Exhibit 10.2

EXECUTION VERSION

Published deal CUSIP: 37249UAH9

Revolver CUSIP: 37249UAK2

Term Loan B CUSIP: 37249UAJ5

Term Loan C CUSIP: 37249UAL0

CREDIT AGREEMENT

Dated as of October 18, 2013

among

GENTIVA HEALTH SERVICES, INC.,

as the Borrower,

BARCLAYS BANK PLC,

as Administrative Agent, Swing Line Lender and L/C Issuer,

The Other Lenders Party Hereto,

BARCLAYS BANK PLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

GE CAPITAL MARKETS, INC.,

MORGAN STANLEY SENIOR FUNDING, INC.

and

SUNTRUST ROBINSON HUMPHREY, INC.

as Joint Lead Arrangers and Joint Book Managers,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Syndication Agent,

and

BANK OF MONTREAL

GENERAL ELECTRIC CAPITAL CORPORATION,

MORGAN STANLEY SENIOR FUNDING, INC.

and

SUNTRUST BANK,

as Co-Documentation Agents

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-ii-

-iii-

-iv-

SCHEDULES

2.01	Commitments and Applicable Percentages
2.03	Existing Letters of Credit
4.01(a)	Mortgaged Properties
5.05	Supplement to Interim Financial Statements
5.06	Litigation
5.08(b)	Existing Liens
5.08(c)	Owned Real Property
5.08(d)	Existing Investments
5.12(d)	Pension Plans
5.13	Subsidiaries and Other Equity Investments; Loan Parties
5.16	Compliance with Laws
5.17	Intellectual Property Matters
5.20	Labor Matters
5.26(b)	Health Care Permits
5.26(c)	Program Participation Agreements
5.26(d)	Excluded Entities
5.26(e)	Corporate Integrity Agreements, Settlement Agreements, Plans of Correction, Etc.
6.11	Refinancing Indebtedness
6.12	Guarantors
6.20	Post Closing Covenants
7.02	Existing Indebtedness
7.04(g)	Fundamental Changes - Subsidiaries
7.05	Permitted Disposition Entities
7.09	Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Term Note
C-2	Revolving Credit Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Administrative Questionnaire
F	Guaranty
G	Security Agreement
H-1	Perfection Certificate
H-2	Perfection Certificate Supplement
I	[Reserved]
J	Solvency Certificate
K	[Reserved]
L	Acceptance and Prepayment Notice
M	Discount Range Prepayment Notice
N	Discount Range Prepayment Offer
O	Solicited Discounted Prepayment Offer
P	Solicited Discounted Prepayment Notice
Q	Specified Discount Prepayment Notice
R	Specified Discount Prepayment Response
S	United States Tax Compliance Certificate

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CREDIT AGREEMENT

This CREDIT AGREEMENT (“Agreement”) is entered into as of October 18, 2013, among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BARCLAYS BANK PLC, as Administrative Agent, Swing Line Lender and L/C Issuer, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, and BANK OF MONTREAL, GENERAL ELECTRIC CAPITAL CORPORATION, MORGAN STANLEY SENIOR FUNDING, INC. and SUNTRUST BANK, as Co-Documentation Agents.

PRELIMINARY STATEMENTS:

Javelin Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Borrower (the “Merger Sub”), was organized by the Borrower to acquire control of Harden Healthcare Holdings, Inc., a Delaware corporation (“Harden”) and certain of its Subsidiaries and Affiliates (collectively, the “Acquired Business”).

Pursuant to the Agreement and Plan of Merger dated as of September 18, 2013 (the “Merger Agreement”) among the Borrower, the Merger Sub, Javelin Healthcare Holdings, LLC, a Delaware limited liability company, the sole member of which is the Borrower (“LLC Sub”), Harden, R. Steven Hicks, in his capacity as stockholder representative, the security holders named therein, and the other Persons party thereto, the Borrower and the Merger Sub have agreed to consummate a merger (the “First Merger”) with Harden in which the Merger Sub shall be merged with and into Harden, with Harden as the surviving corporation and then immediately after the First Merger, and as a part of an integrated plan, Harden will merge with and into LLC Sub (together with the First Merger, the “Merger”), with LLC Sub as the surviving entity.

The proceeds of the borrowings hereunder will be used to fund a portion of the Transaction and provide ongoing working capital and for other general corporate purposes of the Borrower and its Subsidiaries.

In furtherance of the foregoing, on the Closing Date, the Borrower has requested that the Lenders provide a term B loan facility in the amount of $670,000,000, a term C loan facility in the amount of $155,000,000 and a revolving credit facility in the amount of $100,000,000, and the Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to issue letters of credit, in each case, on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceptance and Prepayment Notice” means a notice of the Borrower’s acceptance of the Acceptable Discount in substantially the form of Exhibit L.

“Acceptance Date” has the meaning specified in Section 2.05(a)(iv)(D)(2).

“Acquired Business” has the meaning specified in the Preliminary Statements.

“Acquired Business Material Adverse Effect” means, with respect to the Acquired Business, any one or more events, developments, circumstances, occurrences, changes or effects that, individually or in the aggregate, are materially adverse to (i) the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Acquired Business, taken as a whole (excluding the Long-Term Care Business, the Long-Term Care Subsidiaries, the Girling New York Business and the Girling New York Subsidiaries (as such terms are defined in the Merger Agreement)), or (ii) the ability of the Acquired Business to perform its obligations under the Merger Agreement or to consummate the transactions contemplated thereby; provided, however, that the foregoing shall not include any event, development, circumstance, occurrence, change or effect resulting from (A) changes in general economic or financial, credit or securities market conditions or prevailing interest rates, (B) general changes in the industries in which the Acquired Business operates, (C) changes or proposed changes in reimbursement rates or coverage limitations applicable to the products or services of the Acquired Business, (D) changes or proposed changes in Law (as defined in the Merger Agreement) or accounting rules or principles, including GAAP, or interpretations or enforcement thereof by any Governmental Body (as defined in the Merger Agreement), (E) the announcement of the Merger Agreement or any of the transactions contemplated thereby, the fulfillment of the parties’ obligations under the Merger Agreement or the consummation of the transactions contemplated thereby, (F) actions or omissions taken or not taken by the Acquired Business at the Borrower’s request or with the Borrower’s consent or (G) any “act of God” including, without limitation, weather, natural disasters, earthquakes, or any hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions; except, with respect to clauses (A), (B), (C) and (D), to the extent, and only to the extent, that such event, development, circumstance, occurrence, change or effect is disproportionately adverse to the Acquired Business, taken as a whole, as compared to other companies operating in the industries in which the Acquired Business operates.

“Additional Commitments Effective Date” has the meaning specified in Section 2.14(b).

“Additional Facility Joinder Agreement” has the meaning specified in Section 2.14(c).

“Additional Lender” means, at any time, any bank, other financial institution or institutional investor that, in any case, is not an existing Lender and that agrees to provide any portion of any (a) Additional Revolving Credit Loans or Additional Term Loans in accordance with Section 2.14 or (b) Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.19; provided that each Additional Lender (other than any Person that is a Lender, an Affiliate of a Lender or an Approved Fund at such time) shall be subject to the consent of the Administrative Agent, the L/C Issuer and/or the Swing Line Lender (each such consent not to be unreasonably withheld or delayed), in each case to the extent any such consent would be required from the Administrative Agent, the L/C Issuer and/or the Swing Line Lender under Section 10.06(b)(iii)(B), (C) and/or (D), respectively, for an assignment of Loans to such Additional Lender.

“Additional Revolving Credit Commitments” means the commitments of the Additional Revolving Credit Lenders to make Additional Revolving Credit Loans pursuant to Section 2.14.

“Additional Revolving Credit Lenders” means the Lenders providing the Additional Revolving Credit Commitments.

“Additional Revolving Credit Loans” means any loans made in respect of any Additional Revolving Credit Commitments that shall have been added pursuant to Section 2.14.

“Additional Term B Commitments” means the commitments of the Additional Term B Lenders to make Additional Term B Loans pursuant to Section 2.14.

“Additional Term B Lenders” means the Lenders providing the Additional Term B Loans.

“Additional Term B Loans” means any new tranche of Term B Loans or increases in the aggregate principal amount of Term B Loans made pursuant to Section 2.14 in respect of any Additional Term B Commitments.

“Additional Term C Commitments” means the commitments of the Additional Term C Lenders to make Additional Term C Loans pursuant to Section 2.14.

“Additional Term C Lenders” means the Lenders providing the Additional Term C Loans.

“Additional Term C Loans” means any new tranche of Term C Loans or increases in the aggregate principal amount of Term C Loans made pursuant to Section 2.14 in respect of any Additional Term C Commitments.

“Additional Term Commitments” means, at any time, the Additional Term B Commitments and/or the Additional Term C Commitments.

“Additional Term Lenders” means the Lenders providing the Additional Term Loans.

“Additional Term Loans” means, at any time, the Additional Term B Loans and/or the Additional Term C Loans.

“Administrative Agent” means Barclays in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent.

“Administrative Rules” has the meaning specified in Section 5.27(a).

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agency Fee Letter” means the letter agreement, dated October 18, 2013, by and between the Borrower and Barclays Bank PLC.

“Agents” means, the Administrative Agent, the Collateral Agent (as defined in the Security Agreement), the Syndication Agents and the Co-Documentation Agents; and “Agent” shall mean any of them.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” has the meaning specified in the introductory paragraph hereto.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Discount” has the meaning specified in Section 2.05(a)(iv)(C)(2).

“Applicable Percentage” means, (a) in respect of the Term B Facility, with respect to any Term B Lender at any time, the percentage (carried out to the ninth decimal place) of the Term B Facility represented by (i) on or prior to the Closing Date, such Term B Lender’s Term B Commitment at such time, subject to adjustment as provided in Section 2.16, and (ii) thereafter, the principal amount of such Term B Lender’s Term B Loans at such time, (b) in respect of the Term C Facility, with respect to any Term C Lender at any time, the percentage (carried out to the ninth decimal place) of the Term C Facility represented by (i) on or prior to the Closing Date, such Term C Lender’s Term C Commitment at such time, subject to adjustment as provided in Section 2.16, and (ii) thereafter, the principal amount of such Term C Lender’s Term C Loans at such time and (c) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 2.16. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption, Additional Facility Joinder Agreement or Refinancing Amendment pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means (a) in respect of the Initial Term B Loans 4.25% per annum for Base Rate Loans and 5.25% per annum for Eurodollar Rate Loans, (b) in respect of the Initial Term C Loans 3.50% per annum for Base Rate Loans and 4.50% for Eurodollar Rate Loans and (c) in respect of the Revolving Credit Facility 3.50% per annum for Base Rate Loans and 4.50% per annum for Eurodollar Rate Loans, provided that, after the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the fiscal quarter ended December 31, 2013, the Applicable Rate in respect of the Revolving Credit Facility shall be the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate for Revolving Credit Facility and Letter of Credit Fees	Base Rate for Revolving Credit Facility
1	≥ 4.00 to 1.00	4.50%	3.50%
2	< 4.00 to 1.00	4.25%	3.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such section, then Pricing Level 1 shall apply with respect to the Revolving Credit Facility as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

If at a time when this Agreement is in effect and unpaid Obligations under this Agreement are outstanding (other than Obligations under any (i) Secured Hedge Agreement, (ii) treasury, depositary, credit or debit card, purchase card and cash management services or in connection with any automated clearinghouse transfer of funds, and (iii) indemnities and other contingent obligations not yet due and payable), as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of any Event of Default described in Section 8.01(f) or 8.01(g), automatically and without further action by the Administrative Agent, any Lender or L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period; provided that non-payment as a result of such inaccuracy shall not in any event be deemed retroactively to be an Event of Default pursuant to Section 8.01(a), and such amount payable shall be calculated without giving effect to any additional interest payable on amounts under Section 2.08(b) if paid promptly on demand.

“Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time.

“Appropriate Lender” means, at any time, (a) with respect to any of the Term B Facility, the Term C Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Term B Loan, a Term C Loan or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

“Approved Captive Insurance Subsidiary” means Gentiva Insurance Corporation, a New York insurance company, and any other captive insurance subsidiary formed by the Borrower and approved by the Administrative Agent pursuant to Section 6.12(e).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender; provided that neither the Borrower nor any of its Affiliates shall be an Approved Fund.

“Arrangers” means Barclays Bank PLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, GE Capital Markets, Inc., Morgan Stanley Senior Funding, Inc. and SunTrust Robinson Humphrey, Inc. in their capacity as joint lead arrangers and joint bookrunning managers.

“Assessments” has the meaning specified in Section 5.27(a).

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person.

“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.05(a)(iv); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Subsidiaries or Affiliates may act as the Auction Agent.

“Audited Financial Statements” means, as applicable, (a) the Borrower’s audited consolidated balance sheet as of December 31, 2012 and the related consolidated statements of income or operations, shareholders’ equity and cash flows, including the notes thereto, each for the three fiscal years ended December 31, 2010, December 31, 2011 and December 31, 2012 and (b) Harden Healthcare Holdings, Inc.’s audited consolidated balance sheet as of December 31, 2012 and the related consolidated statements of income or operations, shareholders’ equity and cash flows, including the notes thereto, each for the three fiscal years ended December 31, 2010, December 31, 2011 and December 31, 2012.

“Availability Period” means the period from and including the Closing Date to the earliest of (i) the Maturity Date for the Revolving Credit Facility, (ii) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Available Amount” means, at any time, the aggregate of (a) $25,000,000, plus (b) the sum of:

(i) the cumulative portion of Excess Cash Flow for each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2014, that is not required to be applied to prepay or repay Loans pursuant to Section 2.05(b)(i); plus

(ii) the portion of the Net Cash Proceeds from any sale of Equity Interests of the Borrower or contributions to the common equity of the Borrower (in each case, other than with respect to Disqualified Equity Interests) after the Closing Date (excluding Net Cash Proceeds in connection with Restricted Payments made under Section 7.06(c)); plus

(iii) the Declined Prepayment Amount; minus

(iv) the aggregate amount of Restricted Payments made in reliance on Section 7.06(d); minus

(v) the aggregate amount of Investments made in reliance on Section 7.03(k) (net of any cash return to the Borrower and its Subsidiaries in respect of such Investments); minus

(vi) the aggregate amount of Indebtedness prepaid in reliance on Section 7.15(d);

For the avoidance of doubt, any unused Available Amount in any fiscal year shall be rolled forward to the next succeeding fiscal year.

“Barclays” means Barclays Bank PLC and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Administrative Agent as its “prime rate,” and (c) the Eurodollar Rate for an Interest Period of one month plus 1.00%. The “prime rate” is a rate set by Administrative Agent based upon various factors including Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change. Notwithstanding the foregoing, the Base Rate shall not be deemed to be less than 2.25% with respect to the Term Loans.

“Base Rate Loan” means a Revolving Credit Loan, a Term B Loan or a Term C Loan that bears interest based on the Base Rate.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrower Offer of Specified Discount Prepayment” means the offer by the Borrower to make a voluntary prepayment of Term Loans at a Specified Discount to par pursuant to Section 2.05(a)(iv).

“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by the Borrower of offers for, and the corresponding acceptance by a Term Lender of, a voluntary prepayment of Term Loans at a specified range of discounts to par pursuant to Section 2.05(a)(iv).

“Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Term Lender of, a voluntary prepayment of Term Loans at a discount to par pursuant to Section 2.05(a)(iv).

“Borrowing” means a borrowing consisting of Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Rate Loans, having the same Interest Period.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate of all expenditures by such Person for the acquisition (other than a Permitted Acquisition) or leasing (pursuant to a Capitalized Lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a balance sheet of such Person. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“CareCentrix Note” means that certain $25,000,000 subordinated promissory note from CareCentrix, Inc. payable to Gentiva Health Services Holding Corp., dated as of September 19, 2011.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuer or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer or Swing Line Lender benefiting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

(a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 365 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $500,000,000, in each case with maturities of not more than 365 days from the date of acquisition thereof;

(c) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than three months from the date of acquisition thereof;

(d) Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and 95% of the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition;

(e) repurchase obligations of any Lender or any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities of the types described in clauses (a) and (b) above;

(f) securities with maturities of three months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A-1 by S&P or P-1 by Moody’s; and

(g) securities with maturities of three months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement (or, on the Closing Date with respect to a Cash Management Agreement in effect prior to the Closing Date and continuing in effect thereafter), is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement.

“Casualty Event” shall mean any involuntary loss of title, any involuntary loss of, damage to or any destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of the Borrower or any of its Subsidiaries or any other event that gives rise to the receipt by the Borrower or any Subsidiary of any insurance proceeds or condemnation awards in respect of any property to replace or repair such property. “Casualty Event” shall include but not be limited to any taking of all or any part of any real property of any person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Laws, or by reason of the temporary requisition of the use or occupancy of all or any part of any real property of any person or any part thereof by any Governmental Authority, civil or military, or any settlement in lieu thereof.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or

(b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c) a “change of control” or any comparable term under, and as defined in, the Senior Notes Documents or other Indebtedness exceeding the Threshold Amount shall have occurred.

“Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Term B Commitments, Term C Commitments, Additional Term B Commitments, Additional Term C Commitments, Other Term Commitments, Revolving Credit Commitments, Additional Revolving Credit Commitments or Extended Revolving Credit Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans, Extended Term Loans, Revolving Credit Loans, Additional Revolving Credit Loans or Extended Revolving Credit Loans. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Co-Documentation Agents” means Bank of Montreal, General Electric Capital Corporation, Morgan Stanley Senior Funding, Inc. and SunTrust Bank, in their capacity as co-documentation agents.

“Collateral” means all of the “Collateral” and “Mortgaged Property” or “Trust Property” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreement, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, IP Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Term B Commitment, a Term C Commitment, an Additional Term B Commitment, an Additional Term C Commitment, an Other Term Commitment, a Revolving Credit Commitment, an Additional Revolving Credit Commitment or an Extended Revolving Credit Commitment, as the context may require.

“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated Current Assets” means, at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.

“Consolidated Current Liabilities” means, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, but excluding (a) the current portion of any Consolidated Funded Indebtedness of the Borrower and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Credit Loans or Swing Line Loans to the extent otherwise included therein.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income and without duplication: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes, (iii) depreciation and amortization expense, (iv) extraordinary, unusual or non–recurring charges or losses reducing such Consolidated Net Income related solely to the settlement of litigation in an aggregate amount not to exceed $25,000,000; (v) other extraordinary, unusual or nonrecurring cash charges reducing Consolidated Net Income in an aggregate amount not to exceed $25,000,000 for each Measurement Period beginning after September 30, 2013, (vi) any other non-cash charges or losses, including equity based compensation expense, to the extent actually reimbursed, (vii) expenses incurred to the extent covered by indemnification provisions in any agreement in connection with the Merger or a Permitted Acquisition and only to the extent such amount is in fact reimbursed within 180 days of request by the Borrower, (viii) to the extent covered by insurance under which the insurer has been properly notified and has not denied or contested coverage, expenses with respect to liability or casualty events or business interruption and only to the extent such account is in fact reimbursed within 180 days of request by the Borrower, (ix) any non-cash purchase accounting adjustment and any write-downs or impairment losses with respect to the valuation of long-lived assets or deferred financing costs, including those recorded in connection with the Transaction or any Investment permitted under Section 7.03, (x) non-cash losses from joint ventures and non-cash minority interest reductions, (xi) costs associated with the Transaction made or incurred by the Borrower and its Subsidiaries in connection with the Transaction for such period that are paid, accrued or reserved for within 365 days of the consummation of the Transaction (in each case of or by the Borrower and its Subsidiaries for such Measurement Period), (xii) charges or losses reducing Consolidated Net Income incurred (a) in connection with the closure of certain facilities and branch offices of the Borrower and its Subsidiaries in an aggregate amount not to exceed $10,000,000, and (b) in connection with consolidations of branch offices in an aggregate amount not to exceed $5,000,000, (xiii)(a) charges or losses reducing Consolidated Net Income in an aggregate amount not to exceed $6,000,000 incurred in connection with the corporate restructuring plan identified as the “One Gentiva Initiative”, and (b) cost savings not to exceed $5,000,000 projected by the Borrower in good faith to be realized within 18 months of the Closing Date, in connection with the corporate restructuring plan identified as the “One Gentiva Initiative”, and (xiv) integration expenses and one-time compensation charges (including stay bonuses and severance expenses) in an aggregate amount not to exceed $5,000,000, in each case, incurred as a result of the consummation of the Merger; provided that, for purposes of this subclauses (vi), (vii), (viii) and (ix) of this clause (a), any non-cash charges or losses shall be treated as cash charges or losses in any subsequent period during which cash disbursements attributable thereto are made, plus (b) the amount of “run rate” cost savings projected by the Borrower in good faith to be realized as a result of specified actions taken or to be taken, in either case, within 18 months after the Transaction or the consummation of any other acquisition or disposition which is expected to result in such cost savings, net of the amount of actual benefits realized from such actions during such period; provided that the aggregate amount of such costs savings (x) related to the Transaction shall not exceed $28,000,000 and (y) with respect to any other acquisition or disposition shall not exceed 15% of Consolidated EBITDA (for the applicable Measurement Period) (such determination to be made prior to giving effect to any adjustments pursuant to this clause (b)), provided, further, that the Borrower shall deliver to the Administrative Agent a certificate of a financial officer of the Borrower setting forth calculations of such pro forma adjustments to effect cost savings and synergies supporting them in reasonable detail, and minus (c) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits, (ii) all non-cash items increasing Consolidated Net Income (including, among other things, any non-cash items that increase Consolidated Net Income as a result of prepayments of Term Loans pursuant to Section 2.05(a)(iv)), and (iii) extraordinary, unusual or non-recurring income or gain increasing Consolidated Net Income (in each case of or by the Borrower and its Subsidiaries for such Measurement Period).

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (d) all Attributable Indebtedness, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Borrower or any Subsidiary, and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary. Notwithstanding any other provision of this Agreement to the contrary, (i) the term “Consolidated Funded Indebtedness” shall not be deemed to include (A) any earn-out obligation until such obligation appears in the liabilities section of the balance sheet of the applicable Person, (B) any earn-out obligation that appears in the liabilities section of the balance sheet of the applicable Person to the extent (1) such Person is indemnified for the payment thereof by a Solvent Person reasonably acceptable to the Administrative Agent or (2) amounts to be applied to the payment thereof are in escrow, (C) any deferred compensation arrangements, (D) any non-compete or consulting obligations incurred in connection with Permitted Acquisitions, and (ii) the amount of Consolidated Funded Indebtedness for which recourse is limited either to a specified amount or to an identified asset of such Person shall be deemed to be equal to such specified amount or the fair market value of such identified asset as determined by such Person in good faith, as the case may be.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) all interest paid or payable (without duplication) with respect to discontinued operations, plus (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, minus (d) non-cash interest expense in connection with any convertible debt securities minus (e) any interest income, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period minus (f) to the extent otherwise included herein under clauses (a), (b) or (c) above, write-off of financing costs.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date (net of cash and Cash Equivalents of the Borrower and its Subsidiaries that is not Restricted in an aggregate amount not to exceed $35,000,000 on a consolidated basis as of such date) to (b) Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that such Consolidated Leverage Ratio shall be determined on a Pro Forma Basis; provided, further, that for purposes of determining the Consolidated Leverage Ratio for purposes of Section 7.02(j) and (l) the cash proceeds of any Indebtedness incurred pursuant to such provisions at such time shall not be deemed to be on the consolidated balance sheet of the Borrower and its Subsidiaries.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that Consolidated Net Income shall exclude (a) the net income of any Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such Measurement Period, and (b) any income (or loss) for such Measurement Period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in the net income of any such Person for such Measurement Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in clause (a) of this proviso).

“Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) the aggregate amount of, without duplication, Indebtedness as of such date that is secured by a Lien on any assets of the Borrower and its Subsidiaries (net of cash and Cash Equivalents of the Borrower and its Subsidiaries that is not Restricted in an aggregate amount not to exceed $35,000,000 on a consolidated basis as of such date) to (b) Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided, the Consolidated Senior Secured Leverage Ratio shall be determined on a Pro Forma Basis; provided, further, that for purposes of determining the Consolidated Senior Secured Leverage Ratio for Section 2.14, the cash proceeds of any Indebtedness incurred pursuant to such provision at such time shall not be deemed to be on the consolidated balance sheet of the Borrower and its Subsidiaries.

“Consolidated Working Capital” means, at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“CPP” has the meaning specified in Section 6.08(e).

“Credit Agreement Refinancing Indebtedness” means any Indebtedness in the form of Other Term Loans or Other Term Commitments incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Term Loans (“Refinanced Term Debt”); provided that (i) such exchanging, extending, renewing, replacing or refinancing Indebtedness is in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Term Debt except by an amount equal to unpaid accrued interest and premium (including tender premium) thereon plus reasonable upfront fees and OID on such exchanging, extending, renewing, replacing or refinancing Indebtedness, plus other reasonable and customary fees and expenses in connection with such exchange, modification, refinancing, refunding, renewal, replacement or extension, (ii) such Indebtedness matures not earlier than, and has a weighted average life to maturity not shorter than, such Refinanced Term Debt and (iii) the terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing, premiums and optional prepayment or redemption terms) are substantially identical to, or (taken as a whole as determined by the Borrower in good faith) are no more favorable to the lenders providing such Indebtedness, than those applicable to such Refinanced Term Debt (except for covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness); provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (iii) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees).

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Debt Rating” has the meaning specified in Section 6.19.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Prepayment Amount” has the meaning specified in Section 2.05(b)(ix).

“Declining Term Lender” has the meaning specified in Section 2.05(b)(ix).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans under the applicable Facility plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate applicable to Letter of Credit Fees plus 2% per annum.

“Defaulting Lender” means, subject to Section 2.16(b), any Revolving Credit Lender that, as reasonably determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, unless such obligations are the subject of a good faith dispute, including in respect of its Loans or participations in respect of Letters of Credit or Swing Line Loans, within three Business Days of the date required to be funded by it hereunder, (b) has notified the Borrower, the Administrative Agent or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Revolving Credit Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.05(a)(iv)(C) substantially in the form of Exhibit M.

“Discount Range Prepayment Offer” means the irrevocable written offer by a Term Lender, substantially in the form of Exhibit N, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date” has the meaning specified in Section 2.05(a)(iv)(C)(1).

“Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.05(a)(iv)(B)(1), Section 2.05(a)(iv)(C)(1) or Section 2.05(a)(iv)(D)(1), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity Interest” means any Equity Interest which, by its terms (or the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Revolving Credit Commitments), (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one days after the Latest Maturity Date of any Facility hereunder; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of the Borrower or any Subsidiary or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability.

“Dollar” and “$” mean lawful money of the United States.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)); provided that neither the Borrower nor its Affiliates shall be an Eligible Assignee.

“Engagement Letter” means the letter agreement, dated September 18, 2013, among the Borrower, Barclays Bank PLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as amended and supplemented by the letter agreement, dated September 30, 2013, among the Borrower, Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, GE Capital Markets, Inc., Morgan Stanley Senior Funding, Inc. and SunTrust Robinson Humphrey, Inc.

“Environment” shall mean ambient air, indoor air, surface water, groundwater, drinking water, land surface and subsurface strata and natural resources such as wetlands, flora and fauna.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions, including all common law, relating to pollution and the protection of the Environment, the Release or threat of Release of any materials into the Environment, including those related to Hazardous Materials and to health and safety matters as a result of exposure to Hazardous Materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation or remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent or in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA (h) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or a failure to make a required contribution to a Multiemployer Plan; or (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (i) the British Bankers Association or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available LIBOR Rate (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (ii) if such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Barclays and with a term equivalent to such Interest Period would be offered by Barclays’ London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; provided that, notwithstanding the foregoing, the Eurodollar Rate shall not be deemed to be less than 1.25% per annum with respect to the Term Loans; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Barclays’ London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination.

“Eurodollar Rate Loan” means a Revolving Credit Loan, a Term B Loan or a Term C Loan that bears interest at a rate based on the Eurodollar Rate.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Cash Flow” means, for any fiscal year of the Borrower, (a) the sum (for each fiscal year) of (i) Consolidated EBITDA (excluding, for purposes of calculating Consolidated EBITDA, the impact of clauses (a)(iv), (v), (xi), (xii), (xiii) and (xiv) and clause (b) in the calculation of Consolidated EBITDA) for such fiscal year plus (ii) the amount of the decrease, if any, in Consolidated Working Capital minus (b) the sum (for such fiscal year) of (i) Consolidated Interest Charges actually paid in cash by the Borrower and its Subsidiaries, (ii) scheduled principal repayments, to the extent actually made, of Term Loans pursuant to Section 2.07 or of any other Indebtedness constituting Revolving Credit Loans, so long as the related commitments are terminated, (iii) all income taxes actually paid in cash by the Borrower and its Subsidiaries, (iv) Capital Expenditures actually made by the Borrower and its Subsidiaries in such fiscal year from Internally Generated Cash, (v) the amount of Internally Generated Cash used to finance Investments permitted (including, without limitation, Permitted Acquisitions) under the Loan Documents in such period and (vi) the amount of the increase, if any, in Consolidated Working Capital in such fiscal year.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 30 of the Guaranty and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) any Taxes imposed on or measured by such recipient’s net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), by a jurisdiction as a result of such recipient being organized or having its principal office or applicable Lending Office in such jurisdiction or as a result of any other present or former connection between such recipient and such jurisdiction, other than any connection arising solely from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to and/or enforced any Loan Document, (b) any branch profits Taxes imposed under Section 884(a) of the Code, or any similar Tax, imposed by any other jurisdiction described in clause (a), (c) any withholding Tax attributable to a Lender’s failure to comply with Section 3.01(e), (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 10.13), any United States withholding Tax that (i) is imposed on amounts payable to such Foreign Lender pursuant to the Laws in effect at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Loan Party with respect to such withholding Tax pursuant to Section 3.01, and (e) any U.S. federal withholding Tax imposed pursuant to FATCA.

“Existing Credit Agreement” means that certain Credit Agreement, dated as of August 17, 2010 (as amended, restated, modified or supplemented prior to the date hereof, and together with all annexes, exhibits and schedules thereto), by and among the Borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C Issuer, and a syndicate of lenders.

“Existing Letters of Credit” means those Letters of Credit set forth on Schedule 2.03.

“Existing Revolver Tranche” has the meaning specified in Section 2.17(a).

“Existing Term Tranche” has the meaning specified in Section 2.18(a).

“Extended Loans” means the Extended Revolving Credit Loans and the Extended Term Loans.

“Extended Revolving Credit Commitments” has the meaning specified in Section 2.17(a).

“Extended Revolving Credit Loans” has the meaning specified in Section 2.17(a).

“Extended Term Loans” has the meaning specified in Section 2.18(a).

“Extending Revolving Credit Lender” has the meaning specified in Section 2.17(b).

“Extending Term Lender” has the meaning specified in Section 2.18(b).

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments.

“Facility” means the Term B Facility, the Term C Facility, the Other Term Loan Facility or the Revolving Credit Facility, as the context may require.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code as of the date hereof (and any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future Treasury regulations or other official administrative interpretations thereof.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Barclays on such day on such transactions as determined by the Administrative Agent.

“First Merger” has the meaning specified in the Preliminary Statements.

“Foreign Lender” means any Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof (whether state, local, county, provincial or otherwise) and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, the Subsidiaries of the Borrower listed on Schedule 6.12 (which shall exclude any Approved Captive Insurance Subsidiary, any not-for-profit entity, any non-wholly-owned Subsidiary and those Subsidiaries listed on Schedule 7.04(g)) and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12, including, without limitation, each Subsidiary of Harden listed on Schedule 6.12(b).

“Guaranty” means, collectively, the Guaranty made by the Guarantors in favor of the Secured Parties, substantially in the form of Exhibit F, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all other substances, materials, pollutants, contaminants or wastes of any nature regulated pursuant to any Environmental Law, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes.

“Health Care Laws” means all federal and state laws regulating health services or payment, including, but not limited to, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. § 1395nn), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the exclusion laws (42 U.S.C. § 1320a-7), the civil monetary penalty law (42 U.S.C. § 1320a-7a), HIPAA (42 U.S.C. §§ 1320d-1320d-8), Medicare, Medicaid, and any other state or federal law, regulation, guidance document, manual provision, program memorandum, opinion letter, or other issuance which regulates kickbacks, patient or program charges, recordkeeping, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation, or any other aspect of providing health care.

“Health Care Permit” has the meaning specified in Section 5.26(b).

“Hedge Bank” means (a) any Person that, at the time it enters into an interest rate Swap Contract, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract, and (b) either of the two institutions or their respective Affiliates that were identified previously to the Administrative Agent (a “Non-Lender Counterparty”) with which a Loan Party has entered into an interest rate Swap Contract that was provided or arranged by GE Capital or an Affiliate of GE Capital, and any assignee of such Non-Lender Counterparty; provided that with respect to clauses (a) and (b) such interest rate Swap Contract is required or permitted under Article VI or VII herein.

“HIPAA” means, collectively, the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996, as amended, the Health Information Technology for Economic and Clinical Health Act of 2009 and state privacy laws.

“HIPAA Business Associate Agreement” means a business associate contract in accordance with 45 C.F.R. § 164.504 that permits the Borrower or any Subsidiary to disclose protected health information (as defined under HIPAA) to representatives and independent contractors of the Administrative Agent and each Lender.

“HIPAA Compliance Plan” has the meaning specified in Section 5.27(a).

“HIPAA Compliant” has the meaning specified in Section 5.27(a).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and not past due for more than 60 days after the date on which such trade account was created);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person;

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means all Taxes other than Excluded Taxes.

“Indemnitee” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Initial Term B Loans” means the Term B Loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01.

“Initial Term C Loans” means the Term C Loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01.

“Initial Term Loans” means, at any time, the Initial Term B Loans and the Initial Term C Loans.

“Intellectual Property Security Agreement” has the meaning specified in Section 4.01(a)(v).

“Intercompany Notes” has the meaning specified in the Security Agreement.

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Credit Facility for purposes of this definition).

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice or such other period that is twelve months requested by the Borrower and consented to by all the Appropriate Lenders; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

“Internally Generated Cash” means any cash of the Borrower or any Subsidiary that is not generated from a Disposition (other than Dispositions of inventory in the ordinary course of business), an Extraordinary Receipt, an incurrence of Indebtedness, an issuance of Equity Interests or a capital contribution.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests, debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IP Rights” has the meaning specified in Section 5.17.

“IP Security Agreement Supplement” means the “Patent Security Agreement,” the “Trademark Security Agreement” or the “Copyright Security Agreement,” as the context requires, as defined in the Security Agreement.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.

“Junior Financing” has the meaning specified in Section 7.15.

“Junior Liens” shall mean Liens (other than Liens securing the Obligations) that are subordinated to the Liens granted under the Loan Documents on customary terms pursuant to an intercreditor agreement reasonably satisfactory to the Administrative Agent (it being understood that Junior Liens are not required to be pari passu with other Junior Liens, and that Indebtedness secured by Junior Liens may have Liens that are senior in priority to, or pari passu with, or junior in priority to, other Liens constituting Junior Liens).

“Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Additional Revolving Credit Loan, any Additional Term Loan, any Other Term Loan or any Extended Loan, in each case as extended in accordance with this Agreement from time to time.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase in the amount thereof.

“L/C Issuer” means (i) Barclays or another Lender selected by the Borrower and reasonably acceptable to the Administrative Agent that agrees to issue Letters of Credit pursuant hereto, in each case in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder and (ii) solely with respect to the Existing Letters of Credit, issuers of the Existing Letters of Credit (it being understood that such issuers shall have no obligation to issue any Letters of Credit or to amend or renew any Existing Letters of Credit).

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(h).

“Letter of Credit Sublimit” means an amount equal to $80,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) any Refinancing Amendment, Additional Facility Joinder Agreement, Revolving Credit Extension Amendment, Term Extension Amendment or other amendment or modification to this Agreement in accordance with the terms hereof, (d) any agreement creating or perfecting rights in cash collateral pursuant to the provisions of Section 2.15 of this Agreement, (e) the Guaranty, (f) the Collateral Documents, (g) the Engagement Letter, (h) the Agency Fee Letter and (i) each Issuer Document.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or financial condition of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its material obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Material Owned Real Property” means any owned parcel of real property with a fair market value in excess of $7,500,000.

“Maturity Date” means (a) with respect to the Revolving Credit Commitments as of the Closing Date, the date that is five (5) years after the Closing Date, (b) with respect to the Initial Term B Loans, the date that is six (6) years after the Closing Date, (c) with respect to the Initial Term C Loans, the date that is five (5) years after the Closing Date, (d) with respect to any tranche of Extended Loans, the final maturity date as specified in the applicable Revolving Credit Extension Request or Term Extension Request, as applicable, accepted by the respective Lender or Lenders, (e) with respect to any Other Term Loans, the final maturity date as specified in the applicable

Refinancing Amendment and (f) with respect to any Additional Term Loans or Additional Revolving Credit Loans, the final maturity date as specified in the applicable Additional Facility Joinder Agreement; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day; provided, further, that if the Senior Notes (or any refinancing, refunding, renewal or extensions thereof) are outstanding on a date that is six (6) months prior to September 1, 2018 (such date, the “Acceleration Date”) and the Senior Notes (or any refinancing, refunding, renewal or extensions thereof) would mature on or prior to the date that is one-hundred and eighty (180) days after the Maturity Date of the Initial Term B Loans, then the Maturity Date with respect to the Initial Term B Loans, the Initial Term C Loan and the Revolving Credit Facility (without giving effect to any extensions of such Maturity Date pursuant to Section 2.17) shall auto accelerate and become immediately due and payable on the Acceleration Date.

“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Borrower.

“Medicaid” means that government-sponsored entitlement program under Title XIX, P.L. 89-97 of the Social Security Act, which provides federal grants to states for medical assistance based on specific eligibility criteria, as set forth on Section 1396, et seq. of Title 42 of the United States Code.

“Medicare” means that government-sponsored insurance program under Title XVIII, P.L. 89-97, of the Social Security Act, which provides for a health insurance system for eligible elderly and disabled individuals, as set forth at Section 1395, et seq. of Title 42 of the United States Code.

“Medicare Administrative Contractor” means a Medicare Administrative Contractor established by the Centers for Medicare and Medicaid Services.

“Merger” has the meaning specified in the Preliminary Statements.

“Merger Agreement” has the meaning specified in the Preliminary Statements.

“Minimum Liquidity Condition” means, at any given time, that sum of (i) the amount of the Borrower’s and the Subsidiaries’ unrestricted cash and Cash Equivalents on the Borrower’s consolidated balance sheet and (ii) the amount of the Revolving Credit Facility that is available for borrowing, is at least $35,000,000; provided, that for purposes of determining the Minimum Liquidity Conditions for purposes of Section 7.02(j) and (l) and Section 7.03(g), the cash proceeds of any Indebtedness incurred pursuant to such provision at such time shall not be deemed to be on the consolidated balance sheet of the Borrower and its Subsidiaries.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage Policies” means those certain fully paid American Land Title Association Lender’s Extended Coverage title insurance policies, with endorsements and in amounts acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only the Liens permitted by Section 7.01, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents, for mechanics’ and materialmen’s Liens and for zoning of the applicable property) and such coinsurance and direct access reinsurance as the Administrative Agent may deem reasonably necessary or desirable.

“Mortgaged Property” shall mean (a) each Material Owned Real Property identified as a Mortgaged Property on Schedule 4.01(a) dated the Closing Date and (b) each Material Owned Real Property, if any, which shall be subject to a Mortgage delivered after the Closing Date pursuant to Section 6.12.

“Mortgages” means the mortgages, deeds of trust, trust deeds, and deeds to secure debt delivered pursuant to Section 6.12, in each case as amended, amended and restated or otherwise modified and in each case in form and substance acceptable to the Administrative Agent.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” means:

(a) with respect to any Disposition by the Borrower or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, brokerage, consulting and other customary fees) incurred by the Borrower or such Subsidiary in connection with such transaction, (C) federal and state income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds, and (D) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Borrower or any Loan Party after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction; and

(b) with respect to any Casualty Event, the cash insurance proceeds, condemnation awards and other compensation received in respect thereof, net of all reasonable costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Casualty Event less any debt secured by such asset that is required to be repaid.

“New Revolving Credit Lender” has the meaning specified in Section 2.17(c).

“New Term Lender” has the meaning specified in Section 2.18(c).

“Note” means a Term Note or a Revolving Credit Note, as the context may require.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the “Obligations” shall exclude any Excluded Swap Obligations.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other First Liens” means Liens on the Collateral securing loans or notes on a pari passu basis with the Liens securing the Obligations (such loans or notes, the “Other First Lien Debt”), which may be (i) granted under the Loan Documents to the Administrative Agent for the benefit of the holders of such Other First Lien Debt and subject to a customary intercreditor agreement that is reasonably satisfactory to the Administrative Agent that is entered into between the Administrative Agent, an authorized representative of the holders of the Other First Lien Debt and the Borrower and which provides for the pari passu treatment of such Liens with the Lien securing the Obligations or (ii) granted under separate security documents to a collateral agent for the benefit of the holders of the Other First Lien Debt and subject to a customary intercreditor agreement that is reasonably satisfactory to the Administrative Agent that is entered into between the Administrative Agent, such other collateral agent and the Borrower and which provides for lien sharing and for the pari passu treatment of such Liens with the Liens securing the Obligations.

“Other Taxes” means all present or future stamp or documentary Taxes or any other excise or property Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Other Term Commitments” means one or more Classes of Term Loan commitments hereunder that result from a Refinancing Amendment.

“Other Term Loan Borrowing” means a borrowing consisting of simultaneous Other Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Other Term Loan Lenders pursuant to Section 2.01(a).

“Other Term Loan Facility” means, at any time, the aggregate principal amount of Other Term Loans of all Other Term Lenders outstanding at such time.

“Other Term Loan Lender” means any Lender or Additional Lender that holds Other Term Loans.

“Other Term Loans” means one or more Classes of Term Loans that result from a Refinancing Amendment.

“Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

“Participant” has the meaning specified in Section 10.06(d).

“PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Borrower or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Perfection Certificate” means a certificate in the form of Exhibit H-1 or any other form approved by the Administrative Agent, as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

“Perfection Certificate Supplement” means a certificate supplement in the form of Exhibit H-2 or any other form approved by the Administrative Agent.

“Permitted Acquisition” means a Permitted Loan Party Acquisition and a Permitted Non-Loan Party Acquisition.

“Permitted Loan Party Acquisition” has the meaning specified in Section 7.03(g)(A).

“Permitted Non-Loan Party Acquisition” has the meaning specified in Section 7.03(g)(B).

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium (including tender premiums) thereon plus other amounts paid, and underwriting discounts, defeasance costs, fees, commissions and expenses incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder or as otherwise permitted pursuant to Section 7.03, (b) such modification, refinancing, refunding, renewal or extension has a weighted average life to maturity equal to or greater than the shorter of (i) the weighted average life to maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended and (ii) the weighted average life to maturity that would result if all payments of principal on the Indebtedness being refinanced that were due on or after the date that is one year following the Maturity Date of the Term B Facility were instead due on the date that is one year following the Maturity Date of the Term B Facility, (c) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole, (d) the terms and conditions (including, if applicable, as to collateral) of any such modified, refinanced, refunded, renewed or extended Indebtedness are not materially less favorable in the good faith discretion of the Borrower to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being so modified, refinanced, refunded, renewed or extended, and (e) to the extent such Person is a Loan Party, such modification, refinancing, refunding, renewal or extension shall not be incurred by Subsidiaries that are not Loan Parties.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.02.

“Pledged Securities” has the meaning specified in the Security Agreement.

“Privacy and Security Rules” has the meaning specified in Section 5.27(a).

“Pro Forma Basis” means, as to any Person, for any events as described below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the Measurement Period: (i) in making any determination of Consolidated EBITDA, effect shall be given to any Dispositions, Permitted Acquisition, Restricted Payment or closure of any branches or divisions of the Borrower or its Subsidiaries, in each case that occurred during the Measurement Period (or, in the case of determinations made pursuant to Section 7.02, 7.03, 7.04, 7.05, 7.06, 7.11 or 7.15, occurring during the Measurement Period or thereafter and through and including the date upon which the respective Permitted Acquisition or relevant transaction is consummated), (ii) in making any determination on a Pro Forma Basis, (x) all Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transactions and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes, in each case not to finance any acquisition) issued, incurred, assumed or permanently repaid during the Measurement Period (or, in the case of determinations made pursuant to Section 7.02, 7.03, 7.04, 7.05, 7.06, 7.11 or 7.15, occurring during the Measurement Period or thereafter and through and including the date upon which the respective Permitted Acquisition or relevant transaction is consummated) shall be deemed to have been issued, incurred, assumed or permanently repaid at the beginning of such period and (y) the interest expense of such person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rates that would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods (taking into account any Swap Contract applicable to the Indebtedness if the Swap Contract has a remaining term of at least 12 months).

Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Borrower in accordance with GAAP and Regulation S-X promulgated under the Securities Act of 1933, as amended or otherwise in express compliance with this definition and the definition of the financial metric being calculated and may include adjustments to give appropriate effect to cost savings and synergies that are directly attributable to the relevant transactions, factually supportable and expected to have a continuing impact on the financial results of the Borrower and its Subsidiaries. The Borrower shall deliver to the Administrative Agent a certificate of a financial officer of the Borrower setting forth calculations of any such pro forma adjustments supporting them in reasonable detail; provided that no adjustments for synergies or cost savings shall be made with respect to such relevant transactions after the end of the first four consecutive fiscal quarters ended following such transaction, provided, further, that such adjustment for synergies or cost savings shall be limited, in the aggregate in all periods, as set forth in the definition of “Consolidated EBITDA.”

“Programs” has the meaning specified in Section 5.26(c).

“Public Lender” has the meaning specified in Section 6.02.

“Reduction Amount” has the meaning specified in Section 2.05(b)(viii).

“Refinanced Term Debt” has the meaning specified in the definition of “Credit Agreement Refinancing Indebtedness.”

“Refinancing” means the refinancing on the Closing Date of certain outstanding Indebtedness of the Borrower and its Subsidiaries as set forth on Schedule 6.11 and the termination of all commitments with respect thereto.

“Refinancing Amendment” means an amendment to this Agreement reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.19.

“Register” has the meaning specified in Section 10.06(c).

“Related Documents” means the Merger Agreement and any alterations, amendments, changes, supplements, consents or waivers thereof.

“Related Parties” means, with respect to any Person, any of its controlled Affiliates or controlling persons or any of the officers, directors, employees, agents or members of any of the foregoing.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the Environment or within, from or into any building, structure, facility or fixture.

“Repricing Transaction” means the refinancing or repricing by the Borrower of any of the Initial Term Loans under this Agreement (x) with the proceeds of any long-term bank debt financing (including, without limitation, any new or additional term loans pursuant to Section 2.14 or refinancing of term loans pursuant to Section 2.19 and excluding for the avoidance of doubt, the proceeds of any Borrowings under the Revolving Credit Facility or any other “revolving” indebtedness) incurred for the primary purpose of repaying any Initial Term Loans or (y) in connection with any amendment to or modification of this Agreement (including an amendment pursuant to Section 2.18), (i) the primary purpose of which in either case, has or results in an effective interest rate or weighted average yield (as reasonably determined by the Administrative Agent consistent with generally accepted financial practice, after giving effect to margins, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) as of the date of such refinancing or effective date of such amendment that is, or could be by the express terms of such Indebtedness (and not by virtue of any fluctuation in the Eurodollar Rate or Base Rate), less than the Applicable Rate for, or weighted average yield of (as reasonably determined by the Administrative Agent consistent with generally accepted financial practice, on the same basis as above) such Initial Term Loans as of the date of such repricing and (ii) in the case of a refinancing of the applicable Initial Term Loans, the proceeds of which are used to repay, in whole or in part, principal of such outstanding Initial Term Loans.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Facility Lenders” means, as of any date of determination, with respect to one or more Facilities, Lenders having more than 50% of the sum of the (a) Total Outstandings under such Facility or Facilities (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments under such Facility or Facilities; provided that the unused Revolving Credit Commitments of, and the portion of the Total Outstandings under such Facility or Facilities held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Facility Lenders.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

“Responsible Officer” means the chairman, chief executive officer, president, chief financial officer, or treasurer of a Loan Party and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted” means, when referring to cash or Cash Equivalents of the Borrower or any of its Subsidiaries, that such cash or Cash Equivalents (i) appear (or would be required to appear) as “restricted” on a consolidated balance sheet of the Borrower or such Subsidiary (unless such appearance is related solely to the Loan Documents (or the Liens created thereunder)) or (ii) are subject to any Lien (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), (p) and (u)) in favor of any person other than the Collateral Agent for the benefit of the Secured Parties.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption, under the caption “Additional Revolving Credit Commitment” in the Additional Facility Joinder Agreement or under the caption “Extended Revolving Credit Commitment” in the Revolving Credit Extension Amendment pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the date hereof, the aggregate principal amount of the Revolving Credit Commitments is $100,000,000.

“Revolving Credit Extension Amendment” has the meaning specified in Section 2.17(d).

“Revolving Credit Extension Request” has the meaning specified in Section 2.17(a).

“Revolving Credit Extension Series” has the meaning specified in Section 2.17(f).

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time.

“Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-2.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any of its Subsidiaries and any Cash Management Bank.

“Secured Hedge Agreement” means any interest rate Swap Contract required or permitted under Article VI or VII that is entered into by and between a Loan Party and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, each other Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Security Agreement” has the meaning specified in Section 4.01(a)(iii).

“Security Agreement Supplement” means the “Joinder Agreement” as defined in the Security Agreement.

“Senior Notes” means senior notes of the Borrower issued on August 17, 2010, issued and sold pursuant to the Senior Notes Documents (including any registered notes in exchange for privately placed senior notes pursuant to a registration rights agreement).

“Senior Notes Documents” means any indenture among the Borrower, as issuer, the guarantors party thereto and a trustee with respect to the Senior Notes, the Senior Notes and all other agreements, instruments and other documents pursuant to which the Senior Notes were issued or otherwise setting forth the terms of the Senior Notes.

“Social Security Act” means the Social Security Act of 1965.

“Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Term Lender, substantially in the form of Exhibit O, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Notice” means a written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 2.05(a)(iv)(D) substantially in the form of Exhibit P.

“Solicited Discounted Prepayment Response Date” has the meaning specified in Section 2.05(a)(iv)(D)(1).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Discount Prepayment Notice” means a written notice of the Borrower Offer of Specified Discount Prepayment made pursuant to Section 2.05(a)(iv)(B) substantially in the form of Exhibit Q.

“Specified Discount Prepayment Response” means the irrevocable written response by each Lender, substantially in the form of Exhibit R, to a Specified Discount Prepayment Notice.

“Specified Prepayment Debt” means any senior unsecured, senior secured or subordinated loans and/or notes of the Borrower or any other Loan Party, no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise), prior to the date that is six months after the final maturity of the Term Loans outstanding on the date on which such Indebtedness is incurred (it being understood that any required offer to purchase such Indebtedness as a result of a change of control or asset sale shall not violate the foregoing restriction) and the terms and conditions of which (other than with respect to pricing, amortization, final maturity and collateral), taken as a whole, are not materially less favorable to the Borrower and its Subsidiaries than this Agreement or are otherwise reasonably acceptable to the Administrative Agent; provided that, in respect of any senior secured Indebtedness with Liens on the Collateral (which may be Liens that are pari passu with, or junior to, the Liens on the Collateral securing the Obligations) such Liens shall be Other First Liens or Junior Liens; provided further that, in respect of any Subordinated Indebtedness, such Indebtedness shall be subject to customary subordination provisions reasonably satisfactory to the Administrative Agent.

“Subordinated Indebtedness” means any Indebtedness of any Loan Party that is by its terms subordinated in right of payment to the Obligations.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. As of the Closing Date, the Subsidiaries of the Borrower shall include the Subsidiaries of the Borrower after giving effect to the Merger.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Barclays in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $15,000,000 and (b) the Revolving Credit Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Syndication Agent” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as syndication agent.

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term B Borrowing” means a borrowing consisting of simultaneous Term B Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term B Lenders pursuant to Section 2.01(a).

“Term B Commitment” means, as to each Term B Lender, its obligation to make Term B Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term B Lender’s name on Schedule 2.01 under the caption “Term B Commitment” or opposite such caption in the Assignment and Assumption or under the caption “Additional Term B Commitment” in the Additional Facility Joinder Agreement pursuant to which such Term B Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Closing Date, the aggregate principal amount of the Term B Commitments is $670,000,000.

“Term B Facility” means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Term B Commitments at such time and (b) thereafter, the aggregate principal amount of the Term B Loans of all Term B Lenders outstanding at such time.

“Term B Lender” means (a) at any time on or prior to the Closing Date, any Lender that has a Term B Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term B Loans at such time.

“Term B Loan” means any Initial Term B Loan or any Additional Term B Loan made under this Agreement.

“Term Borrowing” means a Borrowing of any Term Loans.

“Term C Borrowing” means a borrowing consisting of simultaneous Term C Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term C Lenders pursuant to Section 2.01(b).

“Term C Commitment” means, as to each Term C Lender, its obligation to make Term C Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term C Lender’s name on Schedule 2.01 under the caption “Term C Commitment” or opposite such caption in the Assignment and Assumption or under the caption “Additional Term C Commitment” in the Additional Facility Joinder Agreement pursuant to which such Term C Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Closing Date, the aggregate principal amount of the Term C Commitments is $155,000,000.

“Term C Facility” means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Term C Commitments at such time and (b) thereafter, the aggregate principal amount of the Term C Loans of all Term C Lenders outstanding at such time.

“Term C Lender” means at any time, (a) on or prior to the Closing Date, any Lender that has a Term C Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term C Loans at such time.

“Term C Loan” means any Initial Term C Loan or any Additional Term C Loan made under this Agreement.

“Term Commitment” means a Term B Commitment, a Term C Commitment or an Other Term Commitment.

“Term Extension Amendment” has the meaning specified in Section 2.18(d).

“Term Extension Request” has the meaning specified in Section 2.18(a).

“Term Extension Series” has the meaning specified in Section 2.18(f).

“Term Facilities” means, at any time, any Facilities consisting of Term Loans and/or Term Commitments.

“Term Lender” means, at any time, any Lender that has a Term Commitment or a Term Loan at such time.

“Term Loan” means any Term B Loan, Term C Loan, Additional Term B Loan, Additional Term C Loan, Other Term Loan or Extended Term Loan, as the context may require.

“Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit C-1.

“Threshold Amount” means $30,000,000.

“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Transaction” means, collectively, (a) the consummation of the Merger, (b) the entering into by the Loan Parties and their applicable Subsidiaries of the Loan Documents and the Related Documents to which they are or are intended to be a party, (c) the Refinancing and (d) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Tricare” means the health care program administered by the Department of Defense that provides health care benefits to members of the military, military retirees, certain members of the military reserve, and their dependents.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“U.S. Loan Party” means any Loan Party that is organized under the laws of the United States of America, any state thereof or the District of Columbia.

1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d) When used herein, the phrase “to the knowledge of” (or words of similar import), when applied to the Borrower or any Guarantors, shall mean the actual knowledge of any Responsible Officer thereof or such knowledge that a Responsible Officer should have in the carrying out of his or her duties with ordinary care.

1.03. Accounting Terms.

(a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 840, FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto.

1.04. Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.06. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

2.01. The Loans.

(a) The Term B Borrowing. Subject to the terms and conditions set forth herein, each Term B Lender severally agrees to make a single loan (each, an “Initial Term B Loan”) to the Borrower on the Closing Date in an amount not to exceed such Term B Lender’s Term B Commitment on the Closing Date. The Borrowing of Initial

Term B Loans shall consist of Initial Term B Loans made simultaneously by the Term B Lenders in accordance with their respective Term B Commitment on the Closing Date. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Initial Term B Loans may be Base Rate Loans or Eurodollar Rate Loans as further provided herein.

(b) The Term C Borrowing. Subject to the terms and conditions set forth herein, each Term C Lender severally agrees to make a single loan (each, an “Initial Term C Loan”) to the Borrower on the Closing Date in an amount not to exceed such Term C Lender’s Term C Commitment on the Closing Date. The Borrowing of Initial Term C Loans shall consist of Term C Loans made simultaneously by the Term C Lenders in accordance with their respective Term C Commitment on the Closing Date. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Initial Term C Loans may be Base Rate Loans or Eurodollar Rate Loans as further provided herein

(c) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b); Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

2.02. Borrowings, Conversions and Continuations of Loans.

(a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may only be given in writing. Each such notice must be received by the Administrative Agent not later than 10:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 12:00 noon four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Appropriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 12:00 noon, three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may only be given in writing) whether or not the requested Interest Period has been consented to by all the Lenders. Each notice by the Borrower pursuant to this Section 2.02(a) must be delivered to the Administrative Agent in the form of a Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Class and Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to or borrowed as a Eurodollar Rate Loan.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility of Term Loans or Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Term Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 3:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Barclays with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

(c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Facility Lenders under the applicable Facility.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Barclays’ prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e) After giving effect to all Term B Borrowings, all conversions of Term B Loans from one Type to the other, and all continuations of Term B Loans as the same Type, there shall not be more than six Interest Periods in effect in respect of the Term B Facility. After giving effect to all Term C Borrowings, all conversions of Term C Loans from one Type to the other, and all continuations of Term C Loans as the same Type, there shall not be more than six Interest Periods in effect in respect of the Term C Facility. After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than six Interest Periods in effect in respect of the Revolving Credit Facility. Notwithstanding the foregoing, after the establishment of any new Class of Loans pursuant to an Additional Facility Joinder Agreement, a Refinancing Amendment, a Revolving Credit Extension Amendment and/or a Term Extension Amendment, the number of Interest Periods otherwise permitted by this Section 2.02(e) shall increase by three (3) Interest Periods for each applicable Class so established.

(f) Anything in this Section 2.02 to the contrary notwithstanding, the Borrower may not select the Eurodollar Rate for the initial Credit Extension.

2.03. Letters of Credit; The Letter of Credit Commitment.

(a) The Letter of Credit Commitments.

(i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer (identified in clause (i) of the definition of “L/C Issuer” as to the following clause (i)) agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (y) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

(ii) The L/C Issuer shall not issue any Letter of Credit if:

(A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension; or

(B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date; provided, the L/C Issuer shall issue a Letter of Credit with an expiry date after the Letter of Credit Expiration Date so long as the Borrower deposits into the Collateral Account on or prior to the Letter of Credit Expiration Date an amount in immediately available funds equal to 103% of the face amount of such Letter of Credit.

(iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B) the issuance of the Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

(C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000;

(D) the Letter of Credit is to be denominated in a currency other than Dollars;

(E) any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or

(F) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.

(iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi) [Reserved].

(vii) The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer identified in clause (i) of the definition thereof (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 12:00 noon at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may reasonably require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

(ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer identified in clause (i) of the definition thereof will confirm with the Administrative Agent (in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(iv) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of Credit”). Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), the L/C Issuer shall not permit such reinstatement if it has received a notice (in writing) on or before the day that is seven Business Days before the Non-Reinstatement Deadline (A) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such reinstatement or (B) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C Issuer not to permit such reinstatement.

(v) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 12:00 noon on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice).

(ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Revolving Credit Percentage of the Unreimbursed Amount not later than 3:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing Base Rate Loan in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer.

(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries.

The foregoing shall not exculpate the Letter of Credit issuer from its gross negligence or willful misconduct (as determined by a court of competent jurisdiction by a final and nonappealable judgment). The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly after discovery thereof notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit.

(h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate for Loans that are Eurodollar Rate Loans times the daily amount available to be drawn under such Letter of Credit; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.04 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.16(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum of 0.125%, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(k) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

(l) Letter of Credit Reports. At the end of each Business Day (and on such other dates as the Administrative Agent may request), the L/C Issuer shall provide the Administrative Agent (and, on the first Business Day after the end of each fiscal quarter or at any time that there is a new Letter of Credit issued or there is a change to any outstanding Letter of Credit, the Administrative Agent shall provide to each of the Revolving Credit Lenders) a list of all Letters of Credit issued by it that are outstanding at such time together with such other information as the Administrative Agent may from time to time reasonably request including, without limitation, a reconciliation of the outstanding Letters of Credit issued by such L/C Issuer.

2.04. Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, shall make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Revolving Credit Commitment, and provided further that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at a rate based on the Base Rate. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent. Each such notice shall be in the form of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower, and must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 noon Eastern Time on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (in writing) of the contents thereof. Unless the Swing Line Lender has received notice (in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 12:00 noon on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 2:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds. Notwithstanding anything to the contrary contained in this Section 2.04 or elsewhere in this Agreement, the Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when a Revolving Credit Lender is a Defaulting Lender unless the Swing Line Lender has entered into arrangements reasonably satisfactory to it to eliminate the Swing Line Lender’s risk with respect to the Defaulting Lender’s or Defaulting Lenders’ participation in such Swing Line Loans, including by Cash Collateralizing, or obtaining a backstop letter of credit from an issuer reasonably satisfactory to the Swing Line Lender to support, such Defaulting Lender’s or Defaulting Lenders’ Applicable Revolving Credit Percentage of the outstanding Swing Line Loans.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 3:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) (but not to otherwise purchase and fund risk participations in Swing Line Loans pursuant to Section 2.04(c)(ii)) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.05. Prepayments.

(a) Optional.

(i) Subject to the last sentence of this Section 2.05(a)(i), Section 2.05(a)(iii), and Section 2.05(a)(iv), the Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay any Class of Term Loans and Revolving Credit Loans in whole or in part without premium (other than as set forth below) or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 10:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the Business Day prior to any date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $300,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied (x) to the principal repayment installments thereof as directed by the Borrower and (y) if no direction is so provided by the Borrower, in direct order of maturity, and subject to Section 2.16, each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities. Notwithstanding anything to the contrary contained herein, the Borrower shall not be permitted to prepay the Term Loans pursuant to this Section 2.05(a)(i) during the period from the Closing Date through the date ten Business Days thereafter.

(ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 3:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $500,000 or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(iii) Notwithstanding anything herein to the contrary, in the event that on or prior to the twelve-month anniversary of the Closing Date, the Borrower (x) effects any amendment of this Agreement resulting in a Repricing Transaction or (y) prepays, refinances, substitutes or replaces any Initial Term Loans pursuant to a Repricing Transaction (including, for the avoidance of doubt, pursuant to this Section 2.05(a) or Section 2.05(b)(iii)), the Borrower agrees, in each case, to pay to the Administrative Agent for the ratable account of each Term Lender holding such Initial Term Loans (I) in the case of any amendment of this Agreement resulting in a Repricing Transaction, a premium equal to 1% of the aggregate principal amount of such Initial Term Loans outstanding immediately prior to such amendment and (II) in the case of a prepayment, refinancing, substitution or replacement of any Initial Term Loans pursuant to a Repricing Transaction (including, for the avoidance of doubt, pursuant to this Section 2.05(a) or Section 2.05(b)(iii)), a prepayment premium equal to 1% of the aggregate principal amount of such Initial Term Loans prepaid, refinanced, substituted or replaced.

(iv) Notwithstanding anything in any Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Borrower may prepay the outstanding Term Loans on the following basis:

(A) The Borrower shall have the right to make a voluntary prepayment of Term Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 2.05(a)(iv); provided that the Borrower shall not initiate any action under this Section 2.05(a)(iv) in order to make a Discounted Term Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers.

(B) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect any Class of Term Loans on an individual tranche basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(a)(iv)(B)), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Specified Discount Prepayment Response Date”).

(2) Each Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Term Loans to be prepaid at the Specified Discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(3) If there is at least one Discount Prepayment Accepting Lender, the Borrower will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective Outstanding Amount and tranches of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(C) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the tranche or tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant tranche of Term Loans willing to be prepaid by the Borrower (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Term Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Term Loans (the “Submitted Amount”) such Term Lender is willing to have prepaid at the Submitted Discount. Any Term

Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

(2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount (as defined below) and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a “Participating Lender”).

(3) If there is at least one Participating Lender, the Borrower will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Term Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(D) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Term Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date (as defined below). The Auction Agent will promptly provide each Term Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date (as defined below), and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loans and the maximum aggregate principal amount and tranches of such Term Loans (the “Offered Amount”) such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount.

(2) The Auction Agent shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. The Borrower shall review all such Solicited Discounted Prepayment Offers and select the lowest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Borrower (the “Acceptable Discount”), if any. If the Borrower elects to accept any Offered Discount at the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by the Borrower from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the Borrower shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this Section 2.05(a)(iv)(D). If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Borrower will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the Borrower of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the tranches to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Term Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Borrower and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(E) In connection with any Discounted Term Loan Prepayment, the Borrower and the Term Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from the Borrower in connection therewith.

(F) If any Term Loan is prepaid in accordance with paragraphs (B) through (D) above, the Borrower shall prepay such Term Loans on the Discounted Prepayment Effective Date. The Borrower shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 11:00 a.m. on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Loans on a pro rata basis across such installments. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date together with any additional amounts required pursuant to Section 3.05. Each prepayment of outstanding Term Loans pursuant to this Section 2.05(a)(iv) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective pro rata share of the Term Loans being prepaid. In connection with each prepayment pursuant to this Section 2.05(a)(iv), the Borrower shall make a representation to the Term Lenders that it does not possess material non-public information (within the meaning of the United States and state securities laws) with respect to the Borrower or its Subsidiaries or the securities of any of them that (A) has not been disclosed to the Term Lenders generally (other than Term Lenders who elect not to receive such information) and (B) would reasonably be expected to have a material effect upon or otherwise be material to a Lender’s decision to assign Loans, and shall waive any right to bring any action against the Administrative Agent, in its capacity as such, in connection with any such Discounted Term Loan Prepayment.

(G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.05(a)(iv), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.

(H) Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.05(a)(iv), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(I) The Borrower and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.05(a)(iv) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.05(a)(iv) as well as activities of the Auction Agent.

(J) The Borrower shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment

Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by the Borrower to make any prepayment to a Lender, as applicable, pursuant to this Section 2.05(a)(iv) shall not constitute a Default or Event of Default under Section 8.01 or otherwise).

(K) The Borrower shall not use the proceeds from Revolving Credit Loans or Swing Line Loans to make a voluntary prepayment pursuant to this Section 2.05(a)(iv).

(b) Mandatory.

(i) Within five Business Days after financial statements have been (or are required to be) delivered pursuant to Section 6.01(a) for the fiscal year ended December 31, 2014 and each fiscal year thereafter and the related Compliance Certificate has been (or is required to be) delivered pursuant to Section 6.02(b), the Borrower shall prepay an aggregate principal amount of Loans equal to the excess (if any) of (A) 50% of Excess Cash Flow for the fiscal year covered by such financial statements over (B) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.05(a)(i) and an amount equal to the discounted amount actually paid by the Borrower in respect of the principal amount of Term Loans voluntarily prepaid pursuant to Section 2.05(a)(iv) during the applicable fiscal year or during the period after such year-end but before the Excess Cash Flow payment is due and made so long as (i) such prepayment is not deducted in the following fiscal year and (ii) such prepayment is financed with Internally Generated Cash; provided the percentage of Excess Cash Flow required to be applied in any given fiscal year as a prepayment will be subject to (1) a step-down to 25% if the Borrower’s Consolidated Leverage Ratio is less than or equal to 3.25:1:0 as of the end of such fiscal year and (2) a step-down to 0% if the Borrower’s Consolidated Leverage Ratio is less than or equal to 2.75:1:0 as of the end of such fiscal year.

(ii) If (x) the Borrower or any of its Subsidiaries Disposes of any property (other than any Disposition of any property permitted by Section 7.05(a), (b), (c), (d), (e,), (f), (g), (h), (i), (j), (k), (m) and (n) provided that the exclusion for Section 7.05(k) shall only apply to the first $35,000,000 of Net Cash Proceeds received by the Borrower after the Closing Date from Dispositions of property pursuant to such Section and all Net Cash Proceeds in excess of such amount shall be applied as set forth in this Section 2.05(b)(ii)) or (y) any Casualty Event occurs which results in the realization by such Person of Net Cash Proceeds in excess of $5,000,000 for any occurrence, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds within five Business Days of receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (viii) below); provided, however, that, at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date such prepayment is required to be made), and so long as no Default or Event of Default shall have occurred and be continuing, the Borrower or such Subsidiary may reinvest all or any portion of such Net Cash Proceeds in operating assets of the Borrower or its Subsidiaries so long as within 365 days after the receipt of such Net Cash Proceeds, such reinvestment shall have been consummated (or a binding agreement to reinvest shall have been entered into within such 365 day period and such reinvestment shall have been made within 455 days after receipt of such Net Cash Proceeds) (as certified by the Borrower in writing to the Administrative Agent); and provided further, however, that any Net Cash Proceeds not so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii).

(iii) Upon the incurrence or issuance by the Borrower or any of its Subsidiaries of any Specified Prepayment Debt, Credit Agreement Refinancing Indebtedness or other Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02), the Borrower shall prepay an aggregate principal amount of Loans (or, in the case of Specified Prepayment Debt and Credit Agreement Refinancing Indebtedness, the Term Loans being refinanced) equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Borrower or such Subsidiary (such prepayments to be applied as set forth in clauses (v) and (viii) below).

(iv) [Reserved].

(v) Except as may otherwise be set forth in any Refinancing Amendment, Term Extension Request or any Additional Facility Joinder Agreement and subject to Section 2.05(b)(ix), each prepayment of Loans pursuant to the foregoing provisions of this Section 2.05(b) shall be applied ratably to each of the Term B Facility and the Term C Facility and to the principal repayment installments thereof in direct order of maturity; provided that any prepayment of Term Loans with the Net Cash Proceeds of Credit Agreement Refinancing Indebtedness shall be applied solely to each applicable Class of Refinanced Term Debt.

(vi) Notwithstanding any of the other provisions of clause (ii), (iii) or (iv) of this Section 2.05(b), so long as no Default under Section 8.01(a) or Section 8.01(f), or Event of Default shall have occurred and be continuing, if, on any date on which a prepayment would otherwise be required to be made pursuant to clause (ii), (iii) or (iv) of this Section 2.05(b), the aggregate amount of Net Cash Proceeds required by such clause to be applied to prepay Loans on such date is less than or equal to $5,000,000, the Borrower may defer such prepayment until the first date on which the aggregate amount of Net Cash Proceeds or other amounts otherwise required under any such clause (ii), (iii) or (iv) of this Section 2.05(b) to be applied to prepay Loans exceeds $5,000,000. During such deferral period the Borrower may apply all or any part of such aggregate amount to prepay Revolving Credit Loans and may, subject to the fulfillment of the applicable conditions set forth in Article IV, reborrow such amounts (which amounts, to the extent originally constituting Net Cash Proceeds, shall be deemed to retain their original character as Net Cash Proceeds when so reborrowed) for application as required by this Section 2.05(b). Upon the occurrence of a Default under Section 8.01(a) or Section 8.01(f), or an Event of Default during any such deferral period, the Borrower shall immediately prepay the Loans in the amount of all Net Cash Proceeds received by the Borrower and other amounts, as applicable, that are required to be applied to prepay Loans under this Section 2.05(b) (without giving effect to the first and second sentences of this clause (vi)) but which have not previously been so applied.

(vii) If for any reason the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Facility at such time, the Borrower shall immediately prepay Revolving Credit Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount equal to such excess in accordance with Section 2.05(b)(viii).

(viii) Prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations; and, in the case of prepayments of the Revolving Credit Facility required pursuant to clause (i), (ii), (iii) or (iv) of this Section 2.05(b), the amount remaining, if any, after the prepayment in full of all L/C Borrowings, Swing Line Loans and Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being, collectively, the “Reduction Amount”) may be retained by the Borrower for use in the ordinary course of its business, and the Revolving Credit Facility shall be automatically and permanently reduced by the Reduction Amount as set forth in Section 2.06(b)(i). Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party) to reimburse the L/C Issuer or the Revolving Credit Lenders, as applicable.

(ix) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to this Section 2.05(b) at least five (5) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of any such prepayment notice and of such Term Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the Term Facilities). Any Term Lender (a “Declining Term Lender”) may elect, by delivering, not less than three (3) Business Days prior to the proposed prepayment date, a written notice, that any mandatory prepayment (other than any mandatory prepayment with the proceeds of any Specified Prepayment Debt and any Credit Agreement Refinancing Indebtedness) otherwise required to be made with respect to the Term Loans held by such Term Lender pursuant to this Section 2.05(b) not be made (the aggregate amount of such prepayments declined by the Declining Term Lenders, the “Declined Prepayment Amount”). Any Declining Term Lender may elect, by delivering, not less than one (1) Business Day prior to the proposed prepayment date, a written notice, that such Lender’s ratable portion of such Declined Prepayment Amount not be applied to repay such Lender’s Term Loans, in which case the portion of such Declined Prepayment Amount which would otherwise have been applied to such Term Loans of the Declining Term Lenders shall instead be retained by the Borrower and may be used pursuant to the Available Amount. For the avoidance of doubt, the Borrower may, at its option, apply any amounts retained in accordance with this subclause (ix) to prepay loans in accordance with Section 2.05(a) above.

2.06. Termination or Reduction of Commitments.

(a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon, three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $3,000,000 or any whole multiple of $1,000,000 in excess thereof or, if less, the entire outstanding principal balance thereof, and (iii) the Borrower shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit.

(b) Mandatory.

(i) The Revolving Credit Facility shall be automatically and permanently reduced on each date on which the prepayment of Revolving Credit Loans outstanding thereunder is required to be made pursuant to Section 2.05(b)(i), (ii), (iii), or (iv) by an amount equal to the applicable Reduction Amount.

(ii) If, after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Revolving Credit Commitment under this Section 2.06. Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender’s Applicable Revolving Credit Percentage of such Reduction Amount. All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination.

2.07. Repayment of Loans.

(a) Initial Term B Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders of Initial Term B Loans (i) on the last Business Day of each March, June, September and December, commencing with the first full quarter after the Closing Date, an aggregate amount equal to 0.25% of the aggregate principal amount of all Initial Term B Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Initial Term B Loans, the aggregate principal amount of all Initial Term B Loans outstanding on such date.

(b) Initial Term C Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders of Initial Term C Loans on each of the following dates (or, if any such day is not a Business Day, the Business Day immediately preceding such date) and on the Maturity Date for the Initial Term C Loans the principal amount of Initial Term C Loans opposite such date below (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

Date	Amount of Principal Payment
March 31, 2014	$2,906,250.00
June 30, 2014	$2,906,250.00
September 30, 2014	$2,906,250.00
December 31, 2014	$2,906,250.00
March 31, 2015	$4,843,750.00
June 30, 2015	$4,843,750.00
September 30, 2015	$4,843,750.00
December 31, 2015	$4,843,750.00
March 31, 2016	$5,812,500.00
June 30, 2016	$5,812,500.00
September 30, 2016	$5,812,500.00
December 31, 2016	$5,812,500.00
March 31, 2017	$7,750,000.00
June 30, 2017	$7,750,000.00
September 30, 2017	$7,750,000.00
December 31, 2017	$7,750,000.00
March 31, 2018	$15,500,000.00
June 30, 2018	$15,500,000.00
September 30, 2018	$15,500,000.00
Maturity Date of Initial Term C Loans	The entire unpaid principal amount of all Initial Term C Loans

(c) Revolving Credit Loans. The Borrower shall repay to the Revolving Credit Lenders on the Maturity Date for the Revolving Credit Commitments as of the Closing Date the aggregate principal amount of all Revolving Credit Loans outstanding on such date.

(d) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date twenty Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Commitments as of the Closing Date.

(e) Additional Term Loans and Other Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders of Additional Term Loans or Other Term Loans on each date set forth in the applicable Additional Facility Joinder Agreement or Refinancing Amendment, as applicable, such amount of such Additional Term Loans or Other Term Loans as agreed in such Additional Facility Joinder Agreement or Refinancing Amendment.

(f) Additional Revolving Credit Loans. The Borrower promises to repay to the Administrative Agent for the ratable account of each Appropriate Lender of Additional Revolving Credit Loans the aggregate unpaid principal amount of all Additional Revolving Credit Loans (including any Letters of Credit and Swing Line Loans) of such Lenders on the Maturity Date of such Additional Revolving Credit Loans or earlier, if otherwise required by the terms hereof.

2.08. Interest.

(a) Subject to the provisions of Section 2.08(b), (i) each Eurodollar Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facility.

(b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (after giving effect to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Facility Lenders under the applicable Facility such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii) Upon the request of the Required Lenders, while any Event of Default under Section 8.01(a), (f) or (g) exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09. Fees. In addition to certain fees described in Sections 2.03(h) and (i):

(a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee in a per annum rate equal to 0.50% times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans (other than Swing Line Loans) and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.16; provided that the amount of such commitment fee shall decrease to a per annum rate of 0.375% for any fiscal quarter if the Borrower’s Consolidated Leverage Ratio is less than or equal to 4.00:1.00 as of the end of the applicable fiscal quarter. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period for the Revolving Credit Facility.

(b) Other Fees.

(i) The Borrower shall pay to the Arrangers for their own respective accounts fees in the amounts and at the times specified in the Engagement Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii) The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times specified in the Agency Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(iii) The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(iv) The Borrower shall pay to the Administrative Agent, (A) for the account of each Term B Lender on the Closing Date, an upfront fee equal to 1.00% of the aggregate principal amount of the Initial Term B Loans made on the Closing Date, which may be reflected as original issue discount, (B) for the account of each Term C Lender on the Closing Date, an upfront fee equal to 0.50% of the aggregate principal amount of the Initial Term C Loans made on the Closing Date, which may be reflected as original issue discount and (C) for the account of each Revolving Credit Lender on the Closing Date, an upfront fee equal to 1.00% of the aggregate amount of its Revolving Credit Commitments on the Closing Date. All such fees payable under this Section 2.09(b)(iv) shall be payable in full on the Closing Date.

2.10. Computation of Interest and Fees. All computations of interest for Base Rate Loans including Base Rate Loans (determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.11. Evidence of Debt.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12. Payments Generally; Administrative Agent’s Clawback.

(a) General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next preceding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04 (c).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

2.13. Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (1) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (2) the application of Cash Collateral provided for in Section 2.15, (3) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply), (4) Section 2.14, (5) Section 2.17, (6) Section 2.18 or (7) Section 2.19.

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

2.14. Increase in Commitments.

(a) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, upon notice to the Administrative Agent, at any time after the Closing Date, the Borrower may request Additional Term Commitments or Additional Revolving Credit Commitments (it being understood and agreed that (i) at the election of the Borrower, such additional commitments in respect of any loans shall be implemented through (x) the addition of additional new tranches of Term B Loans, Term C Loans or Revolving Credit Commitments that may be a separate Class of loans or (y) the implementation of an increase in existing Term Loans of a particular Class or an increase in existing Revolving Credit Commitments of a particular Class and (ii) if the Borrower makes such election, the provisions of this Section 2.14 shall be read in a manner that permits such election to be implemented); provided that the Borrower is only permitted to implement four additional commitments in respect of any loans under this Section 2.14; provided further that (i) after giving effect to any such addition, the aggregate amount of Additional Term Commitments and Additional Revolving Credit Commitments that have been added pursuant to this Section 2.14 shall not exceed an amount such that the Consolidated Senior Secured Leverage Ratio does not exceed 3.25 to 1.00 as of the most recently completed period for which the financial statements required by Section 6.01(a) and (b) were required to be delivered after giving effect to such Additional Term Commitments or Additional Revolving Credit Commitments, as applicable, on a Pro Forma Basis (and, in each case, in connection with the incurrence of any Additional Revolving Credit Commitments, assuming a Borrowing of the maximum amount of Loans available under such Additional Revolving Credit Commitments), (ii) any such addition shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof (provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the aggregate limit in respect of

Additional Term Commitments and Additional Revolving Credit Commitments set forth in clause (i) to this proviso), (iii) the final maturity date of any Additional Term Loans shall be no earlier than the Maturity Date for the Initial Term B Loans (unless such Additional Term Loan is an Additional Term C Loan, in which case the final maturity date of such Additional Term Loan shall be no earlier than the Maturity Date for the Initial Term C Loans), (iv) the weighted average life to maturity of the Additional Term Loans shall be no shorter than the remaining weighted average life to maturity of the Initial Term B Loans (unless such Additional Term Loan is an Additional Term C Loan, in which case the weighted average life to maturity of such Additional Term Loan shall be no shorter than the weighted average life to maturity of the Initial Term C Loans), (v) in the case of an Additional Revolving Credit Commitment, the maturity date of such Additional Revolving Credit Commitment shall be no earlier than the Maturity Date applicable to the Revolving Credit Facility, and such Additional Revolving Credit Commitment shall require no scheduled amortization or mandatory commitment reduction prior to such Maturity Date and such Additional Revolving Credit Commitment shall be on the exact same terms and pursuant to the exact same documentation applicable to the Revolving Credit Facility, (vi) no Lender shall be required to participate in the Additional Term Commitments or the Additional Revolving Credit Commitments, (vii) the interest rate and amortization schedule applicable to the Additional Term Commitments shall be determined by the Borrower and the lenders thereof; provided that in the event that the interest margins applicable to any such Additional Term Commitments (other than Additional Term C Commitments) are greater than the interest margins for the Initial Term B Loans by more than 50 basis points, then the interest margins for the Initial Term B Loans shall be increased to the extent necessary so that the interest margins for such Additional Term Commitments are no more than 50 basis points greater than the interest margins for the Initial Term B Loans (it being understood that the provisions of this proviso shall not apply to the Initial Term C Loans); provided, further, that, in determining the applicable interest rate margins for such Additional Term Commitments and the Initial Term B Loans, (A) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under the Initial Term B Loans or any Additional Term Commitments in the initial primary syndication thereof shall be included (with OID being equated to interest based on assumed four-year life to maturity), (B) customary arrangement, structuring or other fees payable by the Borrower to any of the Arrangers (or their respective Affiliates) in connection with the Initial Term B Loans or to one or more arrangers (or their Affiliates) of any Additional Term Commitments and that are not shared with all Lenders providing Additional Term Commitments shall be excluded, and (C) if such Additional Term Commitments include an interest rate floor greater than the interest rate floor applicable to the Initial Term B Loans, such increased amount shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the interest margins for the Initial Term B Loans shall be required, to the extent an increase in the interest rate floor for the Initial Term B Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the interest margins for the Initial Term B Loans) applicable to the Initial Term B Loans shall be increased by such amount; and (viii) the Additional Term Loans shall rank pari passu in right of payment and of security with the other Loans. Any Additional Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments hereunder, as specified in the Additional Facility Joinder Agreement.

(b) If any Additional Term Commitments or Additional Revolving Credit Commitments are added in accordance with this Section 2.14, the Administrative Agent and the Borrower shall determine the effective date (the “Additional Commitments Effective Date”) of such addition. Additional Term Loans may be made, and Additional Revolving Credit Commitments may be provided, by any existing Lender (and each existing Term Lender will have the right, but not an obligation, to make a portion of any Additional Term Loans and each existing Revolving Credit Lender will have the right, but not an obligation, to provide a portion of any Revolving Credit Commitments, in each case on terms permitted in this Section 2.14 and otherwise on terms reasonably acceptable to the Administrative Agent) or by any Additional Lender, provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to such Lender’s or Additional Lender’s providing such Additional Revolving Credit Commitments if such consent would be required under Section 10.06(b) for an assignment of Revolving Credit Commitments to such Lender or Additional Lender. As a condition precedent to such addition, the Borrower shall deliver to the Administrative Agent a certificate dated as of the Additional Commitments Effective Date signed by a Responsible Officer of the Borrower certifying that, before and after giving effect to such increase, (i) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (provided that representations and warranties that are qualified by maturity shall be true and correct in all respects) on and as of the Additional Commitments Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects (provided that representations and warranties that are qualified by maturity shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 2.14(b), the representations and warranties contained in Section 5.05(a) and Section 5.05(b) shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, (ii) no Default or Event of Default exists immediately before or immediately after giving effect to such addition, and (iii) after giving effect to the making of Additional Term Loans or Additional Revolving Credit Loans, as applicable, and on a Pro Forma Basis (and with respect to any Additional Revolving Credit Loans, in the case of clause (B), assuming the Revolving Credit Facility is fully drawn), the Borrower is in compliance with the covenant set forth in Section 7.11, as of the most recently completed period for which the financial statements required by Section 6.01(a) and (b) were required to be delivered. On each Additional Commitments Effective Date, each applicable Lender or other Person which is providing an Additional Term Commitment or an Additional Revolving Credit Commitment (i) in the case of any Additional Revolving Credit Commitment, shall become a “Revolving Credit Lender” for all purposes of this Agreement and the other Loan Documents, (ii) in the case of any Additional Term B Commitment, shall make an Additional Term B Commitment to the Borrower in a principal amount equal to such Lender’s or Person’s Additional Term B Commitment and shall become a “Term B Lender” and a “Term Lender” for all purposes of this Agreement and the other Loan Documents and (iii) in the case of any Additional Term C Commitment, shall make an Additional Term C Commitment to the Borrower in a principal amount equal to such Lender’s or Person’s Additional Term C Commitment and shall become a “Term C Lender” and a “Term Lender” for all purposes of this Agreement and the other Loan Documents. Any Additional Revolving Credit Loan shall be a “Revolving Credit Loan” for all purposes of this Agreement and the other Loan Documents. The Borrower shall prepay any Revolving Credit Loans outstanding on the Additional Commitments Effective Date with respect to any Additional Revolving Credit Commitment (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from any nonratable increase in the Revolving Credit Commitments.

(c) Any other terms of and documentation entered into in respect of any Additional Term B Loans or Additional Term C Loans made or any Additional Revolving Credit Commitments provided, in each case pursuant to this Section 2.14, shall be consistent with the Term B Loans, Term C Loans or the Revolving Credit Commitments, as the case may be, (including with respect to voluntary and mandatory prepayments), other than as contemplated by Section 2.14(a)(iii), (iv) or (vii) above; provided that such other terms and documentation in respect of any Additional Term B Loans or Additional Term C Loans may be materially different from those of the Term B Loans or the Term C Loans, respectively, to the extent such difference shall be reasonably satisfactory to the Administrative Agent; provided, further, that any Additional Term Loans made or any Additional Revolving Credit Commitments provided, as applicable, shall be effected pursuant to one or more joinder agreements or amendments (each, an “Additional Facility Joinder Agreement”) executed and delivered by the Borrower, the Administrative Agent and the applicable Additional Lenders, and to the extent applicable, the L/C Issuer and the Swing Line Lender. Any Additional Term Loans or Additional Revolving Credit Commitments, as applicable, made or provided pursuant to this Section 2.14 shall be evidenced by one or more entries in the accounts or records maintained by the Administrative Agent in accordance with the provisions set forth in Section 2.11.

(d) This Section 2.14 shall supersede any provisions in Section 2.13 or Section 10.01 to the contrary. Notwithstanding any other provision of any Loan Document, the Loan Documents may be amended by the Administrative Agent and the Loan Parties, if necessary, to provide for terms applicable to each Additional Term B Commitment and/or Additional Revolving Credit Commitment, as the case may be.

2.15. Cash Collateral.

(a) Certain Credit Support Events. Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender). If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C

Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer.

(b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest-bearing deposit accounts at Barclays. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Section 2.03, 2.04, 2.05, 2.16 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi)) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.16. Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line

Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest-bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.10 for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).

(iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Revolving Credit Loans of that Lender.

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.16(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.17. Extensions of Revolving Credit Commitments.

(a) Request for Extended Revolving Credit Commitments. The Borrower may at any time and from time to time, upon written request to the Administrative Agent (each, a “Revolving Credit Extension Request”), request that an aggregate principal amount of not less than $10,000,000 of the then existing Revolving Credit Commitments of a given Class (each, an “Existing Revolver Tranche”) be amended to, among other things, extend the applicable Maturity Date with respect thereto to a date that is no earlier than the then Latest Maturity Date of the Revolving Credit Facility hereunder (any such Revolving Credit Commitments so amended, “Extended Revolving Credit Commitments” and the Loan thereunder, “Extended Revolving Credit Loans”); provided that (i) after giving effect to any Extended Revolving Credit Commitment under this Section 2.17, there shall be no more than three (3) Classes of Revolving Credit Loans and Revolving Credit Commitments outstanding at any time and (ii) any such Extended Revolving Credit Commitments shall be offered on the same terms (including as to the proposed interest rates and fees) to each Revolving Credit Lender under the applicable Existing Revolver Tranche on a ratable basis. Promptly after receipt of any Revolving Credit Extension Request, the Administrative Agent shall provide a copy of such request to each of the Revolving Credit Lenders under the applicable Existing Revolver Tranche to be amended, which request shall set forth the proposed terms of the Extended Revolving Credit Commitments to be established. At the time of sending such notice, the Borrower shall specify the time period within which each applicable Revolving Credit Lender is requested to respond to such request (which shall in no event be less than five (5) Business Days from the date of delivery of such notice to such Revolving Credit Lenders) and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purposes of this Section 2.17. Extended Revolving Credit Loans shall be a separate Class of Revolving Credit Loans.

(b) Election to Extend. Any Revolving Credit Lender wishing to have all or a portion of its Revolving Credit Commitments under the Existing Revolver Tranches amended into Extended Revolving Credit Commitments (each, an “Extending Revolving Credit Lender”) pursuant to a Revolving Credit Extension Request shall notify the Administrative Agent on or prior to the date specified in such Revolving Credit Extension Request of the amount of its Revolving Credit Commitments it has elected to be amended (subject to any minimum denomination requirements imposed by the Borrower). No Revolving Credit Lender shall have any obligation to agree to provide any Extended Revolving Credit Commitment pursuant to any Revolving Credit Extension Request. Any Revolving Credit Lender not responding within such time period shall be deemed to have declined to have its Revolving Credit Commitments under the Existing Revolver Tranche amended into Extended Revolving Credit Commitments. The Administrative Agent shall notify the Borrower and each Revolving Credit Lender under the applicable Existing Revolver Tranche of responses to such Revolving Credit Extension Request. In the event that the aggregate principal amount of existing Revolving Credit Commitments that the Extending Revolving Credit Lenders have elected to amend pursuant to the relevant Revolving Credit Extension Request exceeds the amount of Extended Revolving Credit Commitments requested by the Borrower, the principal amount of Extended Revolving Credit Commitments requested by the Borrower shall be allocated to each Extending Revolving Credit Lender on a pro rata basis.

(c) New Revolving Credit Lenders. Following any Revolving Credit Extension Request made by the Borrower in accordance with Sections 2.17(a) and 2.17(b), if the Revolving Credit Lenders under the applicable Existing Revolver Tranche shall have declined to provide the entire amount of Extended Revolving Credit Commitments requested by the Borrower, the Borrower may request that other banks, financial institutions or other institutional lenders or investors who are willing to provide an Extended Revolving Credit Commitment hereunder (each a “New Revolving Credit Lender”) become a Revolving Credit Lender pursuant to a joinder agreement reasonably satisfactory to the Administrative Agent and the Borrower; provided that (i) the Extended Revolving Credit Commitments of such New Revolving Credit Lenders with respect to a relevant Revolving Credit Extension Request shall (A) not exceed the amount necessary to achieve the requested amount of Extended Revolving Credit Commitments under such Revolving Credit Extension Request and (B) be on identical terms as those offered to the existing Revolving Credit Lenders under the applicable Existing Revolver Tranche and (ii) prior to the effectiveness of any Extended Revolving Credit Commitment of any New Revolving Credit Lender, the Administrative Agent, the L/C Issuer and/or the Swing Line Lender shall have consented (such consent not to be unreasonably withheld or delayed) to each New Revolving Credit Lender if such consent would be required under Section 10.06(b)(iii)(B), (C) and/or (D), respectively, for an assignment of Revolving Credit Commitments to such Person. For the avoidance of doubt, neither the Borrower nor its Affiliates nor any natural person may be a New Revolving Credit Lender. Upon effectiveness of the Revolving Credit Extension Amendment to which each such New Revolving Credit Lender is a party

(1) each Revolving Credit Lender (under the relevant Existing Revolver Tranche) who shall have declined to provide at least its Applicable Percentage of the requested Extended Revolving Credit Commitments will be deemed automatically and without any further act to have assigned to the New Revolving Credit Lenders such portion of its existing Revolving Credit Commitment (including all Revolving Credit Loans, participations in Letters of Credit and Swing Line Loans related thereto) in a principal amount up to such Applicable Percentage it so declined to provide, in each case, as specified in the relevant Revolving Credit Extension Amendment (it being understood that, subject to the foregoing limitations, the final allocation of any such assignment of Revolving Credit Commitments shall be made in such manner and in such amounts as may be agreed by the Administrative Agent and the Borrower, in their sole discretion, provided that in no event shall the aggregate amount of Revolving Credit Commitments deemed assigned pursuant to this Section 2.17 exceed the aggregate amount of Extended Revolving Credit Commitments of all New Revolving Credit Lenders), (2)(x) each New Revolving Credit Lender shall automatically and without any further act be deemed to have assumed, the existing Revolving Credit Commitments (including all Revolving Credit Loans, participations in Letters of Credit and Swing Line Loans related thereto) so assigned in an amount equal to its proposed Extended Revolving Credit Commitment and (y) all such assumed existing Revolving Credit Commitments shall concurrently therewith be amended into Extended Revolving Credit Commitments such that (I) the Extended Revolving Credit Commitments of New Revolving Credit Lenders will be incorporated hereunder in the same manner in which Extended Revolving Credit Commitments of the Extending Revolving Credit Lenders are incorporated hereunder pursuant to this Section 2.17 and (II) participations hereunder in Letters of Credit and Swing Line Loans held by each Revolving Credit Lender of each Class of Revolving Credit Commitments (including each such New Revolving Credit Lender and its Extended Revolving Credit Commitment) will equal the Applicable Percentage represented by such Revolving Credit Lender’s Revolving Credit Commitment, and (3) each Revolving Credit Lender that shall be deemed to have assigned any portion of its existing Revolving Credit Commitments to any New Revolving Credit Lender shall have received payment of an amount equal to the outstanding principal of the Revolving Credit Loans and funded participations in Letter of Credit and Swing Line Loans so assigned together with accrued interest and fees thereon to the date of such assignment (including any amounts payable under Section 3.05) from such New Revolving Credit Lender.

(d) Revolving Credit Extension Amendment. Extended Revolving Credit Commitments shall be established pursuant to an amendment (each, a “Revolving Credit Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent and each Extending Revolving Credit Lender and each New Revolving Credit Lender, if any, providing an Extended Revolving Credit Commitment thereunder, which shall be consistent with the provisions set forth in Sections 2.17(a), (b), (c) and (e) (but which shall not require the consent of any other Lender). The effectiveness of any Revolving Credit Extension Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (unless the Extending Revolving Credit Lenders and New Revolving Credit Lenders party to such Revolving Credit Extension Amendment otherwise agree, consent or waive any such condition) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions, lien searches and officers’ certificates substantially consistent with those delivered on the Closing Date and otherwise reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Extended Revolving Credit Commitments are provided with the benefit of the applicable Loan Documents. The Administrative Agent shall promptly notify each Revolving Credit Lender as to the effectiveness of each Revolving Credit Extension Amendment and the matters specified therein. Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Revolving Credit Extension Amendment, without the consent of any other Lender, to the extent (but only to the extent) necessary to (A) reflect the existence and terms of the Extended Revolving Credit Commitments incurred pursuant thereto and (B) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.17, in each case, in a manner consistent with the terms of this Section 2.17 and each Lender hereby expressly authorizes the Administrative Agent to enter into any such Revolving Credit Extension Amendment.

(e) Terms of Extended Revolving Credit Commitments. Except as expressly provided herein, all Extended Revolving Credit Commitments effected pursuant to any Revolving Credit Extension Request and Revolving Credit Extension Amendment shall be subject to the same terms (including, without limitation, borrowing terms, interest terms and payment terms), and shall be subject to the same conditions as the then existing Revolving Credit Commitments (it being understood that customary arrangement or commitment fees payable to one or more arrangers

(or their Affiliates) or one or more Extending Revolving Credit Lenders and/or New Revolving Credit Lenders, as the case may be, may be different than those paid with respect to the existing Revolving Credit Lenders under the then existing Revolving Credit Commitments on or prior to the Closing Date or with respect to any other Extending Revolving Credit Lenders and/or New Revolving Credit Lenders in connection with any other Extended Revolving Credit Commitments effected pursuant to this Section 2.17); provided, however, that at the election of the Borrower, the Borrower may offer to effect Extended Revolving Credit Commitments with (i) interest and fees at different rates applicable solely with respect to such Extended Revolving Credit Commitments (and related outstandings) and (ii) such other covenants and terms which apply to any period after the Latest Maturity Date that is in effect on the effective date of the Revolving Credit Extension Amendment related thereto (immediately prior to the establishment of such Extended Revolving Credit Commitments). After giving effect to any Extended Revolving Credit Commitment, all Borrowings under the Revolving Credit Commitments (including any such Extended Revolving Credit Commitment) and repayments thereunder shall be made on a pro rata basis (except for (A) any payments of interest and fees at different rates on any Revolving Credit Extension Series (and related outstandings) and (B) repayments required upon the applicable Maturity Date of other Revolving Credit Commitments).

(f) Revolving Credit Extension Series. Any Extended Revolving Credit Commitments effected pursuant to a Revolving Credit Extension Request shall be designated a series (each, a “Revolving Credit Extension Series”) of Extended Revolving Credit Commitments for all purposes of this Agreement; provided that any Extended Revolving Credit Commitments effected from an Existing Revolver Tranche may, to the extent provided in the applicable Revolving Credit Extension Amendment, be designated as an increase in any previously established Revolving Credit Extension Series with respect to such Existing Revolver Tranche.

(g) No Prepayment. No conversion of Revolving Credit Loans pursuant to any Revolving Credit Extension Amendment in accordance with this Section 2.17 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. This Section 2.17 shall supersede any provisions in Section 2.12 or 10.01 to the contrary.

2.18. Extensions of Term Loans.

(a) Request for Extended Term Loans. The Borrower may at any time and from time to time, upon written request to the Administrative Agent (each, a “Term Extension Request”), request that an aggregate principal amount of not less than $10,000,000 of the then existing Term Loans of a given Class (each, an “Existing Term Tranche”) be amended to, among other things, extend the applicable Maturity Date with respect thereto to a date that is no earlier than the then Latest Maturity Date of such Class of outstanding Term Loans for which such Term Extension Request is made (any such Term Loans so amended, “Extended Term Loans”); provided that (i) after giving effect to any Extended Term Loans under this Section 2.18, there shall be no more than five (5) Classes of Term Loans outstanding at any time and (ii) any such Extended Term Loans shall be offered on the same terms (including as to the proposed interest rates and fees) to each Term Lender under the applicable Existing Term Tranche on a ratable basis. Promptly after receipt of any Term Extension Request, the Administrative Agent shall provide a copy of such request to each of the Term Lenders under the applicable Existing Term Tranche to be amended, which request shall set forth the proposed terms of the Extended Term Loans to be established. At the time of sending such notice, the Borrower shall specify the time period within which each applicable Term Lender is requested to respond to such request (which shall in no event be less than five (5) Business Days from the date of delivery of such notice to such Term Lenders) and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purposes of this Section 2.18. Extended Term Loans shall be a separate Class of Term Loans.

(b) Election to Extend. Any Term Lender wishing to have all or a portion of its Term Loans under the Existing Term Tranche amended into Extended Term Loans (each, an “Extending Term Lender”) pursuant to a Term Extension Request shall notify the Administrative Agent on or prior to the date specified in such Term Extension Request of the amount of its Term Loans it has elected to be amended (subject to any minimum denomination requirements imposed by the Borrower). No Term Lender shall have any obligation to agree to provide any Extended Term Loan pursuant to any Term Extension Request. Any Term Lender not responding within such time period shall be deemed to have declined to have its Term Loans under the Existing Term Tranche amended into Extended Term Loans. The Administrative Agent shall notify the Borrower and each Term Lender under the applicable Existing Term Tranche of responses to such Term Extension Request. In the event that the aggregate principal amount of existing Term Loans that the Extending Term Lenders have elected to amend pursuant to the relevant Term Extension Request exceeds the amount of Extended Term Loans requested by the Borrower, the principal amount of Extended Term Loans requested by the Borrower shall be allocated on a pro rata basis.

(c) New Term Lenders. Following any Term Extension Request made by the Borrower in accordance with Sections 2.18(a) and 2.18(b), if the Term Lenders under the applicable Existing Term Tranche shall have declined to provide the entire amount of Extended Term Loans requested by the Borrower, the Borrower may request that other banks, financial institutions or other institutional lenders or investors who are willing to provide Extended Term Loans hereunder (each a “New Term Lender”) become a Term Lender pursuant to a joinder agreement reasonably satisfactory to the Administrative Agent and the Borrower; provided that (i) the Extended Term Loans of such New Term Lenders with respect to a relevant Term Extension Request shall (A) not exceed the amount necessary to achieve the requested amount of Extended Term Loans under such Term Extension Request and (B) be on identical terms as those offered to the existing Term Lenders under the applicable Existing Term Tranche and (ii) prior to the effectiveness of any Extended Term Loans of any New Term Lender, the Administrative Agent shall have consented (such consent not to be unreasonably withheld or delayed) to each New Term Lender if such consent would be required under Section 10.07(b)(iii)(B) for an assignment of Term Loans to such Person. For the avoidance of doubt, neither the Borrower nor its Affiliates nor any natural person may be a New Term Lender. Upon effectiveness of the Term Extension Amendment to which each such New Term Lender is a party (1) each Term Lender (under the relevant Existing Term Tranche) who shall have declined to provide at least its Applicable Percentage of the requested Extended Term Loans will be deemed automatically and without any further act to have assigned to the New Term Lenders such portion of its existing Term Loans in a principal amount up to such Applicable Percentage it so declined to provide, in each case, as specified in the relevant Term Extension Amendment (it being understood that, subject to the foregoing limitations, the final allocation of any such assignment of Term Loans shall be made in such manner and in such amounts as may be agreed by the Administrative Agent and the Borrower, in their sole discretion, provided that in no event shall the aggregate amount of Term Loans deemed assigned pursuant to this Section 2.18 exceed the aggregate amount of Extended Term Loans of all New Term Lenders), (2)(x) each New Term Lender shall automatically and without any further act be deemed to have assumed, the existing Term Loans so assigned in an amount equal to its proposed Extended Term Loans and (y) all such assumed existing Term Loans shall concurrently therewith be amended into Extended Term Loans such that, the Extended Term Loans of New Term Lenders will be incorporated hereunder in the same manner in which Extended Term Loans of the Extending Term Lenders are incorporated hereunder pursuant to this Section 2.18, and (3) each Term Lender that shall be deemed to have assigned any portion of its existing Term Loans to any New Term Lender shall have received payment of an amount equal to the outstanding principal of the Term Loans so assigned together with accrued interest and fees, if any, thereon to the date of such assignment (including any amounts payable under Section 3.05 and any premiums payable under Section 2.05(a)(1)(iii)) from such New Term Lender.

(d) Term Extension Amendment. Extended Term Loans shall be established pursuant to an amendment (each, a “Term Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent and each Extending Term Lender and each New Term Lender, if any, providing an Extended Term Loan thereunder, which shall be consistent with the provisions set forth in Sections 2.18(a), (b), (c) and (e) (but which shall not require the consent of any other Lender). The effectiveness of any Term Extension Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Sections 4.02 (unless the Extending Term Lenders and New Term Lenders party to such Term Extension Amendment otherwise agree, consent or waive any such condition) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions, lien searches and officers’ certificates substantially consistent with those delivered on the Closing Date and otherwise reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Extended Term Loans are provided with the benefit of the applicable Loan Documents. The Administrative Agent shall promptly notify each Term Lender as to the effectiveness of each Term Extension Amendment and the matters specified therein. Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Term Extension Amendment, without the consent of any other Lender, to the extent (but only to the extent) necessary to (A) reflect the existence and terms of the Extended Term Loans incurred pursuant thereto, and (B) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.18, in each case, in a manner consistent with the terms of this Section 2.18 and each Lender hereby expressly authorizes the Administrative Agent to enter into any such Term Extension Amendment.

(e) Terms of Extended Term Loans. Except as expressly provided herein, all Extended Term Loans effected pursuant to any Term Extension Request and Term Extension Amendment shall be subject to the same terms (including, without limitation, interest terms and payment terms), and shall be subject to the same conditions as the then existing Term Loans (it being understood that customary arrangement or upfront fees payable to one or more arrangers (or their Affiliates) or one or more Extending Term Lenders and/or New Term Lenders, as the case may be, may be different than those paid with respect to the existing Term Lenders under the then existing Term Loans on or prior to the Closing Date or with respect to any other Extending Term Lenders and/or New Term Lenders in connection with any other Extended Term Loans effected pursuant to this Section 2.18); provided, however, that at the election of the Borrower, the Borrower may offer to effect Extended Term Loans with (i) interest and fees at different rates applicable solely with respect to such Extended Term Loans and (ii) such other covenants and terms which apply to any period after the Latest Maturity Date that is in effect on the effective date of the Term Extension Amendment related thereto (immediately prior to the establishment of such Extended Term Loans). After giving effect to any Extended Term Loans, all payments on Term Loans shall be made on a pro rata basis (except for (A) any payments of interest and fees at different rates on any Term Extension Series and (B) repayments required upon the applicable Maturity Date of Other Term Loans).

(f) Term Extension Series. Any Extended Term Loans effected pursuant to a Term Extension Request shall be designated a series (each, a “Term Extension Series”) of Extended Term Loans for all purposes of this Agreement; provided that any Extended Term Loans effected from an Existing Term Tranche may, to the extent provided in the applicable Term Extension Amendment, be designated as an increase in any previously established Term Extension Series with respect to such Existing Term Tranche.

(g) No Prepayment. No conversion of Term Loans pursuant to any Term Extension Amendment in accordance with this Section 2.18 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. This Section 2.18 shall supersede any provisions in Section 2.12 or 10.01 to the contrary.

2.19. Refinancing Amendments. At any time after the Closing Date, the Borrower may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this Section 2.19 will be deemed to include any then outstanding Other Term Loans, Additional Term Loans or Extended Term Loans), in the form of Other Term Loans or Other Term Commitments in each case pursuant to a Refinancing Amendment; provided that such Credit Agreement Refinancing Indebtedness (a) will rank pari passu in right of payment and of security with the other Term Loans and Term Commitments hereunder, (b) will have such pricing, premiums and optional prepayment or redemption terms as may be agreed by the Borrower and the Lenders thereof, (c) will have a maturity date not earlier than, and will have a weighted average life to maturity not shorter than, the Term Loans being refinanced and (d) will have terms and conditions (other than as set forth in the foregoing clause (c) and pricing, premiums and optional prepayment or redemption terms) that are substantially identical to, or (taken as a whole as determined by the Borrower in good faith) are no more favorable to the lenders providing such Credit Agreement Refinancing Indebtedness than those applicable to the Loans being refinanced (except for covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness (immediately prior to the effectiveness of the Refinancing Amendment); provided further that the Borrower may incur such Credit Agreement Refinancing Indebtedness to effectuate a Repricing Transaction. Any Other Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments hereunder, as specified in the applicable Refinancing Amendment. For the avoidance of doubt, neither the Borrower nor its Affiliates may provide any Other Term Loans. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, (i) receipt by the Administrative Agent of legal opinions, resolutions, lien searches and officers’ certificates consistent with those delivered on the Closing Date and otherwise reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Other Term Loans are provided with the benefit of the applicable Loan Documents). Each Credit Agreement Refinancing Indebtedness incurred under this Section 2.19 shall be in an aggregate principal amount that is not less than $10,000,000. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans and/or Other Term Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.19. This Section 2.19 shall supersede any provisions in Section 2.12 or 10.01 to the contrary.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01. Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes.

(ii) If any Loan Party, the Administrative Agent or any other applicable withholding agent shall be required by applicable Laws to withhold or deduct any Taxes from any payment under any Loan Document, then (A) the applicable withholding agent shall make such withholdings or deductions and shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Laws, and (B) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including withholdings or deductions applicable to additional sums payable under this Section 3.01) the Administrative Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Tax Indemnifications. Without limiting the provisions of subsection (a) or (b) above, the Loan Parties shall, and do hereby, jointly and severally indemnify the Administrative Agent and each Lender, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) withheld or deducted by any Loan Party or the Administrative Agent or paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Evidence of Payments. After any payment of Taxes by any Loan Party or the Administrative Agent to a Governmental Authority as provided in this Section 3.01, such Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation.

(i) Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by any Loan Party pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction. Each such Lender shall, whenever a lapse in time or change in circumstances renders any such documentation (including any specific documentation required below in this Section 3.01(e)) obsolete, expired or inaccurate in any respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding; and

(B) each Foreign Lender shall deliver to the Borrower and the Administrative Agent, on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent), two copies of whichever of the following is applicable:

(I) executed originals of Internal Revenue Service Form W-8BEN (or any successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II) executed originals of Internal Revenue Service Form W-8ECI (or any successor form),

(III) to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or a Participating Lender), executed originals of Internal Revenue Service Form W-8IMY (or any successor form) of the Foreign Lender, accompanied by a Form W-8ECI, W-8BEN, W-8IMY, W-9, a United States Tax Compliance Certificate, or any other required information (or any successor form) from each beneficial owner that would be required under this Section 3.01(e) if such beneficial owner were a Lender, as applicable (provided that if the Foreign Lender is a partnership (and not a Participating Lender) and one or more direct or indirect partners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Foreign Lender on behalf of such direct or indirect partner(s)),

(IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 971(h) or Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments under any Loan Document are effectively connected with such Foreign Lender’s conduct of a United States trade or business (any such certificate a “United States Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W-8BEN (or any successor form), or

(V) executed originals of any other form prescribed by applicable U.S. federal income tax Laws as a basis for claiming exemption from or a reduction in United States federal withholding tax on any payments to such Lender under the Loan Documents.

(C) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their FATCA obligations, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and to determine the amount, if any, to deduct and withhold from such payment.

Notwithstanding any other provision of this Section 3.01(e), a Lender shall not be required to deliver any documentation that such Lender is not legally eligible to deliver.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If the Administrative Agent or any Lender determines, in its sole discretion, exercised in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the relevant Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes imposed with respect to such refund) incurred by the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Loan Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person.

(g) Lender. For the avoidance of doubt, the term “Lender” shall, for purposes of this Section 3.01, include any L/C Issuer and any Swing Line Lender.

3.02. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03. Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

3.04. Increased Costs; Reserves on Eurodollar Rate Loans.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;

(ii) subject any Lender or the L/C Issuer to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of Taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes indemnifiable under Section 3.01, or any Excluded Taxes; or

(iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. Notwithstanding anything herein to the contrary, for all purposes under this Agreement, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law, regardless of the date enacted, adopted or issued; provided, that to the extent any increased costs or reductions are incurred by any Lender as a result of any requests, rules, guidelines or directives promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act or pursuant to Basel III after the Closing Date, then such Lender shall be compensated pursuant to this Section 3.04 only if such Lender imposes such charges under other syndicated credit facilities involving similarly situated borrowers that such Lender is a lender under.

(b) Capital or Liquidity Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth in reasonable detail the computation of the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Reserves on Eurodollar Rate Loans. The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

3.05. Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

(c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained but not including any loss of anticipated profits. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06. Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.

3.07. Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent or any assignment by a Lender.

ARTICLE IV

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01. Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

(i) executed counterparts of this Agreement, the completed Perfection Certificate and the Guaranty;

(ii) a Note executed by the Borrower in favor of each Lender requesting a Note;

(iii) a security agreement, in substantially the form of Exhibit G (together with each other security agreement and security agreement supplement delivered pursuant to Section 6.12, in each case as amended, the “Security Agreement”), duly executed by each Loan Party, together with:

(A) certificates representing the Pledged Securities referred to therein (if such Pledged Securities are certificated) accompanied by undated stock powers executed in blank and instruments evidencing the Intercompany Notes indorsed in blank and issuer acknowledges if otherwise,

(B) proper Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement,

(C) copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, and bankruptcy searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that the Administrative Agent reasonably deems necessary or appropriate, accompanied by evidence reasonably satisfactory to the Administrative Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 7.01, or otherwise acceptable to the Administrative Agent, or have been or contemporaneously will be released or terminated or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent,

(D) evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created thereby,

(E) evidence that all other action that the Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters and UCC-3 termination statements);

provided that delivery of the items described in the foregoing clauses (iii)(D) through (E) shall be subject to the first paragraph of Section 4.02 and subject to Section 6.20;

(iv) [reserved];

(v) subject to the first paragraph of Section 4.02, an intellectual property security agreement (together with each other intellectual property security agreement and intellectual property security agreement supplement delivered pursuant to Section 6.12, in each case as amended, the “Intellectual Property Security Agreement”), duly executed by each Loan Party, together with evidence that all action that the Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Intellectual Property Security Agreement has been taken;

(vi) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(vii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect (it being understood that certificates of good standing shall only be delivered with respect to the jurisdiction of incorporation or organization, as applicable, of each Loan Party);

(viii) a favorable opinion of Greenberg Traurig, LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substantive reasonably acceptable to the Administrative Agent and its counsel;

(ix) a favorable opinion of (a) Balch & Bingham, local counsel to the Loan Parties in Alabama and Mississippi, and (b) Smith Moore Leatherwood LLP, local counsel to the Loan Parties in North Carolina, in each case addressed to the Administrative Agent and the Secured Parties, in form and substantive reasonably acceptable to the Administrative Agent and its counsel;

(x) [Intentionally omitted];

(xi) a certificate of a Responsible Officer of each Loan Party either (A) certifying that all consents, licenses and approvals (other than routine change of ownership filings and other routine healthcare filings) required in connection with the consummation by such Loan Party of the Transaction and the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party have been obtained, and such consents, licenses and approvals shall be in full force and effect, in each case except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect or (B) stating that no such consents, licenses or approvals are so required;

(xii) a certificate signed by a Responsible Officer of the Borrower certifying (A) that, subject to the proviso in the first paragraph of Section 4.02, the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B) that the condition set forth under Section 4.01(e) is met;

(xiii) a certificate substantially in the form of Exhibit J attesting to the Solvency of the Borrower and its Subsidiaries before and immediately after giving effect to the Transaction, from the Borrower’s chief financial officer;

(xiv) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained (including, without limitation, flood insurance for any Mortgaged Property) and is in effect, together with the certificates of insurance and endorsements, naming the Administrative Agent, on behalf of the Secured Parties, as an additional insured or lenders loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral;

(xv) [Reserved];

(xvi) evidence that the Existing Credit Agreement has been, or concurrently with the Closing Date is being, terminated and all Liens securing obligations under the Existing Credit Agreement have been, or concurrently with the Closing Date are being, released; and

(xvii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer or the Swing Line Lender reasonably may require.

(b) (i) All fees and expenses (including reasonable fees and expenses of Cahill Gordon & Reindel LLP, as counsel for the Arrangers and the Administrative Agent) required to be paid to the Administrative Agent and the Arrangers on or before the Closing Date shall have been paid and (ii) all fees required to be paid to the Lenders on or before the Closing Date shall have been paid.

(c) After giving effect to the Transaction, the Borrower and its Subsidiaries shall have outstanding no Indebtedness or preferred stock other than (i) the Loans and other Credit Extensions, (ii) the Senior Notes, and (iii) other Indebtedness listed on Schedule 7.02.

(d) The First Merger shall be consummated pursuant to the Merger Agreement substantially concurrently with the Closing Date, and the Administrative Agent shall have received, or shall receive concurrently, certified copies of a certificate of merger or other confirmation satisfactory to the Arrangers of the consummation of the First Merger from the Secretary of State of the State of Delaware.

(e) (i) Except for the distribution of the Long-Term Care Business and the Girling New York Business as contemplated by Section 7.12 of the Merger Agreement or as set forth on Schedule 4.9(a) of the Merger Agreement, since December 31, 2012, there shall not have occurred and be continuing an Acquired Business Material Adverse Effect, and (ii) there shall not have occurred and be continuing an Acquired Business Material Adverse Effect since August 31, 2013.

(f) The Administrative Agent shall have received (a) audited consolidated balance sheets of the Borrower and Harden Healthcare Holdings, Inc., respectively, and the related statements of income, changes in equity and cash flows of the Borrower and Harden Healthcare Holdings, Inc., respectively, for the three most recently completed fiscal years ended at least 90 days before the Closing Date and (b) unaudited consolidated balance sheets and related statements of income and cash flows of the Borrower and Harden Healthcare Holdings, Inc., respectively, for each subsequent fiscal quarter after December 31, 2012 ended at least 45 days before the Closing Date.

(g) On the Closing Date and immediately prior to giving effect to the First Merger, the representations and warranties with respect to the Acquired Business and its Subsidiaries shall be true and correct to the extent required by the condition set forth in Section 8.2(a) of the Merger Agreement.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02. Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent (provided that notwithstanding anything in this Section 4.02 to the contrary, only the accuracy of the representations and warranties of the Borrower and its Subsidiaries specified in Sections 5.01(b)(ii), 5.02 (with respect to the authorization of the execution and delivery of each of the Loan Documents), 5.03(a), 5.03(c), 5.04, 5.14, 5.18, 5.21, 5.25, 5.28 and 5.29; provided that (A) with respect to Section 5.02(c), to the extent any such conflicts would, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect, (B) with respect to Section 5.18, as to the Solvency of the Borrower and its Subsidiaries on a consolidated basis on the Closing Date immediately after giving effect to the Transaction, (C) with respect to Section 5.21, to the extent that any Collateral (or the creation or perfection of any security interest therein), in each case intended to be made or granted (determined in accordance with the principles set forth in Section 6.12) is not or cannot be made or granted on the Closing Date (other than (i) Uniform Commercial Code lien searches, (ii) the pledge and perfection of collateral with respect to which a lien may be perfected upon the Closing Date solely by the filing of financing statements under the Uniform Commercial Code and (iii) the pledge and perfection of security interests in the capital stock of the Borrower and its domestic Subsidiaries with respect to which a Lien may be perfected upon the Closing Date by the delivery of a stock certificate) after use by the Borrower of commercially reasonable efforts to do so, then the provision of any such Collateral (or creation or perfection of a security interest therein) shall not constitute a condition precedent to the Closing Date but shall be required to be delivered within the time periods to be mutually agreed by the Borrower and the Administrative Agent), shall be a condition to the Credit Extension on the Closing Date):

(a) The representations and warranties of the Borrower contained in Article V or any other Loan Document shall be true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.

(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

5.01. Existence, Qualification and Power. Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents and Related Documents to which it is a party and consummate the Transaction and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document and Related Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law except in each case referred to in clause (b)(i), (b)(ii) or (c), to the extent that such contravention or violation would not reasonably be expected to have a Material Adverse Effect.

5.03. Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document or Related Document, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the filings of the certificates of merger in respect of the Merger, (iii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (iv) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure to obtain or make which in each case would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods in connection with the Transaction have expired without any action having been taken by any Governmental Authority restraining, preventing or imposing materially adverse conditions upon the Transaction or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them. The Merger has been consummated in accordance with the Merger Agreement and applicable Law.

5.04. Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

5.05. Financial Statements; No Material Adverse Effect.

(a) The Audited Financial Statements with respect to the Borrower, and, to the Borrower’s knowledge, the Audited Financial Statements with respect to the Acquired Business (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries or the Acquired Business and its Subsidiaries, as the case may be, as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein; and (iii) show all material Indebtedness and other material liabilities, direct or contingent, of the Borrower and its Subsidiaries or the Acquired Business and its Subsidiaries, as the case may be, as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b) The unaudited consolidated balance sheets with respect to the Borrower dated March 31, 2013 and June 30, 2013, and, to the Borrower’s knowledge, the unaudited consolidated balance sheets with respect to Harden Healthcare Holdings, Inc., dated March 31, 2013 and June 30, 2013, and the related consolidated statements of income or operations and cash flows for the fiscal quarter ended on that date, in each case, (x) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (y) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries or the Acquired Business and its Subsidiaries, as the case may be, as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (x) and (y), to the absence of footnotes and to normal year-end audit adjustments. Except as set forth on Schedule 5.05, none of the Borrower and its consolidated Subsidiaries and the Acquired Business and its consolidated Subsidiaries as of the date of such financial statements has any material Indebtedness or other material liabilities, direct or contingent, including liabilities for unpaid taxes and Indebtedness, in each case required by GAAP to be reflected on their balance sheets, except as reflected on such balance sheets referred to above.

(c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(d) The consolidated pro forma balance sheet of the Borrower and its Subsidiaries as at June 30, 2013, and the related consolidated pro forma statements of income and cash flows of the Borrower and its Subsidiaries for the twelve months then ended, certified by the chief financial officer or treasurer of the Borrower, copies of which have been furnished to each Lender, fairly present in all material respects the consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, in each case giving effect to the Transaction, all in accordance with GAAP.

(e) The consolidated forecasted balance sheet, statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Sections 4.01 and 6.01(c) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable in light of the conditions existing at the time of delivery of such forecasts, it being understood that actual results may vary from such forecasts and that such variations may be material.

5.06. Litigation. Except as set forth on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement, any other Loan Document, any Related Document or the consummation of the Transaction, or (b) either individually or in the aggregate, if determined adversely, would reasonably be expected to have a Material Adverse Effect.

5.07. No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would reasonably be expected to result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08. Ownership of Property; Liens; Investments.

(a) Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to all Material Owned Real Property except for such defects in title as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or valid leasehold interests in all Material Owned Real Property Leases necessary or used in the ordinary conduct of its business.

(b) Schedule 5.08(b) sets forth, as of the Closing Date, a complete and accurate list of all Liens on the property or assets of each Loan Party except for those Liens allowed under Section 7.01 (other than Section 7.01(b)), showing the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party subject thereto. The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Liens set forth on Schedule 5.08(b), and as otherwise permitted by Section 7.01.

(c) Schedule 5.08(c) sets forth, as of the Closing Date, a complete and accurate list of all Material Owned Real Property owned by each Loan Party and each of its Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book and fair value thereof. Each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the Material Owned Real Property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents or otherwise permitted by Section 7.01.

(d) Schedule 5.08(d) sets forth, as of the Closing Date, a complete and accurate list of all material Investments held by any Loan Party or any Subsidiary of a Loan Party, showing as of the Closing Date the amount, obligor or issuer and maturity, if any, thereof.

5.09. Environmental Compliance.

Except with respect to any matters that, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, neither any Loan Party nor any Subsidiary (a) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (b) has or would reasonably be expected to become subject to any Environmental Liability, (c) has received notice of any claim, complaint, proceeding, investigation or inquiry with respect to any Environmental Liability (and no such claim, complaint, proceeding, investigation or inquiry is pending or, to the knowledge of the Borrower, is threatened) or (d) knows of any facts, events or circumstances, including any Release or threat of Release of any Hazardous Materials at any property, that would reasonably be expected to give rise to any basis for any Environmental Liability of any Loan Party or any Subsidiary.

5.10. Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies (which shall include an Approved Captive Insurance Subsidiary) in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates and as otherwise required by Section 6.07.

5.11. Taxes. Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Borrower and each of its Subsidiaries have filed all Tax returns and reports required to be filed, and have paid all Taxes levied or imposed upon them or their properties, income or assets (including in its capacity as withholding agent) otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no current or proposed Tax assessment, deficiency or other claim against the Borrower or any Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Merger will not be taxable to the Borrower, the Acquired Business or any of their respective Subsidiaries or Affiliates.

5.12. ERISA Compliance.

(a) Each Plan is in compliance in all respects with the applicable provisions of ERISA, the Code and other federal or state laws except where such noncompliance would not reasonably be expected to result in a Material Adverse Effect. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the knowledge of the Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b) There are no pending or, to the knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that would reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrower nor any ERISA Affiliate knows of any facts or circumstances that would reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that would reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d) Neither the Borrower or any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (A) on the Closing Date, those listed on Schedule 5.12(d) hereto and (B) thereafter, Pension Plans not otherwise prohibited by this Agreement.

5.13. Subsidiaries; Equity Interests; Loan Parties. As of the Closing Date, no Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except (i) those created under the Collateral Documents, and (ii) any nonconsensual Lien that is permitted under Section 7.01. No Loan Party has any equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests in the Borrower have been validly issued, are fully paid and non-assessable. Set forth on Part (d) of Schedule 5.13 is a complete and accurate list of all Loan Parties as of the Closing Date, showing (as to each Loan Party) the jurisdiction of its incorporation, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S.

taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation. The copy of the Organizational Documents of each Loan Party and each amendment thereto provided pursuant to Section 4.01(a)(vii) is a true and correct copy of each such document, each of which is valid and in full force and effect.

5.14. Margin Regulations; Investment Company Act.

(a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

(b) None of the Borrower, any Person Controlling the Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15. Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the Transaction and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

5.16. Compliance with Laws. Except as set forth on Schedule 5.16, each Loan Party and each Subsidiary thereof is in compliance in all respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or where such noncompliance would not reasonably be expected to have a Material Adverse Effect.

5.17. Intellectual Property; Licenses, Etc. Each Loan Party and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict to the Borrower’s knowledge with the rights of any other Person, and Schedule 5.17 sets forth, as of the Closing Date, a complete and accurate list of all registered IP Rights owned or used by each Loan Party and each of its Subsidiaries. To the knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material or operation of their respective business now employed, or now contemplated to be employed, by any Loan Party or any of its Subsidiaries and material to the business of such Loan Party or Subsidiary infringes upon or violates any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened in writing, which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.18. Solvency. On the Closing Date immediately after giving effect to the Transaction, the Loan Parties, on a consolidated basis, are Solvent.

5.19. Casualty, Etc. Neither the businesses nor the properties, including without limitation, the Mortgaged Properties, of any Loan Party or any of its Subsidiaries are affected by any Casualty Event (whether or not covered by insurance) that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.20. Labor Matters. There are no strikes, stoppages or slowdowns or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 5.20, to the knowledge of the Borrower, hours worked by and payment made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable requirement of law dealing with such matters that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect. All payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Borrower or the relevant Subsidiary.

5.21. Collateral Documents. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

5.22. [Reserved].

5.23. Regulation H. No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

5.24. Use of Proceeds. The Borrower will use the proceeds of (a) the Initial Term Loans to effect the Transaction and pay related fees and expenses and (b) the Revolving Credit Loans and Swing Line Loans on and after the Closing Date to provide ongoing working capital and for other general corporate purposes (including to effect Permitted Acquisitions).

5.25. Senior Debt. The Obligations constitute “Designated Senior Indebtedness” (or similar term) under, and defined in, any Subordinated Indebtedness of the Borrower and its Subsidiaries.

5.26. Compliance with Health Care Laws. Without limiting the generality of any other representation and warranty contained herein:

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Borrower, its Subsidiaries, and their respective officers, directors, employees, agents and contractors (exercising their respective duties on behalf of the Borrower or any of its Subsidiaries) and each hospice that is not a Subsidiary operated by the Borrower or a Subsidiary is, and within the last six years has been, in compliance with all relevant Health Care Laws, and, with respect to the civil monetary penalty law (42 U.S.C. § 1320a-7a), none of them has engaged in any conduct that would result in a material violation of any law or regulation for which penalties could be imposed under 42 U.S.C. § 1320a-7a.

(b) Except as set forth on Schedule 5.26(b) and except as would not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect, each of the Borrower and its Subsidiaries and each hospice that is not a Subsidiary but is operated by the Borrower or a Subsidiary has (i) all licenses, consents, certificates, permits, authorizations, approvals, franchises, registrations, certificates of need, accreditations, and other rights from, and has made all declarations and filings with, all applicable Governmental Authorities, Medicare Administrative Contractors and accrediting organizations (each, a “Health Care Permit”) necessary to operate its business, and (ii) not received notice and has no knowledge that any Governmental Authority, Medicare Administrative Contractor or accreditation organization is considering limiting, suspending, terminating, or revoking any such Health Care Permit. All such Health Care Permits are valid and in full force and effect, except as would not reasonably be expected to have a Material Adverse Effect, and the Borrower and each of its Subsidiaries and each hospice that is not a Subsidiary but is operated by the Borrower or a Subsidiary is in material compliance with the terms and conditions of all such Health Care Permits and with the rules and regulations of the Governmental Authorities, Medicare Administrative Contractors and accrediting organizations having jurisdiction with respect to such Health Care Permits.

(c) To the extent it participates in a particular Program, each of the Borrower and its Subsidiaries and each hospice that is not a Subsidiary but is operated by the Borrower or a Subsidiary meets all of the requirements of participation and payment of Medicare, Medicaid, Tricare any other state or federal government health care programs, and any other public or private third party payor programs (collectively, “Programs”) and is a party to valid participation agreements for payment by such Programs, except as would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 5.26(c), there is no investigation, audit, claim review, or other action pending or, to the knowledge of the Borrower, threatened which could result in a revocation, suspension, termination, probation, material restriction, material limitation, or non-renewal of any Program participation agreement or result in the Borrower or any of its Subsidiaries exclusion from any Program, except as would not reasonably be expected to have a Material Adverse Effect. Schedule 5.26(c) sets forth an accurate, complete and current list of (i) all Medicaid, Tricare and other state and federal government health care program participation agreements, or, in the case of Medicare, each provider number, and (ii) the top twenty-five (25) payors, by revenue, in each case, of the Borrower and its Subsidiaries, on a consolidated basis, as of the Closing Date.

(d) None of the Borrower, any of its Subsidiaries, or their respective officers, directors and, to the Borrower’s knowledge, employees, agents and contractors has been or is currently excluded from participation in government health care programs pursuant to 42 U.S.C. § 1320a-7; except (i) as set forth on Schedule 5.26(d) and (ii) with respect to employees, agents or contractors, where exclusion from participation in such government health programs would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) Except as set forth on Schedule 5.26(e), as of the Closing Date, none of the Borrower or any of its Subsidiaries, or any hospice that is not a Subsidiary but is operated by the Borrower or a Subsidiary (i) is a party to a corporate integrity agreement, (ii) has any reporting obligations pursuant to a settlement agreement, plan of correction, or other remedial measure entered into with any Governmental Authority or any Medicare Administrative Contractor, or (iii) has been served with or received any search warrant, subpoena, civil investigative demand or contact letter, or received notice of any audit (other than routine audits in the ordinary course of business) from any Governmental Authority or any Medicare Administrative Contractor related to its business operations. The Borrower and each of its Subsidiaries, as applicable, has complied in all material respects with the terms and conditions of any corporate integrity agreements, settlement agreements, plans of correction, other remedial measures, search warrants, subpoenas, civil investigative demands, or contract letters set forth on Schedule 5.26(e).

5.27. HIPAA Compliance.

(a) To the extent that and for so long as (i) the Borrower or any of its Subsidiaries or any hospice that is not a Subsidiary but is operated by the Borrower or a Subsidiary is a “covered entity” as defined in 45 C.F.R. § 160.103, (ii) the Borrower or any of its Subsidiaries and/or its respective business and operations are subject to or covered by the HIPAA administrative requirements codified at 45 C.F.R. Parts 160 and 162 (the “Administrative Rules”) and/or the HIPAA security and privacy requirements codified at 45 C.F.R. Parts 160 and 164 (the “Privacy and Security Rules”), and/or (iii) the Borrower or any of its Subsidiaries sponsors any “group health plans” as defined in 45 C.F.R. § 160.103, such Person has, except to the extent that the failure to do any of the following would not reasonably be expected to have a Material Adverse Effect: (x) completed, or will complete on or before any applicable compliance date, surveys, audits, inventories, reviews, analyses and/or assessments, including risk assessments (collectively “Assessments”), of all areas of its business and operations subject to HIPAA and/or that could be adversely affected by the failure of such Person to be HIPAA Compliant to the extent these Assessments are appropriate or required for such Person to be HIPAA Compliant; (y) established, or will establish a plan on or before any applicable compliance date, for the Borrower and each of its Subsidiaries and each hospice that is not a Subsidiary but is operated by the Borrower or a Subsidiary to be and remain HIPAA Compliant (a “HIPAA Compliance Plan”); and (z) implemented, or will implement on or before any applicable compliance date, its HIPAA Compliance Plan to ensure that such Person is HIPAA Compliant. For purposes of this Agreement, “HIPAA Compliant” shall mean that a Person (1) is in compliance in all material respects with the applicable requirements of HIPAA, including all requirements of the Administrative Rules and the Privacy and Security Rules and (2) is not subject to, and would not reasonably be expected to become subject to, any civil or criminal penalty or any investigation, claim or process that would reasonably be expected to have a Material Adverse Effect.

(b) The Borrower and each of its Subsidiaries and/or certain other respective Affiliates thereof have elected to be treated as a single covered entity in accordance with the Privacy and Security Rules (45 C.F.R. § 164.105(b)), have documented such affiliation in accordance with 45 C.F.R. § 164.105(b), and are in compliance with the requirements of 45 C.F.R. § 164.105(b).

5.28. Anti-Corruption Laws and Sanctions.

The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respect directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by the Credit Agreement will violate Anti-Corruption Laws or applicable Sanctions.

5.29. PATRIOT Act.

To the extent applicable, each Loan Party is in compliance with any applicable requirement of law relating to terrorism or money laundering in the respective jurisdictions in which such Loan Party or its Affiliates operates, including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2011, and the PATRIOT Act.

ARTICLE VI

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

6.01. Financial Statements. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

(a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (or, if earlier, 15 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) (commencing with the fiscal year ending December 31, 2013), a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries;

(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or, if earlier, 5 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) (commencing with the fiscal quarter ended September 30, 2013), a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries; and

(c) as soon as available, but in any event no later than 60 days after the end of each fiscal year of the Borrower, an annual business plan and budget of the Borrower and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent and the Required Lenders, of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a quarterly basis for the then current fiscal year (including the fiscal year in which the Maturity Date for the Term Facilities occurs).

As to any information contained in materials furnished pursuant to Section 6.02(c), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

6.02. Certificates; Other Information. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

(a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and, to the extent available without additional material cost to the Borrower, stating that in making the examination necessary therefor no knowledge was obtained of any Default under Section 7.11, or, if any such Default shall exist, stating the nature and status of such event;

(b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended December 31, 2013) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes);

(c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them;

(d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(e) promptly after the furnishing thereof, copies of any material statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

(f) as soon as available, but in any event within 30 days after the end of each fiscal year of the Borrower, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for the Loan Parties and their Subsidiaries in form and detail reasonably satisfactory to the Administrative Agent and containing such additional information as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably specify;

(g) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

(h) not later than five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all material notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any Related Document or material indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding such Related Documents, instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request;

(i) promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that would (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any materially adverse restrictions on ownership, occupancy, use or transferability under any Environmental Law;

(j) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, (i) a report supplementing Schedule 5.08(c) for each Loan Party, including an identification of all Material Owned Real Property disposed of by any Loan Party during such fiscal year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value and fair market value thereof) of all Material Owned Real Property acquired by such Loan Party during such fiscal year and a description of such other changes in the information included in such Schedule for such Loan Party as may be necessary for such Schedule to be accurate and complete; (ii) a report supplementing Schedule 5.17, setting forth (A) a list of registration numbers for all material U.S. patents, trademarks, service marks, trade names and copyrights awarded to any Loan Party during such fiscal year and (B) a list of all material U.S. patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by any Loan Party during such fiscal year and the status of each such application; and (iii) a report supplementing Schedule 5.13 containing a description of all changes in the information included in such Schedule as may be necessary for such Schedule to be accurate and complete, each such report to be signed by a Responsible Officer of the Borrower and to be in a form reasonably satisfactory to the Administrative Agent;

(k) not later than 30 days after such amendment, copies of each material amendment to any Organization Document of any Loan Party; and

(l) promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

6.03. Notices. Promptly notify the Administrative Agent and each Lender:

(a) of the occurrence of any Default;

(b) of any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority or any Medicare Administrative Contractor; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

(c) of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in liability of any Company in an aggregate amount exceeding $15,000,000;

(d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;

(e) of the (i) occurrence of any Disposition of property or assets or Casualty Event for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii) regardless of its election to reinvest Net Cash Proceeds and (ii) incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iii); and

(f) of any announcement by Moody’s or S&P of any change in a Debt Rating.

Each notice pursuant to this Section 6.03 (other than Section 6.03(e) or (f)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.

6.04. Payment of Obligations. Pay and discharge as the same shall become due and payable all its federal, state, and other material Taxes imposed upon it or its properties or assets (including in its capacity as withholding agent), unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary.

6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; provided, however, that the Borrower may consummate the Merger; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which would reasonably be expected to have a Material Adverse Effect.

6.06. Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof except in the case of clauses (a) and (b) where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

6.07. Maintenance of Insurance.

(a) Maintain with financially sound and reputable insurance companies, which shall include an Approved Captive Insurance Subsidiary, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance.

(b) In addition to, and without limiting the foregoing, the Borrower and its Subsidiaries shall maintain or require the maintenance of medical malpractice and other professional insurance with a responsible insurance company, which shall include an Approved Captive Insurance Subsidiary, for and covering each Loan Party and each Loan Party’s employees, officers, directors or contractors who provides professional medical services to patients. Such insurance shall cover such casualties, risks and contingencies, shall be of the type and in amounts, and may be subject to deductibles as are customarily maintained by Persons employed or serving in the same or a similar capacity.

(c) With respect to each Mortgaged Property, obtain flood insurance in such total amount and in such form as the Administrative Agent or the Required Lenders may from time to time reasonably require, if at any time the area in which any improvements are located on any Mortgaged Property is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time.

6.08. Compliance with Health Care Laws.

(a) Comply with all applicable Health Care Laws except where noncompliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(b) Obtain, maintain and preserve, and take all necessary action to timely renew, all Health Care Permits which are necessary to operate its business except where such failure to obtain, maintain or preserve would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect.

(c) (i) Remain in material compliance with all requirements of participation and payment of any Programs in which it participates, and (ii) maintain valid participation agreements for payment by any material Program that it bills and participates in.

(d) Comply in all material respects with all terms and conditions of each settlement agreement and corporate integrity agreement entered into with any Governmental Authority or any Medicare Administrative Contractor.

(e) Maintain on its behalf a corporate health care regulatory compliance program (“CPP”) which complies in all material respects with all applicable Health Care Laws and which, during the term of this Agreements, shall be modified from time to time, as necessary, to ensure continuing compliance in all material respects with all applicable Health Care Laws.

6.09. Books and Records. Maintain proper books of record and account, in which full, true and correct entries in all material respects in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.

6.10. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower or any Loan Party will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any documents, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product.

6.11. Use of Proceeds. Use the proceeds of the Credit Extensions (i) to finance the Merger and the Refinancing, (ii) to pay fees and expenses incurred in connection with the Transaction and (iii) to provide ongoing working capital and for general corporate purposes of the Borrower and its Subsidiaries.

6.12. Covenant to Guarantee Obligations and Give Security.

(a) Upon the formation or acquisition of any new direct or indirect wholly-owned Subsidiary (other than an Approved Captive Insurance Subsidiary, any not-for-profit entity, any Subsidiary of the Borrower that is a CFC or any Subsidiary of the Borrower that is held by a Subsidiary that is a CFC) by any Loan Party (which, for the purposes of this paragraph, shall include any existing Subsidiary that ceases to be an Approved Captive Insurance Subsidiary), then the Borrower shall, at the Borrower’s expense:

(i) within 30 days after such formation or acquisition, cause such Subsidiary to duly execute and deliver to the Administrative Agent a joinder to the Guaranty,

(ii) within 30 days after such formation or acquisition, furnish to the Administrative Agent a Perfection Certificate Supplement with respect to such Subsidiary including a description of the Material Owned Real Property and registered U.S. patents, trademarks, and copyrights of such Subsidiary, in detail reasonably satisfactory to the Administrative Agent,

(iii) within 30 days after such formation or acquisition, cause the equity interests in such Subsidiary to be pledged to the Administrative Agent to the extent required by the Security Agreement and cause such Subsidiary to duly execute and deliver to the Administrative Agent Security Agreement Supplements and IP Security Agreement Supplements (including delivery of all Pledged Securities in and of such Subsidiary, and other instruments of the type specified in Section 4.01(a)(iii)),

(iv) within 30 days after such formation or acquisition, cause such Subsidiary and each direct parent of such Subsidiary (if it has not already done so) to take whatever action (including the filing of Uniform Commercial Code financing statements and the endorsement of notices on title documents) as may be reasonably necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting first priority Liens on the properties purported to be subject to the Security Agreement Supplements and IP Security Agreement Supplements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law), but subject to the Liens permitted by Section 7.01,

(v) within 60 days after such formation or acquisition, deliver to the Administrative Agent, upon the reasonable request of the Administrative Agent, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clauses (i), (iii) and (iv) above, and as to such other customary matters as the Administrative Agent may reasonably request, and

(vi) within 90 days after such formation or acquisition, deliver, upon the reasonable request of the Administrative Agent, to the Administrative Agent with respect to each Material Owned Real Property, Mortgages, Mortgage Policies, either a new ALTA survey or an existing survey together with a no-change affidavit sufficient for the title company to remove the standard survey exceptions and issue the survey related endorsements, opinions, life of loan flood hazard determinations and such other customary documentation as reasonably required by the Administrative Agent, each in scope, form and substance reasonably satisfactory to the Administrative Agent.

(b) Upon the acquisition of any Material Owned Real Property or any other material property by any Loan Party, if such property, in the reasonable judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties (subject to Liens permitted under Section 7.01 and excluding any property that is Excluded Accounts or Excluded Property under and as defined in the Security Agreement), then the Borrower shall, at the Borrower’s expense:

(i) within 30 days after such acquisition, furnish to the Administrative Agent a description of the property so acquired in detail reasonably satisfactory to the Administrative Agent,

(ii) within 30 days after such acquisition, cause the applicable Loan Party to duly execute and deliver to the Administrative Agent a Security Agreement Supplement and/or IP Security Agreement Supplement and other agreements required by the Security Agreement, as specified by and in form and substance reasonably satisfactory to the Administrative Agent,

(iii) within 30 days after such acquisition, cause the applicable Loan Party to take whatever action (including the filing of Uniform Commercial Code financing statements and the endorsement of notices on title documents) as may be reasonably necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting first priority Liens on such property, enforceable against all third parties except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law), but subject to the Liens permitted by Section 7.01,

(iv) within 60 days after such acquisition, deliver to the Administrative Agent, upon the reasonable request of the Administrative Agent, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clauses (ii) and (iii) above and as to such other customary matters as the Administrative Agent may reasonably request, and

(v) within 90 days after any acquisition of a Material Owned Real Property, deliver, upon the reasonable request of the Administrative Agent, to the Administrative Agent with respect to each Material Owned Real Property, a Mortgage, Mortgage Policies, either a new ALTA survey or an existing survey together with a no-change affidavit sufficient for the title company to remove the standard survey exceptions and issue the survey related endorsements, opinions, life of loan flood hazard determinations and any and such other customary documentation as reasonably required by the Administrative Agent, each in scope, form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent may extend any of the deadlines set forth above in its reasonable discretion, if the Borrower is using commercially reasonable efforts to comply.

(d) [Reserved].

(e) With respect to any captive insurance subsidiary to be formed after the Closing Date, if no Default or Event of Default shall exist and be continuing, the Borrower may request in writing to the Administrative Agent that such Subsidiary be designated an Approved Captive Insurance Subsidiary. Such request shall set forth the jurisdiction of organization of such Subsidiary, descriptions of any insurance, reinsurance, insurance fronting arrangements, material contracts and investments proposed to be entered into by such subsidiary and include all other such documents, instruments, agreements and certificates as the Administrative Agent may reasonably request. Upon receipt of such notice, the Administrative Agent may designate such Subsidiary as an Approved Captive Insurance Subsidiary.

6.13. Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and cause all lessees and other Persons operating or occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove; and (c) in each case to the extent required by applicable Environmental Laws, clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

6.14. Further Assurances. Promptly upon request by the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Administrative Agent for the benefit of the Secured Parties the rights granted or now or hereafter intended to be granted to the Administrative Agent for the benefit of the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party is to be a party.

6.15. [Reserved].

6.16. [Reserved].

6.17. [Reserved].

6.18. Designation as Senior Debt. Designate all Obligations as “Designated Senior Indebtedness” (or similar term) under, and defined in, any Subordinated Indebtedness of any Loan Party.

6.19. Maintenance of Debt Ratings. The Borrower shall use commercially reasonable efforts to maintain a public corporate rating from S&P and a public corporate family rating from Moody’s, in each case in respect of the Borrower, and a public rating of the Facilities by each of S&P and Moody’s (such ratings a “Debt Rating”).

6.20. Post-Closing Covenants. The Borrower shall, and shall cause each Subsidiary to, comply with the terms and conditions set forth on Schedule 6.20 in each case within the time limits specified on such schedule (or such later time as the Administrative Agent shall agree in its reasonable discretion).

6.21. Compliance with Anti-Corruption Laws. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following:

(a) Liens pursuant to any Loan Document;

(b) Liens existing on the date hereof and listed on Schedule 5.08(b) and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(e), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(e);

(c) Liens for taxes, assessments or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d) statutory Liens of landlords and carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other social security legislation or other insurance programs, other than any Lien imposed by ERISA;

(f) deposits in connection with or to secure the performance of utilities, government contracts, bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g) easements, rights-of-way, servitudes, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar encumbrances affecting real property which, in the aggregate, do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i) Liens securing Indebtedness permitted under Section 7.02(g); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost of the property being acquired on the date of acquisition;

(j) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower; provided that such Liens were not created in contemplation of such merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 7.02(h);

(k) other Liens outstanding (other than any Lien imposed under ERISA) in an aggregate principal amount not to exceed $40,000,000;

(l) the replacement, extension or renewal of any Lien permitted by clauses (i) through (k) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Indebtedness secured thereby;

(m) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(n) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other assets relating to such letters of credit and products and proceeds thereof;

(o) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of the Borrower or any Loan Party, including rights of offset and setoff;

(p) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more of accounts maintained by the Borrower or any Loan Party, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;

(q) Liens arising from filing Uniform Commercial Code financing statements regarding leases;

(r) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(s) Liens securing Swap Contracts entered into for bona fide hedging purposes of the Borrower or any Loan Party not for purposes of speculation;

(t) leases, licenses (including as to patents, trademarks, copyrights and other intellectual property), subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or any material Subsidiary, taken as a whole, or (ii) secure any Indebtedness;

(u) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of setoff) and which are within the general parameters customary in the banking industry;

(v) Liens solely on any cash earnest money deposits made by the Borrower or any of the Loan Parties in connection with any letter of intent or purchase agreement permitted hereunder;

(w) (1) any options, put and call arrangements, rights of first refusal and any other customary transfer restrictions relating to Investments in joint ventures, partnerships and the like permitted to be made under this Agreement and (2) any transfer restrictions existing on the Closing Date regarding Investments in the joint ventures listed on Schedule 7.5; and

(x) Liens securing Specified Prepayment Debt permitted by Section 7.02(r) and any Permitted Refinancing thereof; provided that, (if such Liens are (or are intended to be) junior to the Liens securing the Obligations, such Liens shall be Junior Liens and (ii) if such Liens are (or are intended to be) pari passu with the Liens securing the Obligations, such Liens shall be Other First Liens.

7.02. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(b) Indebtedness evidenced by the Senior Notes (and Guarantees thereof) in an aggregate principal amount up to $325,000,000 and, in each case, any supplements, refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such supplement, refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and the direct or any contingent obligors with respect thereto are not changed, as a result of or in connection with such supplement, refinancing, refunding, renewal, or extension (except that any one or more guarantors of the Senior Notes need not be guarantors under any such supplement, refinancing, refunding, renewal or extension); and provided, further, that the terms relating to amortization, maturity, ranking and other material terms taken as a whole as determined in good faith by the Borrower of any such supplement, refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being supplemented, refinanced, refunded, renewed or extended and the interest rate applicable to any such supplement, refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; provided, further, that no Subsidiary of the Borrower that is not a Guarantor of the Obligations shall be a guarantor of the Senior Notes or any supplements, refinancings, refundings, renewals or extensions thereof;

(c) Indebtedness of a Subsidiary of the Borrower owed to the Borrower or a wholly-owned Subsidiary of the Borrower or of the Borrower owed to a wholly-owned Subsidiary of the Borrower or of a Subsidiary that is not a Loan Party to another Subsidiary that is not a Loan Party, which Indebtedness shall (A) in the case of Indebtedness owed to a Loan Party, constitute “Intercompany Notes” under the Security Agreement, (B) be on terms (including subordination terms) acceptable to the Administrative Agent and (C) be otherwise permitted under the provisions of Section 7.03;

(d) Indebtedness under the Loan Documents and any Credit Agreement Refinancing Indebtedness;

(e) Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; and provided, further, that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

(f) Guarantees of the Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the Borrower or any other Guarantor;

(g) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $40,000,000;

(h) Indebtedness of any Person that becomes a Subsidiary of the Borrower after the date hereof in accordance with the terms of Section 7.03(i), which Indebtedness is existing at the time such Person becomes a Subsidiary of the Borrower (other than Indebtedness incurred solely in contemplation of such Person becoming a Subsidiary of the Borrower) in an aggregate amount not to exceed $50,000,000;

(i) unsecured Indebtedness in an aggregate principal amount not to exceed $40,000,000 at any time outstanding;

(j) additional unsecured Indebtedness of the Borrower and Subsidiaries; provided that immediately before and immediately after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, (i) no Default shall have occurred and be continuing and (ii) the Consolidated Leverage Ratio shall be at least 0.25 less than the ratio set forth in Section 7.11(b) for the most recently ended Measurement Period;

(k) Obligations pursuant to any Cash Management Agreement incurred in the ordinary course of business;

(l) Indebtedness consisting of guarantees, indemnities, holdbacks or obligations in respect of purchase price adjustments in connection with dispositions of assets or acquisitions of assets, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such assets or Equity Interests of such Loan Parties for the purpose of financing such acquisition; provided that in the case of any acquisition of assets, (i) such Indebtedness shall not exceed 25% of the total purchase price of such assets and (ii) immediately before and immediately after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis (A) no Default shall have occurred and be continuing, (B) the Consolidated Leverage Ratio shall be at least 0.25 less than the ratio set forth in Section 7.11 for the most recently ended Measurement Period and (C) the Minimum Liquidity Condition shall have been met;

(m) Indebtedness representing by (a) letters of credit for the account of the Borrower or any Loan Party or (b) other obligations to reimburse third parties pursuant to any surety bond or other similar arrangements, which letters of credit or other obligations, as the case may be, are intended to provide security for workers’ compensation claims, payment obligations in connection with sales tax and insurance or other similar requirements in the ordinary course of business;

(n) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days following its incurrence;

(o) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(p) Indebtedness representing deferred compensation to employees of the Borrower and the Loan Parties incurred in the ordinary course of business;

(q) Indebtedness incurred by the Borrower or any of the Loan Parties in respect of letters of credit, bank guarantees, obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees; and

(r) (i) Specified Prepayment Debt the Net Cash Proceeds of which are applied solely to the prepayment of Loans in accordance with Section 2.05(b) and (ii) any Permitted Refinancing thereof.

7.03. Investments. Make or hold any Investments, except the following (each, a “Permitted Investment”):

(a) Investments held by the Borrower and its Subsidiaries in the form of Cash Equivalents;

(b) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $3,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c) (i) Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Borrower and its Subsidiaries in Loan Parties, (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties in Subsidiaries that are not Loan Parties in an aggregate amount invested from the date hereof not to exceed $10,000,000; provided that any additional Investment under this subclause (iv) of this clause (c) by a Loan Party in an Approved Captive Insurance Subsidiary shall be subject to the limitations set forth in Section 7.03(i);

(d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(e) Guarantees permitted by Section 7.02;

(f) Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i)) and set forth on Schedule 5.08(d) and any modification, extension or renewal thereof; provided that the amount of the original Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 7.03;

(g) (A) the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property of, any Person that, upon the consummation thereof, will be a Guarantor (including as a result of a merger or consolidation) (each, a “Permitted Loan Party Acquisition”); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(g)(A):

(i) any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.12;

(ii) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same or substantially related, ancillary or complementary lines of business as one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course;

(iii) such purchase or other acquisition shall not include or result in any contingent liabilities that would reasonably be expected to be material to the business, financial condition or operations of the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

(iv) immediately before and immediately after giving effect on a Pro Forma Basis to any such purchase or other acquisition, and any incurrence of Indebtedness in connection therewith, no Event of Default shall have occurred, the Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 7.11 and the Minimum Liquidity Condition shall have been met; provided that such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase, other acquisition or incurrence of Indebtedness associated therewith had been consummated as of the first day of the fiscal period covered thereby; and

(v) the Borrower shall have delivered to the Administrative Agent and each Lender, at least five Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this clause (g)(A) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(B) the purchase or other acquisition by a Subsidiary that is not a Guarantor of all of the Equity Interests in, or all or substantially all of the property of, any Person, (including as a result of a merger or consolidation) (each, a “Permitted Non-Loan Party Acquisition”) in an amount not to exceed $10,000,000 in the aggregate; provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(g)(B):

(i) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same or substantially related, ancillary or complementary lines of business as one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course;

(ii) such purchase or other acquisition shall not include or result in any contingent liabilities that would reasonably be expected to be material to the business, financial condition or operations of the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

(iii) immediately before and immediately after giving effect on a Pro Forma Basis to any such purchase or other acquisition, and any incurrence of Indebtedness in connection therewith,

no Event of Default shall have occurred, the Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 7.11 and the Minimum Liquidity Condition shall have been met; provided that such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase, other acquisition or incurrence of Indebtedness associated therewith had been consummated as of the first day of the fiscal period covered thereby; and

(iv) the Borrower shall have delivered to the Administrative Agent and each Lender, at least five Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this clause (g)(B) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition

(h) any Investment made as a result of the receipt of non-cash consideration from sale of assets permitted hereunder;

(i) Investments in Approved Captive Insurance Subsidiaries made in the ordinary course of business in an aggregate amount not in excess of the reserves as shall be required by GAAP after taking into account any advice of the Borrower’s actuarial consultants and auditors; provided that (i) no Default or Event of Default shall exist and be continuing, (ii) the Borrower shall have provided to the Administrative Agent a certificate of a Responsible Officer demonstrating that, after giving effect to such Investment, the Borrower and its Subsidiaries on a consolidated basis would have been in compliance with the financial covenants set forth in Section 7.11 for the most recently ended fiscal quarter for which financial statements are available and (iii) on a Pro Forma Basis giving effect to such Investment, the aggregate amount of Revolving Credit Commitments minus all Revolving Credit Borrowings, Swing Line Borrowings and L/C Obligations shall be greater than $20,000,000;

(j) Investments by any Approved Captive Insurance Subsidiary in cash and Cash Equivalents or such other Investments permitted pursuant to the Medicare Provider Reimbursement Manual Section 2162.2 (or any analogous regulation which replaces said section);

(k) any Investments received in compromise of obligations of such Persons incurred in the ordinary course of trade creditors or customers that were incurred in the ordinary course of business, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer;

(l) Swap Contracts permitted by Section 7.02;

(m) Investments the payment for which is Equity Interests of the Borrower;

(n) Investments in prepaid expenses, negotiable instruments held for collection, utility and workers’ compensation, performance and similar deposits made in the ordinary course of business;

(o) endorsements of negotiable instruments and documents in the ordinary course of business;

(p) Investments by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.03 in an aggregate amount not to exceed $30,000,000; and

(q) so long as (x) no Default or Event of Default has occurred and is continuing and (y) the Borrower and its Subsidiaries shall be in compliance on a Pro Forma Basis with the covenant set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Investment had been made as of the first day of the fiscal period covered thereby, commencing in fiscal year 2014, the Borrower and its Subsidiaries may make Investments in an aggregate amount equal to the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (i), such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the Available Amount immediately prior to such election and the amount thereof elected to be so applied.

7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a) any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Loan Party is merging with another Subsidiary, such Loan Party shall be the continuing or surviving Person;

(b) any Loan Party may dissolve or Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), if all or substantially all of its assets are transferred to the Borrower or to another Loan Party;

(c) any Subsidiary that is not a Loan Party may dissolve or dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) if all or substantially all of its assets are transferred (i) to another Subsidiary that is not a Loan Party or (ii) to a Loan Party;

(d) the Borrower and its Subsidiaries may consummate the Merger;

(e) in connection with any acquisition permitted under Section 7.03, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) except for acquisitions in accordance with Section 7.03(g), the Person surviving such merger shall be a wholly-owned Subsidiary of the Borrower and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person;

(f) so long as no Default has occurred and is continuing or would result therefrom, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto (i) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving corporation;

(g) so long as no Default has occurred and is continuing or would result therefrom, any Subsidiary listed on Schedule 7.04(g) may be dissolved or liquidated at any time within twelve months of the Closing Date; and

(h) so long as no Default exists or would result therefrom, a Disposition permitted pursuant to Section 7.05 (other than Section 7.05(e)).

7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of obsolete or worn-out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d) Dispositions of property by the Borrower or any Subsidiary to the Borrower or to a Subsidiary that is a Loan Party or by a Subsidiary that is not a Loan Party to another Subsidiary that is not a Loan Party; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be the Borrower or a Guarantor;

(e) Dispositions permitted by Section 7.04;

(f) the sale or other disposition of Cash Equivalents and the CareCentrix Note;

(g) the unwinding of any Swap Contracts;

(h) a Restricted Payment or Permitted Investment that is permitted hereunder;

(i) the granting of a Lien permitted under Section 7.01;

(j) Dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or in a bankruptcy or similar proceeding and exclusive of factoring or similar arrangements;

(k) so long as no Default has occurred and is continuing or would result therefrom, Dispositions by the Borrower and its Subsidiaries of property; provided that such property shall be Disposed of for fair market value and at least 75% of the purchase price for such property shall be paid to the Borrower or its Subsidiaries in cash or Cash Equivalents; provided, further, that if the Net Cash Proceeds of all property so Disposed after the Closing Date exceeds $35,000,000, the Net Cash Proceeds from such Dispositions described in this proviso shall be applied to prepay the Term Loans in accordance with Section 2.05(b)(ii) hereof;

(l) Dispositions of Equity Interests in or assets of entities listed on Schedule 7.05;

(m) any assignment, transfer, abandonment, cancellation or other Disposition of intellectual property in the ordinary course of business or that is not material to the business of the Borrower and its Subsidiaries taken as a whole; and

(n) Dispositions of any assets of the Borrower or any of its Subsidiaries used in the Las Vegas Hospice operations as of the Closing Date, not to exceed $5,000,000;

provided, however, that any Disposition pursuant to Section 7.05(a) through Section 7.05(f) and Sections 7.05(k), (l) and (m) shall be for fair market value.

7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a) each Subsidiary may make Restricted Payments to the Borrower, any Subsidiaries of the Borrower that are Guarantors and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests;

(d) so long as (x) no Default or Event of Default has occurred and is continuing, (y) the Consolidated Senior Secured Leverage Ratio is less than or equal to 3.25 to 1.00 on a Pro Forma Basis after giving effect to such Restricted Payment determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Restricted Payment had been made as of the first day of the fiscal period covered thereby and (z) immediately after giving effect to such Restricted Payment, the Borrower and its Subsidiaries shall be in compliance on a Pro Forma Basis with the covenant set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Restricted Payment had been made as of the first day of the fiscal period covered thereby, commencing in fiscal year 2014, the Borrower and its Subsidiaries may make Restricted Payments in an aggregate amount equal to the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (d), such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the Available Amount immediately prior to such election and the amount thereof elected to be so applied;

(e) so long as no Default has occurred and is continuing or would result therefrom, Restricted Payments by the Borrower and its Subsidiaries, provided that such Restricted Payments shall not exceed $25,000,000 from and after the Closing Date;

(f) Restricted Payments made on the Closing Date to consummate the Transaction;

(g) the repurchase, redemption or other acquisition for value of Equity Interests of Borrower or representing solely fractional shares of such Equity Interests in connection with a merger, consolidation, amalgamation or other combination involving the Borrower;

(h) repurchases of Equity Interests in the Borrower or any Loan Party deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(i) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement;

(j) payments made or expected to be made by the Borrower or any of the Loan Parties in respect of withholding or similar taxes payable by any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(k) the repurchase of the Borrower’s Equity Interests pursuant to a stock repurchase plan approved by the Borrower’s board of directors in an aggregate amount not to exceed $7,500,000 per fiscal year, provided that if immediately after giving effect on a Pro Forma Basis to such repurchase the Consolidated Leverage Ratio of the Borrower and its Subsidiaries is less than or equal to 3.5:1.0, such repurchase of Equity Interests shall not exceed an aggregate amount of $25,000,000 per fiscal year; and

(l) the Borrower may make Restricted Payments to, directly or indirectly, purchase Equity Interests of the Borrower from present or former officers, directors, consultants, agents or employees (or their estates, trusts, family members or former spouses) of the Borrower or any of its Subsidiaries upon the death, disability, retirement or termination of the applicable officer, director, consultant, agent or employee, or pursuant to any equity subscription agreement, stock option or equity incentive award agreement, shareholders’ or members’ agreement or similar agreement, plan or arrangement; provided that the aggregate amount of payments under this clause in any fiscal year shall not exceed the sum of $3,000,000 in any calendar year; provided further, that any amount not used in any fiscal year may be carried over to the next calendar year.

7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

7.08. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate.

The following items will not be deemed to be transaction with an Affiliate and, therefore, will not be subject to the provisions of the prior paragraph:

(1) transactions (x) between or among the Borrower and/or any Loan Party, (y) between or among any Subsidiaries that are not Loan Parties, or (z) between or among any Loan Party and a Subsidiary that is not a Loan Party to the extent otherwise expressly permitted in this Agreement;

(2) sales or awards of Equity Interests to Affiliates of the Borrower;

(3) reasonable and customary directors’ fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements, incentive and severance arrangements with any officer, director or employee of the Borrower or a Loan Party entered into in the ordinary course of business;

(4) any transactions made in compliance with the provisions of Section 7.05;

(5) loans and advances to officers and employees of the Borrower or any Loan Party in the ordinary course of business in accordance with the past practices of the Borrower or any Loan Party to the extent otherwise permitted by this Agreement;

(6) the Transaction and the payment of all fees and expenses related to the Transaction;

(7) written agreements entered into or assumed in connection with acquisitions of other businesses with Persons who were not Affiliates prior to such transactions approved by a majority of the board of directors of the Borrower; and

(8) any agreement as in effect as of the Closing Date or any amendment thereto so long as any such amendment is not more disadvantageous to the Lenders in any material respect than the original agreement as in effect on the Closing Date.

7.09. Burdensome Agreements; Negative Pledge Clauses. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document, the Senior Notes Documents or customary terms in any documentation providing for any Permitted Refinancing thereof) that:

(a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to or invest in the Borrower or any Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower, and (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; or

(b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person;

provided, however, that the foregoing shall not apply to Contractual Obligations (i) (A) which exist on the date hereof and as set forth on Schedule 7.09 or (B) exist at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary of the Borrower, (ii) in connection with any Lien permitted by Section 7.01 or any Disposition permitted by Section 7.05, (iii) which are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.03 and applicable solely to such joint venture entered into in the ordinary course of business, (iv) which are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.02 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing) and the proceeds and products thereof, (v) which are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (vi) which comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.02 to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Indebtedness incurred pursuant to Section 7.03(h) only, to the Loan Parties incurring or guaranteeing such Indebtedness, (vii) which are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Subsidiary, (viii) which are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (ix) which are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (x) which are in connection with cash or other deposits permitted under Section 7.03 and (xi) which are customary provisions in Organization Documents for not for profit entities and captive insurance entities and solely to the extent entered into in the ordinary course of business consistent with past practice or other agreements customarily entered into by not for profit entities and captive insurance subsidiaries in the ordinary course of business consistent with past practice.

7.10. Use of Proceeds.

(a) Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

(b) The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in further of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

7.11. Financial Covenant. Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
Closing Date through December 31, 2013	6.75 to 1.00
March 31, 2014	6.75 to 1.00
June 30, 2014	6.75 to 1.00
September 30, 2014	6.75 to 1.00
December 31, 2014	6.75 to 1.00
March 31, 2015	6.75 to 1.00
June 30, 2015	6.50 to 1.00
September 30, 2015	6.50 to 1.00
December 31, 2015	6.50 to 1.00
March 31, 2016	6.50 to 1.00
June 30, 2016	6.25 to 1.00
September 30, 2016	6.25 to 1.00

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
December 31, 2016	6.25 to 1.00
March 31, 2017	6.25 to 1.00
June 30, 2017	6.00 to 1.00
September 30, 2017	6.00 to 1.00
December 31, 2017	6.00 to 1.00
March 31, 2018 and each fiscal quarter thereafter	5.75 to 1.00

7.12. [Reserved].

7.13. Amendments of Organization Documents. Amend any of its Organization Documents in a manner materially adverse to the Lenders (other than changes made in compliance with Section 3.7 of the Security Agreement); it being specifically acknowledged that LLC Sub may change its name to Harden Healthcare Holdings, LLC on or after the Closing Date.

7.14. Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year.

7.15. Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness subordinated in right of payment to the Obligations (collectively, “Junior Financing”) or the Senior Notes, except (a) the prepayment of the Credit Extensions in accordance with the terms of this Agreement, (b) regularly scheduled or required repayments or redemptions of Indebtedness set forth in Schedule 7.02 and refinancings and refundings of such Indebtedness in compliance with Section 7.02(e), (c) refinancings and refundings of Indebtedness permitted under Sections 7.02 in compliance with Section 7.02, (d) so long as (x) no Default or Event of Default has occurred and is continuing and (y) the Borrower and its Subsidiaries shall be in compliance on a Pro Forma Basis with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such payment had been made as of the first day of the fiscal period covered thereby, commencing in fiscal year 2014, the Borrower and its Subsidiaries may make any such payments in an aggregate amount equal to the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (d), such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the Available Amount immediately prior to such election and the amount thereof elected to be so applied and (e) after December 31, 2013, the prepayment of the Senior Notes or any Junior Financing so long as the Consolidated Senior Secured Leverage Ratio does not exceed 3.25 to 1.00 as of the most recently completed period for which the financial statements required by Section 6.01(a) and (b) were required to be delivered after giving effect to such prepayment and the proceeds of any Indebtedness incurred in connection with or substantially simultaneously with such prepayment on a Pro Forma Basis.

7.16. Amendment, Etc. of Related Documents and Indebtedness. (a) Cancel or terminate any Related Document or consent to or accept any cancellation or termination thereof, (b) amend, modify or change in any manner materially adverse to the Lenders any term or condition of any Related Document or give any consent, waiver or approval thereunder which would be materially adverse to the Lenders, (c) waive any material default under or any material breach of any term or condition of any Related Document, (d) take any other action in connection with any Related Document that would materially impair the value of the interest or rights of any Loan Party thereunder or that would materially impair the rights or interests of the Administrative Agent or any Lender or (e) amend, modify or change in any manner materially adverse to the Lenders any term or condition of any Indebtedness set forth in Schedule 7.02, except for any refinancing, refunding, renewal or extension thereof permitted by Section 7.02(e).

7.17. [Reserved].

7.18. HIPAA Business Associate Agreement. Terminate the HIPAA Business Associate Agreement.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01. Events of Default. Any of the following shall constitute an Event of Default:

(a) Non-Payment. The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within three Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.03(a), 6.05(a), 6.11, 6.12 or Article VII; or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after written notice thereof by Administrative Agent to the Borrower; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein or in any other Loan Document shall be incorrect or misleading in any material respect (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect) when made or deemed made; or

(e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of the Senior Notes or any other Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that in the case of this clause (B) such failure is unremedied and is not waived by the holders of such Indebtedness or Guarantee prior to any termination of the Revolving Credit Commitments or acceleration of the Loans or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(f) Insolvency Proceedings, Etc. Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties taken as a whole and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h) Judgments. (i) There is entered against any Loan Party or any Subsidiary thereof one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the potential claim and does not dispute coverage), or (ii) such final judgments would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, have not been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of the Borrower to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount that would reasonably be expected to result in a Material Adverse Effect, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount that would reasonably be expected to result in a Material Adverse Effect; or

(j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

(k) Change of Control. There occurs any Change of Control; or

(l) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.12 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on a material portion of the Collateral purported to be covered thereby except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements; or

(m) Subordination. (i) The subordination provisions of the documents evidencing or governing any Junior Financing (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Junior Financing; or (ii) the Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the L/C Issuer or (C) that all payments of principal of or premium and interest on the applicable Junior Financing, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.

8.02. Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.15 and 2.16, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Commitment Fees and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including reasonable fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Commitment Fees, Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.04 and 2.15; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Sections 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to the Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto.

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.03.

ARTICLE IX

ADMINISTRATIVE AGENT

9.01. Appointment and Authority.

(a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Barclays to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions.

(b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

9.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03. Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(d) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender or the L/C Issuer.

(e) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless such Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agents.

9.06. Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Borrower (which shall not be unreasonably withheld or delayed) other than to the extent a Default or an Event of Default has occurred and is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Barclays as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

9.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers, Syndication Agents or Co-Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender or the L/C Issuer hereunder.

9.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding.

9.10. Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01;

(b) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of any Credit Agreement Refinancing Indebtedness; and

(c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i).

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense and upon receipt of any certifications reasonably requested by the Administrative Agent in connection therewith, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

9.11. Secured Cash Management Agreements and Secured Hedge Agreements. No Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or of the Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

9.12. Withholding Tax. To the extent required by any applicable Laws (as determined in good faith by the Administrative Agent), the Administrative Agent may withhold from any payment to any Lender under any Loan Document an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 3.01, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.12. The agreements in this Section 9.12 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations. For the avoidance of doubt, the term “Lender” shall, for purposes of this Section 9.12, include any L/C Issuer and any Swing Line Lender.

ARTICLE X

MISCELLANEOUS

10.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.02 as to any Credit Extension under a particular Facility without the written consent of the Required Facility Lenders under such Facility;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for (i) any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment or (ii) any scheduled reduction of any Facility hereunder or under any other Loan Document without the written consent of each Appropriate Lender;

(d) reduce the principal of, or the rate of interest or premium specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

(e) change the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in any manner that materially and adversely affects the Lenders under a Facility without the written consent of the Required Facility Lenders under the applicable Facility;

(f) change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(f)), without the written consent of each Lender or (ii) the definition of “Required Revolving Lenders” or “Required Facility Lenders” without the written consent of each Lender under the applicable Facility or (iii) or the definition of “Repricing Transaction” without the written consent of each Lender materially and adversely affected thereby;

(g) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(h) release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); or

(i) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of the Required Facility Lenders under the applicable Facility;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) each of the Engagement Letter and the Agency Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (v) no amendment, waiver or consent shall amend, modify supplement or waive any condition precedent to any extension of credit under the Revolving Credit Facility set forth in Section 4.02 without the written consent of the Required Revolving Lenders under the Revolving Credit Facility (it being understood that (A) amendments, modifications, supplements or waivers of any other provision of any Loan Document, including any representation or warranty, any covenant or any Default, shall be deemed to be effective for purposes of determining whether the conditions precedent set forth in Section 4.02 have been satisfied regardless of whether the Required Revolving Lenders shall have consented to such amendment, modification, supplement or waiver and (B) such consent of the Required Revolving Lenders under the Revolving Credit Facility shall be the only consent required hereunder to make such modifications to the conditions precedent set forth in Section 4.02). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional revolving credit or term loan facilities to this Agreement, in each case subject to the limitations in Section 2.14, and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.

In addition, if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, omission or defect of a technical nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender, all affected Lenders or all the Lenders or all affected Lenders with respect to a certain Class of Loans or Commitments and that has been approved by the Required Lenders or the Required Facility Lenders, as applicable, the Borrower may replace such non-consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph) and includes the payment to such Lender of all amounts owed including any premiums (it being understood if any non-consenting Lender is required to assign all or a portion of its Initial Term Loans as provided herein prior to the twelve-month anniversary of the Closing Date in connection with a Repricing Transaction, the Borrower shall pay such non-consenting Lender a fee equal to 1.00% of the principal amount of the Initial Term Loans so assigned by such non-consenting Lender).

10.02. Notices; Effectiveness; Electronic Communications.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or other electronic communication as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws.

(e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03. No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

10.04. Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Arrangers and the Administrative Agent (but limited to the reasonable and documented fees, charges and disbursements of one firm of counsel for the Arrangers and the Administrative Agent, and one local counsel for the Arrangers and the Administrative Agent in each applicable jurisdiction), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the reasonable and documented fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, but limited to one counsel for all Lenders, the Administrative Agent and the L/C Issuer, and, if necessary, of one local counsel for all Lenders, the Administrative Agent and the L/C Issuer in each applicable jurisdiction (which may include a single special counsel acting in multiple jurisdictions for all Lenders, the Administrative Agent and the L/C Issuer), and, solely in the case of an actual or perceived conflict of interest, one additional counsel in each applicable material jurisdiction to the affected Persons.

(b) Indemnification by the Borrower. The Borrower shall indemnify each Agent (and any sub-agent thereof), each Arranger, each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable and documented out-of-pocket expenses (including the reasonable and documented fees, charges and disbursements of any counsel, but limited to the reasonable and documented attorneys’ fees of one firm of counsel for all Indemnitees, taken as a whole and, if necessary, of one firm of local counsel in each appropriate jurisdiction (which may include one firm of special counsel acting in multiple jurisdictions) for all Indemnitees, taken as a whole, and, solely in the case of a conflict of interest, one additional counsel in each applicable material jurisdiction to the affected Indemnitees), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on, at, under or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related reasonable and documented out-of-pocket expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Parties, (B) a material breach of this Agreement or any Loan Document by such Indemnitee or one of its Related Parties or (C) disputes between and among Indemnitees that does not involve an act or omission by the Borrower or any of its Subsidiaries (other than claims against an Indemnitee acting in its capacity as an Agent or Arranger under this Agreement unless such claims arise from the gross negligence, bad faith or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction by a final and nonappealable judgment)).

(c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06. Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f), (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term Facilities, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Term Commitment or Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;

(C) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person.

(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

(c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the limitations and requirements of such Sections and Section 10.13) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower (and such agency being solely for tax purposes), maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive (absent manifest error), and the Borrower and the Lenders shall treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as a Participant for all purposes of this Agreement, notwithstanding notice to the contrary; provided that no Lender shall have the obligation to disclose all or a portion of the Participant Register (including the identity of the Participant or any information relating to a Participant’s interest in any Loans or other obligations under any Loan Document) to any Person expect to the extent that such disclosure is necessary in connection with a Tax audit or other proceeding to establish that any loans are in registered form for U.S. federal income tax purposes.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent that the Participant’s right to a greater payment results from a Change in Law after the Participant became a Participant.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Barclays assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to Section 10.06(b), Barclays may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Barclays as L/C Issuer or Swing Line Lender, as the case may be. If Barclays resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Barclays resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Barclays to effectively assume the obligations of Barclays with respect to such Letters of Credit.

10.07. Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14(c) or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to any Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential or is delivered pursuant to Section 6.01(c), 6.02 or 6.03 hereof. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws.

10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. Notwithstanding the provisions of this Section 10.08, if at any time any Lender, the L/C Issuer or any of their respective Affiliates maintains one or more deposit accounts for the Borrower into which Medicare and/or Medicaid receivables are deposited, such Person shall waive the right of setoff set forth herein.

10.09. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.13. Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender is a Defaulting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including any premiums) and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

10.14. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN AS PROVIDED IN ANY MORTGAGE WITH RESPECT TO ITSELF), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arrangers, are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and the Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent nor the Arrangers has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor the Arrangers has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17. Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.18. USA PATRIOT Act. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the PATRIOT Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

10.19. Time of the Essence. Time is of the essence of the Loan Documents.

10.20. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:	/s/ Rodney D. Windley
	Name:	Rodney D. Windley
	Title:	Executive Chairman

BARCLAYS BANK PLC, as Revolving Credit Lender

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Revolving Credit Lender

By:	/s/ Ronald B. Caldwell
	Name:	Ronald B. Caldwell
	Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Credit Lender

By:	/s/ Ryan Guenin
	Name:	Ryan Guenin
	Title:	Duly Authorized Signatory

SUNTRUST BANK, as Revolving Credit Lender

By:	/s/ C. David Yates
	Name:	C. David Yates
	Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC., as Revolving Credit Lender

By:	/s/ Pramod Raju
	Name:	Pramod Raju
	Title:	Authorized Signatory

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Revolving Credit Commitments

Lender	Revolving Credit Commitment	Applicable Percentage
Barclays Bank PLC	$25,000,000.00	25.000000%
Bank of America, N.A.	$20,000,000.00	20.000000%
SunTrust Bank	$20,000,000.00	20.000000%
Morgan Stanley Bank	$20,000,000.00	20.000000%
General Electric Capital Corporation	$15,000,000.00	15.000000%

Total:	$100,000,000.00	100.000000%

Term B Commitments

Lender	Term Commitment	Applicable Percentage
Barclays Bank PLC	$670,000,000.00	100.000000%

Total:	$670,000,000.00	100.000000%

Term C Commitments

Lender	Term Commitment	Applicable Percentage
Barclays Bank PLC	$155,000,000.00	100.000000%

Total:	$155,000,000.00	100.000000%

2.01

SCHEDULE 2.03

EXISTING LETTERS OF CREDIT

LOC #	Beneficiary	Total Balance	Expiration Date	Issuer

68053537	Hartford Fire Insurance Co.	$36,900,000	10/1/14	Bank of America, N.A.

68054171	National Union Fire Insurance	$2,281,943	10/1/14	Bank of America, N.A.

68054098	ACE American Ins. Co.	$8,027,802	10/1/14	Bank of America, N.A.

68054169	National Union Fire Insurance	$1,849,322	10/1/14	Bank of America, N.A.

SB-01886	National Union Fire Insurance	$3,287,500	7/31/14	Barclays Bank PLC

2.03

SCHEDULE 4.01(a)

MORTGAGED PROPERTIES

None.

4.01(a)

SCHEDULE 5.05

SUPPLEMENT TO INTERIM FINANCIAL STATEMENTS

Indebtedness of the Borrower set forth on the unaudited consolidated balance sheets dated March 31, 2013 and June 30, 2013.

To the Borrower’s knowledge, Indebtedness set forth on the unaudited consolidated balance sheets with respect to the Acquired Business dated May 31, 2013 and June 30, 2013, and the related consolidated statements of income or operations and cash flows for the fiscal quarter ended on that date.

That certain Master Services Agreement between Affiliated Computer Services, Inc. (a Xerox company) and Harden Healthcare, LLC dated December 30, 2011 for the provision of certain information technology services.

5.05

SCHEDULE 5.06

LITIGATION

1)	On May 5, 2008, Odyssey HealthCare, Inc. (“Odyssey”) received a letter from the U.S. Department of Justice (“DOJ”) notifying Odyssey that the DOJ was conducting an investigation of VistaCare, Inc. (“VistaCare”) and requesting that Odyssey provide certain information and documents related to the DOJ’s investigation of claims submitted by VistaCare to Medicare, Medicaid and the U.S. government health insurance plan for active military members, their families and retirees, formerly the Civilian Health and Medical Program of the Uniformed Services (“TRICARE”), from January 1, 2003 through March 6, 2008, the date Odyssey completed the acquisition of VistaCare. Odyssey has been informed by the DOJ and the Medicaid Fraud Control Unit of the Texas Attorney General’s Office that they are reviewing allegations that VistaCare may have billed the federal Medicare, Medicaid and TRICARE programs for hospice services that were not reasonably or medically necessary or performed as claimed. The basis of the investigation is a qui tam lawsuit filed in the United States District Court for the Northern District of Texas by a former employee of VistaCare. The lawsuit alleges, among other things, that VistaCare submitted false claims to Medicare and Medicaid for hospice services that were not medically necessary and for hospice services that were referred in violation of the anti-kickback statute. The court unsealed the lawsuit on October 5, 2009 and Odyssey was served on January 28, 2010. In connection with the unsealing of the complaint, the DOJ filed a notice with the court declining to intervene in the qui tam action at such time. The Texas Attorney General also filed a notice of non-intervention with the court. These actions should not be viewed as a final assessment by the DOJ or the Texas Attorney General of the merits of this qui tam action. Odyssey continues to cooperate with the DOJ and the Texas Attorney General in their investigation. The relator has continued to pursue the qui tam lawsuit. Odyssey and VistaCare filed motions to dismiss the relator’s complaint on March 30, 2010 and April 2, 2012. The court issued orders on the motions to dismiss on March 9, 2011 and July 23, 2012. Consistent with the court’s orders, relator’s false claims act claims based on alleged medically unnecessary hospice services and for hospice services referred in violation of the anti-kickback statute are permitted to proceed to discovery. On or about September 6, 2013, relator filed her fourth amended complaint. This pleading only alleges wrongdoing against VistaCare from January 1, 2003 through December 31, 2012 and makes clear that it does not allege any wrongdoing against Odyssey or the Company and only asserts claims against them as purported successors in interest. On or about September 27, 2013, VistaCare answered the fourth amended complaint, and the Company and Odyssey moved to dismiss the allegations made against them. That motion is pending before the Court. The case was set for trial on March 10, 2014, and the parties have submitted a proposed scheduling order, which is pending before the Court, requesting a trial date of September 7, 2015. VistaCare, Odyssey, and the Company deny the allegations made in this qui tam action and will vigorously defend against them. Based on the information available at this time, the Company cannot predict the outcome of the qui tam lawsuit, the governments’ continuing investigation, the DOJ’s or Texas

5.06

Attorney General’s views of the issues being investigated, other than the DOJ’s and Texas Attorney General’s notice declining to intervene in the qui tam action, or any actions that the DOJ or Texas Attorney General may take.

2)	On February 23, 2010 Odyssey received a subpoena from the Department of Health and Human Services, Office of Inspector General (“OIG”), requesting various documents and certain patient records of one of Odyssey’s hospice programs relating to services performed from January 1, 2006 through December 31, 2009. Odyssey is cooperating with the OIG and has completed its subpoena production. Based on the limited information that Odyssey has at this time, the Company cannot predict the outcome of the investigation, the OIG’s views of the issues being investigated or any actions that the OIG may take.

See Schedule 5.20.

SCHEDULE 5.08(b)

EXISTING LIENS

See attached.

5.08(b)

SCHEDULE 5.08(b)

EXISTING LIENS

JURISDICTION	DEBTOR NAME	SECURED PARTY	FILING FOUND	FILE #	DATE FILED	COLLATERAL

Mississippi Secretary of State	Alpine Home Health, Inc.	State of Mississippi (Washington County Circuit Court)	State Tax Lien	37395C	10/29/2007	State Tax Lien in the amount of $2,091.

Kansas Secretary of State	Faith Home Health and Hospice, LLC	Key Equipment Finance, Inc.	UCC-1	6369383	6/15/2007	Specific Equipment

Kansas Secretary of State	Faith Home Health and Hospice, LLC	Key Equipment Finance, Inc.	UCC Amendment	70774216	6/7/2010	Amendment to the original file number 6369383 filed 6/15/2007 to restate the collateral

Kansas Secretary of State	Faith Home Health and Hospice, LLC	Key Equipment Finance, Inc.	UCC Continuation	71114339	3/15/2012	Continuation of the original file number 6369383 filed 6/15/2007

West Virginia, Secretary of State	First Home Health, Inc.	State of West Virginia	State Tax Lien	BK53PG694	6/18/2003	Tax lien filed for the unpaid balance of $151

West Virginia, Secretary of State	First Home Health, Inc.	State of West Virginia	State Tax Lien	BK569PG965	8/11/2009	Tax lien filed for the unpaid balance of $210

West Virginia, Secretary of State	Faith in Home Services, Inc.	State of West Virginia	State Tax Lien Release	BK166PG528	8/11/2009	Release of tax lien filed on 8/11/2009 for the unpaid balance of $210

Travis County, Texas	First Home Health, Inc.	Department of Treasury - IRS	Federal Tax Lien	20125098000	1/19/2012	Tax lien filed for the unpaid balance of $33,999.88 for Tax Period ending 12/31/2007. Assessed 11/7/2011

Texas Secretary of State	Girling Health Care, Inc.	De Lage Landen Financial Services, Inc.	UCC-1	06-0025604164	7/31/2006	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	De Lage Landen Financial Services, Inc.	UCC Continuation	11-00199725	7/8/2011	Continuation of the original file number 06-0025604164 filed 7/31/2006

Texas Secretary of State	Girling Health Care, Inc.	Honeywell Global Finance LLC	UCC-1	08-0019575398	6/10/2008	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0001334181	1/14/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0001334292	1/14/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0008079356	3/23/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0008079467	3/23/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0008081410	3/23/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0009103395	4/1/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0009103406	4/1/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0009129555	4/1/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0018718115	7/2/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Wells Fargo Financial Leasing, Inc.	UCC-1	09-0020626984	7/21/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0021129731	7/27/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0021129842	7/27/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0021130218	7/27/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0021130329	7/27/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0021130430	7/27/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0021885083	8/4/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0023114969	8/14/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0024293403	8/28/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0024293514	8/28/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0029290506	10/20/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0029381426	10/21/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0029381537	10/21/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0029381648	10/21/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0029381759	10/21/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC Amendment	09-00326605	11/24/2009	Amendment to the original file number 09-0029381759 filed 10/21/2009 to delete specific Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0029381860	10/21/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0029608004	10/23/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0031048409	11/6/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0031153981	11/9/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0031154013	11/9/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0031154235	11/9/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0031154346	11/9/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0031154457	11/9/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0031154568	11/9/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0031401624	11/11/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC Amendment	09-00334145	12/4/2009	Amendment to the original file number 09-0031401624 filed 11/11/2009 to restate the collateral

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0032198931	11/19/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0032199174	11/19/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0032199285	11/19/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0032199518	11/19/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0034201504	12/14/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0035412145	12/28/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	09-0035412256	12/28/2009	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0003589692	2/5/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0009315110	4/2/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0009375994	4/5/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0012283714	4/30/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0014479713	5/20/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0014489118	5/20/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0014626060	5/21/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0014626181	5/21/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0015215257	5/27/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0015943144	6/3/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	De Landen Financial Services, Inc.	UCC-1	10-0020000396	7/12/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0020147853	7/13/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0021377738	7/26/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0023158464	8/10/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc. and Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0025267801	8/31/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc. and Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0026440572	9/13/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc. and Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0026703170	9/15/2010	Leased Equipment

Texas Secretary of State	Girling Health Care, Inc.	Oce Financial Services, Inc.	UCC-1	10-0027697961	9/24/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare, LLC	Oce Financial Services, Inc.	UCC-1	10-0014479218	5/20/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare, LLC	Oce Financial Services, Inc.	UCC-1	10-0017208443	6/15/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare, LLC	Oce Financial Services, Inc.	UCC Amendment	10-00172172	6/15/2010	Amendment to the original file number 10-0017208443 filed 6/15/2010 to change the Debtor name from Harden Healthcare, LLC to Harden Healthcare Services, LLC

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	09-0028675441	10/13/2009	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	09-0028675552	10/13/2009	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	09-0028675663	10/13/2009	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	09-0028675774	10/13/2009	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	09-0034015668	12/10/2009	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	09-0034697715	12/17/2009	Leased Equipment

Texas Secretary of State	Harden Healthcare, LLC	Oce Financial Services, Inc.	UCC-1	10-0017208443	6/15/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC Amendment	10-00172172	6/15/2010	Amendment to the original file number 10-0017208443 filed 6/15/2010 to change the Debtor name from Harden Healthcare, LLC to Harden Healthcare Services, LLC

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0017217079	6/15/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0017218080	6/15/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0017219091	6/15/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0017262645	6/15/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0017782258	6/21/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0018102376	6/23/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0019958194	7/12/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC and Girling Health Care, Inc., as additional Debtor	Oce Financial Services, Inc.	UCC-1	10-0021377738	7/26/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC and Girling Health Care, Inc., as additional Debtor	Oce Financial Services, Inc.	UCC-1	10-0025267801	8/31/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC and Girling Health Care, Inc., as additional Debtor	Oce Financial Services, Inc.	UCC-1	10-0026440572	9/13/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0026702169	9/15/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC and Girling Health Care, Inc., as additional Debtor	Oce Financial Services, Inc.	UCC-1	10-0026703170	9/15/2010	Leased Equipment

Texas Secretary of State	Harden Healthcare Services, LLC	Oce Financial Services, Inc.	UCC-1	10-0027697840	9/24/2010	Leased Equipment

Alabama Secretary of State	HomeCare Plus, Inc.	State of Alabama Department of Revenue Lien Number 1462139392	State Tax Lien	T13-0182594	4/16/2013	State Tax Lien in the amount of $17,495.45

Alabama Secretary of State (Jefferson County, Reorders Office)	HomeCare Plus, Inc.	State of Alabama Department of Revenue	State Tax Lien	Book 201313, Page 7809	4/23/2013	State Tax Lien in the amount of $17,495.45

Kansas Secretary of State	Hospice Care of Kansas, L.L.C. And Voyager Hospicecare Inc.	Mark Rowe - Creditor	Civil New Filing Sedgwick County District Court	07CV1950	5/30/2007	Lien and Judgment Records

Texas Secretary of State	Lighthouse Hospice Partners, LLC	Oce Financial Services, Inc.	UCC-1	09-0022118598	8/14/2009	Leased Equipment

Texas Secretary of State	Lighthouse Hospice Partners, LLC	Oce Financial Services, Inc.	UCC-1	09-0023273703	8/14/2009	Leased Equipment

Missouri Secretary of State	Missouri Home Care of Rolla, Inc. Missouri Home Care	St. Anthonys Medical Center	Civil New Filing	26V03030370V	3/21/2003	Lien & Judgment filed with Phelps Associate Circuit Court, Missouri

West Virginia Secretary of State	Nursing Care - Home Health Agency, Inc.	State of West Virginia	State Tax Lien	BK568 PG327	6/16/2009	Tax Lien for the unpaid balance of $2,929

West Virginia Secretary of State	Nursing Care - Home Health Agency, Inc.	State of West Virginia	State Tax Lien	BK528 PG258	1/8/2006	Tax Lien for the unpaid balance of $4,423

JURISDICTION	DEBTOR NAME	SECURED PARTY	FILING FOUND	FILE #	DATE FILED	COLLATERAL

Delaware Secretary of State	Gentiva Health Services, Inc.	National City Vendor Finance LLC	UCC-1	2008 3478581	10/15/2008	Specific Equipment

Delaware Secretary of State	Gentiva Health Services, Inc.	Ricoh Americas Corporation	UCC-1	2010 1492010	4/29/2010	Leased Equipment

Delaware Secretary of State	Gentiva Health Services, Inc.	Forstyhe/McArthur Associates, Inc.	UCC-1	2011 0294853	1/26/2011	Leased Equipment

Delaware Secretary of State	Healthfield Operating Group, Inc. Name Searched: Healthfield Operating Group, LLC	Key Equipment Finance Inc.	UCC-1	5232231 2	7/27/2005	Leased Equipment

Delaware Secretary of State	Healthfield Operating Group, Inc. Name Searched: Healthfield Operating Group, LLC	Key Equipment Finance Inc.	UCC Continuation	2010 1326424	4/16/2010	Continuation of the original file number 5232231 2 filed 7/27/2005

New York Department of State	New York Healthcare Services, Inc.	De Lange Landen Financial Services, Inc.	UCC-1	201007130379942	7/13/2010	Leased Equipment

SCHEDULE 5.08(c)

OWNED REAL PROPERTY

(Material Owned Real Property)

None.

5.08(c)

SCHEDULE 5.08(d)

EXISTING INVESTMENTS

(a) Equity Interests of Companies and Subsidiaries

Entity	Record Owner	Certificate No.	No. Shares/Interest
Odyssey HealthCare of South Texas, LLC	Odyssey HealthCare Operating B, LP	N/A	120 (60%)
Odyssey HealthCare of Kansas City, LLC	Odyssey HealthCare Operating B, LP	N/A	160 (80%)
Wake Forest Baptists Health Care at Home, LLC	Total Care Home Health of North Carolina, LLC	N/A	60 (60%)

(b) Other Equity Interests

Equity interest in CareCentrix, Inc. valued at approximately $916,000.1

(c) Promissory Notes

Entity	Principal Amount	Date of Issuance	Interest Rate	Maturity Date
CareCentrix, Inc. issued note to Gentiva Health Services Holding Corp.	$25,000,000	09/2011	10.0%	3/19/2017
CareCentrix, Inc. note receivable[2]	$3,400,000	08/2012	18.0%	3/19/2017
Health Care Management, LLC issued note to First Home Health, Inc.	$410,003.80	04/2011	7.5%	10/28/2013

[1]	The Borrower established an investment in CareCentrix, Inc. for shares that it may receive as part of any settlement. Amount may be reduced or eliminated by indemnification claims.
[2]	Represents escrow amount that may be reduced or eliminated by indemnification claims.

5.08(d)

Entity	Principal Amount	Date of Issuance	Interest Rate	Maturity Date
Health Care Management, LLC issued note to First Home Health, Inc.	$299,013.25	12/2012	3.92%	12/31/2013

5.08(e) - 2 -

SCHEDULE 5.12(d)

PENSION PLANS

None.

5.12(d)

SCHEDULE 5.13

SUBSIDIARIES AND OTHER EQUITY INVESTMENTS; LOAN PARTIES

Part A - Equity Interests in Subsidiaries.

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest
Gentiva Certified Healthcare Corp.	Gentiva Health Services Holding Corp.	2	100
Gentiva Health Services (Certified), Inc.	Gentiva Health Services Holding Corp.	7	1,000
Gentiva Health Services Holding Corp.	Gentiva Health Services, Inc.	3	100
Gentiva Health Services (USA) LLC	Gentiva Health Services Holding Corp.	N/A	N/A
Gentiva Services of New York, Inc.	Gentiva Health Services Holding Corp.	1	1,000
New York Healthcare Services, Inc.	Gentiva Health Services Holding Corp.	3	100
OHS Service Corp.	Gentiva Health Services Holding Corp.	2	100
QC-Medi New York, Inc.	Gentiva Health Services Holding Corp.	3	100
Quality Care - USA, Inc.	Gentiva Health Services Holding Corp.	3	10
Healthfield Operating Group, LLC	Gentiva Health Services Holding Corp.	N/A	N/A
Healthfield, LLC	Healthfield Operating Group, LLC	N/A	N/A
Chattahoochee Valley Home Care Services, LLC	Healthfield, LLC	N/A	N/A
Chattahoochee Valley Home Health, LLC	Chattahoochee Valley Home Care Services, LLC	N/A	N/A
CHMG Acquisition LLC	Healthfield, LLC	N/A	N/A
Capital Health Management Group, LLC	CHMG Acquisition LLC	N/A	N/A
Access Home Health of Florida, LLC	Capital Health Management Group, LLC	N/A	N/A

5.13

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest
Capital Care Resources, LLC	Capital Health Management Group, LLC	N/A	N/A
Capital Care Resources of South Carolina, LLC	Capital Health Management Group, LLC	N/A	N/A
CHMG of Atlanta, LLC	Capital Health Management Group, LLC	N/A	N/A
CHMG of Griffin, LLC	Capital Health Management Group, LLC	N/A	N/A
Eastern Carolina Home Health Agency, LLC	Capital Health Management Group, LLC	N/A	N/A
Home Health Care of Carteret County, LLC	Capital Health Management Group, LLC	N/A	N/A
Tar Heel Health Care Services, LLC	Capital Health Management Group, LLC	N/A	N/A
Healthfield Home Health, LLC	Healthfield, LLC	N/A	N/A
Healthfield Hospice Services, LLC	Healthfield, LLC	N/A	N/A
Healthfield of Southwest Georgia, LLC	Healthfield, LLC	N/A	N/A
Healthfield of Statesboro, LLC	Healthfield, LLC	N/A	N/A
Healthfield of Tennessee, LLC	Healthfield, LLC	N/A	N/A
Mid-South Home Health, LLC	Healthfield, LLC	N/A	N/A
Mid-South Home Health of Gadsden, LLC	Healthfield, LLC	N/A	N/A
Total Care Home Health of Louisburg, LLC	Healthfield, LLC	N/A	N/A
Total Care Home Health of North Carolina, LLC	Healthfield, LLC	N/A	N/A
Total Care Home Health of South Carolina, LLC	Healthfield, LLC	N/A	N/A
Wiregrass Hospice Care, LLC	Healthfield, LLC	N/A	N/A
Gentiva Rehab Without Walls, LLC	Gentiva Health Services (USA) LLC	N/A	N/A

5.13 - 2 -

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest
Horizon Health Network LLC	Wiregrass Hospice Care, LLC	N/A	N/A
Mid-South Home Health Agency, LLC	Horizon Health Network LLC	2	N/A
Mid-South Home Care Services, LLC	Horizon Health Network LLC	2	N/A
Wiregrass Hospice LLC	Horizon Health Network LLC	1	100%
Wiregrass Hospice of South Carolina, LLC	Horizon Health Network LLC	N/A	N/A
PHHC Acquisition Corp.	Gentiva Certified Healthcare Corp.	1	100
Home Health Care Affiliates of Mississippi, Inc.	Gentiva Certified Healthcare Corp.	4 5 6	333 333 333
Home Health Care Affiliates, Inc.	Gentiva Certified Healthcare Corp.	5 6 7	333 333 333
Gilbert’s Home Health Agency, Inc.	Home Health Care Affiliates, Inc.	2	100,000
Home Health Care Affiliates of Central Mississippi, L.L.C.	Gentiva Certified Healthcare Corp.	N/A	N/A
Gilbert’s Hospice Care of Mississippi, LLC	Gentiva Certified Healthcare Corp.	N/A	N/A
Van Winkle Home Health Care, Inc.	Home Health Care Affiliates, Inc.	1	100,000
Gilbert’s Hospice Care, LLC	Gentiva Certified Healthcare Corp.	N/A	N/A
Odyssey HealthCare, Inc.	Gentiva Health Services, Inc.	1-A	1,000
Odyssey HealthCare Holding Company	Odyssey Healthcare, Inc.	001	1,000
Odyssey HealthCare GP, LLC	Odyssey HealthCare Holding Company	N/A	N/A
Odyssey HealthCare LP, LLC	Odyssey HealthCare Holding Company	N/A	N/A
Odyssey HealthCare Operating A, LP	Odyssey HealthCare GP, LLC (1%) Odyssey HealthCare LP, LLC (99%)	N/A	N/A
Odyssey HealthCare Management, LP	Odyssey HealthCare GP, LLC (1%) Odyssey HealthCare LP, LLC (99%)	N/A	N/A

5.13 - 3 -

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest
Odyssey HealthCare Operating B, LP	Odyssey HealthCare GP, LLC (1%) Odyssey HealthCare LP, LLC (99%)	N/A	N/A
Odyssey HealthCare Fort Worth, LLC	Odyssey HealthCare Operating B, LP	N/A	N/A
Odyssey HealthCare Detroit, LLC	Odyssey HealthCare Operating B, LP	N/A	N/A
Odyssey HealthCare Austin, LLC	Odyssey HealthCare Operating B, LP	N/A	N/A
Odyssey HealthCare of Augusta, LLC	Odyssey HealthCare Operating B, LP	N/A	N/A
Odyssey Healthcare of St. Louis, LLC	Odyssey HealthCare Operating B, LP	N/A	N/A
VistaCare of Boston, LLC	Odyssey HealthCare Operating B, LP	N/A	N/A
Odyssey HealthCare of Flint, LLC	Odyssey HealthCare Operating B, LP	N/A	N/A
Odyssey HealthCare of Savannah, LLC	Odyssey HealthCare Operating B, LP	N/A	N/A
Odyssey HealthCare of Marion County, Inc.	Odyssey HealthCare Operating B, LP	1	1,000
VistaCare, LLC	Odyssey Healthcare Holding Company	N/A	N/A
Vista Hospice Care, LLC	VistaCare, LLC	2	100
FHI Health Systems, Inc.	VistaCare, LLC.	2	100
VistaCare USA, LLC	Vista Hospice Care, LLC	N/A	N/A
FHI GP, Inc.	FHI Health Systems, Inc.	2	1,000
FHI LP, Inc.	FHI Health Systems, Inc.	2	1,000
Family Hospice, Ltd.	FHI GP, Inc. (1%) FHI LP, Inc. (99%)	N/A	N/A

5.13 - 4 -

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest
FHI Management, Ltd.	FHI GP, Inc. (1%) FHI LP, Inc. (99%)	N/A	N/A
Javelin Healthcare Holdings, LLC	Gentiva Health Services, Inc.[3]	N/A	N/A
Javelin Merger Sub, Inc.	Gentiva Health Services, Inc.	N/A	N/A
Odyssey HealthCare of South Texas, LLC (JV 60% Ownership)	Odyssey HealthCare Operating A, LP	N/A	N/A
Odyssey HealthCare of Kansas City, LLC (JV 80% Ownership)	Odyssey HealthCare Operating B, LP	N/A	N/A
Hospice of the Emerald Coast, Inc. (not-for profit)	Wiregrass Hospice, LLC	N/A	N/A
Gentiva Insurance Corporation (captive insurance company)	Gentiva Health Services Holding Corp.	1	100,000
RWW Michigan, Inc. (MI not-for-profit)	Gentiva Health Services (USA) LLC	N/A	N/A
Wake Forest Baptist Health Care at Home, LLC (JV 60% Ownership)	Total Care Home Health of North Carolina, LLC	N/A	60

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest
ABC Hospice, LLC	Lighthouse Hospice – Metroplex, LLC	N/A	N/A
Alpine Home Health Care, LLC	Voyager Home Health, Inc.	N/A	N/A
Alpine Home Health II, Inc.	Voyager Home Health, Inc.	3	10,000
Alpine Home Health, Inc.	Voyager Home Health, Inc.	3	1,000
Alpine Resource Group, Inc.	Voyager Home Health, Inc.	3	10,000
American Homecare Management Corp.	Missouri Home Care of Rolla, Inc.	12	100
American Hospice, Inc.	Voyager HospiceCare, Inc.	4	2,000

[3]	To be transferred to Gentiva Health Services Holding Corp. on the Closing Date.

5.13 - 5 -

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest
Asian American Home Care, Inc.	Harden Home Health, LLC	3	3,000
Bethany Hospice, LLC	Harden Hospice, LLC	N/A	N/A
California Hospice, LLC	Harden Hospice, LLC	N/A	N/A
Chaparral Hospice, Inc.	American Hospice, Inc.	4	1,000
Colorado Hospice, L.L.C.	Voyager HospiceCare, Inc.	N/A	N/A
Faith Home Health and Hospice, LLC	Harden Home Health, LLC	N/A	N/A
Faith in Home Services, L.L.C.	Harden Home Health, LLC	N/A	N/A
First Home Health, Inc.	Harden Home Health, LLC	8	1,000
Georgia Hospice, LLC	Harden Hospice, LLC	N/A	N/A
Girling Health Care Services of Knoxville, Inc.	Harden Home Health, LLC	4	10,000
Girling Health Care, Inc.	Harden Home Health, LLC	111	10,000
Harden Clinical Services, LLC	Harden HC Texas Holdco, LLC	N/A	N/A
Harden HC Texas Holdco, LLC	Harden Healthcare, LLC	N/A	N/A
Harden Healthcare Holdings, Inc.	Gentiva Health Services, Inc.	N/A	N/A
Harden Healthcare Services, LLC	Harden HC Texas Holdco, LLC	N/A	N/A
Harden Healthcare, LLC	Harden Healthcare Holdings, Inc.	N/A	N/A
Harden Home Health, LLC	Harden Healthcare, LLC	N/A	N/A
Harden Home Option, LLC	Harden HC Texas Holdco, LLC	N/A	N/A
Harden Hospice, LLC	Harden HC Texas Holdco, LLC	N/A	N/A
Hawkeye Health Services, Inc.	Harden Home Health, LLC	6	1,000
HomeCare Plus, Inc.	Voyager Home Health, Inc.	2	100
Horizon Health Care Services, Inc.	Harden Home Health, LLC	9	680
Hospice Care of Kansas and Missouri, L.L.C.	Hospice Care of Kansas, L.L.C.	N/A	N/A
Hospice Care of Kansas, L.L.C.	Voyager HospiceCare, Inc.	N/A	N/A

5.13 - 6 -

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/ Interest
Hospice Care of the Midwest, L.L.C.	Hospice Care of Kansas and Missouri, L.L.C.	N/A	N/A
Iowa Hospice, L.L.C.	Voyager HospiceCare, Inc.	N/A	N/A
Isidora’s Health Care Inc.	Voyager Home Health, Inc.	2	1,000
Lakes Hospice, L.L.C.	Iowa Hospice, L.L.C.	N/A	N/A
Lighthouse Hospice Management, LLC	Harden Hospice, LLC	N/A	N/A
Lighthouse Hospice — Coastal Bend, LLC	Harden Hospice, LLC	N/A	N/A
Lighthouse Hospice — Metroplex, LLC	Harden Hospice, LLC	N/A	N/A
Lighthouse Hospice — San Antonio, LLC	Harden Hospice, LLC	N/A	N/A
Lighthouse Hospice Partners, LLC	Harden HC Texas Holdco, LLC	N/A	N/A
Missouri Home Care of Rolla, Inc.	Harden Home Health, LLC	60	1,000
Nursing Care – Home Health Agency, Inc.	First Home Health, Inc.	2007-2	1,000
Omega Hospice, LLC	Harden Hospice, LLC	N/A	N/A
Saturday Partners, LLC	Voyager Home Health, Inc.	N/A	N/A
The American Heartland Hospice Corp.	Voyager HospiceCare, Inc.	8	3,500
The Home Option, LLC	Harden Home Option, LLC	N/A	N/A
The Home Team of Kansas, LLC	Harden Home Health, LLC	N/A	N/A
Voyager Acquisition, L.P.	GP - 1% GP- American Hospice, Inc. LP - 99% LP- Voyager HospiceCare, Inc.	N/A	N/A
Voyager Home Health, Inc.	Voyager HospiceCare, Inc.	01	100
Voyager HospiceCare, Inc.	Harden Home Health, LLC	18	419,719.04
We Care Home Health Services, Inc.	Voyager Home Health, Inc.	3	67

5.13 - 7 -

Part (b) Equity Interests in other parties.

Equity interest in CareCentrix, Inc. valued at approximately $916,000.4

Part (d) Loan Parties

Legal Name	Chief Executive Office	Federal Taxpayer Identification Number	State of Formation

Gentiva Health Services, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	36-4335801	Delaware

Gentiva Certified Healthcare Corp.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	11-2645333	Delaware

Gentiva Health Services (Certified), Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	11-3454105	Delaware

Gentiva Health Services Holding Corp.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	11-3454104	Delaware

Gentiva Health Services (USA) LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	11-3414024	Delaware

Gentiva Rehab Without Walls, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	06-1725406	Delaware

Gentiva Services of New York, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	11-2802024	New York

New York Healthcare Services, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	22-2695367	New York

OHS Service Corp.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	22-3690699	Texas

QC-Medi New York, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	11-2750425	New York

Quality Care - USA, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	11-2256479	New York

Healthfield Operating Group, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	36-4425473	Delaware

Healthfield, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	58-1819650	Delaware

Chattahoochee Valley Home Care Services, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	03-0387821	Georgia

Chattahoochee Valley Home Health, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	34-1994007	Georgia

CHMG Acquisition LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	04-3813487	Georgia

Capital Health Management Group, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	58-2313705	Georgia

Access Home Health of Florida, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	06-1451363	Delaware

[4]	The Borrower established an investment in CareCentrix, Inc. for shares that it may receive as part of any settlement. Amount may be reduced or eliminated by indemnification claims.

5.13 - 8 -

Capital Care Resources, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	58-2411159	Georgia

Capital Care Resources of South Carolina, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	56-2102603	Georgia

CHMG of Atlanta, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	54-2089073	Georgia

CHMG of Griffin, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	54-2089075	Georgia

Eastern Carolina Home Health Agency, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	56-1590744	North Carolina

Home Health Care of Carteret County, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	56-1556547	North Carolina

Tar Heel Health Care Services, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	56-1456991	North Carolina

Healthfield Home Health, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	58-1947694	Georgia

Healthfield Hospice Services, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	58-2284736	Georgia

Healthfield of Southwest Georgia, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	27-0131980	Georgia

Healthfield of Statesboro, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	68-0593590	Georgia

Healthfield of Tennessee, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	01-0831798	Georgia

Mid-South Home Health, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	63-0772385	Delaware

Mid-South Home Health of Gadsden, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	14-1909499	Georgia

Total Care Home Health of Louisburg, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	68-0593592	Georgia

Total Care Home Health of North Carolina, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	20-0091435	Georgia

Total Care Home Health of South Carolina, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	20-0091422	Georgia

Wiregrass Hospice Care, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	20-0296636	Georgia

Horizon Health Network LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	33-1017853	Alabama

Mid-South Home Health Agency, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	82-0559199	Alabama

Mid-South Home Care Services, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	82-0559231	Alabama

Wiregrass Hospice LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	82-0559182	Alabama

Wiregrass Hospice of South Carolina, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	34-2053721	Georgia

PHHC Acquisition Corp.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	38-3784032	Delaware

Home Health Care Affiliates of Mississippi, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	62-1775256	Mississippi

Gilbert’s Home Health Agency, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	64-0730826	Mississippi

5.13 - 9 -

Home Health Care Affiliates of Central Mississippi, L.L.C.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	62-1807084	Mississippi

Gilbert’s Hospice Care of Mississippi, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	20-1296854	Mississippi

Van Winkle Home Health Care, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	62-1669388	Mississippi

Gilbert’s Hospice Care, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	20-0566932	Mississippi

Home Health Care Affiliates, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	74-2737989	Mississippi

Odyssey HealthCare, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	43-1723043	Delaware

Odyssey HealthCare Holding Company	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2925311	Delaware

Odyssey HealthCare GP, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2932676	Delaware

Odyssey HealthCare LP, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	74-2998154	Delaware

Odyssey HealthCare Operating A, LP	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2752908	Delaware

Odyssey HealthCare Management, LP	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2923658	Delaware

Odyssey HealthCare Operating B, LP	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2937832	Delaware

Odyssey HealthCare Fort Worth, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	Disregarded	Delaware

Odyssey HealthCare Detroit, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	Disregarded	Delaware

Odyssey HealthCare Austin, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	Disregarded	Delaware

Odyssey HealthCare of Augusta, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	26-0711782	Delaware

Odyssey HealthCare of St. Louis, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	26-1174571	Delaware

VistaCare of Boston, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	26-1544595	Delaware

Odyssey HealthCare of Flint, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	26-3920362	Delaware

Odyssey HealthCare of Savannah, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	26-0712052	Delaware

Odyssey HealthCare of Marion County, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-3238731	Delaware

VistaCare, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	06-1521534	Delaware

5.13 - 10 -

Vista Hospice Care, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	86-0808230	Delaware

FHI Health Systems, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2588219	Delaware

VistaCare USA, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	86-0914505	Delaware

FHI GP, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2588220	Texas

FHI LP, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	88-0335145	Nevada

Family Hospice, Ltd.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2588221	Texas

FHI Management, Ltd.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	75-2588222	Texas

Javelin Healthcare Holdings, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	Applied for	Delaware

Javelin Merger Sub, Inc.	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	Applied for	Delaware

Legal Name	Chief Executive Office	Federal Taxpayer Identification Number	State of Formation

ABC Hospice, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-8716006	Texas

Alpine Home Health Care, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	36-4473376	Colorado

Alpine Home Health II, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-1987917	Colorado

Alpine Home Health, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	64-0921774	Mississippi

Alpine Resource Group, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-1987950	Colorado

American Homecare Management Corp.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	11-3306095	Delaware

American Hospice, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	75-2486047	Texas

Asian American Home Care, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	94-3247811	California

Bethany Hospice, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-2999369	Delaware

California Hospice, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	30-0711730	Texas

Chaparral Hospice, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	35-2224605	Texas

Colorado Hospice, L.L.C.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	27-2141126	Colorado

Faith Home Health and Hospice, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	47-0884412	Kansas

Faith in Home Services, L.L.C.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-1931763	Kansas

5.13 - 11 -

First Home Health, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	55-0750157	West Virginia

Georgia Hospice, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	27-4251135	Texas

Girling Health Care Services of Knoxville, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	62-1406895	Tennessee

Girling Health Care, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	74-2115034	Texas

Harden Clinical Services, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	27-1519643	Texas

Harden HC Texas Holdco, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	26-1487182	Texas

Harden Healthcare Holdings, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	27-3096986	Delaware

Harden Healthcare, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	74-3024009	Texas

Harden Healthcare Services, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	26-1569071	Texas

Harden Home Health, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	65-1299601	Delaware

Harden Home Option, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	37-1657856	Texas

Harden Hospice, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	43-2083818	Texas

Hawkeye Health Services, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	42-1285486	Iowa

HomeCare Plus, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	63-1214842	Alabama

Horizon Health Care Services, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	76-0456316	Texas

Hospice Care of Kansas and Missouri, L.L.C.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	48-1210207	Missouri

Hospice Care of Kansas, L.L.C.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	48-1210207	Kansas

Hospice Care of the Midwest, L.L.C.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	48-1210207	Missouri

Iowa Hospice, L.L.C.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-2589495	Iowa

Isidora’s Health Care, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	65-1285069	Texas

Lakes Hospice, L.L.C.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	65-1302887	Iowa

Lighthouse Hospice - Coastal Bend, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	22-3946976	Texas

Lighthouse Hospice - Metroplex, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	26-3228001	Texas

Lighthouse Hospice - San Antonio, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	87-0798501	Texas

Lighthouse Hospice Management, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	06-1787617	Texas

5.13 - 12 -

Lighthouse Hospice Partners, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	35-2190648	Texas

Missouri Home Care of Rolla, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	43-1317147	Missouri

Nursing Care - Home Health Agency, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	55-0633030	West Virginia

Omega Hospice, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-8667430	Alabama

Saturday Partners, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-1930463	Colorado

The American Heartland Hospice Corp.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	43-1697602	Missouri

The Home Option, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	26-2527353	Texas

The Home Team of Kansas, LLC	1703 West Fifth Street, Suite 800, Austin, Texas 78703	74-3052911	Kansas

Voyager Acquisition, L.P.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-1953497	Texas

Voyager Home Health, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	26-1501792	Delaware

Voyager HospiceCare, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	20-1173787	Delaware

We Care Home Health Services, Inc.	1703 West Fifth Street, Suite 800, Austin, Texas 78703	33-0665550	Texas

5.13 - 13 -

SCHEDULE 5.16

COMPLIANCE WITH LAWS

None

5.16

SCHEDULE 5.17

INTELLECTUAL PROPERTY MATTERS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Gentiva Health Services, Inc.	3464098	Cross shaped dotted logo

Gentiva Health Services, Inc.	3464097	Gentiva (stylized with cross shaped dotted logo)

Gentiva Health Services, Inc.	3430064	Lazarus House

Gentiva Health Services Holding Corp.	3218460	Casematch

Gentiva Health Services, Inc.	3303130	Great Healthcare Has Come Home

Gentiva Health Services, Inc.	3233987	Gentiva University

Gentiva Health Services Holding Corp.	2717717	Gentiva (word mark)

Gentiva Health Services, Inc.	3099188	Safe Strides

Healthfield, LLC f/k/a/ Healthfield, Inc.	1637226	The Hug Center & Design (Bear in Circle logo)

Healthfield, LLC f/k/a Healthfield, Inc.	2334164	Healthfield (word mark)

Odyssey Healthcare, Inc.	3676396	A Life That Matters

Odyssey Healthcare, Inc.	3644869	A Passion For Caring

Odyssey Healthcare, Inc.	3939016	Big hearts. Better care.

Odyssey Healthcare, Inc.	3865548	Camp Odyssey

Odyssey Healthcare, Inc.	3895159	Camp Odyssey & Design

Odyssey Healthcare, Inc.	2977864	Excellence Without Exception

Odyssey Healthcare, Inc.	2490463	Improving the Quality of Life

Odyssey Healthcare, Inc.	3617002	Odyssey CareBeyond

Odyssey Healthcare, Inc.	2071649	Odyssey Healthcare, Inc.

5.17

OWNER	REGISTRATION NUMBER	TRADEMARK

Odyssey Healthcare, Inc.	2069592	Healthcare, Inc. Odyssey & Design

Odyssey Healthcare, Inc.	3615165	Odyssey Vistacare Hospice Foundation

Odyssey Healthcare, Inc.	3939017	OdysseyHospice

Odyssey Healthcare, Inc.	3939014	OdysseyHospice Big hearts. Better care. & Design

Odyssey Healthcare, Inc.	3682703	Sky Camp

Odyssey Healthcare, Inc.	3810087	Sky and Design (Sky Camp Logo)

Odyssey Healthcare, Inc.	2672152	Vistacare

Odyssey Healthcare, Inc.	3700119	VistaCare CareBeyond

Odyssey Healthcare, Inc.	3939018	VistaCareHospice

Odyssey Healthcare, Inc.	3939015	VistaCareHospice Big hearts. Better care. & Design

Odyssey Healthcare, Inc.	3310236	Vistacare Excellence Wiouth Exception

OHS Service Corp.	2717765	Lifesmart

OWNER	REGISTRATION NUMBER	TRADEMARK

Harden Healthcare, LLC	2878069	Harden Healthcare

Harden Healthcare, LLC	4258765	CONTINUOUS CARE. ENDLESS COMPASSION

Harden Healthcare, LLC	4247128	HARDEN HEALTHCARE (with Design)

Harden Healthcare, LLC	3109937	MBS

Harden Healthcare, LLC	2973305	TRISUN HEALTHCARE

Girling Health Care, Inc.	3725107	A HERITAGE OF CARING. RIGHT IN YOUR HOME

Lighthouse Hospice Partners, LLC	3983373	LIGHTHOUSE HOSPICE

Voyager HospiceCare, Inc.	3810677	PROMISECARE

5.17 - 2 -

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

Gentiva Health Services, Inc.	85867168	Gentivalink

Gentiva Health Services, Inc.	85867306	Gentivalink

Gentiva Health Services, Inc.	85867219	Gentivalink

OWNER	APPLICATION NUMBER	TRADEMARK

Girling Health Care, Inc.	85921442	GIRLING HOSPICE

Girling Health Care, Inc.	3725107	A HERITAGE OF CARING RIGHT IN YOUR HOME

Service Mark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Lighthouse Hospice Partners, LLC	3,983,373	LIGHTHOUSE HOSPICE

Voyager HospiceCare, Inc.	3,810,677	PROMISECARE

The American Heartland Hospice Corp.	2,710,076	AMHEART HOSPICE

The American Heartland Hospice Corp.	2,710,075	AMHEART HOSPICE & Design

State Registrations:

OWNER	APPLICATION NUMBER	TRADEMARK

Iowa Hospice L.L.C.	351,027	IOWA HOSPICE & Design

5.17 - 3 -

OWNER	APPLICATION NUMBER	TRADEMARK

Iowa Hospice L.L.C.	351,026	ALTHOUGH THERE MAY NOT BE A CURE, THERE CAN ALWAYS BE A HEALING

Iowa Hospice L.L.C.	351,025	LOVE IN ACTION

Iowa Hospice L.L.C.	351,024	MIND BODY SPIRIT

Iowa Hospice L.L.C.	351,023	LITLE FLOWER

Copyright Registrations:

OWNER	REGISTRATION NUMBER	COPYRIGHT

Girling Health Care, Inc.	TX-5-520-109	Girling Health Care Knee Replacement Program

Girling Health Care, Inc.	TXu-1-104-743	Balance Disorders and Fall Prevention Program

Girling Health Care, Inc.	TXu-1-104-744	Total Hip Replacement Program

Girling Health Care, Inc.	TXu-1-104-745	Diabetes Program

Girling Health Care, Inc.	TXu-1-104-746	Total Knee Replacement Program

Girling Health Care, Inc.	TXu-1-187-000	The Management of Congestive Heart Failure

Girling Health Care, Inc.	TXu-1-186-999	Respiratory Program

Girling Health Care, Inc.	TXu-1-192-812	Cardiac Post-Surgical Care Program

Girling Health Care, Inc.	TXu-1-214-931	DocScript

5.17 - 4 -

SCHEDULE 5.20

LABOR MATTERS

Lisa Rindfleisch et al. v. Gentiva Health Services, Inc., (USDC NDGA Case No. CV 10-3288)

On May 10, 2010, a collective and class action complaint was filed against the Company in which five former employees allege wage and hour violations. The former employees worked out of either the Auburn, NY or the Pollucksville, NC office and claim they were paid pursuant to “an unlawful hybrid” compensation plan which paid them on a per visit and an hourly basis, therefore voiding their exempt status and entitling them to overtime pay. The plaintiffs allege continuing violations of federal and state law and seek damages under the Fair Labor Standards Act (“FLSA”) as well as under the New York Labor Law and the North Carolina Wage and Hour Act. Plaintiffs seek class certification of similar employees and seek attorneys’ fees, back wages and liquidated damages going back three years under the FLSA, six years under the New York statute and two years under the North Carolina statute. On October 8, 2010, the court granted the Company’s motion to transfer this case to the federal court in Atlanta. On April 13, 2011, the court granted plaintiffs’ motion to conditionally certify a class of clinicians who were paid on a per visit basis. Approximately 1,100 current and former employees opted into the class. Following a motion for partial summary judgment by the Company regarding the New York state law claims, plaintiffs agreed to voluntarily dismiss those claims in a filing on December 12, 2011. Plaintiffs filed a motion for certification of a North Carolina state law class for NCWHA claims on January 20, 2012. The Company filed a motion for partial summary judgment on plaintiffs’ claims under NCWHA on March 22, 2012. On August 29, 2012, the court denied plaintiffs’ motion for certification of a North Carolina state law class. The Court dismissed all of the North Carolina claims on January 16, 2013. Discovery in the liability phase of the federal action closed on January 15, 2013. Motions were filed by the parties on summary judgment and expert issues. On July 26, 2013, the Court denied the Company’s motion for summary judgment and granted the plaintiffs’ motion for summary judgment ruling that the Company’s compensation plan violated the FLSA. On August 23, 2013, Gentiva moved to certify two legal issues of the Court’s July 26 order for an interlocutory appeal as well as to stay the remainder of the litigation pending the resolution of the appeal. If the Court denies this request, the case will proceed to the damages phase of the lawsuit. The Company will also seek to decertify the class, but for now the case remains conditionally certified with a class of roughly 1,000 allegedly similar employees seeking attorneys’ fees, back wages and liquidated damages going back three years under the FLSA. The Company does not believe an estimate of a reasonably possible loss or range of loss can be made for this lawsuit at this time. The Company intends to defend itself vigorously in this lawsuit.

5.20

SCHEDULE 5.26(b)

HEALTH CARE PERMITS

None.

5.26(b)

SCHEDULE 5.26(c)

PROGRAM PARTICIPATION AGREEMENTS

I.	INVESTIGATIONS, AUDITS, CLAIMS REVIEW

None.

II.	PROGRAM PARTICIPATION AGREEMENTS

See attached.

III.	TOP 25 PAYERS

	GENTIVA HOME HEALTH		HOSPICE		Combined HH & Hospice
Payer	June YTD 2013	2013 Annualized	June YTD 2013	2013 Annualized	2013 Annualized
Medicare	$381,201,967	$762,403,934	$339,744,000	$679,488,000	$1,441,891,934
UHC	$13,440,876	$26,881,752	$1,954,274	$3,908,548	$30,790,300
Amerigroup					$29,491,643	*
Superior					$29,216,962	*
United					$21,701,641	*
Molina					$18,873,898	*
HUMANA	$6,792,888	$13,585,776			$13,585,776
BC/BS NC	$5,080,801	$10,161,602			$10,161,602
NC Medicaid	$4,978,236	$9,956,472			$9,956,472
CT Medicaid	$4,822,117	$9,644,234			$9,644,234
Care Improvement	$4,721,325	$9,442,650			$9,442,650
MA MCD	$4,086,468	$8,172,936			$8,172,936
Veterans Admin	$2,000,813	$4,001,626	$1,730,605	$3,461,210	$7,462,836
CA MDC Medi-Cal	$72,977	$145,954	$3,133,184	$6,266,368	$6,412,322
TRICARE	$2,603,320	$5,206,640	$583,292	$1,166,584	$6,373,224
OK MCD	$3,016,804	$6,033,608			$6,033,608
BC/BS AL	$2,392,905	$4,785,810	$550,110	$1,100,220	$5,886,030
Aetna	$1,351,890	$2,703,780	$1,290,987	$2,581,974	$5,285,754
VIVA Health	$2,474,037	$4,948,074			$4,948,074
TX MCD	$372	$744	$2,265,515	$4,531,030	$4,531,774
BCBS					$4,511,087	*
Self Pay					$4,286,034	*
BC/BS MI	$656,151	$1,312,302	$1,122,341	$2,244,682	$3,556,984
GA Medicaid	$108,614	$217,228	$1,619,029	$3,238,058	$3,455,286
BC/BS TX	$277,281	$554,562	$1,292,285	$2,584,570	$3,139,132

*	As of the end of Fiscal Year Ended December 31, 2012

See attached list of provider numbers.

5.26(c)

Gentiva Harden Community Care Locations	Page 1 of 16

KANSAS

CC# 1901
The Home Team of Kansas, LLC	Tax ID: 74-3052911
Harden Community Care KANSAS
2099 E 151 St., Suite 400,
Olathe, KS 66062-0036 Co: Johnson
Phone: (913) 712-9502
Fax: (913) 393-2061

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD		100423000A,	Medicaid
		100423000D,	Medicaid
		100423000B	Medicaid
NPI		1043360050	NPI
OTH	KS	A-023-013	License

Gentiva Harden Community Care Locations	Page 2 of 16

MISSOURI

CC# 1902
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
950 Francis Place Suite 104
Clayton (Saint Louis), MO 63105-2465 Co: St. Louis
Phone: (314) 367-0600
Fax: (314) 726-4676
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

CC# 1903
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
3600 I70 Dr. SE Suite G,
Columbia, MO 65203 Co: Boone
Phone: (573) 888-0399
Fax: (573) 888-0420
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

CC# 1904
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
904 W. Washington St.,
East Prairie, MO 63845 Co: Mississippi
Phone: (573) 649-3316
Fax: (573) 649-3272
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

Gentiva Harden Community Care Locations	Page 3 of 16

CC # 1905
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
655 Clinic Road, Suite 202
Hannibal, MO 63401 Co: Ralls
Phone: (573) 221-0838
Fax: (573) 221-6033
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

CC# 1906
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
4240 Blue Ridge Blvd
Suite 310,
Kansas City, MO 64133 Co: Jackson
Phone: (816) 358-2477
Fax: (816) 358-3348
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

Gentiva Harden Community Care Locations	Page 4 of 16

CC # 1907
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
1226 Independence
Kennett, MO 63857 Co: Dunklin
Phone: (573) 888-0399
Fax: (573) 888-0420
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

CC# 1908
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
3797 Osage Beach Parkway, Suite B-6,
Osage Beach, MO 65065 Co: Camden and Miller
Phone: (573) 302-7467
Fax: (573) 302-7858
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

Gentiva Harden Community Care Locations	Page 5 of 16

CC# 1909
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
905 E. Main St., Suite B,
Park Hills, MO 63601 Co: St. Francois
Phone: (573) 431-6599
Fax: (573) 431-8966
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

CC# 1910
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
1026 Kingshighway,
Rolla, MO 65401 Co: Phelps
Phone: (573) 364-3610
Fax: (573) 341-9018

Branches:	#1902	Clayton
	#1903	Columbia
	#1904	East Prairie
	#1905	Hannibal
	#1906	Kansas City
	#1907	Kennett
	#1908	Osage Beach
	#1909	Park Hills
	#1911	Springfield
	#1912	St. Joseph
	#1913	West Plains

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

Gentiva Harden Community Care Locations	Page 6 of 16

CC# 1911
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
2200 E Sunshine Suite 128
Springfield, MO 65804 Co: Greene
Phone: (573) 364-3610
Fax: (573) 426-2034
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

CC# 1912
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
2921 N Belt Highway, Suite M-3
St. Joseph, MO 64506 Co: Buchanan
Phone:
Fax: -
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

Gentiva Harden Community Care Locations	Page 7 of 16

CC# 1913
American Homecare Management Corp (Delaware LBN)	Tax ID: 113306095
AHCM, Inc. (Missouri LBN)	Missouri ID: 16065662
dba American Homecare Management
812 Kentucky Ave,
West Plains, MO 65775 Co: Howell
Phone: (417) 255-0753
Fax: (417) 257-2093
Branch of Rolla CC# 1910

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	MO	01330	Medicaid Audit and Compliance Unit
MCD	MO	26-3446106	Medicaid Personal Care Number
MCD	MO	28-3446102	Medicaid Waiver Number
NPI		1194840041	Personal Care NPI
NPI		1558485854	Aged and Disabled Waiver
OTH	MO	NA	License

Gentiva Harden Community Care Locations	Page 8 of 16

OKLAHOMA

CC# 1914
Girling Health Care, Inc.	Tax ID: 74-2115034
2601 NW Expressway Suite 700E
Oklahoma City, OK 73112 Co: Oklahoma
Phone: (405) 858-1500
Fax: (405) 843-5923

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
LIC	OK	7706	License
MCR		NA
MCD	OK	100262860D	Medicaid PCA contract
MCD	OK	100262860D	Medicaid ASR contract
MCD	OK	100262860G	Medicaid Nursing
MCD	OK	100262860J	Medicaid Respite
MCD	OK	1002628060I	Medicaid Case Management
NPI		1154331973	NPI

CC# 1915
Girling Health Care, Inc.	Tax ID: 74-2115034
7060 S. Yale Ave, Suite 500,
Tulsa, OK 74136 CO: Tulsa
Phone: (918) 665-8886
Fax: (918) 665-2909

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
LIC	OK	7432	License
MCR		NA
MCD	OK	100262860D	PCA
MCD	OK	100262860D	ASR
MCD	OK	100262860G	Nursing
MCD	OK	100262860J	Respite
MCD	OK	1002628060I	Case Management
NPI	OK	1154331973

Gentiva Harden Community Care Locations	Page 9 of 16

TEXAS

CC# 1916
Girling Health Care, Inc.	Tax ID: 74-2115034
3307 Northland Drive
Suite 260
Austin, TX 78731 Co: Travis
Phone: (512) 454-3581
Fax: (512) 453-1748

Branch:	#1919	Brenham

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX	1053321869	Medicaid
NPI		1053321869	NPI
LIC	TX	011732	License
OTH	TX	001016243	PHC/FC
OTH	TX	001016241
OTH	TX	001016244	CBA
OTH	TX	001016242
OTH	TX	100106262	CLASS

CC# 1917
Girling Health Care, Inc.	Tax ID: 74-2115034
595 18th Street
Beaumont, TX 77706 Co: Jefferson
Phone: (409) 832-5797
Fax: (409) 832-1343
Branch of Bellaire/Houston CC#1918

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011753	License
OTH	TX	100300	PHC/FC
OTH	TX	110300
OTH	TX	1016242	CBA
OTH	TX	1016240
OTH	TX	1014513	CLASS

Gentiva Harden Community Care Locations	Page 10 of 16

CC# 1918
Girling Health Care, Inc.	Tax ID: 74-2115034
6750 West Loop South
Suite 500
Bellaire, TX 77401 Co: Harris
Phone: (713) 780-1248
Fax: (713) 782-9441

Branch:	#1917	Beaumont

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011753	License
OTH	TX	100300	PHC/FC
OTH	TX	110300
OTH	TX	1016242	CBA
OTH	TX	1016240
OTH	TX	1014513	CLASS

CC# 1919
Girling Health Care, Inc.	Tax ID: 74-2115034
305 North Park Street
Brenham, TX 77833 Co: Washington
Phone: (979) 836-4714
Fax: (979) 836-2883
Branch of Austin CC#1916

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011732	License
OTH	TX	001016243	PHC/FC
OTH	TX	001016241
OTH	TX	001016244	CBA
OTH	TX	001016242
OTH	TX	100106262	CLASS

Gentiva Harden Community Care Locations	Page 11 of 16

CC# 1920
Girling Health Care, Inc.	Tax ID: 74-2115034
1423 Coggin Avenue
Brownwood, TX 76801 Co: Brown
Phone: (325) 643-5604
Fax: (325) 646-2278

Branch:	#1925	Lubbock
	#1927	Odessa

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011726	License
OTH	TX	1016231	PHC/FC
OTH	TX	1016235
OTH	TX	1016243
OTH	TX	1016247
OTH	TX	1016233
OTH	TX	1016232	CBA
OTH	TX	1016234
OTH	TX	1016236
OTH	TX	1016244
OTH	TX	1016249
OTH	TX	1015944	CLASS

CC# 1921
Girling Health Care, Inc.	Tax ID: 74-2115034
4646 Corona
Suite 220
Corpus Christi, TX 78411 Co: Nueces
Phone: (361) 853-7470
Fax: (361) 853-7961

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011736	License
OTH	TX	1616245	PHC/FC
OTH	TX	1016251
OTH	TX	1016246	CBA
OTH	TX	1016252
OTH	TX	1015942	CLASS

Gentiva Harden Community Care Locations	Page 12 of 16

CC# 1922
Girling Health Care, Inc.	Tax ID: 74-2115034
4849 Greenville Avenue
Suite 200
Dallas, TX 75206 Co: Dallas
Phone: (214) 739-6900
Fax: (214) 739-8075

Branch:	#1924	Fort Worth

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011756	License
OTH	TX	1616233	PHC/FC
OTH	TX	1016235
OTH	TX	1016236	CBA
OTH	TX	1016234
OTH	TX	1015943	CLASS
OTH	TX	1019470

CC# 1923
Girling Health Care, Inc.	Tax ID: 74-2115034
6065 Montana
Suite B-1
El Paso, TX 79925 Co: El Paso
Phone: (915) 782-8900
Fax: (915) 774-0439
Branch of San Antonio CC#1928

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011757	License
OTH	TX	103800	PHC/FC
OTH	TX	90300
OTH	TX	1016246	CBA
OTH	TX	1016250
OTH	TX	1014530	CLASS

Gentiva Harden Community Care Locations	Page 13 of 16

CC# 1924
Girling Health Care, Inc.	Tax ID: 74-2115034
1170 Country Club Lane
Fort Worth, TX 76112 Co: Tarrant
Phone: (817) 451-4690
Fax: (817) 451-4689
Branch of Dallas CC#1922

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011756	License
OTH	TX	1616233	PHC/FC
OTH	TX	1016235
OTH	TX	1016236	CBA
OTH	TX	1016234
OTH	TX	1015943	CLASS
OTH	TX	1019470

CC# 1925
Girling Health Care, Inc.	Tax ID: 74-2115034
5010 Kenosha Avenue
Suite C
Lubbock, TX 79413 Co: Lubbock
Phone: (806) 747-0173
Fax: (806) 747-0491
Branch of Brownwood CC#1920

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011726	License
OTH	TX	1016231	PHC/FC
OTH	TX	1016235
OTH	TX	1016243
OTH	TX	1016247
OTH	TX	1016233
OTH	TX	1016232	CBA
OTH	TX	1016234
OTH	TX	1016236
OTH	TX	1016244
OTH	TX	1016248
OTH	TX	1015944	CLASS

Gentiva Harden Community Care Locations	Page 14 of 16

CC# 1926
Girling Health Care, Inc.	Tax ID: 74-2115034
2901 North 23rd Street
McAllen, TX 78501 Co: Hidalgo
Phone: (956) 682-4864
Fax: (956) 682-4875
Branch of San Antonio CC#1928

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011757	License
OTH	TX	103800	PHC/FC
OTH	TX	90300
OTH	TX	1016246	CBA
OTH	TX	1016250
OTH	TX	1014530	CLASS

CC# 1927
Girling Health Care, Inc.	Tax ID: 74-2115034
619 North Grant
Suite 110
Odessa, TX 79761 Co: Ector
Phone: (432) 332-4025
Fax: (432) 332-1640
Branch of Brownwood CC#1920

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011726	License
OTH	TX	1016231	PHC/FC
OTH	TX	1016235
OTH	TX	1016243
OTH	TX	1016247
OTH	TX	1016233
OTH	TX	1016232	CBA
OTH	TX	1016234
OTH	TX	1016236
OTH	TX	1016244
OTH	TX	1016248
OTH	TX	1015944	CLASS

Gentiva Harden Community Care Locations	Page 15 of 16

CC# 1928
Girling Health Care, Inc.	Tax ID: 74-2115034
5282 Medical Drive
Suite 420
San Antonio, TX 78229 Co: Bexar
Phone: (210) 616-0212
Fax: (210) 615-8545

Branch:	#1926	McAllen
	#1923	El Paso

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011757	License
OTH	TX	103800	PHC/FC
OTH	TX	90300
OTH	TX	1016246	CBA
OTH	TX	1016250
OTH	TX	1014530	CLASS

CC# 1929
Girling Health Care, Inc.	Tax ID: 74-2115034
1920 Birdcreek Drive
Temple, TX 76502 Co: Bell
Phone: (254) 778-3261
Fax: (254) 771-1607

Branch:	#1931	Waco

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011758	License
OTH	TX	1016243	PHC/FC
OTH	TX	1016244	CBA

Gentiva Harden Community Care Locations	Page 16 of 16

CC# 1930
Girling Health Care, Inc.	Tax ID: 74-2115034
100 East Ferguson
Suite 600
Tyler, TX 75702 Co: Smith
Phone: (903) 526-2914
Fax: (903) 526-1461

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011762	License
OTH	TX	1016237	PHC/FC
OTH	TX	1016239
OTH	TX	1016238	CBA
OTH	TX	1016240
OTH	TX	1019469	CLASS

CC# 1931
Girling Health Care, Inc.	Tax ID: 74-2115034
8300 Central Park Drive
Suite G
Waco, TX 76712 Co: McLennan
Phone: (254) 751-7571
Fax: (254) 751-1649
Branch of Temple CC#1929

TYPE	ST	NUMBER	DESCRIPTION	EFF. DATE
MCR		NA
MCD	TX		Medicaid
NPI		1053321869	NPI
LIC	TX	011758	License
OTH	TX	1016243	PHC/FC
OTH	TX	1016244	CBA

Gentiva	Page 1 of 15
Home Health Licenses (Harden)

ALABAMA (CON State)

1001 HomeCare Plus, Inc.	Tax ID: 63-1214842
3950 Autumn Lane
Birmingham, AL 35243-5240	Co. Jefferson
Phone: (205) 298-9886
Fax: (205) 298-9877

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7083	Medicare (Palmetto)	01/24/2007
NPI		1184713125	NPI

CALIFORNIA

1002 Asian American Home Care, Inc.	Tax ID: 94-3247811
Asian American Home Health CALIFORNIA BY HARDEN HEALTHCARE
704 Broadway
Suite 202
Oakland, CA 94607-6532	Co. Alameda
Phone: (510) 835-3268
Fax: (510) 835-8310

		Branch – San Jose (#1004)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	020000654	Certified License
MCR		55-7754	Medicare (NGS)	11/02/2004
MCD	CA	HHA57754F	Certified Medicaid
NPI		1336144484	NPI

1003 We Care Home Health Services, Inc.	Tax ID: 33-0665550
Harden Home Health California
2650 Camino Del Rio N
Suite 301
San Diego, CA 92108-1632	Co. San Diego
Phone: (619) 229-3800
Fax: (619) 229-3803

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	080000533	Certified License
MCR		55-7794	Medicare (NGS)	06/19/2008
MCD	CA	HHA57794F	Certified Medicaid
NPI		1801913223	NPI

1004 Asian American Home Care, Inc.	Tax ID: 94-3247811
Asian American Home Health CALIFORNIA BY HARDEN HEALTHCARE
1840 The Alameda
San Jose, CA 95126-1731	Co. Santa Clara
Phone: TBD
Fax: TBD
Branch of 1002 Oakland

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		55-7754	Medicare Under Parent	09/15/2003
BID		55Q7754001	Medicare Branch ID Number
MCD	CA		Medicaid under parent

Gentiva	Page 2 of 15
Harden Home Health Locations

COLORADO

1005 Saturday Partners, LLC	Tax ID: 20-1930463
Harden Home Health Colorado
12200 East Iliff Avenue
Suite 102
Aurora, CO 80014-5375	Co. Arapahoe
Phone: (303) 337-5505
Fax: (303) 337-5509

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	04B434	Certified License
MCR		06-7448	Medicare (CGS)	03/01/2005
MCD	CO	4829565	Medicaid
NPI		1780682450	NPI (per PECOS)
NPI		1730374257	NPI (per CGS)

1006 Alpine Home Health Care, LLC	Tax ID: 36-4473376
Harden Home Health Colorado
2950 Professional Place
Suite 201
Colorado Springs, CO 80904-8106	Co. El Paso
Phone: (719) 548-9318
Fax: (719) 548-9351

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	04G497	Certified License
MCR		06-7499	Medicare (CGS)	01/25/2012
MCD	CO	40730387	Medicaid
NPI		1508146945	NPI

1007 Alpine Home Health, Inc.	Tax ID: 64-0921774
Harden Home Health COLORADO
691 County Road 233
Suite A4
Durango, CO 81301-6580	Co. La Plata
Phone: (970) 247-7913
Fax: (970) 247-0679

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	04G502	Certified License
MCR		06-7442	Medicare (CGS)	01/25/2012
MCD	CO	49632744	Medicaid
NPI		1841339306	NPI

1008 Alpine Home Health Care, LLC	Tax ID: 36-4473376
Harden Home Health COLORADO
2764 Compass Drive
Suite 108B
Grand Junction, CO 81506-8749	Co. Mesa
Phone: (970) 945-2838
Fax: (970) 945-9307

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	040803	Certified License
MCR		06-7196	Medicare (CGS)	11/12/2008
MCD	CO	33521743	Medicaid
NPI		1134297500	NPI

Gentiva	Page 3 of 15
Harden Home Health Locations

1009 Alpine Home Health, Inc.	Tax ID: 64-0921774
Harden Home Health COLORADO
924 Spring Creek Road
Unit 3C
Montrose, CO 81403-3352	Co. Montrose
Phone: (970) 240-8979
Fax: (970) 240-3038

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	0411SL	Certified License
MCR		06-7406A	Medicare (CGS)	12/16/1998
MCD	CO	44939213	Medicaid
NPI		1588732564	NPI

FLORIDA

1010 Girling Health Care, Inc.	Tax ID: 74-2115034
2240 Belleair Road
Suite 180
Clearwater, FL 33764-1703	Co. Pinellas
Phone: (727) 538-2027
Fax: (727) 538-8655

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	299991636	License
MCR		10-7741	Medicare (CGS)	12/14/2006
MCD	FL		Medicaid (TO BE VERIFIED
NPI		1184633737	NPI

1011 Girling Health Care, Inc.	Tax ID: 74-2115034
13422 Telecom Drive
Building A, Unit 3
Temple Terrace, FL 33637-0927	Co. Hillsborough
Phone: (813) 979-9670
Fax: (813) 979-9745

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	299991741	License
MCR		10-7788	Medicare (CGS)	04/29/2011
MCD	FL	651654800	Medicaid (TO BE VERIFIED)
NPI		1871501908	NPI

ILLINOIS

1017 Girling Health Care, Inc.	Tax ID: 74-2115034
7222 West Cermak Road
Suite 210
North Riverside, IL 60546-1385	Co. Cook
Phone: (708) 442-6420
Fax: (708) 447-6216

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IL	1010900	Certified license
MCR		14-7726	Medicare (CGS)	05/14/2007
MCD	IL	001010187	Medicaid
NPI		1659380095	NPI

Gentiva	Page 4 of 15
Harden Home Health Locations

IOWA

1012 Hawkeye Health Services Inc.	Tax ID: 42-1285486
Harden Home Health IOWA
4232 University Avenue	[BELIEVED TO BE OPEN]
Des Moines, IA 50311-3422	Co. Polk
Phone: (515) 277-0977
Fax: (515) 277-1587
Branch of 1015 Knoxville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-7187	Medicare (CGS)
BID	IA	16Q7187001	Medicare Branch ID number
MCD			MEDICAID UNDER PARENT (?)

1013 Hawkeye Health Services Inc.	Tax ID: 42-1285486
Harden Home Health IOWA
1415 11th Street
Suite A
DeWitt, IA 52742-1292	Co. Clinton
Phone: (563) 659-2661
Fax: (563) 659-2470

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-7312	Medicare (CGS)	06/22/2007
MCD	IA	0673160	Medicaid
NPI		1962456079	NPI

1014 Hawkeye Health Services Inc.	Tax ID: 42-1285486
Harden Home Health IOWA
702 South Gilbert Street
Suite 101
Iowa City, IA 52240-1738	Co. Johnson
Phone: (319) 358-8787
Fax: (319) 358-9191

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-7302	Medicare (CGS)	06/252007
MCD	IA	0673020	Medicaid
NPI		1154374080	NPI

1015 Hawkeye Health Services Inc.	Tax ID: 42-1285486
Harden Home Health IOWA
213 East Main Street
Suite 102
Knoxville, IA 50138-2502	Co. Marion
Phone: (641) 842-7143
Fax: (641) 842-2356

		Branch – Des Moines (#1012)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-7187	Medicare (CGS)	07/10/07
MCD	IA	0671875	Medicaid
NPI		1902850431	NPI

Gentiva	Page 5 of 15
Harden Home Health Locations

1016 Hawkeye Health Services Inc.	Tax ID: 42-1285486
Harden Home Health IOWA
16 1st Street Southwest
Oelwein, IA 50662-2202	Co. Fayette
Phone: (319) 283-5278
Fax: (319) 283-3576

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-7309	Medicare (CGS)	06/21/2007
MCD	IA	0673095	Medicaid
NPI		1396799896	NPI

KANSAS

1017 Faith Home Health & Hospice LLC	Tax ID: 47-0884412
Harden Home Health KANSAS
15329 West 95th Street
Lenexa, KS 66219-1262	Co. Johnson
Phone: (913) 227-0604
Fax: (913) 227-0606

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	KS	A-046-200	HHA License
MCR		17-8096	Medicare (CGS)	12/21/2012
MCD	KS	100262860B	Medicaid
NPI		1700157070	NPI

1018 Faith Home Health & Hospice LLC	Tax ID: 47-0884412
Harden Home Health KANSAS
2622 West Central Avenue
Suite 401-A
Wichita, KS 67203-4968	Co. Sedgwick
Phone: (316) 618-6800
Fax: (316) 618-6804

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	KS	A-087-089	HHA License
MCR		17-8056	Medicare (CGS)	04/28/2003
MCD	KS	100454090A	Medicaid
NPI		1225013329	NPI

MISSOURI

1019 American HomeCare Management Corp.	Tax ID: 11-3306095
AHCM, Inc. (dba name to be reverified before entering into data base)
201 West Broadway
Suite 2D
Columbia, MO 65203-3842	Co. Boone
Phone: (573) 256-4705
Fax: (573) 256-4707

		Branch – Osage Beach (#1022)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	752-9HH	State License
MCR		26-7584	Medicare (CGS)	06/01/2007
MCD	MO	586136806	Medicaid
NPI		1144297268	NPI

Gentiva	Page 6 of 15
Harden Home Health Locations

1020 Missouri Home Care of Rolla, Inc.	Tax ID: 43-1317147
Auxi Health
1265 Doctors Drive
Farmington, MO 63640-2947	Co. Saint Francois
Phone: (573) 431-6685
Fax: (573) 431-8922
Branch of 1023 Rolla

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		26-7098	Medicare under parent
BID		26Q7098002	Medicare Branch ID Number

1021 American HomeCare Management Corp.	Tax ID: 11-3306095
American HomeCare
4240 Blue Ridge Boulevard
Suite 321
Kansas City, MO 64133-1748	Co. Jackson
Phone: (816) 743-2600
Fax: (816) 356-0466

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	848-HH	State License
MCR		26-7639	Medicare (CGS)	12/21/2012
MCD	MO	(use NPI #) (?)	Medicaid (TO BE VERIFIED
NPI		1790053932	NPI

1022 American HomeCare Management Corp.	Tax ID: 11-3306095
AHCM, Inc. (Dba to be reverified before entering into data base)
980 Executive Drive
Suite D
Osage Beach, MO 65065-3495	Co. Camden
Phone: (573) 302-7898
Fax: (573) 302-7897
Branch of 1019 Columbia

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		26-7584	Medicare under parent

1023 Missouri Home Care of Rolla, Inc.	Tax ID: 43-1317147
Auxi Health
1206 Homelife Plaza
Rolla, MO 65401-2512	Co. Phelps
Phone: (573) 341-3456
Fax: (573) 341-9018

		Branch – Farmington (#1020)
		Branch – West Plains (#1024)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	652-14HH	State License
MCR		26-7098	Medicare (CGS)	06/01/2007
MCD	MO	581679602	Medicaid
NPI		1366495384	NPI

Gentiva	Page 7 of 15
Harden Home Health Locations

1024 Missouri Home Care of Rolla, Inc.	Tax ID: 43-1317147
Auxi Health
707 Kentucky Avenue
West Plains, MO 65775-2085	Co. Howell
Phone: (417) 257-2080
Fax: (417) 257-4633
Branch of 1023 Rolla

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		26-7098	Medicare under parent
BID		26Q7098003	Medicare Branch ID Number

OKLAHOMA

1025 Girling Health Care, Inc.	Tax ID: 74-2115034
2601 Northwest Expressway
Suite 401E
Oklahoma City, OK 73112-7272	Co. Oklahoma
Phone: (405) 557-1643
Fax: (405) 557-1639

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7704	Certified License
MCR		37-7641	Medicare (CGS)
MCD	OK	100262860B	HHA Medicaid
NPI		1952310534	NPI

1026 Girling Health Care, Inc.	Tax ID: 74-2115034
6130 East 32nd Street
Suite 116
Tulsa, OK 74134-5454	Co. Tulsa
Phone: (918) 481-5280
Fax: (918) 481-3585

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7125	Certified License
MCR		37-7095	Medicare (CGS)	07/31/2008
MCD	OK	100262860B	HHA Medicaid
NPI		1467461079	NPI

TENNESSEE (CON State)

1027 Girling Health Care, Inc.	Tax ID: 74-2115034
320 North Cedar Bluff Road
Suite 360
Knoxville, TN 37923-4513	Co. Knox
Phone: (865) 690-7767
Fax: (865) 447-5464

		Branch – Sevierville (#1029)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	149	State License
MCR		44-7461	Medicare (CGS)	01/03/2008
MCD	TN	003006716	Medicaid
NPI		1073422520	NPI

Gentiva	Page 8 of 15
Harden Home Health Locations

XXXX Girling Health Care Services of Knoxville, Inc.	Tax ID: 62-1406895
The Home Option by Harden Health Care
320 North Cedar Bluff Road
Suite 360
Knoxville, TN 37923-4513	Co. Knox
Phone: (865) 690-7767
Fax: (865) 447-5464
Branch of 1028 Oak Ridge

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	148	State License
OTH		616896800	Dept of Labor provider number	08/20/2012

1028 Girling Health Care Services of Knoxville, Inc.	Tax ID: 62-1406895
The Home Option by Harden Health Care
800 Oak Ridge Turnpike
Suite A208
Oak Ridge, TN 37830-6957	Co. Anderson
Phone: (865) 220-1700
Fax: (865) 220-1704

		Branch – Knoxville (#XXXX)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	148	State License
LIC	TN	11948	PAS License (EXP. 10/31/13; DO NOT NEED
OTH		616896800	Dept of Labor provider number	08/20/2012

1029 Girling Health Care, Inc.	Tax ID: 74-2115034
549 Dolly Parton Parkway
Suite 803-B
Sevierville, TN 37862	Co. Sevier
Phone: (865) 428-3345
Fax: [Unk.]
Branch of 1027 Knoxville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		44-7461	Medicare under parent
BID		44Q7461001	Medicare Branch ID Number	8/22/1995

TEXAS

1030 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
209 South Danville Drive
Suite B104
Abilene, TX 79605-4005	Co. Taylor
Phone: (325) 676-2668
Fax: (325) 676-9742
Branch of 1042 Eastland

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011731	Certified License under parent
MCR		45-7128	Medicare under parent
BID		45Q7128002	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

Gentiva	Page 9 of 15
Harden Home Health Locations

1031 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
8701 North Mopac Expressway
Suite 165
Austin, TX 78759-8398	Co. Travis
Phone: (512) 342-0331
Fax: (512) 342-1065

		Branch – Burnet (#1037)
		Branch – Cameron (#1038)
		Branch – Schulenburg (#1050)
		Branch – Temple (#XXXX)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011739	Certified License
MCR		45-7050	Medicare (CGS)	08/10/1969
MCD	TX	12111301	Medicaid DME
MCD	TX	133553103	Medicaid
NPI		1730197542	NPI

1032 The Home Option, LLC	Tax ID: 26-2527353
The Home Option
3600 Bee Caves Road
Suite 102
Austin, TX 78746-5374	Co. Travis
Phone: (512) 291-7096
Fax: (512) 291-7098

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	014741	License
NPI		1356687792	NPI

1033 Horizon Health Care Services, Inc.	Tax ID: 76-0456316
Girling Home Health TEXAS BY HARDEN HEALTHCARE
7225 Eastex Freeway
Beaumont, TX 77708-3841	Co. Jefferson
Phone: (409) 895-0009
Fax: (409) 895-0006

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	014447	Certified License
MCR		67-8039	Medicare (Palmetto)
NPI		1760567002	NPI

1034 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
6700 West Loop South
Suite 200
Bellaire, TX 77401-4120	Co. Harris
Phone: (713) 781-6691
Fax: (713) 783-3926

		Branch – Humble (#1045)
		Branch – Wharton (#1055)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011738	Certified License
MCR		45-7222	Medicare (CGS)	8/17/1982
MCD	TX	133553107	Medicaid
MCD	TX	12165901	Medicaid DME
NPI		1962411389	NPI

Gentiva	Page 10 of 15
Harden Home Health Locations

XXXX The Home Option, LLC	Tax ID: 26-2527353
The Home Option
6700 West Loop South
Suite 200-A
Bellaire, TX 77401-4120	Co. Harris
Phone: (713) 778-2060
Fax: (713) 349-0116

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	014872	License

1035 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
118 South Park Drive
Suite D
Brownwood, TX 76801-5957	Co. Brown
Phone: (325) 643-5525
Fax: (325) 646-2158
Branch of 1042 Eastland

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011731	Certified License under parent
MCR		45-7128	Medicare under parent
BID		45Q7128003	Medicare Branch ID Number (assigned to Eastland per CMS ltr 07/15/2010)
MCD			Medicaid under parent
MCD			Medicaid DME under parent

1036 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
3201 University East Drive
Suite 350
Bryan, TX 77802-3484	Co. Brazos
Phone: (979) 776-0875
Fax: (979) 776-5108

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	014267	Certified License
MCR		74-7708	Medicare (Palmetto)
MCD	TX	315054201	Medicaid
NPI		1568752285	NPI

1037 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
1001 South Water Street
Suite D
Burnet, TX 78611-3678	Co. Burnet
Phone: (512) 756-8856
Fax: (512) 756-8331
Branch of 1031 Austin

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7050	Medicare under parent
BID		45Q7050002	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

Gentiva	Page 11 of 15
Harden Home Health Locations

1038 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
212 South Houston Avenue
Cameron, TX 76520-3933	Co. Milam
Phone: (254) 697-6531
Fax: (254) 697-4741
Branch of 1031 Austin

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7050	Medicare under parent
BID		45Q7050001	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

1039 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
210 South Carancahua Street
Suite 303
Corpus Christi, TX 78401-3040	Co. Nueces
Phone: (361) 853-9901
Fax: (361) 853-9908

		Branch – Victoria (#1053)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011735	Certified License
MCR		45-7126	Medicare (CGS)	5/22/1980
MCD	TX	2351901	Medicaid
MCD	TX	12132901	Medicaid DME
NPI		1164430286	NPI

1040 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
800 North Main Street
Suite P
Corsicana, TX 75110-3053	Co. Navarro
Phone: (903) 432-2230
Fax: (903) 432-2494
Branch of 1051 Temple

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7096	Medicare under parent
BID		45Q7096007	Medicare Branch ID Number
[BID previously assigned to Seven Points, TX]

1041 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
4849 Greenville Avenue
Suite 1400
Dallas, TX 75206-4192	Co. Dallas
Phone: (214) 378-9913
Fax: (214) 378-8329

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011755	Certified License
MCR		45-7223	Medicare (CGS)	8/10/1982
MCD	TX	133553106	Medicaid
MCD	TX	12166701	Medicaid DME
NPI		1629086749	NPI

Gentiva	Page 12 of 15
Harden Home Health Locations

1042 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
405 East Commerce Street
Eastland, TX 76448-2903	Co. Eastland
Phone: (254) 629-1268
Fax: (254) 629-8698

		Branch – Abilene (#1030)
		Branch – Brownwood (#1035)
		Branch – San Angelo (#1048)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011731	Certified License
MCR		45-7128	Medicare (CGS)	08/01/1980
MCD	TX	133553101	Medicaid
MCD	TX	12133701	Medicaid DME
NPI		1326057779	NPI

1043 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
6421 Camp Bowie Boulevard
Suite 203
Fort Worth, TX 76116-5401	Co. Tarrant
Phone: (817) 731-6124
Fax: (817) 731-2092

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	012403	Certified License
MCR		67-9096	Medicare (CGS)
MCD	TX	205254801	Medicaid
NPI		1659520708	NPI

1045 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
9810 FM 1960 Bypass Road West
Suite 215
Humble, TX 77388-3574	Co. Harris
Phone: (281) 446-5366
Fax: (281) 446-4361
Branch of 1034 Bellaire

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7222	Medicare under parent
BID		45Q7222001	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

1046 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
434 East Loop 281
Suite 100
Longview, TX 75605-7933	Co. Gregg
Phone: (903) 938-6776
Fax: (903) 778-2881
Branch of 1051 Temple

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7096	Medicare under parent
BID		45Q7096004	Medicare Branch ID Number [previously assigned to Marshall, TX]

Gentiva	Page 13 of 15
Harden Home Health Locations

1047 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
5010 Kenosha Avenue
Suite A
Lubbock, TX 79413-3999	Co. Lubbock
Phone: (806) 780-6898
Fax: (806) 780-1515

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011741	Certified License
MCR		45-9496	Medicare (CGS)	08/03/2000
MCD	TX	17377501	Medicaid DME
MCD	TX	133553102	Medicaid
NPI		1972512697	NPI

1048 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
1518 West Beauregard Avenue
San Angelo, TX 76901-4005	Co. Tom Green
Phone: (325) 949-1108
Fax: (325) 944-8712
Branch of 1042 Eastland

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011731	Certified License under parent
MCR		45-7128	Medicare under parent
BID		45Q7128001	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

1049 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
5282 Medical Drive
Suite 210A
San Antonio, TX 78229-6122	Co. Bexar
Phone: (210) 614-0473
Fax: (210) 614-0746

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011737	Certified License
MCR		67-9074	Medicare (CGS)	9/27/2001
MCD	TX	133553108	Medicaid
MCD	TX	145786301	Medicaid DME
NPI		1235148933	NPI

1050 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
85 North Kessler Avenue
Schulenburg, TX 78956-5661	Co. Fayette
Phone: (979) 743-2633
Fax: (979) 743-2733
Branch of 1031 Austin

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR·		45-7050	Medicare under parent
BID·		45Q7050003	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

Gentiva	Page 14 of 15
Harden Home Health Locations

1051 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
1920 Birdcreek Drive
Temple, TX 76502-1001	Co. Bell	***co-located office @ 1920 Birdcreek Drive***
Phone: (254) 778-4210
Fax: (254) 778-4284

		Branch – Corsicana (#1040)
		Branch – Longview (#1046)
		Branch – Tyler (#1052)
		Branch – Waco (#1054)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	012075	Certified License
MCR		45-7096	Medicare (Palmetto)	12/10/1980
NPI		1346247442	NPI

XXXX Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
1920 Birdcreek Drive
Temple, TX 76502-1001	Co. Bell	***co-located office @ 1920 Birdcreek Drive***
Phone: (254) 778-6334
Fax: (254) 771-1607
Branch of 1031 Austin

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7050	Medicare under parent
BID		45Q7050004	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

XXXX The Home Option, LLC	Tax ID: 26-2527353
The Home Option
1920 Birdcreek Drive
Suite 203
Temple, TX 76502-1001	Co. Bell	***co-located office @ 1920 Birdcreek Drive***
Phone: (254) 774-6840
Fax: (254) 774-9912

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	015460	License
MCR		NA	NA
NPI		1356687792	NPI

1052 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
100 East Ferguson Street
Suite 606
Tyler, TX 75702-5776	Co. Smith
Phone: (903) 595-5266
Fax: (903) 595-5289
Branch of 1051 Temple

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7096	Medicare under parent
BID		45Q7096006	Medicare Branch ID Number
[previously assigned to Stephenville, TX]

Gentiva	Page 15 of 15
Harden Home Health Locations

1053 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
1501 East Mockingbird Lane
Suite 301
Victoria, TX 77904-2153	Co. Victoria
Phone: (361) 576-2179
Fax: (361) 578-4972
Branch of 1039 Corpus Christi

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7126	Medicare under parent
BID		45Q7126001	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

1054 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
8300 Central Park Drive
Suite G
Waco, TX 76712-6666 Co. McLennan
Phone: (254) 751-0200
Fax: (254) 751-9967
Branch of 1051 Temple

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7096	Medicare under parent
BID		45Q7096003	Medicare Branch ID Number

1055 Girling Health Care, Inc.	Tax ID: 74-2115034
Girling Home Health TEXAS BY HARDEN HEALTHCARE
1614 North Alabama Road
Wharton, TX 77488-3204	Co. Wharton
Phone: (979) 282-8822
Fax: (979) 282-7755
Branch of 1034 Bellaire

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-7222	Medicare under parent
BID		45Q7222003	Medicare Branch ID Number
MCD			Medicaid under parent
MCD			Medicaid DME under parent

WEST VIRGINIA (CON State)

1056 Nursing Care Home Health Agency, Inc. Tax ID: 55-0633030
Girling Health Care
46 Friendly Neighbor Dr.
Chapmanville, WV 25508-2550	Co. Logan
Phone: (304) 855-7104
Fax: (304) 855-1131

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
CON	WV	07-WV-8528-A	Certificate of need
MCR		51-7060	Medicare (CGS)
MCD	WV	0005060000	Medicaid
NPI		1801870811	NPI

Gentiva	Page 1
Hospice Locations	of 46

ALABAMA (CON State)

2510 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

2305 Hand Ave.

Suite 3 & 4

Bay Minette, AL 36507-4198    Co. Baldwin

Phone: (251)937-3804

Fax: (251)937-3805

ADS of 2498 Dothan

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E0217	Hospice License (Facility ID)	08/26/03
MCR		01-1522	Medicare Under Parent	03/21/05
MCD	AL	PIC1014E	Medicaid	06/01/06
CLI		01D1049391	CLIA Waiver
OTH	AL	069-P2448	SHPDA ID Under Parent	06/02/11

2494 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

2000B SouthBridge Parkway

Suite 150

Birmingham, AL 35209-7709    Co. Jefferson

Phone: (205)870-4340

Fax: (205)870-9928

ADS - Jasper 02689

ADS - Clanton 02691

ADS - Oxford 02690

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E3733	Hospice License (Facility ID)	04/21/04
NPI		1184897092	NPI	04/11/08
MCR		01-1675	Medicare (Palmetto)	08/27/08
MCD	AL	106066	Medicaid	08/27/08
CLI		01D1020616	CLIA Waiver
CON	AL	2298-HPC-E	CON	11/04/09
CON	AL	2447-HPC	CON	07/01/10
OTH	AL	073-P2447	SHPDA ID	06/07/11

2778 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

2000B SouthBridge Parkway

Suite 425

Birmingham, AL 35209-7709    Co. Jefferson

Phone: (205)870-4782

Fax: (205)423-8477

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E3715	Hospice License (Facility ID)	05/28/98
NPI		1669473039	NPI	08/09/05
MCR		01-1570	Medicare (Palmetto)	05/28/98
MCD	AL	PIC1570E	Medicaid	07/01/98
CON	AL	2461-HPC	CON	08/05/10
CON	AL	2378-HPC	CON	04/01/10
OTH	AL	073-P2461	SHPDA ID Number	12/15/10

Gentiva	Page 2
Hospice Locations	of 46

2691 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

118 6th Street South

Suite 504

Clanton, AL 35045-3540    Co. Chilton

Phone: (205)755-1505

Fax: (205)755-1530

ADS of 2494 Birmingham

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E1106	Hospice License (Facility ID)	12/16/96
MCR		01-1675	Medicare Under Parent	01/01/10
MCD	AL	117215	Medicaid	01/01/10
CLI		01D0954286	CLIA Waiver
OTH	AL	073-P2447	SHPDA ID Under Parent	06/07/11

2700 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

1213 Cullman Shopping Center SW

Cullman, AL 35055-2859    Co. Cullman

Phone: (256)737-7234

Fax: (256)737-7356

ADS of 2648 Huntsville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E2204	Hospice License (Facility ID)	11/17/05
MCR		01-1674	Medicare Under Parent	05/01/10
MCD	AL	120491	Medicaid	05/01/10
CLI		01D1040361	CLIA Waiver
OTH	AL	089-P2345	SHPDA ID Under Parent	09/30/10

2786 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

9805 Millwood Circle

Suite D

Daphne, AL 36526-7454    Co. Baldwin

Phone: (251)621-2500

Fax: (251)621-7901

ADS of 2785 Mobile

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E0209	Hospice License (Facility ID)	07/26/06
MCR		01-1605	Medicare Under Parent	07/26/06
MCD	AL	PIC1036E	Medicaid	06/26/06
OTH	AL	097-P2469	SHPDA ID Under Parent	12/14/10

Gentiva	Page 3
Hospice Locations	of 46

2498 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

2740 Headland Avenue

Dothan, AL 36303-1236    Co. Houston

Phone: (334)792-1100

Fax: (334)671-4168

ADS - Enterprise 02703

ADS - Bay Minette 02510

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E3501	Hospice License (Facility ID)	01/09/03
NPI		1770519324	NPI	06/24/06
MCR		01-1522	Medicare (Palmetto)	12/01/99
MCD	AL	PIC 1522E	Medicaid	09/01/99
CLI		01D0877928	CLIA Waiver
CON	AL	2297-HPC-E	CON	11/05/09
CON	AL	2448-HPC	CON	07/01/10
OTH	AL	069-P2448	SHPDA ID	06/02/11

2703 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

1208 Rucker Blvd.

Suite A

Enterprise, AL 36330-3634    Co. Coffee

Phone: (334)347-3353

Fax: (334)308-9999

ADS of 2498 Dothan

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E1606	Hospice License (Facility ID)	08/24/06
MCR		01-1522	Medicare Under Parent	03/21/05
MCD	AL	PIC 1017E	Medicaid	06/01/06
CLI		01D0899041	CLIA Waiver
OTH	AL	069-P2448	SHPDA ID Under Parent	06/02/11

2701 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

2530 Florence Blvd.

Southern Square

Suite B

Florence, AL 35630-6034    Co. Lauderdale

Phone: (256)764-0873

Fax: (256)766-6898

ADS of 2648 Huntsville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E3905	Hospice License (Facility ID)	07/15/04
MCR		01-1674	Medicare Under Parent	05/01/10
MCD	AL	120360	Hospice Medicaid	05/01/10
CLI		01D1026861	CLIA Waiver
OTH	AL	089-P2345	SHPDA ID Under Parent	09/30/10

Gentiva	Page 4
Hospice Locations	of 46

2648 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

303 Williams Avenue SW

Suite 116

Huntsville, AL 35801-6001    Co. Madison

Phone: (256)519-8808

Fax: (256)519-8809

ADS - Florence 02701

ADS - Cullman 02700

ADS - Rainbow City 02702

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E4505	Hospice License (Facility ID)	12/17/03
NPI		1568635472	NPI	04/11/08
MCR		01-1674	Medicare (Palmetto)	08/28/08
MCD	AL	PIC1021E	Medicaid	08/28/08
CLI		01D1020277	CLIA Waiver
CON	AL	2345-HPC	CON (see Org Unit Commets)	03/04/10
OTH	AL	089-P2345	SHPDA ID	09/30/10

2689 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

4330 Hwy 78 E.

Jasper, AL 35501-8905    Co. Walker

Phone: (205)384-3882

Fax: (205)384-3733

ADS of 2494 Birmingham

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E6403	Hospice License (Facility ID)	08/25/05
MCR		01-1675	Medicare Under Parent	01/01/10
MCD	AL	117218	Medicaid	01/01/10
CLI		01D1040358	CLIA Waiver
OTH	AL	073-P2447	SHPDA ID Under Parent	06/07/11

2785 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

2800 Dauphin Street

Suite 103

Mobile, AL 36606-2400    Co. Mobile

Phone: (251)478-9900

Fax: (251)478-9902

ADS - Daphne 02786

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E4906	Hospice License (Facility ID)
NPI		1184625717	NPI	08/04/05
MCR		01-1605	Medicare (Palmetto)	08/28/03
MCD	AL	PIC1605E	Medicaid	08/28/03
CLI		01D1012560	CLIA Waiver
CON	AL	2377-HPC	CON	04/01/10
CON	AL	2469-HPC	CON	09/02/10
OTH	AL	097-P2469	SHPDA ID Number	12/14/10

Gentiva	Page 5
Hospice Locations	of 46

2776 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

7075 Halcyon Park Drive

Suite 202

Montgomery, AL 36117-7763    Co. Montgomery

Phone: (334)260-0015

Fax: (334)260-0603

ADS of 2775 Phenix City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E5108	Hospice License (Facility ID)	09/08/05
MCR		01-1602	Medicare Under Parent	06/21/06
MCD	AL	PIC1031E	Medicaid	06/01/10
OTH	AL	113-P2485	SHPDA ID Under Parent	12/14/10

2690 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

1825 Day Street

Oxford, AL 36203-8026    Co. Calhoun

Phone: (256)831-2964

Fax: (256)835-1417

ADS of 2494 Birmingham

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E0804	Hospice License (Facility ID)	04/15/05
MCR		01-1675	Medicare Under Parent	01/01/10
MCD	AL	117216	Medicaid	01/01/10
CLI		01D1040359	CLIA Waiver	05/06/05
OTH	AL	073-P2447	SHPDA ID Under Parent	06/07/11

2775 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

3615 South Railroad Street

Suite 3

Phenix City, AL 36867-2940    Co. Russell

Phone: (334)298-8898

Fax: (334)298-9535

ADS - Montgomery 02776

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E5702	Hospice License (Facility ID)	06/03/03
NPI		1326091273	NPI	05/19/06
MCR		01-1602	Medicare (Palmetto)	06/05/03
MCD	AL	PIC1602E	Medicaid	06/05/03
CON	AL	2485-HPC	CON	09/02/10
CON	AL	2369-HPC	CON	03/04/10
OTH	AL	113-P2485	SHPDA ID Number	12/14/10

Gentiva	Page 6
Hospice Locations	of 46

2702 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

3225 Rainbow Drive

Suite S

Rainbow City, AL 35906-5861    Co. Etowah

Phone: (256)442-3208

Fax: (256)442-3968

ADS of 2648 Huntsville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AL	E2804	Hospice License (Facility ID)	04/15/05
MCR		01-1674	Medicare Under Parent	05/01/10
MCD	AL	123239	Medicaid	05/01/10
CLI		01D1040371	CLIA Waiver	05/06/05
OTH	AL	089-P2345	SHPDA ID Under Parent	09/30/10

ARKANSAS

2880 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

1004 Van Ronkle Street

Suite 1

Conway, AR 72032-4333    Co. Faulkner

Phone: (501)764-1626

ADS of 2752 Little Rock

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AR	AR4949	Hospice License	03/05/13
MCR		04-1561	Medicare Under Parent	11/20/12
MCD	AR	197927747	Hospice Medicaid	11/20/12

2879 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

2212 Malvern Avenue

Suite 3

Hot Springs, AR 71901-8043    Co. Garland

Phone: (501)321-1440

ADS of 2752 Little Rock

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AR	AR4950	Hospice License	03/05/13
MCR		04-1561	Medicare Under Parent	11/20/12
MCD	AR	197926747	Hospice Medicaid	11/20/12

2752 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

10800 Financial Centre Parkway

Suite 380

Little Rock, AR 72211-3508    Co. Pulaski

Phone: (501)223-8868

Fax: (501)217-4975

ADS - Conway 02880

ADS - Hot Springs 02879

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AR	AR4653	Hospice License	04/01/01
NPI		1750382750	NPI	08/02/05
MCR		04-1561	Medicare (Palmetto)	04/01/01
MCD	AR	145426747	Medicaid	11/27/96

Gentiva	Page 7
Hospice Locations	of 46

ARIZONA

2856 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

5210 East Williams Circle

Suite 300

Tucson, AZ 85711-4479    Co. Pima

Phone: (520)577-0270

Fax: (520)577-0450

IPU - Tucson 02857

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AZ	HSPC-1059	Hospice License
NPI		1295736270	NPI	08/02/05
MCR		03-1538	Medicare (NGS)	11/01/99
MCD	AZ	648404	Medicaid	04/08/02

2857 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

750 East Foothills Drive

Tucson, AZ 85718-4747    Co. Pima

Phone: (520)292-3955

Fax: (520)292-3488

IPU of 2856 Tucson

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AZ	HSPC-2177	Hospice In-Patient Unit License
MCR		03-1538	Medicare Under Parent	11/01/99
MCDP	AZ	N/A	Medicaid Under Parent
CLI		03D0953968	CLIA Waiver

CALIFORNIA

2835 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

5001 East Commercecenter Drive

Suite 140

Bakersfield, CA 93309-1687    Co. Kern

Phone: (661)324-1232

Fax: (661)324-0931

ADS - Tulare 02836

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	070000582	Hospice License	06/01/02
NPI		1740281633	NPI	08/02/05
MCR		05-1740	Medicare (NGS)	06/01/02
MCD	CA	HPC01740G	Medicaid	08/27/02
MDW	CA	FA0032722	Medical Waste Limited Exempt Hauler	10/29/09

Gentiva	Page 8
Hospice Locations	of 46

2838 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

2355 Main Street

Suite 230

Irvine, CA 92614-4291    Co. Orange

Phone: (949)251-8832

Fax: (949)260-9847

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	080000713	Hospice License
NPI		1699776575	NPI	08/02/05
MCR		05-1572	Medicare (NGS)	08/01/99
MCD	CA	HPC00003I	Medicaid	07/01/01

2839 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

36947 Cook Street, Bldg 10

Suite 102

Palm Desert, CA 92211-6078    Co. Riverside

Phone: (760)346-2816

Fax: (760)341-5620

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	080000724	Hospice License
NPI		1043211931	NPI	08/02/05
MCR		05-1716	Medicare (NGS)	09/01/01
MCD	CA	HPC01716G	Medicaid	09/01/01
MDW	CA	FA0040213		07/26/13

2834 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

6140 Stoneridge Mall Road

Suite 175

Pleasanton, CA 94588-3233    Co. Alameda

Phone: (925)737-0203

Fax: (925)737-0245

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	550000790	Hospice License
NPI		1881899250	NPI	06/18/07
MCR		55-1562	Medicare (NGS)	11/07/09
MCD	CA	1881899250	Medicaid	11/07/09

2841 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

225 West Hospitality Lane

Suite 102

San Bernardino, CA 92408-3244    Co. San Bernardino

Phone: (909)888-5000

Fax: (909)888-4040

ADS - Victorville 02842

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	080000736	Hospice License
NPI		1053312033	NPI	08/02/05
MCR		05-1593	Medicare (NGS)	08/01/99
MCD	CA	HPC01593H	Medicaid	07/01/01
MDW		FA0000189	Small & Limited Quality Hauling Permit

Gentiva	Page 9
Hospice Locations	of 46

2843 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

9444 Balboa Avenue

Suite 290

San Diego, CA 92123-4901    Co. San Diego

Phone: (858)565-2499

Fax: (858)565-2548

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	080000595	Hospice License
NPI		1346241056	NPI	08/03/05
MCR		05-1717	Medicare (NGS)	11/01/99
MCD	CA	HPC01717H	Medicaid	07/01/01
MDW	CA	154768	LQHE and HMED

2844 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

2055 Gateway Place

Suite 600

San Jose, CA 95110-1083    Co. Santa Clara

Phone: (408)441-0223

Fax: (408)441-0244

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	070000417	Hospice License
NPI		1033110994	NPI	08/02/05
MCR		05-1693	Medicare (NGS)	06/01/98
MCD	CA	HPC01693H	Medicaid	06/01/98

2836 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

1116 Leland Avenue

Tulare, CA 93274-7811    Co. Tulare

Phone: (559)685-9218

Fax: (559)685-8793

ADS of 2835 Bakersfield

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	070000582	Licensed Under Parent	02/18/11
MCR		05-1740	Medicare Under Parent	01/07/11

2842 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

17290 Jasmine Street

Suite 104

Victorville, CA 92395-8300    Co. San Bernardino

Phone: (760)241-7044

Fax: (760)241-7255

ADS of 2841 San Bernardino

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	CA	N/A	Licensed Under Parent
MCR		05-1593	Medicare Under Parent	02/25/08
MCDP	CA	N/A	Medicaid Under Parent	02/25/08

Gentiva	Page 10
Hospice Locations	of 46

COLORADO

2798 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

5526 N Academy Blvd.

Suite 108

Colorado Springs, CO 80918-3688    Co. El Paso

Phone: (719)573-4166

Fax: (719)573-4164

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	1705DD	Hospice License
NPI		1811998826	NPI	08/02/05
MCR		06-1531	Medicare (CGS)	07/01/01
MCD	CO	13175041	Medicaid	07/01/02

2900 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

1615 Foxtrail Drive

Suite 4A

Loveland, CO 80538-9082    Co. Larimer

Phone: (970)667-0057

Fax: (970)667-0077

ADS of 2799 Wheat Ridge

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	17N611	Hospice License	07/10/13
MCR		06-1544	Medicare Under Parent	03/01/13

2799 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

4350 Wadsworth Blvd.

Suite 250

Wheat Ridge, CO 80033-4653    Co. Jefferson

Phone: (303)639-9243

Fax: (303)639-9238

ADS - Loveland 02900

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	17044T	Hospice License
NPI		1134174238	NPI (Part A)	05/24/06
MCR		06-1544	Medicare (Palmetto)	08/27/98
MCD	CO	05800404	Medicaid	08/27/98

FLORIDA (CON State)

2885 Hospice of the Emerald Coast, Inc.    Tax ID: 62-1805874

Emerald Coast Hospice

1330 S. Boulevard

Chipley, FL 32428-1846    Co. Washington

Phone: (850)638-8787

Fax: (850)638-8788

ADS of 2504 Panama City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	5001096	Licensed Under Parent	09/05/12
MCR		10-1537	Medicare Part A Under Parent	09/05/12
MCDP	FL	150009100	Medicaid Under Parent	09/05/12
CLIP		N/A	CLIA Under Parent	09/05/12
MDW	FL	67-64-1421222	BioMedical Waste Permit	07/19/12

Gentiva	Page 11
Hospice Locations	of 46

2496 Hospice of the Emerald Coast, Inc.    Tax ID: 62-1805874

Emerald Coast Hospice

550 Redstone Ave. West

Suite 310

Crestview, FL 32536-6434    Co. Okaloosa

Phone: (850)689-0300

Fax: (850)689-0307

ADS of 2504 Panama City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	5001096	Licensed Under parent
MCR		10-1537	Medicare Under parent
MCDP	FL	150009100	Medicaid Under parent
CLI		10D1001168	CLIA Waiver
MDW	FL	46-64-00251	Biomedical Waste Permit - Escambia County	03/15/07

2755 Odyssey HealthCare of Marion County, LLC    Tax ID: 75-3238731

Gentiva Hospice

1717 North Clyde Morris Blvd.

Suite 130

Daytona Beach, FL 32117-5532    Co. Volusia

Phone: (386)274-1004

Fax: (386)274-3388

ADS of 2753 Miami

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	N/A	License Under Parent	10/01/09
MCR		10-1548	Medicare Under Parent	10/01/09
MCDP	FL	001572800	Medicaid Under Parent	10/01/09
ANRP	FL	9731	CON Compliance Report	10/07/04
CON	FL	9731	CON	10/07/04
MDW		64-64-1436989	Biomedical Waste Permit - Volusia CHD	10/25/12

2599 Hospice of the Emerald Coast, Inc.    Tax ID: 62-1805874

Emerald Coast Hospice

340 Beal Parkway NW

Suite C

Fort Walton Beach, FL 32548-3924    Co. Okaloosa

Phone: (850)862-1069

Fax: (850)862-5019

ADS of 2504 Panama City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	5001096	Licensed Under Parent	09/24/07
MCR		10-1537	Medicare Under Parent	09/24/07
MCDP	FL	150009100	Medicaid Under Parent	09/24/07
CLI		10D1089075	CLIA Waiver	09/10/08
MDW	FL	46-64-00361	BioMedical Waste Permit	10/09/07

Gentiva	Page 12
Hospice Locations	of 46

2754 Odyssey HealthCare of Marion County, LLC Tax ID: 75-3238731
Gentiva Hospice
100360 Overseas Highway
Suite 5
Key Largo, FL 33037-2045 Co. Monroe
Phone: (305)453-3000
Fax: (305)453-3001
ADS of 2753 Miami

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	N/A	Licensed Under Parent	02/19/07
MCR		10-1548	Medicare Under Parent	02/19/07
MCDP	FL	001572800	Medicaid Under Parent	02/19/07
CON	FL	9798	CON	07/05/05

2501 Hospice of the Emerald Coast, Inc. Tax ID: 62-1805874
Emerald Coast Hospice
4374 Lafayette Street
Marianna, FL 32446-3356 Co. Jackson
Phone: (850)526-3577
Fax: (850)526-3578
ADS of 2504 Panama City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	5001096	Licensed Under parent
MCR		10-1537	Medicare Under parent
MCDP	FL	150009100	Medicaid Under Parent
CLI		10D1001171	CLIA Waiver
MDW	FL	32-64-00774	BioMedical Waste Exemption

2753 Odyssey HealthCare of Marion County, LLC Tax ID: 75-3238731
Gentiva Hospice
6161 Blue Lagoon Drive
Suite 170
Miami, FL 33126-2045 Co. Dade
Phone: (786)388-1400
Fax: (786)388-1401

ADS - Palm Coast 02756

ADS - Key Largo 02754

ADS - Ocala 02757

ADS - Daytona Beach 02755

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	50370970	Hospice License	03/17/06
NPI		1114159902	NPI	08/13/09
MCR		10-1548	Medicare (Palmetto)	06/05/06
MCD	FL	001572800	Medicaid	06/05/06
ANRP	FL	9798	Annual Report	07/08/05
CON	FL	10019	Certificate of Need	06/01/09
CON	FL	9798	Certificate of Need	07/08/05
CON	FL	9731	Certificate of Need	10/07/04

Gentiva	Page 13
Hospice Locations	of 46

2757 Odyssey HealthCare of Marion County, LLC    Tax ID: 75-3238731

Gentiva Hospice

1320 SE 25th Loop

Suite 101

Ocala, FL 34471-1024    Co. Marion

Phone: (352)622-9331

Fax: (352)622-6418

ADS of 2753 Miami

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	N/A	Licensed Under Parent	01/01/10
MCR		10-1548	Medicare Under Parent	01/01/10
MCDP	FL	001572800	Medicaid Under Parent	06/01/10
ANRP	FL	10019	CON Compliance Report	06/01/09
CON	FL	10019	CON	06/01/09

2695 Hospice of the Emerald Coast, Inc.    Tax ID: 62-1805874

Emerald Coast Hospice

4212 Highway 90

Pace, FL 32571-2000    Co. Santa Rosa

Phone: (850)995-4664

Fax: (850)995-8977

ADS of 2504 Panama City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	5001096	Licensed Under Parent	03/01/11
MCR		10-1537	Medicare Under Parent	03/01/11
MCDP	FL	150009100	Medicaid Under Parent	03/01/11
CLI		10D2021941	CLIA Waiver	03/23/11
MDW	FL	57-64-1307883	BioMedical Waste Permit, exempt from payint fee	03/18/11
2756 Odyssey HealthCare of Marion County, LLC    Tax ID: 75-3238731

Gentiva Hospice

4861 Palm Coast Parkway NW

Suite Unit 3

Palm Coast, FL 32137-3658    Co. Flagler

Phone: (386)597-6306

Fax: (386)597-6316

ADS of 2753 Miami

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	N/A	Licensed Under Parent	10/01/09
MCR		10-1548	Medicare Under Parent	10/01/09
MCDP	FL	001572800	Medicaid Under Parent	10/01/09
ANRP	FL	9731	CON Compliance Report	10/07/04
CON	FL	9731	CON	10/07/04
MDW	FL	18-64-1436756	Biomedical Waste Permit - Flagler CHD

Gentiva	Page 14
Hospice Locations	of 46

2504 Hospice of the Emerald Coast, Inc.    Tax ID: 62-1805874

Emerald Coast Hospice

421 Oak Avenue

Panama City, FL 32401-2737    Co. Bay

Phone: (850)769-0055

Fax: (850)769-0321

ADS - Crestview 02496

ADS - Pensacola 02505

ADS - Pace 02695

ADS - Marianna 02501

ADS - Fort Walton Beach 02599

ADS - Chipley 02885

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	5001096	Hospice License
NPI		1952337149	NPI	06/23/06
MCR		10-1537	Medicare (Palmetto)	02/29/00
MCD	FL	1500091	Medicaid
ANRP	FL	8377	CON Compliance Report
CLI		10D1001178	CLIA Waiver
CON	FL	6368	CON(no annual compliance report)	02/23/91
CON	FL	8377	CON	07/30/97
MDW	FL	03-64-00230	BioMedical Waste Permit - Bay CHD

2505 Hospice of the Emerald Coast, Inc.    Tax ID: 62-1805874

Emerald Coast Hospice

1555 North Palafox Street

Pensacola, FL 32501-2134    Co. Escambia

Phone: (850)438-2201

Fax: (850)438-2299

ADS of 2504 Panama City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	FL	5001096	Under parent
MCR		10-1537	Under parent
MCDP	FL	150009100
CLI		10D1001635
MDW	FL	17-64-00467	Exempt from paying yearly fee

GEORGIA

2761 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

855 Gaines School Road

Suite G

Athens, GA 30605-3131    Co. Clarke

Phone: (706)549-5736

Fax: (706)208-1530

ADS - Gainesville 02762

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	029-202-H	Hospice License	03/16/04
NPI		1427040765	NPI	08/22/05
MCR		11-1612	Medicare (Palmetto)	06/21/04
MCD	GA	000769216D	Medicaid	07/01/04
OTH	GA	HSPC001133	License Activity Fee	10/31/10

Gentiva	Page 15
Hospice Locations	of 46

2765 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

2302 Parklake Drive NE

Suite 150

Atlanta, GA 30345-2918    Co. Dekalb

Phone: (678)937-1800

Fax: (678)937-1901

IPU - Decatur 02766

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	060-090-H	Hospice License	07/01/01
NPI		1467453092	NPI	08/04/05
MCR		11-1558	Medicare (Palmetto)	10/30/97
MCD	GA	000769216A	Medicaid	10/01/01
OTH	GA	HSPC001072	License Activity Fee	10/31/10

2767 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

3101 Towercreek Pkwy SE

Suite 225

Atlanta, GA 30339-3256    Co. Fulton

Phone: (770)952-5574

Fax: (770)952-5575

IPU - Atlanta 02862

IPU - Atlanta 02861

ADS - Douglasville 02769

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	033-113-H	Hospice License	08/26/98
NPI		1043257934	NPI	06/01/06
MCR		11-1544	Medicare (Palmetto)	08/26/98
MCD	GA	000821257A	Medicaid	05/01/99
OTH	GA	HSPC001005	License Activity Fee	10/31/10

2861 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

1364 Clifton Rd NE

Suite Unit 5G

Atlanta, GA 30322-1059    Co. Dekalb

Phone: (404)712-3530

Fax: (404)712-4046

IPU of 2767 Atlanta

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	GA	N/A	Hospice In-Patient Unit Licensed Under Parent	11/09/10
MCR		11-1544	Medicare Under Parent	11/09/10
MCD		000821257H	Medicaid	06/01/11
CLI		11D2023836	CLIA Waiver	05/04/11

Gentiva	Page 16
Hospice Locations	of 46

2862 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

550 Peachtree St. NE

Suite Unit 32

Atlanta, GA 30308-2247    Co. Fulton

Phone: (404)686-3034

Fax: (404)686-3039

IPU of 2767 Atlanta

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	GA	N/A	Hospice In-Patient Unit Licensed Under Parent	11/09/10
MCR		11-1544	Medicare Under Parent	11/09/10
MCD	GA	000821257C	Medicaid	02/01/11
CLI		11D2023838	CLIA Waiver	05/04/11

2872 Odyssey HealthCare of Augusta, LLC    Tax ID: 26-0711782

Gentiva Hospice

3508 Professional Circle

Suite A

Augusta, GA 30907-8232    Co. Richmond

Phone: (706)210-5900

Fax: (706)228-1601

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	036-0293-H	Hospice License	01/30/08
NPI		1235270505	NPI	11/09/07
MCR		11-1667	Medicare (Palmetto)	01/30/08
MCD	GA	000769216F	Medicaid	03/01/08
OTH	GA	HSPC001222	License Activity Fee	10/31/10

2495 Wiregrass Hospice, LLC    Tax ID: 82-0559182

Gentiva Hospice

432 East Shotwell St.

Bainbridge, GA 39819-4058    Co. Decatur

Phone: (229)246-6330

Fax: (229)248-1679

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	043-084-H	Hospice License
NPI		1063448645	NPI	06/24/06
MCR		11-1556	Medicare (Palmetto)	01/01/03
MCD	GA	000641154A	Medicaid
CLI		11D0903727	CLIA Waiver
OTH	GA	HSPC001011	License Activity Fee	10/31/10

2482 Healthfield Hospice Services, LLC    Tax ID: 58-2284736

Gentiva Hospice

34 Center Road

Cartersville, GA 30121-2956    Co. Bartow

Phone: (770)383-3565

Fax: (770)383-3566

ADS - Stockbridge 02483

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	033-229-H	Hospice License	04/30/05
NPI		1932137783	NPI	06/29/06
MCR		11-1528	Medicare (Palmetto)
MCD	GA	000510386A	Medicaid
CLI		11D0680939	CLIA Waiver·
OTH	GA	HSPC001065	License Activity Fee	10/31/10

Gentiva	Page 17
Hospice Locations	of 46

2770 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

100 Brookstone Centre Parkway

Columbus, GA 31904-2990    Co. Muscogee

Phone: (706)653-0835

Fax: (706)653-8067

IPU - Columbus 02771

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	106-233-H	Hospice License	04/20/99
NPI		1801834593	NPI	06/03/06
MCR		11-1560	Medicare (Palmetto)	08/26/98
MCD	GA	000821268A	Medicaid	09/26/98
OTH	GA	HSPC001073	License Activity Fee	10/31/10

2771 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

2425 Williams Road,

2nd Floor

Columbus, GA 31909-1676    Co. Muscogee

Phone: (706)649-3900

Fax: (706)649-5053

IPU of 2770 Columbus

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	GA	N/A	Hospice In-Patient Unit Licensed Under Parent	05/18/07
MCR		11-1560	Medicare Under Parent	05/18/07
MCD	GA	000821257F	Medicaid	02/01/11
CLI		11D1061972	CLIA Waiver	12/04/06

2766 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

2362 Lawrenceville Hwy. Bldg. 2

Suite 200

Decatur, GA 30033-3176    Co. Dekalb

Phone: (404)235-7600

Fax: (404)235-7614

IPU of 2765 Atlanta

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	GA	N/A	Hospice In-Patient Unit Licensed under Parent	09/08/05
MCR		11-1558	Medicare Under Parent	09/08/05
MCD		000769216H	Medicaid	02/01/11
CLI		11D1011200	CLIA Waiver	04/03/03
OTH	GA	881598	Food Permit

2769 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

6458 Spring Street

Suite 100

Douglasville, GA 30134-1865    Co. Douglas

Phone: (770)489-4225

Fax: (770)489-8471

ADS of 2767 Atlanta

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	GA	N/A	Licensed Under Parent	05/18/07
MCR		11-1544	Medicare Under Parent	05/18/07
MCD	GA	000821257D	Medicaid	02/01/11

Gentiva	Page 18
Hospice Locations	of 46

2762 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

1100 Sherwood Park Drive NE

Suite 120

Gainesville, GA 30501-3426    Co. Hall

Phone: (770)533-4422

Fax: (770)533-4493

ADS of 2761 Athens

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	GA	N/A	Licensed Under Parent	05/02/07
MCR		11-1612	Medicare Under Parent	05/02/07
MCD		000769216G	Medicaid	02/01/11

2667 Healthfield Hospice Services, LLC    Tax ID: 58-2284736

Gentiva Hospice

2525 Highway 34 E

Newnan, GA 30265-1329    Co. Coweta

Phone: (770)502-1104

Fax: (770)502-1227

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	038-0310-H	Hospice License	09/02/08
NPI		1851323364	NPI	07/07/06
MCR		11-1675	Medicare (Palmetto)	11/06/08
MCD	GA	000510386C	Medicaid	04/01/09
CLI		11D1093953	CLIA Waiver	01/07/09
OTH	GA	HSPC001238	License Activity Fee	10/31/10

2758 Odyssey HealthCare of Savannah, LLC    Tax ID: 26-0712052

Gentiva Hospice

5105 Paulsen St.

Suite 225-D

Savannah, GA 31405-4696    Co. Chatham

Phone: (912)352-8200

Fax: (912)352-8283

ADS - Statesboro 02759

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	025-213-H	Hospice License	07/21/04
NPI		1477554947	NPI	08/09/05
MCR		11-1615	Medicare (Palmetto)	12/15/04
MCD	GA	127940560A	Medicaid	01/01/05
OTH	GA	HSPC001142	License Activity Fee	10/31/10

2759 Odyssey HealthCare of Savannah, LLC    Tax ID: 26-0712052

Gentiva Hospice

1525 Fair Road

Suite 107

Statesboro, GA 30458-6118    Co. Bulloch

Phone: (912)212-2072

Fax: (912)212-2076

ADS of 2758 Savannah

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	GA	N/A	Licensed Under Parent	10/01/07
MCR		11-1615	Medicare Under Parent	10/01/07
MCD	GA	127940560B	Medicaid	02/01/11

Gentiva	Page 19
Hospice Locations	of 46

2483 Healthfield Hospice Services, LLC    Tax ID: 58-2284736

Gentiva Hospice

216 Business Center Drive

Stockbridge, GA 30281-9087    Co. Henry

Phone: (770)389-5760

Fax: (770)389-5496

ADS of 2482 Cartersville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	GA	033-229-H	Licensed Under parent	03/08/06
MCR		11-1528	Medicare Under parent	03/08/06
MCD	GA	000510386D	Medicaid	06/01/11

2773 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

319 Margie Drive

Warner Robins, GA 31088-7818    Co. Houston

Phone: (478)953-1016

Fax: (478)953-1042

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	011-111-H	Hospice License	08/26/98
NPI		1891733580	NPI	06/03/06
MCR		11-1559	Medicare (Palmetto)	08/26/98
MCD	GA	000821301A	Medicaid	09/14/98
OTH	GA	HSPC001034	License Activity Fee	10/31/10

IOWA

2874 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

900 Woodbury Ave.

Suite 6D

Council Bluffs, IA 51503-7855    Co. Pottawattmie

Phone: (712)352-0193

Fax: (712)352-0197

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
NPI		1780987727	NPI
MCR		16-1600	Medicare (Cigna GS)	03/22/12
MCD		1780987727	Medicaid	03/22/12

ILLINOIS

2712 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

85 West Algonquin Road

Suite 100

Arlington Heights, IL 60005-4420    Co. Cook

Phone: (847)439-0348

Fax: (847)439-0508

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IL	2002228	Hospice License
NPI		1124029848	NPI	08/03/05
MCR		14-1608	Medicare (Palmetto)	09/05/02
MCD	IL	752752908002	Medicaid	09/05/02

Gentiva	Page 20
Hospice Locations	of 46

2713 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

4 Westbrook Corporate Center

Suite 620

Westchester, IL 60154-5705    Co. Cook

Phone: (708)409-3040

Fax: (708)409-3041

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IL	2002848	Hospice License
NPI		1033449301	NPI	01/08/10
MCR		14-1610	Medicare (Palmetto)	01/01/10
MCD	IL	752752908004	Medicaid	01/01/10

INDIANA

2886 Vista Hospice Care, LLC    Tax ID: 86-0808230

Gentiva Hospice

6845 East U.S. Highway 36

Suite 550

Avon, IN 46123-8104    Co. Hendricks

Phone: (317)272-0975

Fax: (317)272-1060

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IN	12-004875-1	Hospice License	07/22/12
NPI		1447505144	NPI
MCR		15-1594	Medicare (Palmetto)	06/09/06
MCD		201123190 A	Medicaid	07/22/12

2729 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

323 Metro Avenue

Evansville, IN 47715-2859    Co. Vanderburgh

Phone: (812)476-8990

Fax: (812)476-0251

ADS - Jasper 02869

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IN	13-009765-1	Hospice License
NPI		1700894987	NPI	08/04/06
MCR		15-1558	Medicare (Palmetto)	08/27/98
MCD	IN	200141350A	Medicaid	02/22/08

2730 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

6431 S. East Street

Indianapolis, IN 46227-2100    Co. Marion

Phone: (317)788-0300

Fax: (317)788-8760

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IN	12-003901-1	Hospice License
NPI		1952319113	NPI	08/04/06
MCR		15-1586	Medicare (Palmetto)	02/24/04
MCD	IN	200471710A	Medicaid	02/24/04

Gentiva	Page 21
Hospice Locations	of 46

2869 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

3745 N. Newton St.

Suite 150

Jasper, IN 47546-9601    Co. Dubois

Phone: (812)482-3322

Fax: (812)482-0118

ADS of 2729 Evansville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	IN	N/A	Licensed Under Parent	06/30/11
MCR		15-1558	Medicare Under Parent	06/30/11
MCD	IN	200141350 C	Medicaid	06/30/11

2731 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

391 Quartermaster Court

Jeffersonville, IN 47130-3670    Co. Clark

Phone: (812)284-2600

Fax: (812)284-2700

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IN	12-009766-1	Hospice License
NPI		1629086707	NPI	08/04/06
MCR		15-1557	Medicare (Palmetto)	08/27/98
MCD	IN	200141370A	Medicaid	02/22/08

2904 Vista Hospice Care, LLC    Tax ID: 86-0808230

Gentiva Hospice

1025 Michigan Avenue

Suite 25

Logansport, IN 46947-1593    Co. Cass

Phone: (574)722-3683

Fax: (574)722-9250

ADS of 2903 Rochester

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	IN	N/A	Hospice License
MCR		15-1562	Medicare Under Parent	06/01/11

2903 Vista Hospice Care, LLC    Tax ID: 86-0808230

Gentiva Hospice

1476 West 18th Street

Rochester, IN 46975-7939    Co. Fulton

Phone: (574)224-4673

Fax: (574)224-4444

ADS - Logansport 02904

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IN	13-009878-1	Hospice License	05/01/13
NPI		1699118513	NPI	04/10/13
MCR		15-1562	Medicare (Palmetto)	08/09/13

Gentiva	Page 22
Hospice Locations	of 46

2732 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

3401 South 4th Street

Terre Haute, IN 47802-5501    Co. Vigo

Phone: (812)478-3250

Fax: (812)478-2470

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IN	13-004763-1	Hospice license
NPI		1720034432	NPI	05/25/06
MCR		15-1592	Medicare (Palmetto)	03/07/06
MCD	IN	200141370C	Medicaid	03/15/06

KANSAS

2720 Odyssey HealthCare of Kansas City, LLC    Tax ID: 26-1174455

Gentiva Hospice

8735 Rosehill Road

Suite 200

Lenexa, KS 66215-4624    Co. Johnson

Phone: (913)541-0266

Fax: (913)438-5718

Joint Venture

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
NPI		1467782516	NPI	01/12/10
MCR		17-1569	Medicare (CGS)	01/26/10
MCD	KS	200568150A	Medicaid	04/01/10

MASSACHUSETTS

2865 VistaCare of Boston, LLC    Tax ID: 26-1544595

Gentiva Hospice

275 Martine Street

Suite 202

Fall River, MA 02723-1500    Co. Bristol

Phone: (508)672-0580

Fax: (508)672-0581

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MA	707C	Hospice License	01/18/12
NPI		1639450513	NPI	09/06/11
MCR		22-1594	Medicare (NHIC)	09/06/12
MCD	MA	110095326A	Hospice Medicaid	03/26/13
ACC		525175	The Joint Commission	09/06/12

2735 VistaCare of Boston, LLC    Tax ID: 26-1544595

Gentiva Hospice

2 Willow Street

Suite 102

Southborough, MA 01745-1020    Co. Worcester

Phone: (508)229-0912

Fax: (508)229-2376

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MA	7F0L	Hospice License
NPI		1255388732	NPI	11/12/08
MCR		22-1574	Medicare (NHIC)	04/25/07
MCD	MA	110079500A	Medicaid	07/13/07

Gentiva	Page 23
Hospice Locations	of 46

MICHIGAN

2716 Odyssey HealthCare of Flint, LLC    Tax ID: 26-3920362

Gentiva Hospice

2360 Stone Bridge Drive

Flint, MI 48532-5406    Co. Genesee

Phone: (810)733-7250

Fax: (810)733-8424

ADS - Saginaw 02870

IPU - Flint 02717

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MI	10410000023	Hospice License
NPI		1346247244	NPI - Part A	07/07/05
MCR		23-1524	Medicare - Part A (NGS-WI)	01/01/09
MCD	MI	1226533	Medicaid	01/01/09
CLI		23D0919905	CLIA Waiver

2717 Odyssey HealthCare of Flint, LLC    Tax ID: 26-3920362

Gentiva Hospice

2360 Stone Bridge Drive

Flint, MI 48532-5406    Co. Genesee

Phone: (810)733-7251

Fax: (810)733-8424

IPU of 2716 Flint

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MI	1050000001	Hospice In-Patient Unit License
MCR		23-1524	Medicare Under Parent - Part A
MCDP	MI	1226533	Medicaid Under Parent

2870 Odyssey HealthCare of Flint, LLC    Tax ID: 26-3920362

Gentiva Hospice

5310 Hampton Place

Suite 2

Saginaw, MI 48604-8202    Co. Saginaw

Phone: (989)921-0135

Fax: (810)733-8424

ADS of 2716 Flint

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP		N/A	Licensed under Parent
MCR		23-1524	Medicare Under Parent	06/01/11

2714 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

25925 Telegraph Road

Suite 102

Southfield, MI 48033-2527    Co. Oakland

Phone: (248)356-5070

Fax: (248)356-6292

IPU - Southfield 02715

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MI	1041000057	Hospice License	08/01/13
NPI		1164423703	NPI (Part A)	04/04/05
MCR		23-1564	Medicare Part A (NGS-WI)	10/01/98
MCD	MI	1433870	Hospice Medicaid

Gentiva	Page 24
Hospice Locations	of 46

2715 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

25285 W. 11 Mile Road

Southfield, MI 48033-2276    Co. Oakland

Phone: (248)352-7800

Fax: (248)352-7801

IPU of 2714 Southfield

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MI	1050000019	Hospice In-Patient Unit License
MCR		23-1564	Under Parent	06/05/08
MCDP	MI	N/A	Under Parent
CLI		23D1071042	CLIA Waiver

2868 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Odyssey Hospice

2221 Health Drive SW

Suite 1400

Wyoming, MI 49519-9681    Co. Kent

Phone: (616)249-3043

Fax: (616)249-8927

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MI	413001	Hospice License	12/29/12
NPI		1528347572	NPI	11/10/11
MCR		23-1627	Medicare Part A (NGS)	05/31/13
ACC		519613	Joint Commission	05/31/13

MISSOURI

2718 Odyssey HealthCare of Kansas City, LLC    Tax ID: 26-1174455

Gentiva Hospice

4911 South Arrowhead

Suite 310

Independence, MO 64055-7032    Co. Jackson

Phone: (816)795-1333

Fax: (816)795-1711

Joint Venture

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	178-5HO	Hospice License
NPI		1073514600	NPI	08/04/05
MCR		26-1534	Medicare (Palmetto)	01/01/08
MCD		1073514600	Medicaid

2791 Odyssey HealthCare of St. Louis, LLC    Tax ID: 26-1174571

Gentiva Hospice

2055 Craigshire Road

Suite 410

Saint Louis, MO 63146-4012    Co. Saint Louis

Phone: (314)275-6100

Fax: (314)275-6101

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	177-5HO	Hospice License	08/17/10
NPI		1386645950	NPI	08/09/09
MCR		26-1592	Medicare (CGS)	02/01/08
MCD		1386645950	Medicaid

Gentiva	Page 25
Hospice Locations	of 46

MISSISSIPPI

2781 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

962 Tommy Munro Drive

Suite D&E

Biloxi, MS 39532-2130    Co. Harrison

Phone: (228)385-7845

Fax: (228)385-7846

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	037	Hospice License	08/01/02
NPI		1699776245	NPI	08/04/05
MCR		25-1536	Medicare (Palmetto)	08/01/02
MCD	MS	00770607	Medicaid	08/01/02

2699 Gilbert’s Hospice Care, LLC    Tax ID: 20-0566932

Gentiva Hospice

301 W College Street

Booneville, MS 38829-3314    Co. Prentiss

Phone: (662)728-7404

Fax: (662)728-7752

ADS - Tupelo 02901

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	103	Hospice License	09/16/04
NPI		1851397921	NPI	06/23/05
MCR		25-1594	Medicare (Palmetto)	11/23/04
MCD	MS	03381877	Medicaid	01/01/05
CLI		25D1026345	CLIA Waiver	06/03/04
RET	MS	06306/10.1	Drug Room License	06/07/04

2782 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

106 Riverview Drive

Flowood, MS 39232-8908    Co. Rankin

Phone: (601)983-3193

Fax: (601)713-3441

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	097	Hospice License	08/06/04
NPI		1306847868	NPI	08/09/05
MCR		25-1590	Medicare (Palmetto)	09/16/04
MCD	MS	03955226	Medicaid	09/16/04

2625 Gilbert’s Hospice Care of Mississippi, LLC    Tax ID: 20-1296854

Gentiva Hospice

376 Simpson Highway 149

Suite 300

Magee, MS 39111-3569    Co. Simpson

Phone: (601)849-5803

Fax: (601)894-5805

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	104	Hospice License	09/16/04
NPI		1235117391	NPI	01/08/06
MCR		25-1593	Medicare (Palmetto)	11/22/04
MCD	MS	03538248	Medicaid	01/01/05
CLI		25D1026344	CLIA Waiver	06/03/04
RET	MS	06305/10.1	Drug Room License	06/07/04

Gentiva	Page 26
Hospice Locations	of 46

2896 Gilbert’s Hospice Care, LLC    Tax ID: 20-0566932

Gentiva Hospice

104 Skyline Dr.

Oxford, MS 38655-9781    Co. Lafayette

Phone: (662)234-0140

Fax: (662)234-0176

ADS - Southaven 02897

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	084	Hospice License	09/01/12
NPI		1104176486	NPI	09/14/12
MCR	MS	25-1579	Medicare (Palmetto)	09/01/12
MCD	MS	00930305	Hospice Medicaid	09/01/12

2897 Gilbert’s Hospice Care, LLC    Tax ID: 20-0566932

Gentiva Hospice

6858 Swinnea Rd

Bldg: 1

Southaven, MS 38671-9493    Co. De Soto

Phone: (662)342-9744

Fax: (662)342-0441

ADS of 2896 Oxford

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	N/A	Licensed Under Parent
MCR		25-1579	Medicare Under Parent

2686 Gilbert’s Hospice Care, LLC    Tax ID: 20-0566932

Gentiva Hospice

115-A Highway 12 West

Starkville, MS 39759-3761    Co. Oktibbeha

Phone: (662)615-1519

Fax: (662)615-1554

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	105	Hospice License	03/05/10
NPI		1477875441	NPI	02/18/10
MCR		25-1597	Medicare (Palmetto)	12/30/04
MCD	MS	00770496	Medicaid	06/20/01
CLI		25D2005394	CLIA Waiver	03/26/10
RET	MS	08466/10.1	Drug Room Permit	04/14/10

2901 Gilbert’s Hospice Care, LLC    Tax ID: 20-0566932

Gentiva Hospice

144 S. Thomas St.

Suite 201

Tupelo, MS 38801-5337    Co. Lee

Phone: (662)844-2417

Fax: (662)844-3519

ADS of 2699 Booneville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	MS	N/A	Licensed under parent
MCR	MS	25-1594	Medicare Under Parent
RET	MS	08467/10.1	Drug Room Permit	04/14/10

Gentiva	Page 27
Hospice Locations	of 46

NEBRASKA

2724 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

847 East 23rd Street

Fremont, NE 68025-2444    Co. Dodge

Phone: (402)753-9312

Fax: (402)753-9374

ADS of 2723 Omaha

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	NE	N/A	Licensed Under Parent
MCR		28-1528A	Medicare Under Parent	11/15/05
MCD	NE	10026264700	Routine Hospice (not room/board nrsg home chgs)	12/31/12

2723 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

444 Regency Parkway Drive

Suite 200

Omaha, NE 68114-3779    Co. Douglas

Phone: (402)397-0990

Fax: (402)397-5290

ADS - Fremont 02724

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NE	HOSPICE 32	Hospice License
NPI		1265433247	NPI	08/02/05
MCR		28-1528A	Medicare (CGS)	09/01/02
MCD	NE	10025142800	Medicaid	01/01/03

NEW JERSEY

2737 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

242 Old New Brunswick Road

Suite 140

Piscataway, NJ 08854-3754    Co. Middlesex

Phone: (732)562-8800

Fax: (732)562-8686

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NJ	22800	Hospice License
NPI		1497756993	NPI	08/09/05
MCR		31-1545	Medicare (NGS-WI)	07/01/01
MCD	NJ	8960208	Medicaid	07/01/02

Gentiva	Page 28
Hospice Locations	of 46

NEW MEXICO

2794 Family Hospice, Ltd.    Tax ID: 75-2588221

Gentiva Hospice

5600 Wyoming Blvd. NE

Suite 10

Albuquerque, NM 87109-3136    Co. Bernalillo

Phone: (505)821-5404

Fax: (505)821-5449

IPU - Albuquerque 02795

ADS - Santa Fe 02864

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NM	6670A4	Hospice License
NPI		1033127147	NPI	08/04/06
MCR		32-1520	Medicare (Palmetto)	11/01/97
MCD	NM	000T9469	Medicaid

2795 Family Hospice, Ltd.    Tax ID: 75-2588221

Gentiva Hospice

601 Dr. Martin Luther King Jr. Ave

Suite 10th Floor

Albuquerque, NM 87102-3619    Co. Bernalillo

Phone: (505)727-3153

Fax: (505)727-3158

IPU of 2794 Albuquerque

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NM	6670AS1	Hospice In-Patient Unit License
MCR		32-1520	Medicare Under Parent
MCD	NM	12071731	Medicaid	08/01/06
CLI		32D1003157	CLIA Waiver
RET	NM	CL00010420	Clinic Class C
RET	NM	CS00211114	Controlled Substance-Facility Clinic License

2803 Family Hospice, Ltd.    Tax ID: 75-2588221

Gentiva Hospice

2708 North Prince Street

Clovis, NM 88101-7735    Co. Curry

Phone: (575)762-7067

Fax: (575)762-2563

ADS of 2801 Hobbs

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NM	6716AS2	Hospice License
MCR		32-1513	Medicare Under Parent	09/17/04
MCD	NM	68975091	Medicaid	10/31/04

Gentiva	Page 29
Hospice Locations	of 46

2801 Family Hospice, Ltd.    Tax ID: 75-2588221

Gentiva Hospice

1515 West Calle Sur Street

Suite 129

Hobbs, NM 88240-0998    Co. Lea

Phone: (575)392-2060

Fax: (575)392-2807

ADS - Clovis 02803

ADS - Roswell 02804

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NM	6716	Hospice License
NPI		1972511061	NPI	08/04/06
MCR		32-1513	Medicare (Palmetto)
MCD	NM	000T7597	Medicaid

2804 Family Hospice, Ltd.    Tax ID: 75-2588221

Gentiva Hospice

400 North Pennsylvania Avenue

Suite 500

Roswell, NM 88201-4720    Co. Chaves

Phone: (575)627-1145

Fax: (575)627-1150

ADS of 2801 Hobbs

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NM	6716AS1	Hospice License
MCR		32-1513	Medicare Under Parent	01/28/04
MCD	NM	83873830	Medicaid	07/02/04

2864 Family Hospice, Ltd.    Tax ID: 75-2588221

Gentiva Hospice

1911 5th Street

Suite 100

Santa Fe, NM 87505-5403    Co. Santa Fe

Phone: (505)988-5331

Fax: (505)982-9524

ADS of 2794 Albuquerque

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NM	6670AS2	Hospice License	10/01/10
MCR		32-1520	Medicare Under Parent	10/01/10

NEVADA

2867 Vista Hospice Care, LLC    Tax ID: 86-0808230

Gentiva Hospice

710 West Washington Street

Carson City, NV 89703-3826    Co. Carson City

Phone: (775)882-5735

Fax: (775)882-5723

ADS of 2854 Sparks

TTYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC		6429HPC-3	Hospice LIcense	08/23/11
MCR		29-1507	Medicare under Parent	12/08/11
MCDP		N/A	Medicaid Under Parent

Gentiva	Page 30
Hospice Locations	of 46

2846 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

4011-A McLeod Drive

Las Vegas, NV 89121-4305    Co. Clark

Phone: (702)693-4904

Fax: (702)693-4925

IPU - Las Vegas 02847

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC		6309HPC-4
NPI		1285635292	NPI	08/05/05
MCR		29-1504	Medicare (NGS-CA)	10/28/97
MCD	NV	006402008	Medicaid

2847 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

4011-A McLeod Drive

Las Vegas, NV 89121-4305    Co. Clark

Phone: (702)693-4904

Fax: (702)693-4925

IPU of 2846 Las Vegas

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		29-1504	Medicare Under Parent
MCDP	NV	N/A	Medicaid Under Parent
CLI		29D0925566	CLIA

2854 Vista Hospice Care, LLC    Tax ID: 86-0808230

Gentiva Hospice

1625 East Prater Way

Suite C-108

Sparks, NV 89434-8963    Co. Washoe

Phone: (775)825-5008

Fax: (775)825-5140

ADS - Carson City 02867

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC		1795HPC-25	Hospice license
NPI		1043265341	NPI	05/24/06
MCR		29-1507	Medicare (Palmetto)	06/12/98
MCD	NV	006416005	Medicaid

OHIO

2728 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

3085 Woodman Drive

Suite 200

Dayton, OH 45420-1193    Co. Montgomery

Phone: (937)298-2800

Fax: (937)298-2801

ADS of 2726 Gahanna

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	OH	N/A	Licensed Under Parent
MCR		36-1573	Medicare Under Parent	09/30/08
MCDP	OH	N/A	Medicaid Under Parent

Gentiva	Page 31
Hospice Locations	of 46

2726 VistaCare USA, LLC    Tax ID: 86-0914505

Gentiva Hospice

540 Officenter Place

Suite 100

Gahanna, OH 43230-5332    Co. Franklin

Phone: (614)414-0500

Fax: (614)414-0502

ADS - Dayton 02728

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OH	0084-HSP	Hospice License
NPI		1366498305	NPI	05/25/06
MCR		36-1573	Medicare (Palmetto)	08/26/98
MCD	OH	2095496	Medicaid

2733 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

1745 Indian Wood Circle

Suite 200

Maumee, OH 43537-4062    Co. Lucas

Phone: (419)887-6700

Fax: (419)887-6701

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OH	0138-HSP	Hospice License
NPI		1104827682	NPI	08/09/05
MCR		36-1616	Medicare (Palmetto)	09/25/03
MCD	OH	2445134	Medicaid

2725 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

6140 Parkland Blvd.

Suite 105

Mayfield Heights, OH 44124-6106    Co. Cuyahoga

Phone: (440)995-1740

Fax: (440)995-1741

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OH	0134-HSP	Hospice License
NPI	OH	1033110507	NPI	08/09/05
MCR		36-1613	Medicare (Palmetto)	03/13/03
MCD	OH	2393208	Medicaid

OREGON

2852 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Gentiva Hospice

8625 SW Cascade Avenue

Suite 500

Beaverton, OR 97008-7156    Co. Washington

Phone: (503)574-2900

Fax: (503)574-2901

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OR	16-1000	Hospice License
NPI		1144221128	NPI	08/02/05
MCR		38-1547	Medicare (NGS-CA)	06/17/03
MCD	OR	298955	Medicaid	06/17/03

Gentiva	Page 32
Hospice Locations	of 46

2848 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Gentiva Hospice

2925 River Road South

Suite 100

Salem, OR 97302-3677    Co. Marion

Phone: (503)315-1003

Fax: (503)315-1007

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OR	16-1001	Hospice License
NPI		1467620609	NPI	02/11/08
MCR		38-1557	Medicare (NGS-CA)	11/07/09
MCD	OR	500618086	Medicaid	02/18/10

PENNSYLVANIA

2739 VistaCare USA, LLC     Tax ID: 86-0914505

Gentiva Hospice

2 Valley Square

Suite 305

Blue Bell, PA 19422-2717    Co. Montgomery

Phone: (215)619-7710

Fax: (215)619-7740

ADS - Trevose 02740

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	PA	162299	Hospice License
NPI		1164478103	NPI	05/25/06
MCR		39-1622	Medicare (Palmetto)	08/27/98
MCD	PA	100747901-0013	Medicaid	10/12/09

2736 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Gentiva Hospice

4660 Trindle Road

Suite 204

Camp Hill, PA 17011-5608    Co. Cumberland

Phone: (717)612-1200

Fax: (717)612-1201

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	PA	16711601	Hospice License
NPI		1316921323	NPI	12/02/05
MCR		39-1671	Medicare (CGS)	09/02/05
MCD	PA	001910190-0006	Medicaid

2878 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Gentiva Hospice

3124 Wilmington Road

New Castle, PA 16105-1100    Co. Lawrence

Phone: (724)654-2210

Fax: (724)654-2213

ADS of 2741 Pittsburgh

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP		N/A	Licensed Under Parent
MCR		39-1612	Medicare Under Parent	03/01/12

Gentiva	Page 33
Hospice Locations	of 46

2741 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Gentiva Hospice

190 Bilmar Drive

Suite 200

Pittsburgh, PA 15205-4611    Co. Allegheny

Phone: (412)920-5500

Fax: (412)920-5515

ADS - New Castle 02878

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	PA	161299	Hospice License
NPI		1437150430	NPI	08/02/05
MCR		39-1612	Medicare (CGS)	08/26/96
MCD	PA	001910190-0007	Medicaid	03/01/07

2740 VistaCare USA, LLC     Tax ID: 86-0914505

Gentiva Hospice

1210 Northbrook Drive

Suite 220

Trevose, PA 19053-2518    Co. Bucks

Phone: (215)322-5746

Fax: (215)364-1506

ADS of 2739 Blue Bell

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	PA	N/A	Licensed Under Parent
MCR		39-1622	Medicare Under Parent	09/30/08
MCDP	PA	N/A	Medicaid Under Parent

RHODE ISLAND

2743 Odyssey HealthCare Operating B, LP     Tax ID: 75-2937832

Gentiva Hospice

2374 Post Road

Suite 206

Warwick, RI 02886-2270    Co. Kent

Phone: (401)738-1492

Fax: (401)738-4029

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	RI	HSP01627	Hospice License	10/20/11
NPI		1699776187	NPI	08/09/05
MCR		41-1511	Medicare (NHIC)	09/29/04
MCD	RI	OH54245	Medicaid	09/29/04

SOUTH CAROLINA (CON State - Inpatient hospice providers only)

2780 VistaCare USA, LLC     Tax ID: 86-0914505

Gentiva Hospice

15 Brendan Way

Suite 100

Greenville, SC 29615-3562    Co. Greenville

Phone: (864)297-3164

Fax: (864)297-3159

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HPC-0058	Hospice License	08/26/98
NPI		1013962034	NPI	05/25/06
MCR		42-1534	Medicare (Palmetto)	07/16/97
MCD	SC	HSP036	Medicaid	01/27/99

Gentiva	Page 34
Hospice Locations	of 46

2641 Wiregrass Hospice of South Carolina, LLC     Tax ID: 34-2053721

Hospice Center of Hospice of Charleston

676 Wando Park Blvd.

Mount Pleasant, SC 29464-7936    Co. Charleston

Phone: (843)654-5755

Fax: (843)266-3489

IPU of 2640 North Charleston

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HPF-0005	Hospice In-Patient Unit License	08/02/08
MCR		42-1503	Medicare Under Parent
CLI		42D1089129	CLIA Waiver	09/11/08
CON	SC	SC-03-51	CON	09/12/03
MDW	SC	SC10-1684G	Infectious Waste Generator Registration

2640 Wiregrass Hospice of South Carolina, LLC     Tax ID: 34-2053721

Hospice of Charleston

4975 Lacross Road

Suite 200

North Charleston, SC 29406-6531    Co. Charleston

Phone: (843)529-3100

Fax: (843)266-3489

IPU - Mount Pleasant 02641

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HPC-0007	Hospice License	08/02/08
NPI		1780849026	NPI	08/02/08
MCR		42-1503	Medicare (Palmetto)	01/01/88
MCD	SC	HSP-102	Medicaid	08/02/08
CLI		42D1051438	CLIA Waiver
MDW	SC	SC10-1295G	Infectious Waste Generator

2779 Odyssey HealthCare Operating B, LP     Tax ID: 75-2937832

Odyssey Hospice

5965 Core Avenue

Suite 603

North Charleston, SC 29406-6087    Co. Charleston

Phone: (843)554-4048

Fax: (843)747-6407

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HPC-0071	Hospice License
NPI	SC	1528069168	NPI	08/04/05
MCR	SC	42-1526	Medicare (Palmetto)	12/01/93
MCD	SC	HSP048	Medicaid

2511 Wiregrass Hospice of South Carolina, LLC     Tax ID: 34-2053721

Gentiva Hospice

905 East Main Street

Suite 2

Spartanburg, SC 29302-2182    Co. Spartanburg

Phone: (864)585-6500

Fax: (864)585-6553

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HPC-0103	Hospice License	02/22/06
NPI		1861445835	NPI Number	05/18/06
MCR		42-1571	Medicare (Palmetto)	10/17/06
MCD	SC	HSP083	Medicaid	10/17/06
CLI		42D1050922	CLIA Waiver	02/15/06
MDW	SC	SC42-2233G	Infectious Waste Generator	08/20/13

Gentiva	Page 35
Hospice Locations	of 46

TENNESSEE (CON State)

2298 Wiregrass Hospice, LLC     Tax ID: 82-0559182

Gentiva Hospice

851 South Willow Ave.

Suite 102

Cookeville, TN 38501-4223    Co. Putnam

Phone: (931)528-5133

Fax: (931)372-0249

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	331	Hospice License	06/01/06
NPI		1720081409	NPI	05/24/05
MCR		44-1520	Medicare (Palmetto)	06/01/06
MCD	TN	0441520	Medicaid	07/01/90
CLI		44D1055492	CLIA Waiver	06/16/06
CON		N/A

2784 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Gentiva Hospice

5350 Poplar Avenue

Suite 850

Memphis, TN 38119-0618    Co. Shelby

Phone: (901)818-5600

Fax: (901)818-5640

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	0000000602	Hospice License	05/01/03
NPI		1154322139	NPI	08/02/05
MCR		44-1580	Medicare (Palmetto)	05/01/03
MCD	TN	0441580	Medicaid	05/01/03
CON	TN	CN0005-038A	Certificate of Need	02/28/01

2787 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Gentiva Hospice

1400 Donelson Pike

Suite B5

Nashville, TN 37217-3013    Co. Davidson

Phone: (615)365-1009

Fax: (615)366-3418

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	0000000346	Hospice License
NPI		1649435579	NPI - Part B	07/21/08
NPI		1649271578	NPI - Part A	08/02/05
MCR		44-1553	Medicare Part A (Palmetto)	07/01/01
MCD	TN	0441553	Medicaid	07/01/01
CON	TN	N/A	CON
PTB		3373623	Medicare Part B (CAHABA)	06/01/09

Gentiva	Page 36
Hospice Locations	of 46

TEXAS

2796 Family Hospice, Ltd.     Tax ID: 75-2588221

Odyssey Hospice

6900 I-40 West

Suite 150

Amarillo, TX 79106-2522     Co. Potter

Phone: (806)372-7696

Fax: (806)372-2825

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	007947	Hospice License
NPI		1740235159	NPI	05/23/06
MCR		45-1724	Medicare (Palmetto)	04/03/03
MCD	TX	001013250	Medicaid	04/01/05
CLI		45D1030692	CLIA Waiver

2809 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Odyssey Hospice

4201 W. Parmer Lane, Bldg. C

Suite 100

Austin, TX 78727-4161     Co. Travis

Phone: (512)310-0214

Fax: (512)310-9328

ADS - Georgetown 02873

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	007845	Hospice License
NPI		1760483671	NPI	08/02/05
MCR		45-1715	Medicare (Palmetto)	04/09/02
MCD	TX	001004062	Medicaid	07/01/02

2820 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Odyssey Hospice

550 Fannin Street

Suite 1230

Beaumont, TX 77701-3313     Co. Jefferson

Phone: (409)212-0020

Fax: (409)212-0022

ADS - Jasper 02821

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	007790	Hospice License
NPI		1821099714	NPI	08/02/05
MCR		45-1638	Medicare (Palmetto)	07/01/01
MCD	TX	001003397	Medicaid	11/01/01

2831 Odyssey HealthCare of South Texas, LLC     Tax ID: 26-2529581

Odyssey Hospice

2501 Paredes Line Road

Suite B-9

Brownsville, TX 78526-1194     Co. Cameron

Phone: (956)504-5298

Fax: (956)504-9265

Joint Venture

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	012130	Hospice License
NPI		1255332961	NPI	08/03/05
MCR		45-1667	Medicare (Palmetto)	08/01/03
MCD	TX	001016586	Medicaid	09/01/06

Gentiva	Page 37
Hospice Locations	of 46

2822 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Odyssey Hospice

100 I-45 North

Suite 300

Conroe, TX 77301-2701     Co. Montgomery

Phone: (936)788-7707

Fax: (936)788-7708

IPU - Conroe 02823

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	009029	Hospice License
NPI		1386645273	NPI	08/02/05
MCR		45-1568	Medicare (Palmetto)	01/15/04
MCD	TX	001012312	Medicaid	01/15/04

2823 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Odyssey Hospice

233 I-45 North

Conroe, TX 77304-2307     Co. Montgomery

Phone: (936)539-1400

Fax: (936)539-1402

IPU of 2822 Conroe

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	N/A	Hospice In-Patient Unit Licensed Under Parent
MCR		45-1568	Medicare Under Parent	09/07/05
MCDP	TX	N/A	Medicaid Under Parent
CLI		45D1040208	CLIA Waiver

2825 Vista Hospice Care, LLC     Tax ID: 86-0808230

Odyssey Hospice

5350 South Staples Street

Suite 400

Corpus Christi, TX 78411-4654     Co. Nueces

Phone: (361)992-2700

Fax: (361)992-2703

IPU - Corpus Christi 02826

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	005215	Hospice License
NPI		1831145895	NPI	05/25/06
MCR		45-1644	Medicare (Palmetto)	10/31/96
MCD	TX	000215900	Medicaid	09/01/99

2826 Vista Hospice Care, LLC     Tax ID: 86-0808230

Odyssey Hospice

Trinity Towers,

101 North Upper Broadway Street

Corpus Christi, TX 78401-2756     Co. Nueces

Phone: (361)653-3500

Fax: (361)653-3540

IPU of 2825 Corpus Christi

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	N/A	Hospice In-Patient Unit Licensed Under Parent
MCR		45-1644	Medicare Under Parent	10/18/07
MCDP	TX	N/A	Medicaid Under Parent
CLI		45D1061915	CLIA Wavier

Gentiva	Page 38
Hospice Locations	of 46

2748 Family Hospice, Ltd.     Tax ID: 75-2588221

Odyssey Hospice

7557 Rambler Road

Suite 112

Dallas, TX 75231-2303     Co. Dallas

Phone: (214)231-3914

Fax: (214)630-4032

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	004059	Hospice License
NPI		1033129887	NPI	08/08/06
MCR		45-1527	Medicare (Palmetto)	10/18/88
MCD	TX	000216100	Medicaid	06/18/05

2877 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Odyssey Hospice

3500 Wheatland Drive

Suite 5th Floor

Dallas, TX 75237-3460     Co. Dallas

Phone: (972)298-1597

Fax: (972)298-1541

ADS/IPU of 2760 Waxahachie

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	008430	Licensed Under parent	10/29/12
MCR		45-1699	Medicare Under Parent	03/16/13
MCDP		N/A	Medicaid Under Parent
CLI		45D2047012	CLIA Waiver	09/17/12

2747 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Odyssey Hospice

2817 S. Mayhill Road

Suite 120

Denton, TX 76208-5967     Co. Denton

Phone: (940)566-0018

Fax: (940)566-4955

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	007693	Hospice License
NPI		1841291812	NPI	08/02/05
MCR		45-1571	Medicare (Palmetto)	02/21/97
MCD	TX	001003356	Medicaid	09/01/06

2800 Odyssey HealthCare Operating A, LP     Tax ID: 75-2752908

Gentiva Hospice

7500 Viscount Blvd.

Suite C-83

El Paso, TX 79925-5693     Co. El Paso

Phone: (915)778-9058

Fax: (915)778-9053

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	007770	Hospice License
NPI		1194726083	NPI	08/02/05
MCR		45-1705	Medicare (Palmetto)	07/01/01
MCD	TX	001003376	Medicaid	11/01/01

Gentiva	Page 39
Hospice Locations	of 46

2749 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

2630 West Freeway

Suite 102

Fort Worth, TX 76102-7117    Co. Tarrant

Phone: (817)338-1512

Fax: (817)339-2577

IPU - Fort Worth 02750

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	007701	Hospice License
NPI		1477554368	NPI	08/02/05
MCR		45-1618	Medicare (Palmetto)	07/01/01
MCD	TX	001003374	Medicaid	11/01/01

2750 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

6940 River Park Circle

Fort Worth, TX 76116-0525    Co. Tarrant

Phone: (817)989-2223

Fax: (817)989-2226

IPU of 2749 Fort Worth

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	007701	Hospice In-Patient Unit Licensed Under Parent
MCR		45-1618	Medicare Under Parent	11/24/08
MCDP	TX	N/A	Medicaid Under Parent	11/24/08
CLI		45D1068344	CLIA Waiver

2873 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

205 East University Ave.

Suite 100

Georgetown, TX 78626-6815    Co. Williamson

Phone: (512)869-3151

Fax: (512)869-3152

ADS of 2809 Austin

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	7845	Licensed Under Parent
MCR		45-1715	Medicare Under Parent
MCDP		Pending	Medicaid Under Parent

2751 Family Hospice, Ltd.     Tax ID: 75-2588221

Odyssey Hospice

2824 Terrell Road

Suite 500

Greenville, TX 75402-5529    Co. Hunt

Phone: (903)454-1107

Fax: (903)454-2177

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	008082	Hospice License
NPI		1821043852	NPI	05/25/06
MCR		45-1722	Medicare (Palmetto)	02/24/03
MCD	TX	000219300	Medicaid	06/18/05

Gentiva	Page 40
Hospice Locations	of 46

2827 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

10110 West Sam Houston Parkway South

Suite 110

Houston, TX 77099-5153     Co. Harris

Phone: (281)568-5548

Fax: (281)568-5666

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	007698	Hospice License
NPI		1568463453	NPI	08/02/05
MCR		45-1647	Medicare (Palmetto)	01/01/98
MCD	TX	001003375	Medicaid	11/01/01

2829 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

13325 Hargrave Road

Suite 230

Houston, TX 77070-4540    Co. Harris

Phone: (281)469-3697

Fax: (281)477-3973

IPU - Houston 02830

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	004058	Hospice License
NPI		1164432910	NPI	08/08/06
MCR		45-1560	Medicare (Palmetto)
MCD	TX	000215300	Medicaid	09/01/99

2830 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

303 Lantern Bend Drive,

Third Floor

Houston, TX 77090-2823    Co. Harris

Phone: (281)943-6512

Fax: (281)943-6513

IPU of 2829 Houston

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	N/A	Hospice In-Patient Unit Licensed Under Parent
MCR		45-1560	Medicare Under Parent	07/28/05
CLI		45D1037301	CLIA Waiver

2821 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

902 North Wheeler Street

Suite 1

Jasper, TX 75951-3129    Co. Jasper

Phone: (409)384-4336

Fax: (409)489-0579

ADS of 2820 Beaumont

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	N/A	Licensed Under Parent
MCR		45-1638	Medicare Under Parent	05/12/06
MCDP	TX	N/A	Medicaid Under Parent

Gentiva	Page 41
Hospice Locations	of 46

2817 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

1001 Water Street

Suite B-100

Kerrville, TX 78028-3513    Co. Kerr

Phone: (830)792-6200

Fax: (830)792-6204

ADS of 2816 San Antonio

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	N/A	Licensed Under Parent
MCR		45-1563	Medicare Under Parent
MCD	TX	000219700	Medicaid	01/01/01

2805 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

1717A Norfolk Avenue,

4th Floor

Suite A

Lubbock, TX 79416-6065    Co. Lubbock

Phone: (806)748-1041

Fax: (806)748-6133

IPU - Lubbock 02806

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	005035	Hospice License
NPI		1720098585	NPI	08/08/06
MCR		45-1520	Medicare (Palmetto)
MCD	TX	000215200	Medicaid	09/01/99

2806 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

1717A Norfolk Avenue,

4th Floor

Suite B

Lubbock, TX 79416-6065    Co. Lubbock

Phone: (806)784-3825

Fax: (806)791-5800

IPU of 2805 Lubbock

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	N/A	Hospice In-Patient Unit Licensed Under Parent
MCR		45-1520	Medicare Under Parent	05/31/06
CLI		45D1053395	CLIA Waiver	04/24/06

2813 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

402 North Bryant Blvd.

San Angelo, TX 76903-5257    Co. Tom Green

Phone: (325)481-0123

Fax: (325)481-3211

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	006693	Hospice License
NPI		1609822295	NPI	05/25/06
MCR		45-1697	Medicare (Palmetto)	11/10/99
MCD	TX	000219500	Medicaid	06/18/05

Gentiva	Page 42
Hospice Locations	of 46

2814 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

4440 South Piedras Drive

Suite 125

San Antonio, TX 78228-1241    Co. Bexar

Phone: (210)733-1212

Fax: (210)733-1331

IPU - San Antonio 02815

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	007712	Hospice License
NPI		1437150141	NPI	08/03/05
MCR		45-1682	Medicare (Palmetto)	07/09/98
MCD	TX	001003272	Medicaid	10/01/01

2815 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

13431 Blanco Road

San Antonio, TX 78216-2187    Co. Bexar

Phone: (210)492-1400

Fax: (210)492-1475

IPU of 2814 San Antonio

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	N/A	Hospice In-Patient Unit Licensed Under Parent
MCR		45-1682	Medicare Under Parent	02/27/07
MCDP	TX	N/A	Medicaid Under Parent
CLI		45D1048991	CLIA Wavier

2816 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

1222 N. Main Avenue

Suite 600

San Antonio, TX 78212-5713    Co. Bexar

Phone: (210)738-8141

Fax: (210)738-3507

ADS - Kerrville 02817

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	004072	Hospice License
NPI		1265441190	NPI	08/07/06
MCR		45-1563	Medicare (Palmetto)	08/19/92
MCD	TX	000216000	Medicaid	06/18/05

2812 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

1911 Corporate Drive

Suite 104

San Marcos, TX 78666-6171    Co. Hays

Phone: (512)392-9138

Fax: (512)392-9148

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	004098	Hospice License
NPI		1790795524	NPI	08/08/06
MCR		45-1640	Medicare (Palmetto)
MCD	TX	001013335	Medicaid	05/01/05

Gentiva	Page 43
Hospice Locations	of 46

2832 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

2626 South 37th Street

Suite B

Temple, TX 76504-7136    Co. Bell

Phone: (254)742-2000

Fax: (254)742-2023

ADS - Waco 02833

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	004135	Hospice License
NPI		1588674352	NPI	08/08/06
MCR		45-1542	Medicare (Palmetto)	06/30/98
MCD	TX	000212400	Medicaid	09/01/99

2833 Family Hospice, Ltd.    Tax ID: 75-2588221

Odyssey Hospice

510 North Valley Mills Drive

Suite 703

Waco, TX 76710-6077    Co. Mclennan

Phone: (254)399-0963

Fax: (254)399-8200

ADS of 2832 Temple

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	TX	N/A	Licensed Under Parent
MCR		45-1542	Medicare Under Parent	09/22/05
MCD	TX	001013936	Medicaid	01/01/06

2760 Odyssey HealthCare Operating A, LP    Tax ID: 75-2752908

Odyssey Hospice

2001 Bates Drive

Suite 400

Waxahachie, TX 75167-4826    Co. Ellis

Phone: (972)938-9888

Fax: (972)938-9838

ADS/IPU - Dallas 02877

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	008430	Hospice License
NPI		1417958380	NPI	08/02/05
MCR		45-1699	Medicare (Palmetto)	02/01/03
MCD	TX	001004555	Medicaid	02/01/03

UTAH

2807 Vista Hospice Care, LLC    Tax ID: 86-0808230

Gentiva Hospice

4905 South 1500 West

Suite 100

Riverdale, UT 84405-7176    Co. Weber

Phone: (801)475-5300

Fax: (801)475-5235

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	UT	816	Hospice License
NPI		1578518775	NPI
MCR		46-1502	Medicare (Palmetto)	06/01/96
MCD	UT	860808230004	Medicaid

Gentiva	Page 44
Hospice Locations	of 46

2808 Vista Hospice Care, LLC    Tax ID: 86-0808230

Gentiva Hospice

1111 East Brickyard Road

Suite 107

Salt Lake City, UT 84106-2590    Co. Salt Lake

Phone: (801)467-7772

Fax: (801)467-7799

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	UT	2013-Hosp-814	Hospice License
NPI		1376599738	NPI
MCR		46-1507	Medicare (Palmetto)	05/01/96
MCD	UT	860808230018	Medicaid
MCD	NV	1376599738	Medicaid

VIRGINIA

2745 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

2801 Boulevard

Suite G

Colonial Heights, VA 23834-2323    Co. Colonial Heights

Phone: (804)504-0031

Fax: (804)504-0097

ADS of 2744 Richmond

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	HSP-13158	Hospice License
NPI		1740422047	NPI	04/01/09
MCR		49-1568	Medicare Under Parent	01/29/09
MCD	VA	1740422047	Medicaid	01/29/09

2744 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

8000 Franklin Farms Drive

Suite 100

Richmond, VA 23229-5002    Co. Henrico

Phone: (804)290-4300

Fax: (804)282-4535

ADS - Colonial Heights 02745

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	HSP-1388	Hospice License
NPI		1265433718	NPI	08/09/05
MCR		49-1568	Medicare (Palmetto)	11/13/03
MCD	VA	010047871	Medicaid	11/13/03

2734 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

8229 Boone Blvd.

Suite 510

Vienna, VA 22182-2634    Co. Fairfax

Phone: (703)821-9200

Fax: (703)821-9700

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	HSP-1390	Hospice License
NPI		1255332888	NPI	08/04/05
MCR		49-1569	Medicare (Palmetto)	03/25/04
MCD	VA	010069165	Medicaid	03/25/04
MCD	DC	060338800	Medicaid	11/09/11

Gentiva	Page 45
Hospice Locations	of 46

2738 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

5544 Greenwich Rd

Suite 202

Virginia Beach, VA 23462-6563    Co. Virginia Beach C

Phone: (757)461-0600

Fax: (757)461-0610

ADS - Williamsburg 02887

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	HSP-1364	Hospice License
NPI	VA	1346241981	NPI	08/04/05
MCR		49-1562	Medicare (Palmetto)	02/21/02
MCD	VA	4910524	Medicaid	02/21/02

2887 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

217 Bulifants Blvd.

Suite A

Williamsburg, VA 23188-5751    Co. York

Phone: (757)259-2481

Fax: (757)259-2482

ADS of 2738 Virginia Beach

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	HSP-13194	Hospice Licensure	04/19/13
MCR		49-1562	Medicare Under Parent	04/09/13

WASHINGTON (CON State)

2891 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

22820 E. Appleway Ave

Liberty Lake, WA 99019-9514    Co. Spokane

Phone: (509)789-4377

Fax: (509)755-4962

ADS - Pullman 02892

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.60308060	Certified license	12/20/12
NPI		1205183878	NPI
MCR		50-1534	Medicare (NGS)
MCD	ID	1205183878(ID)	Medicaid	02/13/13
MCD	WA	1205183878	Washington Medicaid	09/01/12
CON	WA	N/A	CON Whitman County, WA
CON	WA	1448	CON Spokane County, WA	08/05/11

2892 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

1610 NE Eastgate Blvd

Suite 610

Pullman, WA 99163-5625    Co. Whitman

Phone: (509)332-2236

Fax: (509)332-2338

ADS of 2891 Liberty Lake

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		50-1534	Medicare - Hospice branch
MCDP	WA	1205183878	Medicaid	09/01/12
MCDP	ID	1205183878(ID)	Medicaid	02/13/13

Gentiva	Page 46
Hospice Locations	of 46

2884 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Odyssey Hospice

115 NE 100th Street

Bldg A

Suite 210

Seattle, WA 98125-8099    Co. King

Phone: (206)525-1090

Fax: (206)525-1091

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.60330209	Hospice	07/02/13
NPI		1689906125	NPI	02/09/10
CON	WA	1416R	CON	03/07/12

WISCONSIN

2722 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

197 West Chestnut Street

Suite 100

Burlington, WI 53105-1200    Co. Racine

Phone: (262)767-8674

Fax: (262)767-8993

ADS of 2721 West Allis

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LUP	WI	N/A	Licensed Under Parent
MCR		52-1559	Medicare Under Parent
MCDP	WI	N/A	Medicaid Under Parent

2721 Odyssey HealthCare Operating B, LP    Tax ID: 75-2937832

Gentiva Hospice

10150 West National Avenue

Suite 200

West Allis, WI 53227-2145    Co. Milwaukee

Phone: (414)546-3200

Fax: (414)546-3401

ADS - Burlington 02722

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WI	553	Hospice License (Perpetual License)	09/09/96
NPI		1538160163	NPI	08/04/05
MCR		52-1559	Medicare (NGS-WI)	07/01/01
MCD	WI	43189400	Medicaid
ANRP	WI	N/A	Hospice Annual Report

Gentiva	Page 1
Home Health Agency Licensed, Medicare-Approved Locations	of 68

ALABAMA (CON State)

2412 Mid-South Home Health of Gadsden, LLC    Tax ID: 14-1909499

Gentiva Health Services

8612 Highway 431

Suite 1

Albertville, AL 35950-0153    Co. Marshall

Phone: (256)878-1113

Fax: (256)878-3313

Branch of 2416 Rainbow City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7018	Medicare under parent
BID		01Q7018003	Medicare Branch ID number

2076 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

1309 Antioch Road

Andalusia, AL 36420-3419    Co. Covington

Phone: (334)222-2172

Fax: (334)222-0757

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7121A	Medicare (CGS)	09/27/93
MCD	AL	GEN7121A	Medicaid	11/07/98
OTH	AL	039-H7121	SHPDA ID
NPI		1730118621	NPI	07/02/06

2174 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1328 Greenbrier Dear Road

Anniston, AL 36207-6702    Co. Calhoun

Phone: (256)835-7101

Fax: (256)835-7190

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7151	Medicare (CGS)	10/05/00
MCD	AL	GEN7151A	Medicaid	10/05/00
OTH	AL	015-H7151	SHPDA ID
NPI		1841229754	NPI	07/02/06

2558 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

905A South Clinton Street

Athens, AL 35611-3663    Co. Limestone

Phone: (256)232-9180

Fax: (256)216-5724

Branch of 2548 Moulton

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7071	Medicare under parent
BID		01Q7071001	Medicare Branch ID number

Gentiva	Page 2
Home Health Agency Licensed, Medicare-Approved Locations	of 68

966 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1108 East Park Drive

Birmingham, AL 35235-2560    Co. Jefferson

Phone: (205)836-0777

Fax: (205)945-8605

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7054	Medicare (CGS)	09/04/84
MCD	AL	GEN7054A	Medicaid	10/01/87
OTH	AL	073-H7054	SHPDA ID
NPI		1477582393	NPI	07/02/06

2559 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

2200 Riverchase Center

Suite 700

Birmingham, AL 35244-2915    Co. Shelby

Phone: (205)739-7800

Fax: (205)985-0158

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7026	Medicare (Palmetto)
MCD	AL	MID7026A	Medicaid
OTH	AL	073-H7026	SHPDA ID
NPI		1962459438	NPI	05/28/06

2650 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

118 6th Street South

Clanton, AL 35045-3540    Co. Chilton

Phone: (205)755-9926

Fax: (205)755-7597

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7166	Medicare (Palmetto)	05/11/09
MCD	AL	113425	Medicaid	05/11/09
OTH	AL	021-H7166	SHPDA ID
NPI		1003067000	NPI	10/08/08

2651 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

1217 Cullman Shopping Center NW

Cullman, AL 35055-2859    Co. Cullman

Phone: (256)739-2992

Fax: (256)739-2932

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7171	Medicare (Palmetto)	09/02/09
MCD	AL	115216	Medicaid ID	09/02/09
OTH	AL	043-H7171	SHPDA ID
NPI		1285885285	NPI	10/08/08

Gentiva	Page 3
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2560 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

9037 Independence Avenue

Suite B

Daphne, AL 36526-7694    Co. Baldwin

Phone: (251)621-0882

Fax: (251)621-1942

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7058	Medicare (Palmetto)
MCD	AL	MID7058A	Medicaid
OTH	AL	003-H7058	SHPDA ID
NPI		1497784326	NPI	07/02/06

2598 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2740 Headland Avenue

Dothan, AL 36303-1236    Co. Houston

Phone: (334)944-2290

Fax: (334)699-3041

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7164	Medicare (CGS)	02/27/08
MCD	AL	116506	Medicaid	02/27/08
OTH	AL	069-H7164	SHPDA ID
NPI		1467489385	NPI

2421 Mid-South Home Health Agency, LLC    Tax ID: 82-0559199

Gentiva Health Services

1239 Rucker Blvd.

Enterprise, AL 36330-3624    Co. Coffee

Phone: (334)347-0234

Fax: (334)393-4495

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7013	Medicare (Palmetto)
MCD	AL	HOM7013A	Medicaid
OTH	AL	031-H7013	SHPDA ID
NPI		1174552939	NPI	07/02/06

2545 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

3242 Florence Boulevard

Florence, AL 35634-2539    Co. Lauderdale

Phone: (256)764-9001

Fax: (256)767-9003

Branch of 2548 Moulton

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7071	Medicare under parent
BID		01Q7071003	Medicare Branch ID number

Gentiva	Page 4
Home Health Agency Licensed, Medicare-Approved Locations	of 68

737 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1390 N. McKenzie St.

Foley, AL 36535-2232    Co. Baldwin

Phone: (251)943-3002

Fax: (251)943-3302

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7052	Medicare (CGS)	09/20/84
OTH	AL	003-H7052	SHPDA ID
NPI		1306875059	NPI	07/02/06

2415 Mid-South Home Health of Gadsden, LLC    Tax ID: 14-1909499

Gentiva Health Services

716 Gault Avenue N

Fort Payne, AL 35967-2628    Co. De Kalb

Phone: (256)845-8994

Fax: (256)845-8964

Branch of 2416 Rainbow City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7018	Medicare under parent
BID		01Q7018002	Medicare Branch ID number

2423 Mid-South Home Health Agency, LLC    Tax ID: 82-0559199

Gentiva Health Services

101 North Lincoln Street

Geneva, AL 36340-1210    Co. Geneva

Phone: (334)684-3919

Fax: (334)684-2394

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7048	Medicare (Palmetto)
MCD	AL	HOM7048A	Medicaid
OTH	AL	039-H7048	SHPDA ID
NPI		1457380172	NPI	07/03/06

2674 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

12731 Hwy 17

(Mail: PO Box 300, zip code 36908-0300)

Suite 3

Gilbertown, AL 36908-5229    Co. Choctaw

Phone: (251)843-2808

Fax: (251)843-2777

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7090	Medicare ((Palmetto)
MCD	AL	118177	Medicaid
OTH	AL	023-H7090	SHPDA ID
NPI		1457587404	NPI	06/04/09

Gentiva	Page 5
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2575 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

185 Chateau Drive SW

Suite 102

Huntsville, AL 35801-7416    Co. Madison

Phone: (256)881-3266

Fax: (256)881-4015

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7161	Medicare (Palmetto)	03/15/07
MCD	AL	100830	Medicaid	03/15/07
OTH	AL	089-H4506	SHPDA ID
NPI		1952345233	NPI	06/16/06

2652 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

1458 Jones Dairy Road

Suite 100

Jasper, AL 35501-6111    Co. Walker

Phone: (205)221-5234

Fax: (205)221-5242

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7170	Medicare (Palmetto)	09/04/09
MCD	AL	115181	Medicaid	09/04/09
OTH	AL	127-H7170	SHPDA ID
NPI		1093966095	NPI	10/08/08

2653 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

824 Western America Drive

Mobile, AL 36609-4100    Co. Mobile

Phone: (251)316-0917

Fax: (251)316-3785

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7168	Medicare (Palmetto)	05/21/09
MCD	AL	115209	Medicaid	05/21/09
OTH	AL	097-H7168	SHPDA ID
NPI		1457502452	NPI	10/08/08

2548 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

12521 Alabama Hwy. 157

Suite E and F

Moulton, AL 35650-1937    Co. Lawrence

Phone: (256) 974-2741

Fax: (256) 974-7287

Branch - Branch - Russellville 02551

Branch - Branch - Athens 02558

Branch - Branch - Florence 02545

Branch - Branch - Muscle Shoals 02576

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7071	Medicare (Palmetto)
MCD	AL	MID7071A	Medicaid
OTH	AL	079-H7071	SHPDA ID
NPI		1376572081	NPI	07/03/06

Gentiva	Page 6
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2576 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

716 State Street

Muscle Shoals, AL 35661-2940    Co. Colbert

Phone: (256)389-2855

Fax: (256)389-2885

Branch of 2548 Moulton

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7071	Medicare Under Parent
BID		01Q7071006	Medicare Branch ID Number	10/01/06

2654 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

3319 Dr. John Haynes Dr.

Suite 4

Pell City, AL 35125-1583    Co. Saint Clair

Phone: (205)338-8440

Fax: (205)338-8443

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7167	Medicare (Palmetto)	05/20/09
MCD	AL	114806	Medicaid	05/20/09
OTH	AL	115-H7167	SHPDA ID
NPI		1366693368	NPI	10/08/08

2410 Chattahoochee Valley Home Health, LLC    Tax ID: 34-1994007

Gentiva Health Services

River Chase Office Park,

5009 River Chase Dr., Bldg 100

Suite D

Phenix City, AL 36867-7484    Co. Russell

Phone: (334)297-6900

Fax: (334)297-6903

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7307	Medicare (Palmetto)	05/04/82
MCD	AL	141925	Medicaid	07/01/12
OTH	AL	113-H7307	SHPDA ID
NPI		1336170570	NPI	07/05/06

2676 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

11123 Chantilly Parkway,

Unit L

Pike Road, AL 36064-2881    Co. Montgomery

Phone: (334)270-1151

Fax: (334)270-1154

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7056	Medicare (Palmetto)	12/03/84
MCD	AL	MID7056A	Medicaid
OTH	AL	101-H7056	SHPDA ID
NPI		1013946722	NPI	07/03/06

Gentiva	Page 7
Home Health Agency Licensed, Medicare-Approved Locations	of 68

802 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1294-A East Main Street

Prattville, AL 36066-5527    Co. Autauga

Phone: (334)361-9806

Fax: (334)361-9827

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7055	Medicare (CGS)	06/08/84
MCD	AL	GEN7055A	Medicaid	11/01/88
MCD	AL	000041146	Cert DME Medicaid	08/30/94
OTH	AL	001-H7055	SHPDA ID
NPI		1134158843	NPI	07/03/06

2416 Mid-South Home Health of Gadsden, LLC    Tax ID: 14-1909499

Gentiva Health Services

3225 Rainbow Drive

Suite 256

Rainbow City, AL 35906-5861    Co. Etowah

Phone: (256)442-1138

Fax: (256)442-3136

Branch - Branch - Albertville 02412

Branch - Branch - Fort Payne 02415

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7018	Medicare (Palmetto)
MCD	AL	MID7018A	Medicaid
OTH	AL	055-H7018	SHPDA ID
NPI		1740219591	NPI	07/02/06

2551 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

12200 Highway 43 Bypass

Russellville, AL 35653-4737    Co. Franklin

Phone: (256)332-3375

Fax: (256)332-6505

Branch of 2548 Moulton

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7071	Medicare under parent
BID		01Q7071005	Medicare Branch ID number

2430 Mid-South Home Health, LLC    Tax ID: 63-0772385

Gentiva Health Services

200 Central Park Place

Selma, AL 36701-7735    Co. Dallas

Phone: (334)872-6637

Fax: (334)872-6620

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7084	Medicare (Palmetto)
OTH	AL	047-H7084	SHPDA ID
NPI		1558392795	NPI	07/05/06

Gentiva	Page 8
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2173 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1025 West Fort Williams St.

Sylacauga, AL 35150-2301    Co. Talladega

Phone: (256)249-4363

Fax: (256)249-3619

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-7152	Medicare (CGS)	10/05/00
MCD	AL	GEN7152A	Medicaid	10/05/00
MCD	AL	009907095	DME Medicaid	11/01/02
OTH	AL	121-H7152	SHPDA ID
NPI		1275564437	NPI	07/05/06

ARKANSAS (CON State)

695 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

3321 South 74th Street

Suite B

Fort Smith, AR 72903-5094    Co. Sebastian

Phone: (479)452-0424

Fax: (479)452-0960

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AR	AR4999	Certified Class A License
MCR		04-7038	Medicare (CGS)	02/16/82
MCD	AR	129054514	HHA Medicaid	03/01/89
NPI		1619909884	NPI	06/23/06

696 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4328 Central Avenue

Suite E

Hot Springs, AR 71913-5907    Co. Garland

Phone: (501)525-5888

Fax: (501)525-5897

Branch - Branch - Hot Springs Village 02663

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AR	AR4681	Certified Class A License
MCR		04-7105	Medicare (CGS)	10/12/88
MCD	AR	129062514	HHA Medicaid	01/01/96
NPI		1235161407	NPI	06/23/06

2663 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4409 North Hwy 7,

Summers Bldg.

Suite 10

Hot Springs Village, AR 71909-9318    Co. Garland

Phone: (501)984-5034

Fax: (501)984-5037

Branch of 696 Hot Springs

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		04-7105	Medicare Under Parent
BID		04Q7105001	Medicare Branch ID#	03/19/09

Gentiva	Page 9
Home Health Agency Licensed, Medicare-Approved Locations	of 68

98 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

10825 Financial Centre Parkway

Suite 210

Little Rock, AR 72211-3545    Co. Pulaski

Phone: (501)223-8310

Fax: (501)223-8315

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AR	AR4831	Certified Class A License
MCR		04-7029	Medicare (CGS)	10/22/81
MCD	AR	129059514	HHA Medicaid	10/01/87
NPI		1093747347	NPI	06/23/06

ARIZONA

2656 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1910 South Stapely Drive

Suite 107

Mesa, AZ 85204-6675    Co. Maricopa

Phone: (480)838-5553

Fax: (480)838-3347

Branch of 2603 Phoenix

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		03-7037	Medicare Under Parent
BID		03Q7037001	Medicare Branch ID	11/26/02

5 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

14050 North 83rd Avenue

Suite 150

Peoria, AZ 85381-5645    Co. Maricopa

Phone: (623)979-7471

Fax: (623)979-3352

Branch of 2603 Phoenix

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		03-7037	Medicare Under Parent
BID		03Q7037002	Medicare Branch ID	07/18/08

2603 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

16620 North 40th Street

Suite D4

Phoenix, AZ 85032-3350    Co. Maricopa

Phone: (602)992-0709

Fax: (602)992-7196

Branch - Branch - Mesa 02656

Branch - Branch - Peoria 00005

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AZ	HHA0039	Certified License	04/01/83
MCR		03-7037	Medicare (CGS)	03/21/83
MCD	AZ	333724	Certified Medicaid	01/13/89
NPI		1437185139	NPI	06/30/06

Gentiva	Page 10
Home Health Agency Licensed, Medicare-Approved Locations	of 68

45 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

6400 East El Dorado Circle

Suite 120

Tucson, AZ 85715-4601    Co. Pima

Phone: (520)731-1333

Fax: (520)731-2722

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AZ	HHA0171	Certified License	02/01/83
MCR		03-7036	Medicare (CGS)	01/27/83
MCD	AZ	351586	Certified Medicaid	01/13/89
NPI		1952337651	NPI	06/30/06

CALIFORNIA

603 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1503 North Imperial Avenue

Suite 104

El Centro, CA 92243-6301    Co. Imperial

Phone: (760)353-3773

Fax: (760)353-5128

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	080000283	Certified License
MCR		55-7139	Medicare (CGS)	07/26/91
MCD	CA	HHA57139G	Certified Medicaid
NPI		1194755223	NPI	06/23/06

878 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

3240 El Camino Real

Suite 190

Irvine, CA 92602-1385    Co. Orange

Phone: (714)505-3087

Fax: (714)505-3467

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	060000282	Certified License	11/21/90
MCR		55-7104	Medicare (CGS)	11/16/90
MCD	CA	HHA07896G	Certified Medicaid
NPI		1689600389	NPI	06/30/06

2248 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4216 Kiernan Avenue

Suite 100

Modesto, CA 95356-8500    Co. Stanislaus

Phone: (209)545-7803

Fax: (209)545-7812

Branch of 588 Stockton

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		05-8025	Medicare Under Parent	09/15/03
BID		05Q8025002	Medicare Branch ID Number	10/03/07

Gentiva	Page 11
Home Health Agency Licensed, Medicare-Approved Locations	of 68

573 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2281 Lava Ridge Court

Suite 120

Roseville, CA 95661-2804    Co. Placer

Phone: (916)929-2229

Fax: (916)929-0642

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	100000164	Certified License
MCR		05-7168	Medicare (CGS)	03/06/78
MCD	CA	HHA07168F	Certified Medicaid	12/02/97
NPI		1063444248	NPI	06/23/06

614 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2525 Camino Del Rio South

Suite 220

San Diego, CA 92108-3719    Co. San Diego

Phone: (619)299-9900

Fax: (619)299-9938

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	080000015	Certified License
MCR		05-7143	Medicare (CGS)	09/01/83
MCD	CA	HHA07143H	Certified Medicaid
NPI		1003846130	NPI	06/23/06

479 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4030 Moorpark Ave.

Suite 251

San Jose, CA 95117-1807    Co. Santa Clara

Phone: (408)261-2801

Fax: (408)261-9202

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	070000279	Certified License
MCR		55-7052	Medicare (CGS)	07/07/89
MCD	CA	HHA07842F	Certified Medicaid	12/30/97
NPI		1710919998	NPI	06/23/06

592 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

3220 S. Higuera St.

Suite 101

San Luis Obispo, CA 93401-6983    Co. San Luis Obispo

Phone: (805)544-4402

Fax: (805)544-8735

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	050000095	Certified License
MCR		05-7203	Medicare (CGS)	12/12/78
MCD	CA	HHA07203G	Certified Medicaid
NPI		1861428567	NPI	06/30/06

Gentiva	Page 12
Home Health Agency Licensed, Medicare-Approved Locations	of 68

699 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1260 North Dutton Avenue

Suite 150

Santa Rosa, CA 95401-4680    Co. Sonoma

Phone: (707)545-7114

Fax: (707)545-8026

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	010000084	Certified License	01/01/96
MCR		05-7036	Medicare (CGS)
MCD	CA	ZZR07036H	Certified Medicaid
NPI		1700813615	NPI	06/30/06

588 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

10100 Trinity Parkway

Suite 450

Stockton, CA 95219-7241    Co. San Joaquin

Phone: (209)474-7881

Fax: (209)474-2958

Branch - Branch - Modesto 02248

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	100000602	Certified License	01/01/97
MCR		05-8025	Medicare (CGS)	08/07/97
MCD	CA	HHA08025F	Certified Medicaid	10/22/97
NPI		1962434134	NPI	06/23/06

COLORADO

2636 PHHC Acquisition Corp.    Tax ID: 38-3784032

Gentiva Health Services

3650 Rebecca Lane

Colorado Springs, CO 80917-5005    Co. El Paso

Phone: (719)531-9585

Fax: (719)531-7063

Branch - Branch - Greenwood Village 02635

Branch - Branch - Pueblo 02637

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	040504	Certified License	08/31/09
MCR		06-7129	Medicare (CGS)	02/01/95
MCD	CO	26079747	Medicaid
NPI		1346408762	NPI

2635 PHHC Acquisition Corp.    Tax ID: 38-3784032

Gentiva Health Services

6000 Greenwood Plaza Blvd.

Suite 130

Greenwood Village, CO 80111-4817    Co. Arapahoe

Phone: (303)433-3500

Fax: (303)480-9746

Branch of 2636 Colorado Springs

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		06-7129	Medicare Under Parent
BID		06Q7129001	Medicare Branch ID number

Gentiva	Page 13
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2637 PHHC Acquisition Corp.    Tax ID: 38-3784032

Gentiva Health Services

2441 South Prairie Avenue

Pueblo, CO 81005-2886    Co. Pueblo

Phone: (719)583-0832

Fax: (719)583-0849

Branch of 2636 Colorado Springs

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		06-7129	Medicare Under Parent
BID		06Q7129002	Medicare Branch ID Number	06/01/08

CONNECTICUT

600 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

30 Stanford Drive

Farmington, CT 06032-2453    Co. Hartford

Phone: (860)674-1302

Fax: (860)674-9526

Branch - Branch - Old Saybrook 02693

Branch - Branch - Hamden 02200

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CT	9612801	Certified License
MCR		07-7162	Medicare (CGS)	03/30/84
MCD	CT	004043758	Certified Medicaid	03/30/94
NPI		1891726568	NPI	07/05/06

2200 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1952 Whitney Avenue, 1st Floor

Hamden, CT 06517-1209    Co. New Haven

Phone: (203)287-3174

Fax: (203)287-0256

Branch of 600 Farmington

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		07-7162	Under Parent	01/01/00
BID		07Q7162001	CMS Branch ID Number

2693 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

210 Main Street

Suite 1A & 2

Old Saybrook, CT 06475-2333    Co. Middlesex

Phone: (860)510-0210

Fax: (860)510-0508

Branch of 600 Farmington

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		07-7162	Under parent	05/15/10
BID		07Q7162003	Medicare Branch ID Number	05/15/10

Gentiva	Page 14
Home Health Agency Licensed, Medicare-Approved Locations	of 68

722 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

99 Hawley Lane

Suite 1101

Stratford, CT 06614-1204    Co. Fairfield

Phone: (203)377-5117

Fax: (203)377-5187

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CT	C9815107	Cert License	07/01/97
MCR		07-7218	Medicare (CGS)	07/01/97
MCD	CT	004177699	Cert Medicaid	07/01/97
NPI		1588691448	NPI	06/27/06

FLORIDA

2583 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

425 South Hunt Club Blvd.

Suite 1001

Apopka, FL 32703-2428    Co. Orange

Phone: (407)865-7671

Fax: (407)865-7675

Branch of 2073 Orlando

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		10-7234A	Medicare under parent
BID		10Q7234003	Medicare Branch ID Number	12/14/06

2049 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

402 43rd Street West

Bradenton, FL 34209-2953    Co. Manatee

Phone: (941)749-2990

Fax: (941)749-5299

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	204320954	Certified License	11/07/99
MCR		10-7136A	Medicare (CGS)
NPI		1700821097	NPI	06/19/06

2101 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

2215 S. Ferdon Blvd. Court Plaza

Crestview, FL 32536-8458    Co. Okaloosa

Phone: (850)682-9615

Fax: (850)682-6785

Branch of 2100 Fort Walton Beach

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		10-7240B	Medicare under parent
BID		10Q7240003	Medicare Branch ID number

Gentiva	Page 15
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2063 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

1717 North Clyde Morris Blvd.

Suite 140

Daytona Beach, FL 32117-5532    Co. Volusia

Phone: (386)274-1088

Fax: (386)274-1419

Branch - Branch - Deland 02181

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	209080962	Certified License
MCR		10-7338A	Medicare (CGS)
NPI		1114955713	NPI	06/30/06

2181 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

844 North Stone Street

Suite 206

Deland, FL 32720-3208    Co. Volusia

Phone: (386)736-9224

Fax: (386)734-3444

Branch of 2063 Daytona Beach

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		10-7338A	Medicare under parent
BID		10Q7338002	Medicare Branch ID number

2100 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

340 Beal Parkway NW

Suite B

Fort Walton Beach, FL 32548-3924    Co. Okaloosa

Phone: (850)862-3240

Fax: (850)862-7976

Branch - Branch - Crestview 02101

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	208220964	Certified License	11/07/98
MCR		10-7240B	Medicare (CGS)	06/01/87
NPI		1518991215	NPI	07/10/06

2091 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

4011 NW 43rd Street

Suite C

Gainesville, FL 32606-4609    Co. Alachua

Phone: (352)376-3221

Fax: (352)376-7525

Branch - Branch - Trenton 02093

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	202600961	Certified License
MCR		10-7486B	Medicare (CGS)	11/07/98
NPI		1114956349	NPI	07/01/06

Gentiva	Page 16
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2090 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

8657 Baypine Road

Suite 100

Jacksonville, FL 32256-8634    Co. Duval

Phone: (904)731-3515

Fax: (904)731-9303

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	208680963	Certified License
MCR		10-7290B	Medicare (CGS)	02/19/90
NPI		1689603870	NPI	07/01/06

2182 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

3296 North Greenwald Way

Kissimmee, FL 34741-0728    Co. Osceola

Phone: (407)935-1235

Fax: (407)935-1329

Branch of 2073 Orlando

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	299991525	Certified License	09/10/01
MCR		10-7234A	Medicare under parent
BID		10Q7234001	Medicare Branch ID

2084 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

419 SW State Road 247

Suite 109

Lake City, FL 32025-8318    Co. Columbia

Phone: (386)758-3490

Fax: (386)758-3493

Branch - Branch - Live Oak 02083

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	206340963	Certified License	11/07/98
MCR		10-7420A	Medicare (CGS)	11/07/98
NPI		1669406377	NPI	07/10/06

2047 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

3671 Innovation Drive

Lakeland, FL 33812-4106    Co. Polk

Phone: (863)648-9118

Fax: (863)687-7717

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	208130961	Certified License
MCR		10-7166B	Medicare (CGS)	11/07/98
NPI		1427082122	NPI	07/10/06

Gentiva	Page 17
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2085 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

2417 North Lecanto Highway

Lecanto, FL 34461-9677    Co. Citrus

Phone: (352)746-5010

Fax: (352)746-5508

Branch of 2086 Ocala

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	20872096	Certified License	11/07/98
MCR		10-7512A	Medicare under parent
BID		10Q7512001	Medicare Branch ID number

2259 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

1600 West Main Street

Leesburg, FL 34748-2811    Co. Lake

Phone: (352)787-2780

Fax: (352)787-3995

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	299991869	Certified License	01/23/04
MCR		10-8045	Medicare (CGS)	04/22/04
NPI		1134153836	NPI	07/10/06

2083 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

712 South Ohio Avenue

Live Oak, FL 32064-3817    Co. Suwannee

Phone: (386)364-4593

Fax: (386)362-6541

Branch of 2084 Lake City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	219160962	Certified License	11/07/98
MCR		10-7420A	Medicare under parent
BID		10Q7420001	Medicare Branch ID number

2639 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

2491 Commercial Park Dr.

Marianna, FL 32448-2521    Co. Jackson

Phone: (850)526-1932

Fax: (850)526-1938

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	299992355	Certified License	03/16/06
MCR		10-9102	Medicare (CGS)	09/22/08
NPI		1194918854	NPI	08/24/07

Gentiva	Page 18
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2069 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

8247 Devereux Drive

Suite 103

Melbourne, FL 32940-8227    Co. Brevard

Phone: (321)255-9995

Fax: (321)255-5874

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	213290962	Certified License
MCR		10-7112A	Medicare (CGS)
NPI		1518996461	NPI	07/02/06

2435 Access Home Health of Florida, LLC    Tax ID: 06-1451363

Gentiva Health Services

1333 Gateway Drive

Suite 1020

Melbourne, FL 32901-2648    Co. Brevard

Phone: (321)725-4799

Fax: (321)725-3703

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	213070962	Certified License
MCR		10-7383	Medicare (Palmetto)
NPI		1821027780	NPI	07/02/06

2086 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

311 SE 17th Place

Ocala, FL 34471-5224    Co. Marion

Phone: (352)402-0660

Fax: (352)629-0167

Branch - Branch - Lecanto 02085

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	20826096	Certified License	11/07/98
MCR		10-7512A	Medicare (CGS)	11/07/98
NPI		1841229515	NPI	07/02/06

2073 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

4776 New Broad St.

Suite 110

Orlando, FL 32814-6423    Co. Orange

Phone: (407)894-5703

Fax: (407)894-5704

Branch - Branch - Kissimmee 02182

Branch - Branch - Apopka 02583

Branch - Branch - Sanford 02180

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	21293096	Certified License	11/07/98
MCR		10-7234A	Medicare (CGS)	11/07/98
NPI		1023045390	NPI	06/26/06

Gentiva	Page 19
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2097 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

205 Zeagler Dr

Suite 401

Palatka, FL 32177-3887    Co. Putnam

Phone: (386)328-0202

Fax: (386)325-9872

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	208270962	Certified License	11/07/98
MCR		10-7514A	Medicare (CGS)	12/28/89
NPI		1043244742	NPI	07/10/06

2080 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

475 Harrison Avenue

Suite 250

Panama City, FL 32401-2745    Co. Bay

Phone: (850)769-3398

Fax: (850)769-4877

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	20084096	Certified License	11/07/98
MCR		10-7275A	Medicare (CGS)	11/07/98
NPI		1083648950	NPI	07/10/06

2104 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

4700 Bayou Blvd., Bldg 1C

Pensacola, FL 32503-2670    Co. Escambia

Phone: (850)477-5800

Fax: (850)477-9283

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	20768096	Certified License	11/07/98
MCR		10-7100A	Medicare (CGS)	11/07/98
NPI		1134159510	NPI	07/03/06

2881 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

1200 South Pine Island Road

Suite 375

Plantation, FL 33324-4410    Co. Broward

Phone: (954)472-1814

Fax: (954)693-0219

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	208670961	Certified License	11/07/98
MCR		10-7098B	Medicare (CGS)	11/07/98
NPI		1275562001	NPI	07/02/06

2438 Access Home Health of Florida, LLC    Tax ID: 06-1451363

Gentiva Health Services

1832 SE Port St. Lucie Blvd.

Port Saint Lucie, FL 34952-5545    Co. Saint Lucie

Phone: (772)335-3245

Fax: (772)337-5236

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	299991086	Certified License
MCR		10-7586	Medicare (Palmetto)
NPI		1831129162	NPI	07/03/06

Gentiva	Page 20
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2432 Access Home Health of Florida, LLC    Tax ID: 06-1451363

Gentiva Health Services

2906 Falkenberg Road

Riverview, FL 33578-2554    Co. Hillsborough

Phone: (813)612-5989

Fax: (813)621-9682

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	299991033	Certified License
MCR		10-7565	Medicare (Palmetto)	04/25/97
NPI		1730117482	NPI	06/29/06

2186 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

6006 49th Street North

Suite 340

Saint Petersburg, FL 33709-2149    Co. Pinellas

Phone: (727)525-0721

Fax: (727)527-7635

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	20830096	Certified License	11/07/99
MCR		10-7171B	Medicare (CGS)	11/07/98
NPI		1003844655	NPI	06/30/06

2180 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

730 Lexington Green Lane

Sanford, FL 32771-1019    Co. Seminole

Phone: (407)328-9304

Fax: (407)328-5290

Branch of 2073 Orlando

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	209060964	Certified License	11/07/98
MCR		10-7234A	Medicare under parent	11/07/98
BID		10Q7234002	Medicare Branch ID number

2031 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

2201 Cantu Court

Suite 104

Sarasota, FL 34232-6254    Co. Sarasota

Phone: (941)343-0509

Fax: (941)342-9718

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	208620963	Certified License	11/07/98
MCR		10-7132B	Medicare (CGS)	11/07/98
NPI		1689608382	NPI	07/10/06

2062 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

260 Mariner Boulevard

Spring Hill, FL 34609-5691    Co. Hernando

Phone: (352)683-6858

Fax: (352)683-7767

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	20419096	Certified License	11/07/98
MCR		10-7330B	Medicare (CGS)	11/07/98
NPI		1972533180	NPI	07/03/06

Gentiva	Page 21
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2098 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

2450 Tim Gamble Place

Tallahassee, FL 32308-4383    Co. Leon

Phone: (850)878-2191

Fax: (850)942-2147

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	208730961	Certified License	11/07/98
MCR		10-7200B	Medicare (CGS)	11/07/98
NPI		1982634101	NPI	07/04/06

2048 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

14497 North Dale Mabry Highway

Suite 220-N

Tampa, FL 33618-2047    Co. Hillsborough

Phone: (813)961-8446

Fax: (813)963-5224

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	21263096	Certified License	11/07/98
MCR		10-7017A	Medicare (CGS)	11/07/98
NPI		1497789192	NPI	07/10/06

2093 Gentiva Health Services (Certified), Inc.    Tax ID: 11-3454105

Gentiva Health Services

413 East Wade Street

Trenton, FL 32693-3330    Co. Gilchrist

Phone: (352)463-7411

Fax: (352)463-7440

Branch of 2091 Gainesville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	FL	214630963	Certified License	11/07/98
MCR		10-7486B	Medicare under parent
BID		10Q7486001	Medicare Branch ID number

GEORGIA (CON - CERTIFIED AGENCIES ONLY)

2202 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1303 Hightower Trail

Suite 105

Atlanta, GA 30350-2919    Co. Fulton

Phone: (770)998-1393

Fax: (770)998-0078

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	060-262-H	Certified License
MCR		11-7132	Medicare (CGS)	10/10/02
MCD	GA	797880700A	Medicaid	10/10/02
NPI		1891725693	NPI	07/04/06

Gentiva	Page 22
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2562 Healthfield Home Health, LLC    Tax ID: 58-1947694

Gentiva Health Services

1575 Northside Drive NW

Suite 470

Atlanta, GA 30318-4236    Co. Fulton

Phone: (404)367-8211

Fax: (404)367-8225

Branch - Branch - Stockbridge 02556

Branch - Branch - Marietta 02554

Branch - Branch - Rome 02552

Branch - Branch - Lawrenceville 02553

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	060-048	Certified License
MCR		11-7027	Medicare (Palmetto)
MCD	GA	000181706A	Cert Medicaid
NPI		1770513574	NPI	07/04/06

2579 Healthfield of Statesboro, LLC    Tax ID: 68-0593590

Gentiva Health Services

2826 Hillcreek Drive

Suite A

Augusta, GA 30909-5628    Co. Richmond

Phone: (706)651-1211

Fax: (706)651-8575

Branch of 2411 Statesboro

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		11-7033	Medicare Under Parent
BID		11Q7033001	Medicare Branch ID Number	12/19/06

2608 Healthfield of Southwest Georgia, LLC    Tax ID: 27-0131980

Gentiva Health Services

430 East Shotwell Street

Bainbridge, GA 39819-4058    Co. Decatur

Phone: (229)246-1941

Fax: (229)246-1991

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	043-011-H	Certified License	10/01/08
MCR		11-7151	Medicare (Palmetto)	02/25/09
MCD	GA	589839623A	Medicaid	04/01/10
NPI		1518144922	NPI	01/28/08

2403 Chattahoochee Valley Home Health, LLC    Tax ID: 34-1994007

Gentiva Health Services

1921 Whittlesey Road

Suite 310

Columbus, GA 31904-9212    Co. Muscogee

Phone: (706)649-7990

Fax: (706)649-7991

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	106-186	Certified License
MCR		11-7056	Medicare (Palmetto)
MCD	GA	003124937A	Medicaid	08/23/12
NPI		1184651531	NPI	06/28/06

Gentiva	Page 23
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2409 CHMG of Atlanta, LLC    Tax ID: 54-2089073

Gentiva Health Services

2080 Ronald Reagan Blvd

Suite 500

Cumming, GA 30041-0206    Co. Forsyth

Phone: (770)781-1999

Fax: (770)889-2060

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	060-269-H	Certified License
MCR		11-7136	Medicare (Palmetto)
MCD	GA	579729483A	Medicaid
NPI		1306873849	NPI	06/28/06

2406 CHMG of Griffin, LLC    Tax ID: 54-2089075

Gentiva Health Services

246 O’Dell Road, Unit 5

Griffin, GA 30224-4880    Co. Spalding

Phone: (770)233-0023

Fax: (770)233-0188

Branch of 2659 Peachtree City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		11-7137	Medicare Under Parent
MCD	GA	614408124C	Medicaid - Based on Parent	11/01/09
BID		11Q7137002	Medicare Branch ID Number	12/06/08

2553 Healthfield Home Health, LLC    Tax ID: 58-1947694

Gentiva Health Services

1075 Old Norcross Road

Suite S

Lawrenceville, GA 30046-3302    Co. Gwinnett

Phone: (678)985-3300

Fax: (770)995-3898

Branch of 2562 Atlanta

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		11-7027	Medicare under parent
MCD	GA	000181706D	Certified Medicaid	04/01/11
BID		11Q7027001	Medicare Branch ID number	02/28/03

2554 Healthfield Home Health, LLC    Tax ID: 58-1947694

Gentiva Health Services

1395 S. Marietta Pkwy.

Suite 910

Marietta, GA 30067-7830    Co. Cobb

Phone: (770)951-6100

Fax: (770)541-3689

Branch of 2562 Atlanta

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		11-7027	Medicare under parent
BID		11Q7027005	Medicare Branch ID number

Gentiva	Page 24
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2659 CHMG of Griffin, LLC    Tax ID: 54-2089075

Gentiva Health Services

277 Hwy 74 North

Suite 307

Peachtree City, GA 30269-1571    Co. Fayette

Phone: (770)487-1399

Fax: (770)487-1676

Branch - Branch - Griffin 02406

Branch - Branch - Villa Rica 02633

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	126-270-H	Certified License
MCR		11-7137	Medicare (Palmetto)	07/10/03
MCD	GA	614408124A	Medicaid
NPI		1730119538	NPI	07/04/06

2552 Healthfield Home Health, LLC    Tax ID: 58-1947694

Gentiva Health Services

504 Riverside Parkway NE

Suite 500

Rome, GA 30161-2904    Co. Floyd

Phone: (706)235-1841

Fax: (706)235-1842

Branch of 2562 Atlanta

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		11-7027	Medicare under parent
BID		11Q7027004	Medicare Branch ID number

804 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

401 Mall Blvd.

Suite 202-C

Savannah, GA 31406-4834    Co. Chatham

Phone: (912)355-3409

Fax: (912)352-0577

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	025-163	Certified License
MCR		11-7090	Medicare (CGS)	09/21/88
MCD	GA	000702292A	Medicaid	03/03/89
NPI		1437180767	NPI	07/05/06

2411 Healthfield of Statesboro, LLC    Tax ID: 68-0593590

Gentiva Health Services

1525 Fair Road

Suite 106

Statesboro, GA 30458-6025    Co. Bulloch

Phone: (912)486-1900

Fax: (912)681-6442

Branch - Branch - Augusta 02579

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	016-288-H	Certified License
MCR		11-7033	Medicare (Palmetto)
MCD	GA	000708078A	Certified Medicaid	07/09/96
NPI		1942230750	NPI	07/04/06

Gentiva	Page 25
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2556 Healthfield Home Health, LLC    Tax ID: 58-1947694

Gentiva Health Services

200 Business Center Drive

Suite 218

Stockbridge, GA 30281-9025    Co. Henry

Phone: (678)289-6044

Fax: (678)565-3408

Branch of 2562 Atlanta

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		11-7027	Medicare under parent	06/01/98
MCD	GA	000181706F	Certified Medicaid	04/01/11
BID		11Q7027002	Medicare Branch ID number	06/01/98

2633 CHMG of Griffin, LLC    Tax ID: 54-2089075

Gentiva Health Services

845 South Carroll Road

Suite C & D

Villa Rica, GA 30180-7035    Co. Carroll

Phone: (678)840-4475

Fax: (678)840-4889

Branch of 2659 Peachtree City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		11-7137	Medicare Under Parent
BID		11Q7137001	Medicare Branch ID Number	02/01/08

IOWA

778 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1067 N. Center Point Road

Hiawatha, IA 52233-1231    Co. Linn

Phone: (319)393-4742

Fax: (319)393-8310

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-7124A	Medicare (CGS)	05/26/89
MCD	IA	0671321	HHA Medicaid
NPI		1083641997	NPI	06/30/06

IDAHO

2584 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1230 Northwood Center Ct.

Suite C

Coeur D Alene, ID 83814-4940    Co. Kootenai

Phone: (208)667-5470

Fax: (208)765-3873

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	ID	HH-241	Certified License	08/13/08
MCR		13-7112	Medicare (NGS)
MCD	ID	808640800	Home Health Medicaid Provider	11/01/09
NPI		1639109762	NPI	01/05/07

Gentiva	Page 26
Home Health Agency Licensed, Medicare-Approved Locations	of 68

ILLINOIS

50 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1600 Fourth Ave

Suite 201

Rock Island, IL 61201-8632    Co. Rock Island

Phone: (309)786-3700

Fax: (309)786-1839

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IL	1002815	Certified license
MCR		14-7428	Medicare (CGS)	07/18/85
MCD	IA	0917435	Certified Medicaid
MCD	IL	112645333037	Certified Medicaid
NPI		1861428559	NPI	06/30/06

INDIANA

2139 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

701 East County Line Road

Suite 205

Greenwood, IN 46143-1071    Co. Johnson

Phone: (317)881-3483

Fax: (317)881-3882

Branch of 58 Indianapolis

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		15-7115	Medicare Under Parent
MCD		100263840B		08/15/09
BID		15Q7115002	Medicare Branch ID#	08/15/09

58 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

8606 Allisonville Rd

Suite 350

Indianapolis, IN 46250-5514    Co. Marion

Phone: (317)915-1440

Fax: (317)915-8520

Branch - Branch - Greenwood 02139

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IN	13-005306-1	HHA - Facility #005306
MCR		15-7115	Medicare (CGS)	06/26/84
MCD	IN	100263840A	Cert Medicaid
NPI		1144252313	NPI	06/23/06

630 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1400 E McGalliard Road

Muncie, IN 47303-2208    Co. Delaware

Phone: (765)286-1519

Fax: (765)286-1790

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	IN	13-005347-1	HHA - Facility #5347
MCR		15-7180	Medicare (CGS)	10/15/86
MCD	IN	100264810A	Cert	10/15/86
NPI		1548292717	NPI	06/23/06

Gentiva	Page 27
Home Health Agency Licensed, Medicare-Approved Locations	of 68

KANSAS

1 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

11880 College Blvd.

Suite 4A

Overland Park, KS 66210-2768    Co. Johnson

Phone: (913)906-0522

Fax: (913)906-0530

Branch - Branch - Kansas City 02261

Branch - Branch - Shawnee 02679

Branch - Branch - Lee’S Summit 02655

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	KS	A-046-013	HHA GHS I	01/01/93
MCR		17-7179	Medicare (CGS)	03/23/84
MCD	KS	100241990B	Medicaid	07/18/85
MCD	MO	581942109	MO HHA	05/01/94
NPI		1710919071	NPI	06/23/06

2679 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

5401 Roberts Street

Shawnee, KS 66226-3937    Co. Johnson

Phone: (913)422-1576

Fax: (913)422-5416

Branch of 1 Overland Park

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-7179	Medicare Under Parent
MCD	KS	100060500I	Medicaid	03/04/10
BID		17Q7179003	Medicare Branch ID Number	12/16/09

KENTUCKY (CON State)

2882 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

105 Citation Dr

Suite B

Danville, KY 40422-8633    Co. Boyle

Phone: (859)236-2193

Fax: (859)238-9730

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	KY	150190	Certified State License	06/14/12
MCR		18-7183	Medicare (Palmetto)	06/15/12
MCD	KY	7100242150		04/08/13
NPI		1922387976	NPI	08/02/11

536 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2114 Chamber Center Drive

Fort Mitchell, KY 41017-1669    Co. Kenton

Phone: (859)331-5800

Fax: (859)578-4741

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	KY	150050	Certified License
MCR		18-7058	Medicare (CGS)	07/24/78
MCD	OH	2050757	OH HHA Medicaid	03/26/97
MCD	KY	34006593	Certified Medicaid
NPI		1831122563	NPI	07/08/06

Gentiva	Page 28
Home Health Agency Licensed, Medicare-Approved Locations	of 68

534 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

540 Noel Avenue

Hopkinsville, KY 42240-1386    Co. Christian

Phone: (270)885-7887

Fax: (270)886-2096

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	KY	150135	Certified License
MCR		18-7124	Medicare (CGS)	02/25/86
MCD	KY	34003244	Certified Medicaid
NPI		1518990258	NPI	07/08/06

593 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2020 Liberty Rd.

Suite 115

Lexington, KY 40505-4257    Co. Fayette

Phone: (859)252-4206

Fax: (859)225-5096

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	KY	150094	Certified License
MCR		18-7095	Medicare (CGS)	03/21/86
MCD	KY	34020347	Certified Medicaid
NPI		1730112418	NPI	07/08/06

70 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

710 Executive Park

Louisville, KY 40207-4207    Co. Jefferson

Phone: (502)895-4213

Fax: (502)897-7454

Branch - Branch - Shelbyville 02300

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	KY	150093	Certified License	08/14/84
MCR		18-7090	Medicare (CGS)	08/14/84
MCD	KY	34000257	See Org. Remarks	02/01/06
NPI		1558394254	NPI	07/08/06

2300 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

140 Stonecrest Road

Suite 203

Shelbyville, KY 40065-8144    Co. Shelby

Phone: (502)647-1025

Fax: (502)647-1026

Branch of 70 Louisville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		18-7090	Medicare under parent	10/01/07
BID		18Q7090001	Medicare Branch ID Number	10/01/07

Gentiva	Page 29
Home Health Agency Licensed, Medicare-Approved Locations	of 68

MASSACHUSETTS

745 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

275 Martine Street

Suite 104

Fall River, MA 02723-1500    Co. Bristol

Phone: (508)672-0675

Fax: (508)672-9174

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		22-7260	Medicare (CGS)	03/08/91
MCD	MA	110024326J	Cert Medicaid	03/08/91
NPI		1538190087	NPI	07/05/06

667 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

46 North Street

Suite 2

Hyannis, MA 02601-3808    Co. Barnstable

Phone: (508)862-8240

Fax: (508)862-8246

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		22-7426	Medicare (CGS)	02/01/96
MCD	NY	01728165	NY Cert Medicaid	06/01/95
MCD	MA	110024326M	Cert Medicaid	02/01/96
NPI		1912934696	NPI	06/27/06
550 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2 South Street

Berkshire Commons

Suite 180

Pittsfield, MA 01201-6264    Co. Berkshire

Phone: (413)443-3525

Fax: (413)443-3579

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		22-7219	Medicare (CGS)	03/01/83
MCD	MA	110024326C	Cert Medicaid	05/29/95
NPI		1790718427	NPI	07/08/06

558 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2069 Roosevelt Avenue

Springfield, MA 01104-1657    Co. Hampden

Phone: (413)733-1132

Fax: (413)733-0863

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		22-7224	Medicare (CGS)	08/15/83
MCD	MA	110024326P	Cert Medicaid	10/18/97
NPI		1215968391	NPI	07/06/06

Gentiva	Page 30
Home Health Agency Licensed, Medicare-Approved Locations	of 68

MARYLAND (CON State)

161 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

180 Admiral Cochrane Drive

Suite 230

Annapolis, MD 21401-7366    Co. Anne Arundel

Phone: (410)224-2988

Fax: (410)224-3308

Branch of 2250 Columbia

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		21-7071	Medicare Under Parent
BID	MD	21Q7071002	CMS Branch ID	05/23/05

2250 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

9700 Patuxent Woods Drive

Suite 131

Columbia, MD 21046-2940    Co. Howard

Phone: (410)381-4340

Fax: (410)381-4359

Branch - Branch - Towson 02249

Branch - Branch - Silver Spring 02588

Branch - Branch - Annapolis 00161

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MD	HH7071	Certified License
MCR		21-7071	Medicare (CGS)	04/11/80
MCD	MD	360443800	Certified Medicaid
NPI		1922035880	NPI	06/27/06

2588 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

12501 Prosperity Drive

Suite 225

Silver Spring, MD 20904-1689    Co. Montgomery

Phone: (301)622-2320

Fax: (301)622-0152

Branch of 2250 Columbia

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		21-7071	Medicare Under Parent
BID		21Q7071003	Medicare Branch ID Number	02/12/07

2249 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

8600 LaSalle Rd.

Chester Building

Suite 302

Towson, MD 21286-2011    Co. Baltimore

Phone: (410)337-3663

Fax: (410)337-4959

Branch of 2250 Columbia

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		21-7071	Medicare Under parent
BID		21Q7071001	CMS Branch ID Number	01/07/04

Gentiva	Page 31
Home Health Agency Licensed, Medicare-Approved Locations	of 68

MAINE

447 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

175 Exchange Street

Suite 100

Bangor, ME 04401-6537    Co. Penobscot

Phone: (207)990-9000

Fax: (207)941-8645

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	ME	03127	Certified License	09/30/95
MCR		20-7045	Medicare (CGS)	01/10/94
MCD	ME	160770202	Physical Therapy Medicaid (not a waiver)
MCD	ME	160770201	Occupational Therapy Medicaid (not a waiver)	11/01/99
MCD	ME	160770001	Home Health Agency Medicaid/See Comments	09/30/95
MCD	ME	160770300	Speech Therapy Medicaid (not a waiver)	11/01/99
NPI		1982638771	NPI	07/10/06

905 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

881 Forest Avenue

Portland, ME 04103-4107    Co. Cumberland

Phone: (207)772-0954

Fax: (207)775-4705

Branch - Branch - Sanford 02645

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	ME	03128	Certified License
MCR		20-7038	Medicare (CGS)	03/12/90
MCD	ME	1255362943-001	HHA Medicaid - Straight	03/12/90
NPI		1255362943	NPI	07/05/06

2645 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

61 Washington Street

Suite 2

Sanford, ME 04073-3044    Co. York

Phone: (207)324-8790

Fax: (207)324-8904

Branch of 905 Portland

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		20-7038	Medicare Part A Under Parent
MCD	ME	1255362943-002	Medicaid Under Parent
BID		20Q7038002	Medicare Branch ID	09/01/08

MICHIGAN

810 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2377 South Linden Rd.

Flint, MI 48532-5430    Co. Genesee

Phone: (810)732-9030

Fax: (810)732-5245

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		23-7136	Medicare (CGS)	09/14/83
MCD	MI	2887435	Cert Medicaid
NPI		1114959483	NPI	06/23/06

Gentiva	Page 32
Home Health Agency Licensed, Medicare-Approved Locations	of 68

821 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4081 Cascade Road SE

Suite 400

Grand Rapids, MI 49546-2170    Co. Kent

Phone: (616)942-5744

Fax: (616)942-2491

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		23-7222	Medicare (CGS)	08/06/80
MCD	MI	2887444	Cert Medicaid
NPI		1306876438	NPI	06/23/06

504 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4341 South Westnedge Ave.

Kalamazoo, MI 49008-3289    Co. Kalamazoo

Phone: (269)381-5620

Fax: (269)381-6701

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		23-7085	Medicare (CGS)	11/10/81
MCD	MI	2887462	Cert Medicaid
NPI		1629000989	NPI	06/23/06

MINNESOTA

2638 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2626 East 82nd Street

Bloomington, MN 55425-1300    Co. Hennepin

Phone: (952)854-9628

Fax: (952)854-4259

Branch of 515 Roseville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		24-7145	Medicare Under Parent
BID		24Q7145001	Medicare Branch ID	08/11/08

785 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

925 East Superior St

Suite 104

Duluth, MN 55802-2253    Co. Saint Louis

Phone: (218)723-8999

Fax: (218)723-8237

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WI	1102	Certified License - no renewal	11/06/07
LIC	MN	360606	Certified License	01/01/99
MCR		24-7241	Medicare (CGS)	12/10/87
MCD	MN	023355200	Certified Medicaid	01/31/94
OTH	WI	N/A	Leg Rep Bkground CK
NPI		1003848375	NPI	06/23/06

Gentiva	Page 33
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2698 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

7365 Kirkwood Court North

Suite 150

Maple Grove, MN 55369-4721    Co. Hennepin

Phone: (763)416-0289

Fax: (763)416-0293

Branch of 515 Roseville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		24-7145	Medicare Under Parent
BID		24Q7145002	Medicare Branch ID Number	08/15/10

515 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1970 Oakcrest Avenue

Suite 107

Roseville, MN 55113-2624    Co. Ramsey

Phone: (651)636-6330

Fax: (651)636-6229

Branch - Branch - Maple Grove 02698

Branch - Branch - Bloomington 02638

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WI	211	Certified License - No renewal	08/02/88
LIC	MN	359960	Certified License	10/01/97
MCR		24-7145	Medicare (CGS)	09/23/83
MCD	WI	41525000	Certified Medicaid	04/01/94
MCD	MN	071755000	Certified Medicaid	09/23/83
OTH	WI	N/A	Leg Rep Bkground CK
NPI		1194757468	NPI	06/23/06

MISSOURI

938 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

12125 Woodcrest Executive Dr.

Suite 340

Creve Coeur, MO 63141-5004    Co. Saint Louis

Phone: (314)434-3030

Fax: (314)439-0438

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	688-13HH	State License
MCR		26-7290A	Medicare (CGS)	11/01/93
NPI		1215963921	NPI	06/30/06

2261 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

5921 NW Barry Road

Suite 201

Kansas City, MO 64154-2579     Co. Jackson

Phone: (816)587-0441

Fax: (816)584-0085

Branch of 1 Overland Park

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	692-13HH	State License
MCR		17-7179	Medicare Under Parent	03/23/84
BID		17Q7179001	CMS Branch Identifier

Gentiva	Page 34
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2655 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

3521 Ralph Powell Road

Suite B

Lee’S Summit, MO 64064-2360    Co. Jackson

Phone: (816)524-5087

Fax: (816)524-7287

Branch of 1 Overland Park

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	692-13HH
MCR		17-7179	Medicare Under Parent
BID		17Q7179002	Medicare Branch ID Number	02/05/09

MISSISSIPPI (CON State)

2616 Home Health Care Affiliates of Mississippi, Inc.    Tax ID: 62-1775256

Gentiva Health Services

1225 Hwy 278 East

(Mail: PO Box 83, Amory 38821)

Amory, MS 38821-5807    Co. Monroe

Phone: (662)256-5404

Fax: (662)256-5510

Branch of 2614 Columbus

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7110	Medicare Under Parent
BID		25Q7110001	Medicare Branch ID Number

2628 Gilbert’s Home Health Agency, Inc.    Tax ID: 64-0730826

Gentiva Health Services

200 South Second St.

(PO Box 697, Booneville, MS 38829)

Booneville, MS 38829-3227    Co. Prentiss

Phone: (662)720-0066

Fax: (662)720-9993

Branch of 2613 Tupelo

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7303	Medicare Under Parent
BID		25Q7303001	CMS Branch Identifier	05/15/08

2615 Home Health Care Affiliates of Mississippi, Inc.    Tax ID: 62-1775256

Gentiva Health Services

104 Legion Ave

Calhoun City, MS 38916-6600    Co. Calhoun

Phone: (662)628-6657

Fax: (662)628-6658

Sub Unit of 2614 Columbus

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	485	Certified License
MCR		25-7309	Medicare (Palmetto)	02/26/80
MCD	MS	00770326	Medicaid	04/01/99
NPI		1710983887	NPI

Gentiva	Page 35
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2619 Home Health Care Affiliates of Central MS, LLC    Tax ID: 62-1807084

Gentiva Health Services

171 Curbview Cove

Canton, MS 39046-9707    Co. Madison

Phone: (601)859-0686

Fax: (601)859-8684

Branch of 2617 Flowood

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7126	Medicare Under Parent
BID		25Q7126003	CMS Branch Identifier

2614 Home Health Care Affiliates of Mississippi, Inc.    Tax ID: 62-1775256

Gentiva Health Services

189 Park Creek Drive

(Mail-POBox 8609, Columbus 39705-0012)

Columbus, MS 39705-1308    Co. Lowndes

Phone: (662)327-9669

Fax: (662)327-1487

Sub Unit - Calhoun City 02615

Branch - Branch - Amory 02616

Branch - Branch - Starkville 02661

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	385	Certified License
MCR		25-7110	Medicare (Palmetto)	02/09/81
MCD	MS	00770327	Medicaid	04/01/99
NPI		1770589822	NPI

2617 Home Health Care Affiliates of Central MS, LLC    Tax ID: 62-1807084

Gentiva Health Services

106 Riverview Drive

Flowood, MS 39232-8908    Co. Rankin

Phone: (601)362-7801

Fax: (601)362-7811

Branch - Branch - Canton 02619

Branch - Branch - Morton 02630

Branch - Branch - Magee 02631

Branch - Branch - Vicksburg 02618

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	7781	Certified License
MCR		25-7126	Medicare (Palmetto)	03/13/79
MCD	MS	00770366	Medicaid	01/01/06
NPI		1417935578	NPI

2621 VanWinkle Home Health Care, Inc.    Tax ID: 62-1669388

Gentiva Health Services

217 Caldwell Drive

(Mail: POBox 186, Hazlehurst 39083-0186)

Hazlehurst, MS 39083-2711    Co. Copiah

Phone: (601)894-2701

Fax: (601)894-3301

‘ TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	12581	Certified License
MCR		25-7304	Medicare (Palmetto)	11/01/78
MCD	MS	00770193	Medicaid
NPI		1881672947	NPI

Gentiva	Page 36
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2631 Home Health Care Affiliates of Central MS, LLC    Tax ID: 62-1807084

Gentiva Health Services

306 2nd Street SE

Suite A

Magee, MS 39111-3610    Co. Simpson

Phone: (601)849-6263

Fax: (601)849-5227

Branch of 2617 Flowood

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7126	Medicare Under Parent
BID		25Q7126004	CMS Branch Identifier	08/04/08

2671 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2600 Old North Hills Street

Meridian, MS 39305-1600    Co. Lauderdale

Phone: (601)482-5055

Fax: (601)482-5592

Branch - Branch - Philadelphia 02672

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	4387	Certified License	08/28/09
MCR		25-7300	Medicare (Palmetto)	07/01/92
MCD	MS	00770549	HHA Medicaid
NPI		1952537714	NPI	06/08/09

2630 Home Health Care Affiliates of Central MS, LLC    Tax ID: 62-1807084

Gentiva Health Services

5325 Hwy 80

Morton, MS 39117-3704    Co. Scott

Phone: (601)732-3952

Fax: (601)732-3953

Branch of 2617 Flowood

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7126	Medicare Under Parent
BID		25Q7126005	CMS Branch Identifier	08/04/08

2629 Gilbert’s Home Health Agency, Inc.    Tax ID: 64-0730826

Gentiva Health Services

407 Doctors Dr.

(P. O. Box 937, New Albany, MS 38652)

New Albany, MS 38652-3110    Co. Union

Phone: (662)534-0106

Fax: (662)538-0700

Branch of 2613 Tupelo

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7303	Medicare Under Parent
BID		25Q7303002	CMS Branch Identifier	05/15/08

Gentiva	Page 37
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2672 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

250 Canal Place

Philadelphia, MS 39350-8927    Co. Neshoba

Phone: (601)389-2105

Fax: (601)389-2106

Branch of 2671 Meridian

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7300	Medicare Under Parent
BID		25Q7300001	Medicare Branch ID Number	07/15/10

2649 Gilbert’s Home Health Agency, Inc.    Tax ID: 64-0730826

Gentiva Health Services

902 North Main Street

(P. O. Box 503, Ripley, MS 38663)

Suite D

Ripley, MS 38663-1421    Co. Tippah

Phone: (662)837-7005

Fax: (662)837-8090

Branch of 2613 Tupelo

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7303	Medicare Under Parent
BID		25Q7303003	CMS Branch Identifier	05/15/08

2661 Home Health Care Affiliates of Mississippi, Inc.    Tax ID: 62-1775256

Gentiva Health Services

1085 Stark Road

(Mail-POBox 2557, Starkville 39760-2557)

Suite 306

Starkville, MS 39759-3698    Co. Oktibbeha

Phone: (662)323-6777

Fax: (662)323-6780

Branch of 2614 Columbus

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7110	Medicare Under Parent
BID		25Q7110002	CMS Branch Identifier	12/01/08

2613 Gilbert’s Home Health Agency, Inc.    Tax ID: 64-0730826

Gentiva Health Services

101 North Industrial Road

(Mail: PO Box 4208, zip 38803-4208)

Suite B

Tupelo, MS 38801-3441    Co. Lee

Phone: (662)844-9725

Fax: (662)680-3685

Branch - Branch - New Albany 02629

Branch - Branch - Booneville 02628

Branch - Branch - Ripley 02649

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MS	8395	Certified License
MCR		25-7303	Medicare (Palmetto)	10/01/78
MCD	MS	00770177	Medicaid
NPI		1972509099	NPI

Gentiva	Page 38
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2618 Home Health Care Affiliates of Central MS, LLC    Tax ID: 62-1807084

Gentiva Health Services

2710 Sherman Ave

Vicksburg, MS 39183-6639    Co. Warren

Phone: (601)638-3808

Fax: (601)638-7822

Branch of 2617 Flowood

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		25-7126	Medicare Under Parent
BID		25Q7126001	CMS Branch Identifier	07/25/03

NORTH CAROLINA (CON - CERTIFIED AGENCIES ONLY)

2273 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

208-A West Salisbury Street

Asheboro, NC 27203-5576    Co. Randolph

Phone: (336)629-3178

Fax: (336)629-0603

Branch of 657 Greensboro

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0953	Certified License
MCR		34-7075	Medicare Under Parent
BID		34Q7075001	Medicare Branch ID	02/19/05

2440 Capital Care Resources, LLC    Tax ID: 58-2411159

Gentiva Health Services

9 Olde Eastwood Village Blvd.

Asheville, NC 28803-1670    Co. Buncombe

Phone: (828)298-1370

Fax: (828)298-1390

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC2114	Certified License
MCR		34-7235	Medicare (Palmetto)
MCD	NC	3407235	Cert Medicaid
NPI		1720018542	NPI	07/04/06

731 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

8520 Cliff Cameron Dr

Suite 140

Charlotte, NC 28269-0013    Co. Mecklenburg

Phone: (704)594-9029

Fax: (704)593-1413

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0787	Certified License
MCR		34-7177	Medicare (CGS)	12/02/88
MCD	NC	3407177	Cert Medicaid	11/30/88
NPI		1437175338	NPI	07/14/06

Gentiva	Page 39
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2441 Capital Care Resources, LLC    Tax ID: 58-2411159

Gentiva Health Services

9009-C Perimeter Woods Drive

Charlotte, NC 28216-0040    Co. Mecklenburg

Phone: (704)598-2716

Fax: (704)598-6692

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0138	Certified License
MCR		34-7196	Medicare (Palmetto)
MCD	NC	3427196	Cert Medicaid
NPI		1407883929	NPI	06/28/06

2443 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

11111 Carmel Commons Blvd.

Suite 350

Charlotte, NC 28226-4561    Co. Mecklenburg

Phone: (704)543-1167

Fax: (704)543-1168

Sub Unit - Winston-Salem 02557

Branch - Branch - Monroe 02451

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0097	Certified License
MCR		34-7091	Medicare (Palmetto)
MCD	NC	3437091	Cert Medicaid
NPI		1497782924	NPI	06/28/06

2444 Capital Care Resources, LLC    Tax ID: 58-2411159

Gentiva Health Services

2505 Meridian Parkway

Suite 225

Durham, NC 27713-5246    Co. Durham

Phone: (919)361-1921

Fax: (919)806-2426

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC2111	Certified License
MCR		34-7236	Medicare (Palmetto)
MCD	NC	3407236	Cert Medicaid
NPI	NC	1902833445	NPI	06/28/06

2445 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

934 Cox Road

Gastonia, NC 28054-3456    Co. Gaston

Phone: (704)824-7099

Fax: (704)824-7156

Branch of 2454 Shelby

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0268	Certified License
MCR		34-7317	Medicare under parent
BID		34Q7317002	Medicare Branch ID

Gentiva	Page 40
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2459 Tar Heel Health Care Services, LLC    Tax ID: 56-1456991

Gentiva Health Services

1200 Parkway Dr.

Goldsboro, NC 27534-9432    Co. Wayne

Phone: (919)731-7254

Fax: (919)751-3433

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC1299	Certified License
MCR		34-7331	Medicare (Palmetto)
MCD	NC	3407331	Cert Medicaid
NPI		1558391391	NPI	07/04/06

657 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

3150 N Elm Street

Suite 102

Greensboro, NC 27408-3881    Co. Guilford

Phone: (336)288-1181

Fax: (336)288-8225

Branch - Branch - Asheboro 02273

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0952	Certified License
MCR		34-7075	Medicare (CGS)	01/01/77
MCD	NC	3417075	Cert Medicaid
NPI		1093738072	NPI	07/25/06

2461 Eastern Carolina Home Health Agency, LLC    Tax ID: 56-1590744

Gentiva Health Services

1970 West Arlington Blvd.

Suite B-2

Greenville, NC 27834-5783    Co. Pitt

Phone: (252)353-3300

Fax: (252)353-3312

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0328	Certified License
MCR		34-7031	Medicare (Palmetto)
MCD	NC	3407031	Cert Medicaid
NPI		1396775136	NPI	07/04/06

947 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

915 Tate Blvd. SE

Suite 106

Hickory, NC 28602-4042    Co. Catawba

Phone: (828)322-6131

Fax: (828)322-9335

Branch - Branch - Mooresville 00163

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0227	Certified License	01/01/93
MCR		34-7300	Medicare (CGS)	05/30/96
MCD	NC	3407300	Cert Medicaid	05/30/96
NPI		1316974272	NPI	06/27/06

Gentiva	Page 41
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2447 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

1771 Tate Blvd. SE

Suite 101

Hickory, NC 28602-4250    Co. Catawba

Phone: (828)328-1871

Fax: (828)328-8090

Branch of 2454 Shelby

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0272	Certified License
MCR		34-7317	Medicare under parent
BID		34Q7317001	Medicare Branch ID

184 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

297 East 22nd Street

Kannapolis, NC 28083-2607    Co. Rowan

Phone: (704)933-1001

Fax: (704)933-9696

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0270	Certified License
MCR		34-7170	Medicare (CGS)	06/25/87
MCD	NC	3407170	Cert	06/25/87
NPI		1720010010	NPI	07/07/06

2458 Capital Care Resources, LLC    Tax ID: 58-2411159

Gentiva Health Services

720 Parke Centre

(PO Box 859, Kernersville 27285-0859)

Suite A

Kernersville, NC 27284-3779    Co. Forsyth

Phone: (336)564-0185

Fax: (336)564-0192

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC1210	Certified License
MCR		34-7227	Medicare (Palmetto)
MCD	NC	3417227	Cert Medicaid
NPI		1497785133	NPI	07/04/06

2448 Capital Care Resources, LLC    Tax ID: 58-2411159

Gentiva Health Services

167 Moore Road

King, NC 27021-8770    Co. Stokes

Phone: (336)983-2110

Fax: (336)983-2484

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC1699	Certified License
MCR		34-7330	Medicare (Palmetto)	07/03/03
MCD	NC	3407330	Cert Medicaid
NPI		1396775045	NPI	07/04/06

Gentiva	Page 42
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2462 Tar Heel Health Care Services, LLC    Tax ID: 56-1456991

Gentiva Health Services

2111-C North Queen Street

Kinston, NC 28501-1647     Co. Lenoir

Phone: (252)522-1458

Fax: (252)522-5940

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0428	Certified License
MCR		34-7124	Medicare (Palmetto)
MCD	NC	3407124	Cert Medicaid
NPI		1154358596	NPI	06/28/06

2451 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

2160 Commerce Drive

Suite D

Monroe, NC 28110-2839    Co. Union

Phone: (704)283-0535

Fax: (704)289-1155

Branch of 2443 Charlotte

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC2057	Certified License
MCR		34-7091	Medicare under parent
BID		34Q7091003	Medicare Branch ID number

163 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

136 Fairview Road

Suite 110

Mooresville, NC 28117-9518    Co. Iredell

Phone: (704)799-4611

Fax: (704)799-4619

Branch of 947 Hickory

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0159	Certified License	01/01/93
MCR		34-7300	Medicare under parent	05/30/96
BID		34Q7300001	CMS Branch ID Number

2463 Home Health Care of Carteret County, LLC    Tax ID: 56-1556547

Gentiva Health Services

Cypress Bay Plaza,

5167 US Hwy 70 West

Suite 100

Morehead City, NC 28557-4535    Co. Carteret

Phone: (252)726-9300

Fax: (252)726-9832

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0073	Certified License
MCR		34-7171	Medicare (Palmetto)	09/08/87
MCD	NC	3407171	Cert Medicaid
NPI		1528098324	NPI	07/04/06

Gentiva	Page 43
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2457 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

905 Cherry Street

Suite 10

North Wilkesboro, NC 28659-4252    Co. Wilkes

Phone: (336)667-3389

Fax: (336)667-4279

Branch of 2557 Winston-Salem

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0252	Certified License
MCR		34-7318	Medicare under parent
BID		34Q7318004	Medicare Branch ID number

2464 Tar Heel Health Care Services, LLC    Tax ID: 56-1456991

Gentiva Health Services

206 S. Turner Street

Pink Hill, NC 28572-7880    Co. Lenoir

Phone: (252)568-6022

Fax: (252)568-6028

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC1565	Certified License
MCR		34-7226	Medicare (Palmetto)
MCD	NC	3417226	Medicaid
NPI		1912934845	NPI	06/27/06

2465 Tar Heel Health Care Services, LLC    Tax ID: 56-1456991

Gentiva Health Services

P. O. Box 399,

124 Main Street

Pollocksville, NC 28573-5000    Co. Jones

Phone: (252)224-1012

Fax: (252)224-0310

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0431	Certified License
MCR		34-7333	Medicare (Palmetto)
MCD	NC	3407333	Cert Medicaid
NPI		1043243835	NPI	07/07/06

2452 Capital Care Resources, LLC    Tax ID: 58-2411159

Gentiva Health Services

3301 Benson Drive

Suite 222

Raleigh, NC 27609-7362    Co. Wake

Phone: (919)881-9492

Fax: (919)881-9539

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0299	Certified License
MCR		34-7178	Medicare (Palmetto)	02/27/89
MCD	NC	3417178	Medicaid
NPI		1710917547	NPI	07/04/06

Gentiva	Page 44
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2466 Eastern Carolina Home Health Agency, LLC    Tax ID: 56-1590744

Gentiva Health Services

4013 Capital Drive

Rocky Mount, NC 27804-3123    Co. Nash

Phone: (252)443-7083

Fax: (252)443-6361

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0497	Certified License
MCR		34-7328	Medicare (Palmetto)
MCD	NC	3407328	Medicaid	11/15/02
NPI		1306873831	NPI	06/28/06

2453 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

1834 West Jake Alexander Blvd.

Suite 503

Salisbury, NC 28147-1135    Co. Rowan

Phone: (704)636-3334

Fax: (704)639-0070

Branch of 2557 Winston-Salem

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0265	Certified License
MCR		34-7318	Medicare under parent
BID		34Q7318003	Medicare Branch ID number

2454 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

425 Cherryville Road

Suite A

Shelby, NC 28150-3651    Co. Cleveland

Phone: (704)484-3294

Fax: (704)484-3944

Branch - Branch - Gastonia 02445

Branch - Branch - Hickory 02447

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0221	Certified License
MCR		34-7317	Medicare (Palmetto)
MCD	NC	3417317	Cert Medicaid
NPI		1649203431	NPI	07/07/06

2455 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

1905 East Broad Street

Statesville, NC 28625-4309    Co. Iredell

Phone: (704)872-3606

Fax: (704)872-6320

Branch of 2557 Winston-Salem

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0170	Certified License
MCR		34-7318	Medicare under parent
BID		34Q7318002	Medicare Branch ID number

Gentiva	Page 45
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2467 Eastern Carolina Home Health Agency, LLC    Tax ID: 56-1590744

Gentiva Health Services

1638 Carolina Ave.

Washington, NC 27889-3365    Co. Beaufort

Phone: (252)946-7145

Fax: (252)946-9525

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0329	Certified License
MCR		34-7329	Medicare (Palmetto)
MCD	NC	3407329	Cert Medicaid
NPI		1750318614	NPI	06/27/06

817 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2000 Frontis Plaza Blvd

Suite 300

Winston-Salem, NC 27103-5616    Co. Forsyth

Phone: (336)397-3820

Fax: (336)788-6808

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0567	Certified License	03/24/88
MCR		34-7174	Medicare (CGS)	06/29/88
MCD	NC	3407174	Medicaid	06/29/88
NPI		1598795296	NPI	07/05/06

2557 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

145 Kimel Park Drive

Suite 200

Winston-Salem, NC 27103    Co. Forsyth

Phone: (336)760-8336

Fax: (336)768-5277

Sub Unit of 2443 Charlotte

Branch - Branch - North Wilkesboro 02457

Branch - Branch - Salisbury 02453

Branch - Branch - Statesville 02455

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0231	Certified License
MCR		34-7318	Medicare (Palmetto)
MCD	NC	3417318	Medicaid
NPI		1386672459	NPI	06/29/06

2591 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2000 Frontis Plaza Blvd

Suite 106

Winston-Salem, NC 27103-5616    Co. Forsyth

Phone: (336)397-3331

Fax: (336)397-3354

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC1131	Certified License
MCR		34-7204	Medicare (Palmetto)
MCD	NC	3417204	Medicaid	07/01/07
NPI		1578626321	NPI

Gentiva	Page 46
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2902 Wake Forest Baptist Health Care at Home, LLC    Tax ID: 46-2300938

2000 Frontis Plaza Blvd

Suite 303

Winston-Salem, NC 27103-5616    Co. Forsyth

Phone: (336)760-1838

Fax: (336)760-1884

Joint Venture

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	Pending	Certified License
MCR		34-7106	Medicare (Palmetto)
NPI		1861422990	NPI

2449 Total Care Home Health of Louisburg, LLC    Tax ID: 68-0593592

Gentiva Health Services

74 Wheaton Avenue

Youngsville, NC 27596-8691    Co. Franklin

Phone: (919)554-2279

Fax: (919)554-2688

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NC	HC0215	Certified License
MCR		34-7217	Medicare (Palmetto)
MCD	NC	3417217	Medicaid Provider number	01/01/13
NPI		1023041837	NPI	07/08/06

NEBRASKA

942 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

8055 O Street

Suite 111

Lincoln, NE 68510-2565    Co. Lancaster

Phone: (402)434-8081

Fax: (402)489-8570

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NE	501014	Certified License	05/11/90
MCR		28-7060	Medicare (CGS)	05/08/90
NPI		1558398479	NPI	06/30/06

734 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

9140 West Dodge Road

Suite 401

Omaha, NE 68114-3317    Co. Douglas

Phone: (402)343-9433

Fax: (402)343-9434

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NE	261022	Certified License
MCR		28-7038	Medicare (CGS)	04/27/87
NPI		1689600371	NPI	06/30/06

Gentiva	Page 47
Home Health Agency Licensed, Medicare-Approved Locations	of 68

NEW MEXICO

782 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

6400 Jefferson Street NE

Suite 101

Albuquerque, NM 87109-3470    Co. Bernalillo

Phone: (505)345-3754

Fax: (505)345-5121

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NM	6059A4	Certified License
MCR		32-7070	Medicare (CGS)	09/23/87
MCD	NM	N1425	Certified Medicaid
NPI		1295761997	NPI	06/30/06

2680 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1005 South Telshor Blvd.

Suite B

Las Cruces, NM 88011-4879    Co. Dona Ana

Phone: (575)528-5620

Fax: (575)526-1536

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NM	3325	Certified License	10/16/09
MCR		32-7182	Medicare Part A (Palmetto)	10/17/09
NPI		1487987335	NPI

NEVADA

2662 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

896 W. Nye Lane

Suite 103

Carson City, NV 89703-1544    Co. Carson City

Phone: (775)884-0100

Fax: (775)884-0120

Branch of 407 Reno

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NV	6278HBR-0	Home Health Branch License	09/11/09
MCR		29-7022	Medicare Under Parent
BID		29Q7022001	Medicare Branch ID	02/17/10

407 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

5425 Louie Lane

Suite B

Reno, NV 89511-1835    Co. Washoe

Phone: (775)858-1900

Fax: (775)858-1908

Branch - Branch - Carson City 02662

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NV	586HHA-20	Certified License - GHS III	09/29/90
MCR		29-7022	Medicare (CGS)	10/25/85
MCD	NV	29-16002	Certified Medicaid	09/29/90
NPI		1285661108	NPI	06/30/06

Gentiva	Page 48
Home Health Agency Licensed, Medicare-Approved Locations	of 68

NEW YORK (CON State)

887 QC-Medi New York, Inc.    Tax ID: 11-2750425

Gentiva Health Services

425 Grant Ave.

Suite 2

Auburn, NY 13021-8204    Co. Cayuga

Phone: (315)255-1781

Fax: (315)252-1808

Branch of 895 Liverpool

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		33-7255	Medicare under parent	07/10/05
BID		33Q7255002	CMS Branch ID Number	07/10/05

887 Quality Care-USA, Inc.    Tax ID: 11-2256479

Gentiva Health Services

425 Grant Ave.

Suite 2

Auburn, NY 13021-8204    Co. Cayuga

Phone: (315)255-1781

Fax: (315)252-1808

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	9511L040	LHCSA License	09/01/05
NPI		1174555924	NPI	07/06/06

2263 QC-Medi New York, Inc.    Tax ID: 11-2750425

Gentiva Health Services

Malta Commons Business Park

100 Saratoga Village Blvd

Suite 5

Ballston Spa (Malta), NY 12020-3703    Co. Saratoga

Phone: (518)899-1158

Fax: (518)899-7008

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	2801600	CHHA Operating Certificate
MCR		33-7401	Medicare (CGS)
MCD	NY	01573711	Medicaid	09/19/95
NPI		1023049830	NPI	07/06/06

2263 Quality Care-USA, Inc.    Tax ID: 11-2256479

Gentiva Health Services

Malta Commons Business Park

100 Saratoga Village Blvd

Suite 5

Ballston Spa (Malta), NY 12020-3703    Co. Saratoga

Phone: (518)452-3524

Fax: (518)452-2191

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	9511L001	LHCSA License	05/22/87
NPI		1205867090	NPI	07/06/06

Gentiva	Page 49
Home Health Agency Licensed, Medicare-Approved Locations	of 68

76 QC-Medi New York, Inc.    Tax ID: 11-2750425

Gentiva Health Services

11849 East Corning Road

Suite 108

Corning, NY 14830    Co. Steuben

Phone: (607)962-0102

Fax: (607)962-0140

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	0752601	CHHA Operating Certificate	03/31/93
MCR		33-7292	Medicare (CGS)	04/09/93
MCD	NY	01447763	Cert Medicaid
NPI		1114959988	NPI	07/06/06

718 QC-Medi New York, Inc.    Tax ID: 11-2750425

Gentiva Health Services

888 Veterans Memorial Highway

Suite 210

Hauppauge, NY 11788-2940    Co. Suffolk

Phone: (631)232-6030

Fax: (631)232-6470

Sub Unit - Riverhead 02860

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	5157600	CHHA Operating Certificate
MCR		33-7232	Medicare (CGS)	09/10/87
MCD	NY	01047281	Cert Medicaid	04/08/88
NPI		1376575977	NPI	07/06/06

895 QC-Medi New York, Inc.    Tax ID: 11-2750425

Gentiva Health Services

200 Elwood Davis Rd

Liverpool, NY 13088-6184    Co. Onondaga

Phone: (315)461-0209

Fax: (315)461-0298

Branch - Branch - Auburn 00887

Branch - Branch - Oswego 00888

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	3301605	CHHA Operating Certificate
MCR		33-7255	Medicare (CGS)	12/07/87
MCD	NY	01085501	Cert Medicaid	12/07/87
NPI		1912939489	NPI	07/07/06

895 Quality Care-USA, Inc.    Tax ID: 11-2256479

Gentiva Health Services

200 Elwood Davis Rd

Liverpool, NY 13088-6184    Co. Onondaga

Phone: (315)461-0209

Fax: (315)461-0298

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	9511L022	LHCSA License	05/22/87
NPI		1972528057	NPI	07/12/06

Gentiva	Page 50
Home Health Agency Licensed, Medicare-Approved Locations	of 68

888 QC-Medi New York, Inc.    Tax ID: 11-2750425

Gentiva Health Services

19 Fourth Avenue

Oswego, NY 13126-1803    Co. Oswego

Phone: (315)342-0521

Fax: (315)342-2451

Branch of 895 Liverpool

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		33-7255	Medicare Under parent	11/01/87
BID		33Q7255001	CMS Branch ID Number

888 Quality Care-USA, Inc.    Tax ID: 11-2256479

Gentiva Health Services

19 Fourth Avenue

Oswego, NY 13126-1803    Co. Oswego

Phone: (315)342-0521

Fax: (315)342-2451

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	9511L027	LHCSA License	05/22/87
NPI		1043242498	NPI	07/07/06

2860 QC-Medi New York, Inc.    Tax ID: 11-2750425

Gentiva Health Services

877 East Main St.

Riverhead, NY 11901-2521    Co. Suffolk

Phone: (631)727-5353

Fax: (631)727-5268

Sub Unit of 718 Hauppauge

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC		N/A	Operating Certificate Under Parent
MCR		33-7302	Medicare (CGS)	08/17/10
MCD	NY	03294915	Home Health Mediciad	08/17/10
NPI		1235458035	NPI	05/19/10

829 QC-Medi New York, Inc.    Tax ID: 11-2750425

Gentiva Health Services

865 Merrick Avenue

Suite 340 South

Westbury, NY 11590-6695    Co. Nassau

Phone: (516)746-8013

Fax: (516)746-7172

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	NY	2910601	CHHA Operating Certificate	01/25/93
MCR		33-7289	Medicare (CGS)	06/03/97
MCD	NY	01447745	CHHA Medicaid	11/01/93
NPI		1760414171	NPI	07/07/06

Gentiva	Page 51
Home Health Agency Licensed, Medicare-Approved Locations	of 68

OHIO

342 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

495 Portage Lakes Dr.

Akron, OH 44319-2205    Co. Summit

Phone: (330)644-4447

Fax: (330)644-2823

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		36-7159	Medicare (CGS)	09/02/81
MCD	OH	0208000	HHA Medicaid	09/30/95
NPI		1316973019	NPI	06/30/06

75 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

959 Illinois Ave.

Suite B

Maumee, OH 43537-1744    Co. Lucas

Phone: (419)482-6519

Fax: (419)482-6832

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		36-7520	Medicare (CGS)	04/07/93
MCD	OH	0928652	HHA
NPI		1598791295	NPI	06/30/06

OKLAHOMA

136 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1202 West Willow Road

Suite D

Enid, OK 73703-2530    Co. Garfield

Phone: (580)242-0024

Fax: (580)242-4037

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7060	Certified License	01/01/97
MCR		37-7122	Medicare (CGS)	05/16/85
MCD	OK	100260400N	HHA Medicaid	03/26/96
OTH	OK	32796	OBN Registration
NPI		1013943711	NPI	06/30/06

136 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

1202 West Willow Road

Suite D

Enid, OK 73703-2530    Co. Garfield

Phone: (580)242-0024

Fax: (580)242-4037

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7449	Non-certified License	01/01/96
NPI		1538191713	NPI	06/23/06
OTH		32796	OBN Registration

Gentiva	Page 52
Home Health Agency Licensed, Medicare-Approved Locations	of 68

177 Gentiva Certified HealthCare Corp.     Tax ID: 11-2645333

Gentiva Health Services

804 East Jackson Street

Hugo, OK 74743-4222     Co. Choctaw

Phone: (580)326-8376

Fax: (580)326-5729

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7064	Certified License	10/03/94
MCR		37-7146	Medicare (CGS)	02/11/87
MCD	OK	100260400M	HHA Medicaid	03/26/96
OTH	OK	32795	OBN Registration
NPI		1861428575	NPI	06/30/06

177 Gentiva Health Services (USA), LLC     Tax ID: 11-3414024

Gentiva Health Services

804 East Jackson Street

Hugo, OK 74743-4222    Co. Choctaw

Phone: (580)326-8376

Fax: (580)326-5729

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7447	Non-certified license	11/14/98
NPI		1902833825	NPI	06/30/06
OTH		32795	OBN Registration- under cert

962 Gentiva Certified HealthCare Corp.     Tax ID: 11-2645333

Gentiva Health Services

2210 West Gore Blvd

Suite 3

Lawton, OK 73501-3652    Co. Comanche

Phone: (580)248-9998

Fax: (580)248-9995

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7063	Certified License	01/01/97
MCR		37-7164	Medicare (CGS)	08/09/89
MCD	OK	100260400R	HHA Medicaid	03/26/96
OTH	OK	32794	OBN Registration
NPI		1497781108	NPI	06/30/06

962 Gentiva Health Services (USA), LLC     Tax ID: 11-3414024

Gentiva Health Services

2210 West Gore Blvd

Suite 3

Lawton, OK 73501-3652    Co. Comanche

Phone: (580)248-9998

Fax: (580)248-9995

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7450	Non-certified License	11/14/98
NPI		1033141205	NPI	06/23/06
OTH		32794	OBN Registration

Gentiva	Page 53
Home Health Agency Licensed, Medicare-Approved Locations	of 68

890 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4045 NW 64th Street

Suite 420

Oklahoma City, OK 73116-2617    Co. Oklahoma

Phone: (405)843-0465

Fax: (405)848-6957

Branch - Branch - Stroud 00181

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7093	Certified License
MCR		37-7170	Medicare (CGS)	03/08/83
MCD	OK	100260400K	HHA Medicaid	09/30/95
OTH	OK	32793	OBN Registration
NPI		1689600397	NPI	06/30/06

890 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

4045 NW 64th Street

Suite 420

Oklahoma City, OK 73116-2617    Co. Oklahoma

Phone: (405)843-0465

Fax: (405)848-6957

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7278	Non-certified License	01/01/97
NPI		1811924731	NPI	06/30/06
OTH		32793	OBN Registration

181 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

408 South 8th Avenue

Stroud, OK 74079-4630    Co. Lincoln

Phone: (918)968-9543

Fax: (918)968-9548

Branch of 890 Oklahoma City

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		37-7170	Medicare Under Parent	06/11/01
OTH	OK	32804	OBN Reg-under non cert lic
BID		37Q7170001	Medicare Branch ID Number

181 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

408 South 8th Avenue

Stroud, OK 74079-4630    Co. Lincoln

Phone: (918)968-9543

Fax: (918)968-9548

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7448	Non-certified License
NPI		1770519480	NPI	06/30/06
OTH	OK	32804	OBN Registration

Gentiva	Page 54
Home Health Agency Licensed, Medicare-Approved Locations	of 68

137 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

7666 East 61st Street

Suite 340

Tulsa, OK 74133-1148    Co. Tulsa

Phone: (918)250-3636

Fax: (918)250-6833

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7056	Certified License	01/01/97
MCR		37-7442	Medicare (CGS)	11/09/94
MCD	OK	100260400Q	HHA Medicaid	03/26/96
OTH	OK	32802	OK Bureau of Narcotics Registration
NPI		1093742918	NPI	06/30/06

137 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

7666 East 61st Street

Suite 340

Tulsa, OK 74133-1148    Co. Tulsa

Phone: (918)250-3636

Fax: (918)250-6833

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OK	7452	Non-certified License	01/01/98
NPI		1346278454	NPI	06/23/06
OTH	OK	32802	OK Bureau of Narcotics Registration (Under Cert)

OREGON

2607 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

16760 SW Upper Boones Ferry Rd

Suite 106

Portland, OR 97224-7696    Co. Washington

Phone: (503)620-3407

Fax: (503)620-3487

Branch of 631 Vancouver

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		50-7081	Medicare Under Parent
BID		50Q7081001	Medicare Branch ID Number	05/01/08

PENNSYLVANIA

677 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1860 Charter Lane

Suite 106

Lancaster, PA 17601-6755    Co. Lancaster

Phone: (717)291-5943

Fax: (717)291-4415

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	PA	723705	Cert License
MCR		39-7237	Medicare (CGS)	07/03/84
MCD	PA	1006932660068	PA Cert Medicaid	03/09/89
NPI		1780614412	NPI	07/05/06

Gentiva	Page 55
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2267 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1250 N. 9th St.

Stroudsburg, PA 18360-7800    Co. Monroe

Phone: (570)424-7790

Fax: (570)424-7795

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	PA	80050501	Cert License	04/12/04
MCR		39-8005	Medicare (CGS)	06/04/04
MCD	PA	1006932660092	Medicaid	03/31/06
NPI		1023042264	NPI	07/11/06

788 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1065 Highway 315, Cross Creek Point

Suite 301

Wilkes Barre, PA 18702    Co. Luzerne

Phone: (570)822-0857

Fax: (570)823-8242

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	PA	742205	Certified License
MCR		39-7422	Medicare (CGS)	09/04/85
MCD	PA	1006932660056	Certified Medicaid	05/01/89
NPI		1598796161	NPI	07/05/06

SOUTH CAROLINA (CON - CERTIFIED AGENCIES ONLY)

2606 Capital Care Resources of South Carolina, LLC    Tax ID: 56-2102603

Gentiva Health Services

1704 E. Greenville St.

Suite 2E

Anderson, SC 29621-7914    Co. Anderson

Phone: (864)332-8200

Fax: (864)332-8208

Branch of 2469 Greenville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		42-7017	Medicare under parent
BID		42Q7017003	Medicare Branch ID	04/02/09

2468 Capital Care Resources of South Carolina, LLC    Tax ID: 56-2102603

Gentiva Health Services

2000 Center Point Road

Suite 2300

Columbia, SC 29210-5812    Co. Richland

Phone: (803)731-2365

Fax: (803)798-0211

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HHA-0154	Certified License
MCR		42-7061	Medicare (Palmetto)	02/23/93
MCD	SC	470617	Cert Medicaid
NPI		1619904968	NPI	06/26/06

Gentiva	Page 56
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2540 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

517 Chesnee Highway

Suite C & D

Gaffney, SC 29341-2709    Co. Cherokee

Phone: (864)488-0898

Fax: (864)488-3423

Branch - Branch - Rock Hill 02596

Branch - Branch - Union 02597

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HHA-0178	Certified License	01/03/07
MCR		42-7117	Medicare (Palmetto)	06/13/07
MCD		HHA178	Medicaid
NPI		1891724555	NPI	09/19/06

2469 Capital Care Resources of South Carolina, LLC    Tax ID: 56-2102603

Gentiva Health Services

430 Roper Mountain Road

Suite E

Greenville, SC 29615-4243    Co. Greenville

Phone: (864)297-5711

Fax: (864)297-5744

Branch - Branch - Anderson 02606

Branch - Branch - Seneca 02472

Branch - Branch - Spartanburg 02473

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HHA-0158	Certified License
MCR		42-7017	Medicare (Palmetto)
MCD	SC	470172	Cert Medicaid
NPI		1598793192	NPI	06/30/06

2470 Total Care Home Health of South Carolina, LLC    Tax ID: 20-0091422

Gentiva Health Services

1240 21st Avenue North

Suite 200

Myrtle Beach, SC 29577-7401    Co. Horry

Phone: (843)448-7060

Fax: (843)448-3619

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HHA-0179	Certified License
MCR		42-7045	Medicare (Palmetto)
MCD	SC	HHA-179	Medicaid
NPI		1821027962	NPI	07/01/06

2642 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4975 Lacross Road

Suite 354

North Charleston, SC 29406-6531    Co. Charleston

Phone: (843)744-1191

Fax: (843)744-1141

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	SC	HHA-0051	Certified license
MCR		42-7035	Medicare (Palmetto)
MCD	SC	HHA300	Medicaid	08/02/08
NPI		1285899526	NPI	08/02/08

Gentiva	Page 57
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2596 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

250 Piedmont Blvd

Rock Hill, SC 29732-1835    Co. York

Phone: (803)329-3184

Fax: (803)329-4613

Branch of 2540 Gaffney

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		42-7117	Medicare Under Parent
BID		42Q7117002	Medicare Branch ID Number	11/01/07

2472 Capital Care Resources of South Carolina, LLC    Tax ID: 56-2102603

Gentiva Health Services

10 Accountants Circle,

The Commons

Seneca, SC 29678-2670    Co. Oconee

Phone: (864)885-1085

Fax: (864)885-1798

Branch of 2469 Greenville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		42-7017	Medicare under parent
BID		42Q7017002	Medicare Branch ID number	01/27/06

2473 Capital Care Resources of South Carolina, LLC    Tax ID: 56-2102603

Gentiva Health Services

905 East Main Street

Suite 1

Spartanburg, SC 29302-2182    Co. Spartanburg

Phone: (864)582-5936

Fax: (864)582-4225

Branch of 2469 Greenville

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		42-7017	Medicare under parent
BID		42Q7017001	Medicare Branch ID number	04/01/04

2597 Total Care Home Health of North Carolina, LLC    Tax ID: 20-0091435

Gentiva Health Services

1261 South Duncan Bypass

(Mail: PO Box 625, zip 29379-0625)

Union, SC 29379-7218    Co. Union

Phone: (864)429-4821

Fax: (864)429-5213

Branch of 2540 Gaffney

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		42-7117	Medicare Under Parent
BID		42Q7117001	Medicare Branch ID Number	11/01/07

Gentiva	Page 58
Home Health Agency Licensed, Medicare-Approved Locations	of 68

TENNESSEE (CON State)

757 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

5751 Cornelison Road

Bldg 6400 B

Suite 100

Chattanooga, TN 37411-5700    Co. Hamilton

Phone: (423)892-1122

Fax: (423)899-2015

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	0000000100	Certified License
MCR		44-7495	Medicare (CGS)	07/15/85
MCD	TN	044-7495	Cert Medicaid	07/15/85
NPI		1093744815	NPI	07/02/06

178 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2004 American Way

Suite 121

Kingsport, TN 37660-5892    Co. Sullivan

Phone: (423)230-1000

Fax: (423)246-6087

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	0000000251	Certified License
MCR		44-7254	Medicare (CGS)	12/12/83
MCD	TN	044-7254	Cert Medicaid	10/09/84
NPI		1689604860	NPI	07/04/06

750 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

6223 Highland Place Way

Knoxville, TN 37919-4024    Co. Knox

Phone: (865)584-3133

Fax: (865)584-0677

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	0000000142	Certified License
MCR		44-7111	Medicare (CGS)	06/01/77
MCD	TN	044-7111	Cert Medicaid
NPI		1669402749	NPI	07/04/06

2478 Healthfield of Tennessee, LLC    Tax ID: 01-0831798

Gentiva Health Services

115 Winwood Dr.

Suite 101

Lebanon, TN 37087-1343    Co. Wilson

Phone: (615)449-0045

Fax: (615)443-0063

Branch - Branch - Smyrna 02541

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	0000000041	Certified License
MCR		44-7191	Medicare (Palmetto)
MCD	TN	0447191		07/01/05
NPI		1659301737	NPI	07/04/06

Gentiva	Page 59
Home Health Agency Licensed, Medicare-Approved Locations	of 68

663 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

624 Grassmere Park Drive

Suite 8

Nashville, TN 37211-3671    Co. Davidson

Phone: (615)360-9000

Fax: (615)360-9278

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	0000000049	Certified License
MCR		44-7488	Medicare (CGS)	03/03/85
MCD	TN	044-7488	Cert Medicaid	03/08/85
NPI		1427089697	NPI	07/06/06

2541 Healthfield of Tennessee, LLC    Tax ID: 01-0831798

Gentiva Health Services

695 President Place

Suite 200

Smyrna, TN 37167-5681    Co. Rutherford

Phone: (615)220-6183

Fax: (615)220-6987

Branch of 2478 Lebanon

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		44-7191	Medicare under parent
BID		44Q7191001	Medicare Branch ID Number	04/15/06

2480 Healthfield of Tennessee, LLC    Tax ID: 01-0831798

Gentiva Health Services

1970 North Jackson Street

Tullahoma, TN 37388-8240    Co. Coffee

Phone: (931)455-1026

Fax: (931)455-1920

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TN	0000000030	Certified License
MCR		44-7151	Medicare (Palmetto)
NPI		1568493633	NPI	07/06/06

TEXAS

793 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1600 West 38th Street

Suite 202

Austin, TX 78731-6405    Co. Travis

Phone: (512)459-5479

Fax: (512)451-4840

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	004444	Certified License
MCR		67-7166	Medicare (CGS)	09/16/88
MCD	TX	1364945-04	Certified Medicaid
NPI		1376573402	NPI	06/23/06

Gentiva	Page 60
Home Health Agency Licensed, Medicare-Approved Locations	of 68

13 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

13700 Veterans Memorial Drive

Suite 410

Houston, TX 77014-1017    Co. Harris

Phone: (281)583-7191

Fax: (281)583-5812

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	003072	Certified License
MCR		45-7264	Medicare (CGS)	11/22/82
MCD	TX	1364945-03	Certified Medicaid
NPI		1558391680	NPI	06/23/06

2257 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

10100 W. Sam Houston Parkway South

Suite 360

Houston, TX 77099-5150    Co. Harris

Phone: (281)568-1878

Fax: (281)568-5530

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	008390	Certified License
MCR		67-7737	Medicare (CGS)
MCD	TX	1591836-02	Medicaid	03/29/03
NPI		1093745127	NPI	06/23/06

44 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4242 East Piedras Drive

Suite 100

San Antonio, TX 78228-1420    Co. Bexar

Phone: (210)340-1800

Fax: (210)524-7215

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	003074	Certified License	01/12/83
MCR		45-7416	Medicare (CGS)	01/12/83
MCD	TX	1364945-07	Certified Medicaid
NPI		1942232111	NPI	06/23/06

UTAH

899 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

50 East 100 South

Suite 200

Saint George, UT 84770-2316    Co. Washington

Phone: (435)628-5277

Fax: (435)673-0432

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	AZ	HHA0170	Certified License (AZ)
LIC	UT	2013-HHA-793	Certified License
LIC	NV	592HSB-18	Certified License (NV) - GHS XI
MCR		46-7015A	Medicare (CGS)
MCD	UT	112645333014	Certified Medicaid	12/31/95
MCD	NV	29-88017	Certified Medicaid	12/01/89
NPI		1578595757	NPI	06/23/06

Gentiva	Page 61
Home Health Agency Licensed, Medicare-Approved Locations	of 68

VIRGINIA

2692 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

876-B East Main Street

Bedford, VA 24523-2904    Co. Bedford

Phone: (540)586-6765

Fax: (540)586-6758

Branch of 2272 Lynchburg

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		49-7597	Medicare Under Parent
BID		49Q7597001	Medicare Branch ID Number	03/15/10

2665 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1097 North Franklin Street

Christiansburg, VA 24073-1421    Co. Montgomery

Phone: (540)382-9311

Fax: (540)381-0132

Branch of 830 Roanoke

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		49-7429	Medicare Under Parent
BID		49Q7429001	Medicare Branch ID Number	06/01/09

2272 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1928 Thomson Drive

Lynchburg, VA 24501-1009    Co. Lynchburg City

Phone: (434)846-5219

Fax: (434)528-4963

Branch - Branch - Bedford 02692

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	N/A	Cert License Exempt
MCR		49-7597	Medicare (CGS)	03/31/05
MCD	VA	004970985	Cert Medicaid	02/25/94
NPI		1194753194	NPI	06/29/06

744 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2601 Willard Road

Suite 101

Richmond, VA 23294-3638    Co. Henrico

Phone: (804)672-7500

Fax: (804)672-7563

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	N/A	Cert Exempt
MCR		49-7424	Medicare (CGS)	01/03/89
MCD	VA	004974247	Cert Medicaid	01/03/89
NPI		1891726584	NPI	07/05/06

Gentiva	Page 62
Home Health Agency Licensed, Medicare-Approved Locations	of 68

830 Gentiva Certified HealthCare Corp.     Tax ID: 11-2645333

Gentiva Health Services

1302 Plantation Road

Roanoke, VA 24012-5713    Co. Roanoke

Phone: (540)362-7578

Fax: (540)362-8150

Branch - Branch - Christiansburg 02665

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	N/A	Cert Exempt
MCR		49-7429	Medicare (CGS)	05/04/89
MCD	VA	004974298	Cert Medicaid	05/04/89
NPI		1124059688	NPI	07/05/06

937 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

5544 Greenwich Road

Suite 300

Virginia Beach, VA 23462-6563    Co. Virginia Beach C

Phone: (757)499-2303

Fax: (757)499-5973

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	VA	N/A	Cert Exempt
MCR		49-7271	Medicare (CGS)	07/01/89
MCD	VA	004972716	Cert Medicaid	10/21/82
NPI		1881625051	NPI	07/06/06

WASHINGTON (CON - CERTIFIED AGENCIES ONLY)

2627 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

10940 NE 33rd Place

Suite 103

Bellevue, WA 98004-1432    Co. King

Phone: (425)827-2415

Branch of 627 Kent

2627 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

10940 NE 33rd Place

Suite 103

Bellevue, WA 98004-1432    Co. King

Phone: (425)827-2415

Fax: (425)822-0328

Branch of 627 Kent

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		50-7082	Medicare Under Parent
BID		50Q7082002	Medicare Branch ID number	04/19/08

Gentiva	Page 63
Home Health Agency Licensed, Medicare-Approved Locations	of 68

708 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4060 Wheaton Way

Bldg A

Suite 2A

Bremerton, WA 98310-3500    Co. Kitsap

Phone: (360)373-6966

Fax: (360)373-6965

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.00000291	Certified License - Fac#011379
MCR		50-7106	Medicare (CGS)	01/12/96
MCD	WA	9041591	DME Medicaid	01/12/96
MCD	WA	9041609	Certified Medicaid	11/30/90
NPI		1114958725	NPI	07/07/06

2251 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

728 134th Street SW

Suite 203

Everett, WA 98204-5322     Co. Snohomish

Phone: (425)745-4345

Fax: (425)745-4835

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.00000295	Certified License - Facility#011364
MCR		50-7071	Medicare (CGS)	08/01/85
MCD	WA	9041138	Certified HHA Medicaid	01/01/86
MCD	WA	9041575	DME Medicaid	02/01/93
NPI		1538198817	NPI	07/07/06

627 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

20829 72nd Ave South

Suite 125

Kent, WA 98032-1404    Co. King

Phone: (253)395-5133

Fax: (253)395-8834

Branch - Branch - Bellevue 02627

Branch - Branch - Seattle 02268

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.00000293	Certified License - Facility #011363
MCR		50-7082	Medicare (CGS)	01/17/87
MCD	WA	9041112	Certified Medicaid	01/06/90
MCD	WA	9041567	DME Medicaid	06/01/95
NPI		1992734271	NPI	07/07/06

627 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

20829 72nd Ave South

Suite 125

Kent, WA 98032-1404    Co. King

Phone: (253)395-5133

Fax: (253)395-8834

Branch - Branch - Bellevue 02627

Branch - Branch - Seattle 02268

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.60378522	Non-certified License	01/01/96
NPI		1861423477	NPI	07/07/06

Gentiva	Page 64
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2888 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

22820 E. Appleway Ave

Liberty Lake, WA 99019-9514    Co. Spokane

Phone: (509)473-4900

Fax: (509)473-4953

Branch - Branch - Pullman 02889

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	ID	HH-225	Certified license
LIC	WA	IHS.FS.60308064	Certified license	12/20/12
MCR		50-7021	Medicare (NGS)	09/01/12
MCD	WA	1265789820	Certified Medicaid - Provider One	09/01/12
MCD	ID	1265789820 (ID)		09/01/12
NPI		1265789820	NPI

2889 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

1610 NE Eastgate Blvd

Suite 850

Pullman, WA 99163-5625    Co. Whitman

Phone: (509)334-6016

Fax: (509)334-6094

Branch of 2888 Liberty Lake

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		50-7021	Medicare Under Parent
BID		50-Q7021001	Medicare Branch ID	09/01/12

2611 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

2913 NE 5th Avenue

Suite 202

Puyallup, WA 98372-6748    Co. Pierce

Phone: (253)435-9953

Fax: (253)435-9954

Branch of 629 Tacoma

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		50-7031	Medicare Under Parent
BID		50Q7031001	Medicare Branch ID	07/21/08

2611 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

2913 NE 5th Avenue

Suite 202

Puyallup, WA 98372-6748    Co. Pierce

Phone: (253)435-9953

Fax: (253)435-9954

Branch of 629 Tacoma

Gentiva	Page 65
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2268 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

115 NE 100th Street

Bldg A

Suite 250

Seattle, WA 98125-8099    Co. King

Phone: (206)729-7773

Fax: (206)729-8881

Branch of 627 Kent

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		50-7082	Medicare Under parent
BID		50Q7082001	Medicare Branch ID number

2268 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

115 NE 100th Street

Bldg A

Suite 250

Seattle, WA 98125-8099    Co. King

Phone: (206)729-7773

Fax: (206)729-8881

Branch of 627 Kent

2660 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

9718 N. Morton Court

Spokane, WA 99218-3816    Co. Spokane

Phone: (509)464-4970

Fax: (509)464-4971

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.00000296	Certified License - Facility #011369	01/07/03
MCR		50-7075	Medicare (CGS)	04/18/86
MCD	WA	9041120	Certified Medicaid	06/13/92
MCD	WA	9041559	DME Medicaid	07/01/92
NPI		1184653461	NPI	07/07/06

629 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

4020 South 56th St.

Suite 101

Tacoma, WA 98409-2615    Co. Pierce

Phone: (253)475-6862

Fax: (253)471-0931

Branch - Branch - Puyallup 02611

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.00000298	Certified License - Facility #011357
MCR		50-7031	Medicare (CGS)	01/17/87
MCD	WA	9041161	Cert HH	01/06/90
MCD	WA	9041583	Cert DME	01/01/96
NPI		1801825187	NPI	07/07/06

Gentiva	Page 66
Home Health Agency Licensed, Medicare-Approved Locations	of 68

629 Gentiva Health Services (USA), LLC    Tax ID: 11-3414024

Gentiva Health Services

4020 South 56th St.

Suite 101

Tacoma, WA 98409-2615    Co. Pierce

Phone: (253)475-6862

Fax: (253)471-0931

Branch - Branch - Puyallup 02611

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WA	IHS.FS.60378511	Non-certified License - Facility #011358	01/01/96
NPI		1396776902	NPI	07/07/06

631 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

204 SE Stone Mill Drive

Suite 260

Vancouver, WA 98684-3507    Co. Clark

Phone: (360)253-7746

Fax: (360)944-7915

Branch - Branch - Portland 02607

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	OR	13-0069	Certified License	05/04/99
LIC	WA	IHS.FS.00000300	Certified License - Facility #011396
MCR		50-7081	Medicare (CGS)	03/05/87
MCD	WA	9040171	DME Medicaid	09/01/95
MCD	WA	9041146	Certified Medicaid	02/21/87
NPI		1205867819	NPI	07/07/06

WISCONSIN

2908 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

W177 N9886 Rivercrest Drive

Suite 112

Germantown, WI 53022-6407    Co. Washington

Phone: (262)251-3807

Fax: (262)251-3812

Branch of 247 West Allis

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		52-7207	Medicare Under Parent	08/19/13
BID		52Q7207001	Medicare Branch ID number	08/19/13

585 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

One Main Centre

One Main St

Suite 330

Racine, WI 53403-1069    Co. Racine

Phone: (262)636-9036

Fax: (262)636-9029

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WI	3	HHA cert - no renewal	01/10/77
MCR		52-7098	Medicare (CGS)	05/01/79
MCD	WI	41506200	HHA
OTH	WI	N/A	Leg Rep Bkground CK
NPI		1225064934	NPI	06/30/06

Gentiva	Page 67
Home Health Agency Licensed, Medicare-Approved Locations	of 68

247 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

10150 West National Avenue

Suite 300

West Allis, WI 53227-214     Co. Milwaukee

Phone: (414)327-4553

Fax: (414)327-4576

Branch - Branch - Germantown 02908

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	WI	237	CERT HHA - no renewal	04/06/90
MCR		52-7207	Medicare (CGS)	05/04/90
MCD	WI	41532800	Cert HH, RC, PC	11/04/96
OTH	WI	N/A	Leg Rep Bkground CK
NPI		1225064926	NPI	06/30/06

WEST VIRGINIA (CON State)

2260 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

347 A Rural Acres Dr

Beckley, WV 25801-3064    Co. Raleigh

Phone: (304)255-5263

Fax: (304)255-2174

Branch - Branch - Bluefield 02590

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		51-7125	Medicare (CGS)	09/16/03
MCD	PA	100693266	PA Cert Medicaid (See Remark)	07/23/04
MCD	WV	0005018-001	Cert Medicaid	11/24/03
		3810000154	Private Duty Nursing - Hourly	11/24/03
NPI		1265461545	NPI	07/07/06

2590 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

513 Cherry Street

Bluefield, WV 24701-3335    Co. Mercer

Phone: (304)325-3378

Fax: (304)324-7087

Branch of 2260 Beckley

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		51-7125	Medicare Under Parent
BID		51Q7125001	Medicare Branch ID Number	05/12/07

799 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

100 Kanawha Blvd West

Charleston, WV 25302-2300    Co. Kanawha

Phone: (304)346-9667

Fax: (304)346-9717

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		51-7048	Medicare (CGS)	06/18/84
MCD	WV	0005018000	Cert Medicaid	06/18/84
MCD	WV	0160941000	Children With Special Needs Medicaid
NPI		1356370639	NPI	07/07/06

Gentiva	Page 68
Home Health Agency Licensed, Medicare-Approved Locations	of 68

2264 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

5187 US Route 60E

Bldg. 2

Suite 28

Huntington, WV 25705-2076    Co. Cabell

Phone: (304)733-9430

Fax: (304)733-9439

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		51-7126	Medicare (CGS)	09/16/03
MCD	WV	0005018-002	Cert Medicaid	11/24/03
MCD	WV	3810000157	Private Duty Nursing-Hourly Care	11/24/03
NPI		1659302164	NPI	07/07/06

173 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

39 12th Street

Parkersburg, WV 26101-4339    Co. Wood

Phone: (304)424-7172

Fax: (304)485-1559

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MC		51-7087	Medicare (CGS)	04/21/93
MCD	WV	0004498000	WV Cert Medicaid	04/21/93
NPI		1447289723	NPI	07/07/06

2669 Gentiva Certified HealthCare Corp.    Tax ID: 11-2645333

Gentiva Health Services

800 Broad Street

Summersville, WV 26651-1707    Co. Nicholas

Phone: (304)872-7380

Fax: (304)872-7384

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		51-7120	Medicare (CGS)
MCD	WV	3810017555	Medicaid	07/01/09
NPI		1396971107	NPI	07/01/09

Gentiva	Page 1 of 16
Harden Hospice Locations

ALABAMA (CON State)

CC # 2913
Omega Hospice, LLC	Tax ID: 20-8667430
101 2nd Avenue
Cullman, AL 35055-3511 Co. Cullman
Phone: (256) 737-1793
Fax: (256) 737-3765

ADS—Huntsville—CC# 2914

ADS—Vestavia—CC# 2915

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-1667	Medicare (Palmetto)
MCD	AL	1447371455	Medicaid	02/14/08
NPI		1447371455	NPI

CC # 2914
Omega Hospice, LLC	Tax ID: 20-8667430
2006 Franklin Street
Suite 203
Huntsville, AL 35801-4537 Co. Madison
Phone: (256) 533-1112
Fax: (256) 533-1115
ADS of Cullman # 2913

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-1667	Medicare under parent
BID			Medicare Branch ID Number

CC # 2915
Omega Hospice, LLC	Tax ID: 20-8667430
3125 Sunview Drive
Vestavia, AL 35243-5434 Co. Jefferson
Phone: (205)969-4872
Fax: (205) 969-8234
ADS of Cullman # 2913

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		01-1667	Medicare under parent
BID			Medicare Branch ID Number

CALIFORNIA

CC # 2916
California Hospice, LLC	Tax ID: 30-0711730
Asian American Hospice CALIFORNIA BY HARDEN HEALTHCARE
1570 The Alameda
Suite 312
San Jose, CA 95126 Co. Santa Clara
Phone: (408) 271-9274
Fax: (408) 271-9349
(NOT YET OPEN)

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CA	Pending	Certified License
MCR		Pending	Medicare (NGS)
NPI		1659637866	NPI

Gentiva	Page 2 of 16
Harden Hospice Locations

COLORADO

CC # 2917
Alpine Home Health, Inc. Tax ID: 64-0921774
Harden Hospice COLORADO
1517 Blake Avenue
Suite 100B
Glenwood Springs, CO 81601-3966 Co. Garfield
Phone: (970) 945-1475
Fax: (970) 945-1365
ADS of Grand Junction # 2918

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	17C967	Certified License
MCR		06-1549	Medicare under parent

CC # 2918
Alpine Home Health, Inc. Tax ID: 64-0921774
Harden Hospice COLORADO
2764 Compass Drive
Suite 110
Grand Junction, CO 81506-8749 Co. Mesa
Phone: (970) 245-0188
Fax: (970) 245-0288

ADS—Glenwood Springs—CC# 2917

ADS—Montrose—CC# 2919

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	17R327	Certified License
MCR		06-1549	Medicare (CGS)
MCD	CO	25601733	Medicaid
NPI		1427117043	NPI

CC # 2919
Alpine Home Health, Inc. Tax ID: 64-0921774
Harden Hospice COLORADO
924 Spring Creek Road
Unit 3C
Montrose, CO 81403-3352 Co. Montrose
Phone: (970) 945-2838
Fax:
ADS of Grand Junction # 2918

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	17Y393	Certified License
MCR		06-1549	Medicare under parent
BID		NA	Medicare Branch ID Number

CC # 2920
Colorado Hospice, LLC Tax ID: 27-2141126
Harden Hospice COLORADO
4891 Independence Street
Suite 215
Wheat Ridge, CO 80033-6839 Co. Jefferson
Phone: (303) 217-5892
Fax: (303) 423-8919

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	CO	17L627	Certified License
MCR		06-1572	Medicare (CGS)
MCD	CO	26753278	Medicaid
NPI		1003130196	NPI

Gentiva	Page 3 of 16
Harden Hospice Locations

GEORGIA (CON - CERTIFIED AGENCIES ONLY)

CC # 2921
Georgia Hospice LLC Tax ID: 27-4251135
2001 Professional Way
Suite 240
Woodstock, GA 30188-6444 Co. Cherokee
Phone: (770)592-3688
Fax: (678) 494-0418

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	GA	028-0362	Certified License
MCR		11-1721	Medicare (Palmetto)
MCD	GA	003129109A	Medicaid
NPI		1568767911	NPI

IOWA

CC # 2923
Iowa Hospice, LLC Tax ID: 20-2589495
Iowa Hospice BY HARDEN HEALTHCARE
550 South Roosevelt Avenue
Burlington, IA 52601 Co. Des Moines
Phone: (319) 752-0954
Fax:
ADS of Muscatine #2929

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1589	Medicare under parent

CC # 2924
Iowa Hospice, LLC Tax ID: 20-2589495
Iowa Hospice BY HARDEN HEALTHCARE
831 North Griffith Road
Carroll, IA 51401 Co. Carroll
Phone: (712) 792-2191
Fax: (712) 792-4856

ADS—Fort Dodge—CC# 2926

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1582	Medicare (CGS)	08/20/2008
MCD	IA	0615872	Medicaid
NPI		1306946900	NPI

CC # 2925
Iowa Hospice, LLC Tax ID: 20-2589495
Iowa Hospice BY HARDEN HEALTHCARE
1245 1st Southeast Avenue
Cedar Rapids, IA 52402 Co. Linn
Phone: (319) 363-0454
Fax:
ADS of Waterloo #2935

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1578	Medicare under parent

Gentiva	Page 4 of 16
Harden Hospice Locations

CC # 2922
Iowa Hospice, LLC Tax ID: 20-2589495
Iowa Hospice BY HARDEN HEALTHCARE
132 W Broadway
Council Bluffs, IA 51503-4311 Co. Cass
Phone: (712) 322-2373
Fax: (712) 322-2387

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1588	Medicare (CGS)	05/15/2009
MCD	IA	0615880	Medicaid
NPI		1992977920	NPI

CC # 2926
Iowa Hospice, LLC Tax ID: 20-2589495
Iowa Hospice BY HARDEN HEALTHCARE
900 Central Avenue
Suite 1
Fort Dodge, IA 50501 Co. Webster
Phone:
Fax:
ADS of Carroll #2924

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1582	Medicare under parent

CC # 2927
Iowa Hospice, LLC Tax ID: 20-2589495
Iowa Hospice BY HARDEN HEALTHCARE
5650 Northwest Johnston Drive
Suite E
Johnston, IA 50131-1375 Co. Polk
Phone: (515) 276-6696
Fax: (515) 276-6730

ADS—Oskaloosa—CC# 2931

ADS—Panora—CC# 2932

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1575	Medicare (CGS)	08/20/2008
MCD	IA	0615815	Medicaid
NPI		1821075201	NPI

CC # 2928

Iowa Hospice, LLC    Tax ID: 20-2589495

Iowa Hospice BY HARDEN HEALTHCARE

2 West Main Street

Marshalltown, IA 50158    Co. Marshall

Phone: (641) 753-6203

Fax:

ADS of Waterloo #2935

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1578	Medicare under parent

Gentiva	Page 5 of 16
Harden Hospice Locations

CC # 2929

Iowa Hospice, LLC    Tax ID: 20-2589495

Iowa Hospice BY HARDEN HEALTHCARE

1615 2nd Avenue

Muscatine, IA 52761    Co. Muscatine

Phone: (563) 263-2856

Fax: (563) 263-5908

ADS—Burlington—CC# 2923

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1589	Medicare (CGS)	08/25/2009
MCD	IA	0610002	Medicaid
NPI		1093987422	NPI

CC # 2930

Iowa Hospice, LLC    Tax ID: 20-2589495

Iowa Hospice BY HARDEN HEALTHCARE

18 East Main Street

Suite 2

New Hampton, IA 50659    Co. Chickasaw

Phone: (641) 394-2033

Fax: (641) 394-2996

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1590	Medicare (CGS)	05/15/2009
MCD	IA	0615900	Medicaid
NPI		1114188505	NPI

CC # 2931

Iowa Hospice, LLC    Tax ID: 20-2589495

Iowa Hospice BY HARDEN HEALTHCARE

212 1st Avenue East

Oskaloosa, IA 52577    Co. Mahaska

Phone: (641) 676-1799

Fax:

ADS of Johnston #2927

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1575	Medicare under parent

CC # 2932

Iowa Hospice, LLC    Tax ID: 20-2589495

Iowa Hospice BY HARDEN HEALTHCARE

5399 Chimra Road

Panora, IA 50216-8738    Co. Guthrie

Phone: (641) 755-4114

Fax:

ADS of Johnston #2927

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1575	Medicare under parent

CC # 2933

Iowa Hospice, LLC    Tax ID: 20-2589495

Iowa Hospice BY HARDEN HEALTHCARE

2912 Hamilton Boulevard

Lower B, Suite 105

Sioux City, IA 51104    Co. Woodbury

Phone: (712) 258-3457

Fax: (712) 258-3450

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1601	Medicare (CGS)	08/31/2012
MCD	IA	610021?	Medicaid
NPI		1982974283	NPI

Gentiva	Page 6 of 16
Harden Hospice Locations

CC # 2934

Iowa Hospice, LLC     Tax ID: 20-2589495

Iowa Hospice BY HARDEN HEALTHCARE

1370 Lake Street

Spirit Lake, IA 51360    Co. Dickinson

Phone: (712) 336-2941

Fax: (712) 336-2591

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1586	Medicare (CGS)	10/10/2007
MCD	IA	0615860	Medicaid
NPI		1033381736	NPI

CC # 2935

Iowa Hospice, LLC    Tax ID: 20-2589495

Iowa Hospice BY HARDEN HEALTHCARE

626 Commercial Street

Waterloo, IA 50701-5416    Co. Black Hawk

Phone: (319) 232-5233

Fax: (319) 232-5751

ADS—Cedar Rapids—CC# 2925

ADS—Marshalltown—CC# 2928

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		16-1578	Medicare (CGS)
MCD	IA	0615856	Medicaid
NPI		1801806476	NPI

KANSAS

CC # 2936

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

1117 Washington Street

Great Bend, KS 67530-4350    Co. Barton

Phone: (620) 792-5034

Fax: (620) 792-5131

ADS of Wichita #2944

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1542	Medicare under parent

CC # 2937

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

125 West 2nd Avenue

Suite C

Hutchinson, KS 67501-5263    Co. Reno

Phone: (620) 664-5757

Fax: (620) 664-6670

ADS of Wichita #2944

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE

MCR		17-1542	Medicare under parent

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Harden Hospice Locations

CC # 2938

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

15329 West 95th Street

Lenexa, KS 66219-1262    Co. Johnson

Phone: (913) 599-1125

Fax: (913) 599-3554

ADS—Topeka—CC# 2943

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1553	Medicare (CGS)
MCD	KS	100342290C	Medicaid
NPI		1326196627	NPI

CC # 2939

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

117 E. Euclid

McPherson, KS 67460-4301    Co. McPherson

Phone: (620) 254-0891

Fax: (620) 245-9565

ADS of Wichita #2944

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1542	Medicare under parent

CC # 2940

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

301 N. Main St., #196

Newton, KS 67114-3400    Co. Harvey

Phone: (316) 283-2116

Fax: (316) 283-0046

ADS of Wichita #2944

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1542	Medicare under parent

CC # 2941

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

1906 Main Street, #103

Parsons, KS 67357-3392    Co. Labette

Phone: (620) 421-6161

Fax: (620) 423-3072

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1556	Medicare (CGS)
MCD	KS	100342290D	Medicaid
NPI		1609924638	NPI

CC # 2942

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

200 South Santa Fe Avenue, Suite A

Salina, KS 67401-3963    Co. Saline

Phone: (785) 823-2979

Fax: (785) 493-0597

ADS of Wichita #2944

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1542	Medicare under parent

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Harden Hospice Locations

CC # 2943

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

2121 Southwest Chelsea Drive

Suite 107

Topeka, KS 66614-1756    Co. Shawnee

Phone: (785) 273-4357

Fax: (785) 723-1541

ADS of Lenexa #2938

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1553	Medicare under parent

CC # 2944

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

2622 West Central Avenue

Suite 501

Wichita, KS 67203-4974    Co. Sedgwick

Phone: (316) 559-2049

Fax: (316) 559-2060

ADS—Great Bend—CC# 2936

ADS—Hutchinson—CC# 2937

ADS—McPherson—CC# 2939

ADS—North Newton—CC# 2940

ADS—Salina—CC# 2942

ADS—Winfield—CC# 2945

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1542	Medicare (CGS)	04/28/2003
MCD	KS	100342290A	Medicaid
NPI		1790833382	NPI

CC # 2945

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice KANSAS

917 Main Street

Winfield, KS 67156-3604    Co. Cowley

Phone: (620) 221-3329

Fax: (620) 221-4438

Branch of Wichita #2944

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		17-1542	Medicare under parent

MISSOURI

CC # 2946

The American Heartland Hospice Inc.    Tax ID: 43-1697602

AmHeart Hospice

821 Valley Creek Drive

Farmington, MO 63640-1970    Co. Saint Francois

Phone: (573) 756-0554

Fax: (573) 756-0496

ADS of Saint Louis #2948

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		26-1550	Medicare under parent

Gentiva	Page 9 of 16
Harden Hospice Locations

CC # 2947

Hospice Care of Kansas LLC    Tax ID: 48-1210207

Harden Hospice MISSOURI

4731 South Cochise Drive

Suite 120

Independence, MO 64055-6975    Co. Jackson

Phone: (816) 350-2212

Fax: (816) 285-6083

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	190-3HO	State License
MCR		26-1619	Medicare (CGS)
MCD	MO	826260309	Medicaid
NPI		1013065317	NPI

CC # 2948

The American Heartland Hospice Inc.    Tax ID: 43-1697602

AmHeart Hospice

2388 Schuetz Road

Suite C75

Saint Louis, MO 63146-3414    Co. Saint Louis

Phone: (314) 894-8189

Fax: (314) 894-7334

ADS—Farmington—CC# 2946

ADS—Troy—CC# 2949

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	MO	189-3HO	State License
MCR		26-1550	Medicare (CGS)
MCD	MO	827763301	Medicaid
NPI		1649265166	NPI

CC # 2949

The American Heartland Hospice Inc.    Tax ID: 43-1697602

AmHeart Hospice

The Plaza

Suite 16

Troy, MO 63379    Co. Lincoln

Phone: (636) 526-2816

Fax: N/A

ADS of Saint Louis #2948

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		26-1550	Medicare under parent

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Harden Hospice Locations

TEXAS

CC # 2950

Girling Health Care, Inc.    Tax ID: 74-2115034

Girling Hospice TEXAS BY HARDEN HEALTHCARE

3307 Northland Drive

Suite 240

Austin, TX 78731-4946    Co. Travis

Phone: (512) 349-0402

Fax: (512) 349-0114

ADS—Burnet—CC# 2954

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011733	Certified License
MCR		45-1733	Medicare (CGS)
MCD	TX	001017011	Medicaid
NPI		1932119567	NPI

CC # 2951

American Hospice, Inc.    Tax ID: 75-2486047

Girling Hospice TEXAS BY HARDEN HEALTHCARE

2615 Calder Street

Suite 410

Beaumont, TX 77702-1935    Co. Jefferson

Phone: (409) 838-2796

Fax: (409) 838-5203

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	014390	Certified License
MCR		67-1720	Medicare (Palmetto)
MCD	TX	001021136	Medicaid
NPI		1376838938	NPI

CC # 2952

American Hospice, Inc.    Tax ID: 75-2486047

6700 West South Loop

Suite 250

Bellaire, TX 77401-4104    Co. Harris

Phone: (281) 496-5666

Fax: (281) 496-9568

ADS—League City—CC# 2966

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	013631	Certified License
MCR		45-1686	Medicare (Palmetto)
MCD	TX	001019182	Medicaid
NPI		1316971195	NPI

Gentiva	Page 11 of 16
Harden Hospice Locations

CC # 2953

Girling Health Care, Inc.    Tax ID: 74-2115034

Girling Hospice TEXAS BY HARDEN HEALTHCARE

107 South Park Avenue

Suite E

Brownwood, TX 76801-3014    Co. Brown

Phone: (325) 629-8017

Fax: (325) 656-2158

ADS—Eastland—CC# 2960

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011763	Certified License
MCR		45-1707	Medicare (CGS)
MCD	TX	001016986	Medicaid
NPI		1275543316	NPI

CC # 2954

Girling Health Care, Inc.    Tax ID: 74-2115034

Girling Hospice TEXAS BY HARDEN HEALTHCARE

1001 South Water Street

Suite B

Burnet, TX 78611-3678    Co. Burnet

Phone: (512) 756-8856

Fax: (512) 856-8331

ADS of Austin #2950

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-1733	Medicare under parent
BID		NA	Medicare Branch ID Number

CC # 2955

American Hospice, Inc.    Tax ID: 75-2486047

131 South Westmeadow Drive

Suite 300

Cleburne, TX 76033    Co. Johnson

Phone: (817) 551-0945

Fax: (817) 731-3529

ADS of Fort Worth #2962

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-1704	Medicare under parent
BID		NA	Medicare Branch ID Number

CC # 2956

Lighthouse Hospice Partners, LLC    Tax ID: 35-2190648

Girling Hospice TEXAS BY HARDEN HEALTHCARE

200 River Pointe

Suite 300

Conroe, TX 77304    Co. Montgomery

Phone: (888) 290-7727

Fax: (936) 539-6870

ADS of Tomball #2972

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-1728	Medicare under parent
BID		NA	Medicare Branch ID Number

Gentiva	Page 12 of 16
Harden Hospice Locations

CC # 2957

Lighthouse Hospice – Coastal Bend, LLC    Tax ID: 22-3946976

Girling Hospice TEXAS BY HARDEN HEALTHCARE

210 South Carancahua Street

Suite 301

Corpus Christi, TX 78401-3042    Co. Nueces

Phone: (361) 882-4364

Fax: (361) 882-1706

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011168	Certified License
MCR		67-1580	Medicare (Palmetto)
MCD	TX	001015384	Medicaid
NPI		1649321928	NPI

CC # 2958

American Hospice, Inc.    Tax ID: 75-2486047

Girling Hospice TEXAS BY HARDEN HEALTHCARE

8150 Brookriver Drive

Suite 110

Dallas, TX 75247-7205    Co. Dallas

Phone: (973) 228-2634

Fax: (973) 228-1698

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	013676	Certified License
MCR		45-1584	Medicare (CGS)
MCD	TX	001019178	Medicaid
NPI		1336173111	NPI

CC # 2959

American Hospice, Inc.    Tax ID: 75-2486047

525 North Locust Street

Denton, TX 76201    Co. Denton

Phone: (940) 483-9922

Fax: (940) 566-3252

ADS of Fort Worth #2962

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-1704	Medicare under parent
BID		NA	Medicare Branch ID Number

CC # 2960

Girling Health Care, Inc.    Tax ID: 74-2115034

Girling Hospice TEXAS BY HARDEN HEALTHCARE

957 East Main Street

Eastland, TX 76448-3014    Co. Eastland

Phone: (254) 629-8017

Fax: (254) 628-8014

ADS of Brownwood Hospice #2953

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-1707	Medicare under parent
BID		NA	Medicare Branch ID Number

Gentiva	Page 13 of 16
Harden Hospice Locations

CC # 2961

American Hospice, Inc.    Tax ID: 75-2486047

Girling Hospice TEXAS BY HARDEN HEALTHCARE

7500 Viscount Boulevard

Suite C60

El Paso, TX 79925-5638    Co. El Paso

Phone: (915) 771-7667

Fax: (915) 771-7696

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	014705	Certified License
MCR		67-1726	Medicare (Palmetto)
MCD	TX	001021202	Medicaid
NPI		1861762031	NPI

CC # 2962

American Hospice, Inc.    Tax ID: 75-2486047

Girling Hospice TEXAS BY HARDEN HEALTHCARE

6421 Camp Bowie Boulevard

Suite 200

Fort Worth, TX 76116-5420    Co. Tarrant

Phone: (817) 551-0945

Fax: (817) 731-3529

ADS—Cleburne—CC# 2955

ADS—Denton—CC# 2959

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	013771	Certified License
MCR		45-1704	Medicare (Palmetto)
MCD	TX	001019179	Medicaid
NPI		1710911599	NPI

CC # 2963

Bethany Hospice, LLC    Tax ID: 20-2999369

Girling Hospice TEXAS BY HARDEN HEALTHCARE

2913 Williams Drive

Suite 320

Georgetown, TX 78628    Co. Williamson

Phone: (512) 868-0505

Fax: (512) 868-0622

ADS—(IPU) Round Rock—CC# 2969

ADS—Temple—CC# 2971

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	009947	Certified License
MCR		67-1517	Medicare (Palmetto)
MCD	TX	001013978	Medicaid
NPI		1295899284	NPI

CC # 2964

ABC Hospice, LLC    Tax ID: 20-8716006

Girling Hospice TEXAS BY HARDEN HEALTHCARE

305 Coke Avenue

Suite 140

Hillsboro, TX 76645-2685    Co. Hill

Phone: (817) 299-0907

Fax: (817) 277-4430

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	012591	Certified License
MCR		67-1594	Medicare (Palmetto)
MCD	TX	001017051	Medicaid
NPI		1215156021	NPI

Gentiva	Page 14 of 16
Harden Hospice Locations

CC # 2965

Chaparral Hospice, Inc.    Tax ID: 35-2224605

American Hospice

334 North Main Street

Jacksboro, TX 76458    Co. Jack

Phone: (940) 567-5202

Fax: (940) 567-3931

ADS—Wichita Falls—CC# 2973

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-1770	Medicare under parent
BID		NA	Medicare Branch ID Number

CC # 2966

American Hospice, Inc.    Tax ID: 75-2486047

2525 South Shore Boulevard

Suite 400

League City, TX 77573    Co. Galveston

Phone:

Fax:

ADS of Bellaire Hospice #2952

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		45-1686	Medicare under parent
BID		NA	Medicare Branch ID Number

CC # 2967

American Hospice, Inc.    Tax ID: 75-2486047

Girling Hospice TEXAS BY HARDEN HEALTHCARE

210 Park Drive

Suite 102

Livingston, TX 77351-8337    Co. Polk

Phone: (936) 494-0626

Fax: (936) 494-0628

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	013607	Certified License
MCR		67-1609	Medicare (Palmetto)
MCD	TX	001019180	Medicaid
NPI		1407047590	NPI

CC # 2968

American Hospice, Inc.    Tax ID: 75-2486047

Girling Hospice TEXAS BY HARDEN HEALTHCARE

194 Industrial Boulevard

Suite 107

McKinney, TX 75069-7240    Co. Collin

Phone: (972) 548-1871

Fax: (972) 548-1732

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	013677	Certified License
MCR		67-1625	Medicare (Palmetto)
MCD	TX	001019181	Medicaid
NPI		1053502146	NPI

Gentiva	Page 15 of 16
Harden Hospice Locations

CC # 2969

Bethany Hospice, LLC    Tax ID: 20-2999369

Girling Hospice TEXAS BY HARDEN HEALTHCARE

100 North College Street

Round Rock, TX 78664    Co. Williamson

Phone: (512) 868-0505

Fax: (512) 868-0622

ADS (IPU) of Georgetown Hospice #2963

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		67-1517	Medicare under parent
BID		NA	Medicare Branch ID Number

CC # 2970

Lighthouse Hospice – San Antonio, LLC    Tax ID: 87-0798501

Girling Hospice TEXAS BY HARDEN HEALTHCARE

4335 West Piedras Drive

Suite 100

San Antonio, TX 78228-1219    Co. Bexar

Phone: (210) 615-3691

Fax: (210) 615-3665

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	011938	Certified License
MCR		67-1615	Medicare (Palmetto)
MCD	TX	001017102	Medicaid
NPI		1013119015	NPI

CC # 2971

Bethany Hospice, LLC    Tax ID: 20-2999369

Girling Hospice TEXAS BY HARDEN HEALTHCARE

1616 Azalea Drive

Suite 101

Temple, TX 76502    Co. Bell

Phone: (512) 868-0505

Fax: (512) 868-0622

ADS of Georgetown #2963

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
MCR		67-1517	Medicare under parent
BID		NA	Medicare Branch ID Number

CC # 2972

Lighthouse Hospice Partners LLC    Tax ID: 35-2190648

Girling Hospice TEXAS BY HARDEN HEALTHCARE

715 East Main Street

Suite 100

Tomball, TX 77375-6720    Co. Harris

Phone: (281) 290-7727

Fax: (281) 290-8460

ADS—Conroe—CC# 2956

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	013033	Certified License
MCR		45-1728	Medicare (Palmetto)
MCD	TX	001017960	Medicaid
NPI		1609879469	NPI

Gentiva	Page 16 of 16
Harden Hospice Locations

CC # 2973

Chaparral Hospice, Inc.    Tax ID: 35-2224605

American Hospice

4210 Kell Boulevard

Suite 211

Wichita Falls, TX 76309-4821    Co. Wichita

Phone: (940) 692-5555

Fax: (940) 692-5514

ADS—Jacksboro—CC# 2965

TYPE	ST	NUMBER	DESCRIPTION	EFF DATE
LIC	TX	013663	Certified License
MCR		45-1770	Medicare (Palmetto)
MCD	TX	001019177	Medicaid
NPI		1811929888	NPI

SCHEDULE 5.26(d)

EXCLUDED ENTITIES

None.

5.26(d)

SCHEDULE 5.26(e)

CORPORATE INTEGRITY AGREEMENTS, SETTLEMENT AGREEMENTS, PLANS OF CORRECTION, ETC.

On May 5, 2008, Odyssey HealthCare, Inc. (“Odyssey”) received a letter from the DOJ notifying it that it is conducting an investigation of VistaCare and requesting that Odyssey provide certain information and documents related to its investigation of claims submitted by VistaCare to Medicare, Medicaid and TRICARE from January 1, 2003 through March 6, 2008, the date Odyssey completed the acquisition of VistaCare. Odyssey has been informed by the DOJ and the Medicaid Fraud Control Unit of the Texas Attorney General’s Office that they are reviewing allegations that VistaCare may have billed the federal Medicare, Medicaid and TRICARE programs for hospice services that were not reasonably or medically necessary or performed as claimed. The basis of the investigation is a qui tam lawsuit filed in the United States District Court for the Northern District of Texas by a former employee of VistaCare. The lawsuit was unsealed on October 5, 2009 and served on Odyssey on January 28, 2010. In connection with the unsealing of the complaint, the DOJ filed a notice with the court declining to intervene in the qui tam action at this time. The Texas Attorney General also filed a notice of non-intervention with the court. While these actions should not be viewed as a final assessment by the DOJ or the Texas Attorney General of the merits of this qui tam action, Odyssey considers them to be positive developments. Odyssey continues to cooperate with the DOJ and the Texas Attorney General in their investigation. Based on the limited information that it has at this time, Odyssey cannot predict the outcome of the investigation, the DOJ’s or Texas Attorney General’s views of the issues being investigated, other than the DOJ’s and Texas Attorney General’s notice declining to intervene in the qui tam action at this time, any actions that the DOJ or Texas Attorney General may take or the impact, if any, that the investigation may have on Odyssey’s and our business, results of operations, liquidity or capital resources.

On October 28, 2011, the Assistant United States Attorney for the Northern District of Texas notified Odyssey and Gentiva Health Services, Inc. (the “Company”) of the existence of a second qui tam lawsuit against VistaCare, doing business as VistaCare Hospice, Odyssey Healthcare, and the Company, that had initially been filed on October 29, 2010, in the Northern District of Alabama, but transferred to the Northern District of Texas due to the similarity of allegations with the first qui tam lawsuit. A non-intervention order and unsealing of the second complaint was entered by the District Court for the Northern District of Texas on October 27, 2011. The Company believes this action should not be viewed as a final assessment by the DOJ of the merits of this qui tam action. On February 28, 2012, the court ordered a stay in this qui tam action until the court rules on the pending motion to dismiss in the first qui tam action. The court lifted the stay on July 23, 2012 following the court’s entry of an order ruling on the motion to dismiss in the first qui tam action. On October 24, 2012, all defendants moved to dismiss the complaint. In response to that motion, the relators amended their complaint. On December 3, 2012, all defendants moved to dismiss the relators’ amended complaint. On or about August 30, 2013, the parties filed a stipulated notice of dismissal with prejudice as to all substantive claims against Odyssey and the Company and without prejudice as to VistaCare or the successor in interest claims against Odyssey and the Company in this second qui tam case, which disposed of that case. The United States DOJ consented to the stipulated dismissal on or about September 4, 2013. The Court entered an order granting the stipulated dismissal on September 9, 2013.

5.26(e)

On February 23, 2010, Odyssey received a subpoena from the Department of Health and Human Services, Office of Inspector General (“OIG”), requesting various documents and certain patient records of one of Odyssey’s hospice programs relating to services performed from January 1, 2006 through December 31, 2009. Odyssey is cooperating with the OIG and has completed its subpoena production. Based on the limited information that Odyssey has at this time, the Company cannot predict the outcome of the investigation, the OIG’s views of the issues being investigated or any actions that the OIG may take.

Odyssey entered into a five-year Corporate Integrity Agreement (“CIA”) with the Office of Inspector General of the United States Department of Health and Human Services (“OIG”), which became effective on February 15, 2012, concurrent with the execution of a settlement agreement with the United States, acting through the United States Department of Justice and on behalf of the OIG, that resolved the investigation regarding Odyssey’s provision of continuous care services prior to the Company’s acquisition of Odyssey in August 2010. Although the covered conduct related to services prior to the Company’s acquisition of Odyssey, the CIA, for operational and organizational consistency, relates to all of the Company’s hospice operations.

Under the CIA, Odyssey must maintain its compliance officer and its compliance committee, which must be chaired by the compliance officer and meet at least quarterly. Odyssey must also provide general and special training for covered persons, which include all employees of Odyssey and certain employees of the Company and members of the Company’s Board of Directors. Odyssey must engage an accounting, audit or consulting firm to perform verification and unallowable cost reviews. In addition, Odyssey’s eligibility review team must review the eligibility of Odyssey’s Medicare beneficiaries for the hospice services those beneficiaries received and prepare an eligibility review report. In the event that Odyssey changes locations, closes a business unit or location, purchases or establishes a new business unit or location, or sells any or all of its business units or locations, Odyssey must provide the OIG with at least 30 days’ notice. Odyssey must submit to the OIG annually a report with respect to the status of, and findings regarding, Odyssey’s compliance activities. Again, although the covered conduct related to services prior to the Company’s acquisition of Odyssey, the CIA, for operational and organizational consistency, relates to the Company’s entire hospice operations. If Odyssey fails to comply with the terms of the CIA, it will be subject to penalties.

On December 29, 2011, Odyssey was served with a complaint captioned United States of America and the State of Illinois ex rel. Laurie Geschrey and Laurie Janus v. Generations Healthcare, LLC, Odyssey HealthCare, Inc., Narayan Ponakala and Catherine Ponakala, which was filed on April 19, 2010 as a qui tam action in the United States District Court for the Northern District of Illinois, Eastern Division, Case No. 10 C 2413, under the provisions of the Federal False Claims Act, the Illinois Whistleblower Reward and Protection Act and the Illinois Whistleblower Act. The plaintiffs, two former employees of Generations Healthcare, LLC, a hospice company whose assets were acquired by Odyssey on December 31, 2009, are the relators and allege that defendants committed fraud against the United States and the State of Illinois by, among other things, recruiting and certifying patients as being eligible for hospice care when

5.26(e) - 2

they were known not to be eligible and falsifying patients’ medical records in support of the claims for reimbursement. Relators further allege that Odyssey was aware of Generations Healthcare’s alleged fraudulent business practices. Both the United States and the State of Illinois declined to intervene in the action, and the complaint was unsealed on December 1, 2011. Relators seek statutory damages, which are three times the amount of any actual damages suffered by the United States and the State of Illinois, the maximum statutory civil penalty due under the statutes plus all costs and attorneys fees. Additionally, relators seek back pay plus interest and other damages because of defendants’ alleged retaliation against relators.

Odyssey filed a motion to dismiss the complaint against it on March 23, 2012. On August 14, 2012, the Court denied that motion as it related to Odyssey. Plaintiffs filed an amended complaint, which added a new retaliation claim. On October 3, 2012, defendants moved to dismiss the new retaliation claim and answered the remaining claims. The Court denied the second motion to dismiss on March 22, 2013. Discovery between the parties has begun, and the case has been referred to the magistrate judge for supervision of discovery. Odyssey is also pursuing indemnification from Generations Healthcare and its owners, who are defendants in this action. Given the preliminary stage of this action, the Company is unable to assess the probable outcome or potential liability, if any, arising from this action on the business, financial condition, results of operations, liquidity or capital resources of the Company or Odyssey. Odyssey intends to defend itself vigorously in the action.

On July 10, 2013, the Company was served with a qui tam complaint, which had originally been filed on September 8, 2010 by a former employee in Tennessee as relator. The government had declined to intervene in the action. Relator seeks treble damages and civil penalties under the Federal False Claims Act for alleged violations by the Company in presenting false claims for payment and receiving Medicare reimbursement for certain home health services it had provided, as well as damages relating to her alleged retaliatory discharge by the Company. On September 6, 2013, the Company filed a motion to dismiss the action in its entirety, which remains pending.

5.26(e) - 3

SCHEDULE 6.11

REFINANCING INDEBTEDNESS

Debt Obligations:

Credit Agreement, dated August 17, 2010, by and among Gentiva Health services, Inc., Bank of America, N.A. and lenders party thereto, as amended.

6.11

SCHEDULE 6.12(a)

GENTIVA GUARANTORS

Access Home Health of Florida, LLC

Capital Care Resources, LLC

Capital Care Resources of South Carolina, LLC

Capital Health Management Group, LLC

Chattahoochee Valley Home Care Services, LLC

Chattahoochee Valley Home Health, LLC

CHMG Acquisition LLC

CHMG of Atlanta, LLC

CHMG of Griffin, LLC

Eastern Carolina Home Health Agency, LLC

Family Hospice, Ltd.

FHI GP, Inc.

FHI Health Systems, Inc.

FHI LP, Inc.

FHI Management, Ltd.

Gentiva Certified Healthcare Corp.

Gentiva Health Services (Certified), Inc.

Gentiva Health Services Holding Corp.

Gentiva Health Services (USA) LLC

Gentiva Rehab Without Walls, LLC

Gentiva Services of New York, Inc.

Gilbert’s Home Health Agency, Inc.

Gilbert’s Hospice Care, LLC

Gilbert’s Hospice Care of Mississippi, LLC

Healthfield Home Health, LLC

Healthfield Hospice Services, LLC

Healthfield, LLC

Healthfield of Southwest Georgia, LLC

Healthfield of Statesboro, LLC

Healthfield of Tennessee, LLC

Healthfield Operating Group, LLC

Home Health Care Affiliates, Inc.

Home Health Care Affiliates of Central Mississippi, L.L.C.

Home Health Care Affiliates of Mississippi, Inc.

Home Health Care of Carteret County, LLC

Horizon Health Network LLC

Javelin Healthcare Holdings, LLC

Javelin Merger Sub, Inc.

Mid-South Home Care Services, LLC

Mid-South Home Health Agency, LLC

Mid-South Home Health, LLC

Mid-South Home Health of Gadsden, LLC

New York Healthcare Services, Inc.

6.12(a)

Odyssey HealthCare Austin, LLC

Odyssey HealthCare Detroit, LLC

Odyssey HealthCare Fort Worth, LLC

Odyssey HealthCare GP, LLC

Odyssey HealthCare Holding Company

Odyssey HealthCare, Inc.

Odyssey HealthCare LP, LLC

Odyssey HealthCare Management, LP

Odyssey HealthCare of Augusta, LLC

Odyssey HealthCare of Flint, LLC

Odyssey HealthCare of Marion County, LLC

Odyssey HealthCare of Savannah, LLC

Odyssey HealthCare of St. Louis, LLC

Odyssey HealthCare Operating A, LP

Odyssey HealthCare Operating B, LP

OHS Service Corp.

PHHC Acquisition Corp.

QC-Medi New York, Inc.

Quality Care-USA, Inc.

Tar Heel Health Care Services, LLC

Total Care Home Health of Louisburg, LLC

Total Care Home Health of North Carolina, LLC

Total Care Home Health of South Carolina, LLC

Van Winkle Home Health Care, Inc.

VistaCare, LLC

VistaCare of Boston, LLC

VistaCare USA, LLC

Vista Hospice Care, LLC

Wiregrass Hospice Care, LLC

Wiregrass Hospice LLC

Wiregrass Hospice of South Carolina, LLC

6.12(a) - 2 -

SCHEDULE 6.12(b)

HARDEN GUARANTORS

ABC Hospice, LLC

Alpine Home Health Care, LLC

Alpine Home Health II, Inc.

Alpine Home Health, Inc.

Alpine Resource Group, Inc.

American Homecare Management Corp.

American Hospice, Inc.

Asian American Home Care, Inc.

Bethany Hospice, LLC

California Hospice, LLC

Chaparral Hospice, Inc.

Colorado Hospice, L.L.C.

Faith Home Health and Hospice, LLC

Faith in Home Services, L.L.C.

First Home Health, Inc.

Georgia Hospice, LLC

Girling Health Care Services of Knoxville, Inc.

Girling Health Care, Inc.

Harden Clinical Services, LLC

Harden HC Texas Holdco, LLC

Harden Healthcare Holdings, Inc.

Harden Healthcare Services, LLC

Harden Healthcare, LLC

Harden Home Health, LLC

Harden Home Option, LLC

Harden Hospice, LLC

Hawkeye Health Services, Inc.

HomeCare Plus, Inc.

Horizon Health Care Services, Inc.

Hospice Care of Kansas and Missouri, L.L.C.

Hospice Care of Kansas, L.L.C.

Hospice Care of the Midwest, L.L.C.

Iowa Hospice, L.L.C.

Isidora’s Health Care Inc.

Lakes Hospice, L.L.C.

Lighthouse Hospice - Coastal Bend, LLC

Lighthouse Hospice - Metroplex, LLC

Lighthouse Hospice - San Antonio, LLC

Lighthouse Hospice Management, LLC

Lighthouse Hospice Partners, LLC

Missouri Home Care of Rolla, Inc.

Nursing Care - Home Health Agency, Inc.

Omega Hospice, LLC

6.12(b)

Saturday Partners, LLC

The American Heartland Hospice Corp.

The Home Option, LLC

The Home Team of Kansas, LLC

Voyager Acquisition, L.P.

Voyager Home Health, Inc.

Voyager HospiceCare, Inc.

We Care Home Health Services, Inc.

6.12(b) - 2 -

SCHEDULE 6.20

POST CLOSING COVENANTS

See attached.

6.20

SCHEDULE 6.20

POST CLOSING COVENANTS

I. Within 90 days after the Closing Date (unless waived or extended by the Administrative Agent in its sole discretion), each applicable Loan Party shall obtain and deliver to the Administrative Agent, to the extent such items have not been delivered as of the Closing Date, a Control Agreement in form and substance reasonably satisfactory to the Administrative Agent, duly authorized, executed and delivered by the parties thereto, with respect to each Deposit Account, Securities Account and Commodity Account maintained by such Loan Party and required to be subject to the Administrative Agent’s Control pursuant to the Security Agreement.

II. Within 30 days after the Closing Date (unless waived or extended by the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower, to the extent such certificate has not been delivered as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent, setting forth each Deposit Account, Securities Account and Commodity Account maintained by the Subsidiaries of Harden (identified on Annex A to this Schedule 6.20) and required to be subject to the Administrative Agent’s Control pursuant to the Security Agreement.

III. Within 30 days after the Closing Date (unless waived or extended by the Administrative Agent in its sole discretion), each applicable Loan Party shall obtain and deliver to the Administrative Agent, to the extent such items have not been delivered as of the Closing Date, the following terminations of Control Agreements, in form and substance reasonably satisfactory to the Administrative Agent, duly authorized, executed and delivered by the parties thereto:

•	Termination of SunTrust Bank Restricted (Non-Blocked) Account Agreement with account number 1000003316246

•	Termination of SunTrust Robinson Humphrey, Inc. Notification and Control Agreement with account number 333001947

•	Termination of Bank of America, N.A. Deposit Account Control Agreement with account number 9428379817

•	Termination of Bank of America, N.A. Deposit Account Control Agreement with account number 385015861797

•	Termination of Bank of America, N.A. Deposit Account Control Agreement with account number 385015865120

•	Termination of Bank of America, N.A. Deposit Account Control Agreement with account number 385015863889

•	Termination of SunTrust Bank Restricted (Non-Blocked) Account Agreement with account number 1000084450534

•	Termination of Bank of America, N.A. Deposit Account Control Agreement with account number 3851280267

•	Termination of Bank of America, N.A. Deposit Account Control Agreement with account number 385015861807

IV. Within 5 Business Days after the Closing Date (unless waived or extended by the Administrative Agent in its sole discretion), the Borrower shall obtain and deliver to the Administrative Agent, to the extent such items have not been delivered as of the Closing Date the items indicated below with respect to the following Pledged Securities:

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Item to be Delivered
Isidora’s Health Care Inc.	Voyager Home Health, Inc.	2	1,000	Stock Power
PHHC Acquisition Corp.	Gentiva Certified Healthcare Corp.	1	100	Corrected Certificate

V. Within 7 Business Days after the Closing Date (unless waived or extended by the Administrative Agent in its sole discretion), the Borrower shall obtain and deliver to the Administrative Agent, to the extent such items have not been delivered as of the Closing Date, a HIPAA Business Associate Agreement, in form and substance reasonably satisfactory to the Administrative Agent.

VI. Without giving effect to the benefit of any time periods thereunder, on the Closing Date, promptly after the consummation of the Merger but no later than 3:00 p.m. New York City time on the Closing Date, the Borrower shall deliver or cause to be delivered to the Administrative Agent the agreements and documents (other than Control Agreements, which shall be subject to clause I. above) and shall take or cause to be taken such other actions, in each case, with respect to the Subsidiaries of Harden (identified on Annex A to this Schedule 6.20) in order for such Subsidiaries to become Guarantors on the Closing Date, to cause the Lien created by the Security Agreement to be duly perfected to the extent required by such agreement and otherwise comply with the provisions of Section 6.12(a).

VII. The Loan Parties shall have delivered to the Administrative Agent within 10 days after the Closing Date, certified copies of the lien searches set forth below, none of which encumber the Collateral covered or intended to be covered by the Security Documents, other than Liens permitted by Section 7.01 and any other Liens for which the Administrative Agent shall have received satisfactory evidence that UCC termination statements and all other filings or recordings have been made in the appropriate offices as may be required under applicable law to terminate of record such Liens.

NAME	JURISDICTION	TYPE OF SEARCH
Harden HC Texas Holdco, LLC	Texas	Texas U.S. District Court Judgment Search

ANNEX A

Name of Entity	Jurisdiction
ABC Hospice, LLC	Texas
Alpine Home Health Care, LLC	Colorado
Alpine Home Health II, Inc.	Colorado
Alpine Home Health, Inc.	Mississippi
Alpine Resource Group, Inc.	Colorado
American Homecare Management Corp.	Delaware
American Hospice, Inc.	Texas
Asian American Home Care, Inc.	California
Bethany Hospice, LLC	Delaware
California Hospice, LLC	Texas
Chaparral Hospice, Inc.	Texas
Colorado Hospice, L.L.C.	Colorado
Faith Home Health and Hospice, LLC	Kansas
Faith in Home Services, L.L.C.	Kansas
First Home Health, Inc.	West Virginia
Georgia Hospice, LLC	Texas
Girling Health Care Services of Knoxville, Inc.	Tennessee
Girling Health Care, Inc.	Texas
Harden Clinical Services, LLC	Texas
Harden HC Texas Holdco, LLC	Texas
Harden Healthcare Services, LLC	Texas
Harden Healthcare, LLC	Texas
Harden Home Health, LLC	Delaware
Harden Home Option, LLC	Texas
Harden Hospice, LLC	Texas
Hawkeye Health Services, Inc.	Iowa
HomeCare Plus, Inc.	Alabama
Horizon Health Care Services, Inc.	Texas
Hospice Care of Kansas and Missouri, L.L.C.	Missouri
Hospice Care of Kansas, L.L.C.	Kansas
Hospice Care of the Midwest, L.L.C.	Missouri
Iowa Hospice, L.L.C.	Iowa

Name of Entity	Jurisdiction
Isidora’s Health Care Inc.	Texas
Lakes Hospice, L.L.C.	Iowa
Lighthouse Hospice - Coastal Bend, LLC	Texas
Lighthouse Hospice - Metroplex, LLC	Texas
Lighthouse Hospice - San Antonio, LLC	Texas
Lighthouse Hospice Management, LLC	Texas
Lighthouse Hospice Partners, LLC	Texas
Missouri Home Care of Rolla, Inc.	Missouri
Nursing Care - Home Health Agency, Inc.	West Virginia
Omega Hospice, LLC	Alabama
Saturday Partners, LLC	Colorado
The American Heartland Hospice Corp.	Missouri
The Home Option, LLC	Texas
The Home Team of Kansas, LLC	Kansas
Voyager Acquisition, L.P.	Texas
Voyager Home Health, Inc.	Delaware
Voyager HospiceCare, Inc.	Delaware
We Care Home Health Services, Inc.	Texas

SCHEDULE 7.02

EXISTING INDEBTEDNESS

Bonds

Bond Number	Issuing Carrier	Principal	Obligee	Type of Bond	Bond Amount	Expiration Date
CMS216285	RLI Insurance Company	Gentiva Health Services Inc.	State of Nevada Department of Human Resources, Divison of Aging	Miscellaneous Indemnity Bonds - All	$100,000.00	1/9/2014
CMS218507	RLI Insurance Company	Gentiva Certified Healthcare Corporation dba Gentiva Health Services	People of the Commonwealth of Massachusetts	License & Permit	$12,000.00	6/1/2014
CMS227747	RLI Insurance Company	Lisa Reed	Arkansas Secretary of State	Notary and Notary E&O	$7,500.00	12/12/2017
CMS238609	RLI Insurance Company	Lynelle Ann Hatlestad	State of Arizona, Secretary of State	Notary and Notary E&O	$5,000.00	6/22/2014
CMS238611	RLI Insurance Company	Donna M. Van Der Does	State of Kansas	Notary and Notary E&O	$7,500.00	8/14/2014
CMS238612	RLI Insurance Company	Polly G. Gore	Kansas Secretary of State	Notary and Notary E&O	$7,500.00	7/9/2014
CMS238617	RLI Insurance Company	Gentiva Health Services, Inc.	Southern California Edison	Utility Deposit Bonds	$6,100.00	11/22/2013
CMS238620	RLI Insurance Company	Linda Skaggs	Kansas Secretary of State	Notary and Notary E&O	$7,500.00	8/13/2016
CMS238622	RLI Insurance Company	Frances Joann Williams	Kansas Secretary of State	Notary and Notary E&O	$7,500.00	9/1/2016

7.02

SCHEDULE 7.04(g)

FUNDAMENTAL CHANGES - SUBSIDIARIES

Subsidiary	Jurisdiction of Organization

RWW Michigan, Inc.	MI

Gentiva Rehab Without Walls, LLC	DE

7.04(g)

SCHEDULE 7.05

PERMITTED DISPOSITION ENTITIES

Odyssey HealthCare of South Texas, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	Delaware	26-2529581

Odyssey HealthCare of Kansas City, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	Delaware	26-1174455

Wake Forest Baptist Health Care at Home, LLC	3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339	North Carolina	46-2300938

7.05

SCHEDULE 7.09

RESTRICTIONS

None.

7.09

SCHEDULE 10.02

ADMINISTRATIVE AGENT’S OFFICE; CERTAIN ADDRESSES FOR NOTICES

Borrower:

Gentiva Health Services, Inc.

3350 Riverwood Parkway, Suite 1400

Atlanta, Georgia 30339

Attn: Eric A. Slusser, Chief Financial Officer

Telephone: 770-951-6101

Facsimile: 913-689-6588

Email: Eric.Slusser@gentiva.com

Borrower’s Website Address: www.Gentiva.com.

Gentiva Health Services, Inc.

3350 Riverwood Parkway, Suite 1400

Atlanta, Georgia 30339

Attn: John N. Camperlengo, General Counsel

Telephone: 770-951-6387

Facsimile: 913-814-4066

Email: john.camperlengo@gentiva.com

Borrower’s Website Address: www.Gentiva.com.

Administrative Agent, Swing Line Lender and L/C Issuer:

Barclays Bank PLC

745 Seventh Avenue, 27th Floor

New York, New York 10019

Attn: Diane F. Rolfe, Director

Telephone: 212-526-1109

Facsimile: 646-250-3678

10.02

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date:                     ,

To:	Barclays Bank PLC, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of [                    ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐	A Borrowing of [Revolving Credit][Term] Loans

☐	A conversion or continuation of [Revolving Credit][Term] Loans

1.	Class of Borrowing[1]

2.	On (a Business Day).

3.	In the amount of $

4.	Comprised of
[Type of Loan requested]

5.	For Eurodollar Rate Loans: with an Interest Period of months.

[The Revolving Credit Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(c) of the Agreement.]2

[1]	E.g. “Initial Term B Loans,” “Initial Term C Loans,” Revolving Credit Loans,” “Additional Term B Loans,” “Additional Term C Loans,” “Additional Revolving Credit Loans,” “Other Term Loans,” “Extended Term Loans,” “Extended Revolving Credit Loans,” or another Class of Loans to be made pursuant to a Term Extension Request or Revolving Credit Extension Request.
[2]	Include this sentence in the case of a Revolving Credit Borrowing.

Exhibit A

Form of Commited Loan Notice

[The Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a) and (b) of the Agreement shall be satisfied on and as of the date of the applicable Credit Extension.]3

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

[3]	Do not include this sentence if this Notice is for a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans.

Exhibit A

Form of Commited Loan Notice

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

Date:                     ,

To:	Barclays Bank PLC, as Swing Line Lender

Barclays Bank PLC, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of [                    ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests a Swing Line Loan:

1.	On (a Business Day).

2.	In the amount of $ .

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

The Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a) and (b) of the Agreement shall be satisfied on and as of the date of the applicable Credit Extension.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Exhibit B

Form of Swing Line Loan Notice

EXHIBIT C-1

FORM OF TERM NOTE

                    ,

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                      or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of [            ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of the Term Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

Exhibit C-1

Form of Term Note

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Exhibit C-1

Form of Term Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit C-1

Form of Term Note

EXHIBIT C-2

FORM OF REVOLVING CREDIT NOTE

                    ,

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                      or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of [            ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Revolving Credit Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Revolving Credit Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

Exhibit C-2

Form of Revolving Credit Note

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Exhibit C-2

Form of Revolving Credit Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit C-2

Form of Revolving Credit Note

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                  ,

To:	Barclays Bank PLC, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of [            ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies in his official capacity and not individually as of the date hereof that he/she is the                      of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered (i) the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section and (ii) the consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidating statements of income or operations, shareholders’ equity and cash flows for such fiscal year. Such consolidating statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such consolidated financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating financial statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and financial condition of the Borrower during the accounting period covered by such financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

Exhibit D

Form of Compliance Certificate

[select one:]

[to the knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower contained in Article V of the Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information (such information based on the financial statements delivered pursuant to Sections 6.01 (a) and 6.01(b) of the Agreement) set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                  ,         .

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Exhibit D

Form of Compliance Certificate

For the Quarter/Year ended                  ,          (“Statement Date”)

SCHEDULE 11

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11 – Consolidated Leverage Ratio.

A.	Consolidated EBITDA for Measurement Period ending on above date (“Subject Period”):

	1.	Consolidated Net Income	$

	2.	Consolidated Interest Charges	$

	3.	Provision for income taxes	$

	4.	Depreciation expenses	$

	5.	Amortization expenses	$

	6.	Extraordinary, unusual or non-recurring charges or losses related solely to settlement of litigation in an aggregate amount not to exceed $25,000,000	$

	7.	Other extraordinary, unusual or nonrecurring cash charges reducing Consolidated Net Income in an aggregate amount not to exceed $25,000,000 for each Measurement Period beginning after September 30, 2013	$

	8.	Any other non-cash charges or losses, including equity based compensation	$

	9.	Costs associated with the Transaction	$

	10.	Charges or losses reducing Consolidated Net Income incurred (a) in connection with the closure of certain facilities and branch offices of the Borrower and its Subsidiaries in an aggregate amount not to exceed $10,000,000, and (b) in connection with consolidations of branch offices in an aggregate amount not to exceed $5,000,000	$

	11.	Charges or losses reducing Consolidated Net Income in an aggregate amount not to exceed $6,000,000 incurred in connection with the corporate restructuring plan identified as the “One Gentiva Initiative”	$

[1]	In the event of any inconsistency between this Exhibit and the Credit Agreement itself, the terms of the Credit Agreement shall govern and control.

Exhibit D

Form of Compliance Certificate

	12.	Cost savings not to exceed $5,000,000 projected by the Borrower in good faith to be realized within 18 months of [the Closing Date], in connection with the corporate restructuring plan identified as the “One Gentiva Initiative”	$

	13.	Integration expenses and one-time compensation charges (including stay bonuses and severance expenses) in an aggregate amount not to exceed $5,000,000, in each case, incurred as a result of the consummation of the Merger	$

	14.	The amount of “run rate” cost savings projected by the Borrower in good faith to be realized as a result of specified actions taken or to be taken, in either case, within 18 months after the Transaction or the consummation of any other acquisition or disposition which is expected to result in such cost savings, net of the amount of actual benefits realized from such action, during such period; provided that the aggregate amount of such costs savings (x) related to the Transaction shall not exceed $28,000,000 and (y) with respect to any other acquisition or disposition shall not exceed 15% of Consolidated EBITDA (for the applicable Measurement Period) (such determination to be made prior to giving effect to any adjustments pursuant to this clause I.A.14)	$

	15.	Expenses incurred to the extent covered by indemnification provisions in any agreement in connection with a Permitted Acquisition	$

	16.	Expenses with respect to liability or casualty events or business interruption, to the extent covered by insurance	$

	17.	Non-cash purchase accounting adjustment and any writedowns or impairment losses with respect to the valuation of long-lived assets or deferred financing costs to the extent deducted in calculating Consolidated Net Income	$

	18.	Non-cash losses from joint ventures and non-cash minority interest reductions	$

	19.	Income tax credits

	20.	Non-cash increases to Consolidated Net Income	$

	21.	Extraordinary, unusual or non-recurring income or gain increasing Consolidated Net Income	$

	22.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10 + 11 + 12 + 13 + 14 + 15 + 16 + 17 + 18 - 19 - 20 - 21):	$

B.	Consolidated Funded Indebtedness at Statement Date:		$

Exhibit D

Form of Compliance Certificate

C.	Consolidated Leverage Ratio (Line B ÷ Line I.A.21):	to 1

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
Closing Date through December 31, 2013	6.75 to 1.00
March 31, 2014	6.75 to 1.00
June 30, 2014	6.75 to 1.00
September 30, 2014	6.75 to 1.00
December 31, 2014	6.75 to 1.00
March 31, 2015	6.75 to 1.00
June 30, 2015	6.50 to 1.00
September 30, 2015	6.50 to 1.00
December 31, 2015	6.50 to 1.00
March 31, 2016	6.50 to 1.00
June 30, 2016	6.25 to 1.00
September 30, 2016	6.25 to 1.00
December 31, 2016	6.25 to 1.00
March 31, 2017	6.25 to 1.00
June 30, 2017	6.00 to 1.00
September 30, 2017	6.00 to 1.00
December 31, 2017	6.00 to 1.00
March 31, 2018 and each fiscal quarter thereafter	5.75 to 1.00

Exhibit D

Form of Compliance Certificate

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE2

to the Compliance Certificate

($ in 000’s)

Consolidated EBITDA

(in accordance with the definition of Consolidated EBITDA

as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ Provision for income taxes
+ Depreciation expenses
+ Amortization expenses
+ Extraordinary, unusual or non-recurring charges or losses related solely to settlement of litigation in an aggregate amount not to exceed $25,000,000

+ Other extraordinary, unusual or nonrecurring cash charges reducing Consolidated Net Income in an aggregate amount not to exceed $25,000,000 for each Measurement Period beginning after September 30, 2013

+ Any other non-cash charges or losses including equity based compensation expenses

Exhibit D

Form of Compliance Certificate

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
+ Costs associated with the Transaction

+ Charges or losses reducing Consolidated Net Income incurred (a) in connection with the closure of certain facilities and branch offices of the Borrower and its Subsidiaries in an aggregate amount not to exceed $10,000,000, and (b) in connection with consolidations of branch offices in an aggregate amount not to exceed $5,000,000

+ Charges or losses reducing Consolidated Net Income in an aggregate amount not to exceed $6,000,000 incurred in connection with the corporate restructuring plan identified as the “One Gentiva Initiative”

+ Cost savings not to exceed $5,000,000 projected by the Borrower in good faith to be realized within 18 months of [the Closing Date], in connection with the corporate restructuring plan identified as the “One Gentiva Initiative”

Exhibit D

Form of Compliance Certificate

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended

+ Integration expenses and one-time compensation charges (including stay bonuses and severance expenses) in an aggregate amount not to exceed $5,000,000, in each case, incurred as a result of the consummation of the Merger

+ The amount of “run rate” cost savings projected by the Borrower in good faith to be realized as a result of specified actions taken or to be taken, in either case, within 18 months after the Transaction or the consummation of any other acquisition or disposition which is expected to result in such cost savings, net of the amount of actual benefits realized from such action, during such period; provided that the aggregate amount of such costs savings (x) related to the Transaction shall not exceed $28,000,000 and (y) with respect to any other acquisition or disposition shall not exceed 15% of Consolidated EBITDA (for the applicable Measurement Period) (such determination to be made prior to giving effect to any adjustments pursuant to this clause I.A.II)

Exhibit D

Form of Compliance Certificate

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
+ Expenses incurred to the extent covered by indemnification provisions in any agreement in connection with a Permitted Acquisition
+ Expenses with respect to liability or casualty events or business interruption, to the extent covered by insurance

+ Non-cash purchase accounting adjustment and any writedowns or impairment losses with respect to the valuation of long-lived assets or deferred financing costs to the extent deducted in calculating Consolidated Net Income

+ Non-cash losses from joint ventures and non-cash minority interest reductions
- Income tax credits
- Non-cash increases to Consolidated Net Income
- Extraordinary, unusual or non-recurring income or gain increasing Consolidated Net Income
= Consolidated EBITDA

Exhibit D

Form of Compliance Certificate

EXHIBIT E-1

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower:	Gentiva Health Services, Inc.

Exhibit E-1

Assignment and Assumption

4.	Administrative Agent: Barclays Bank PLC, as the administrative agent under the Credit Agreement

5.	Credit Agreement: Credit Agreement, dated as of [ ], 2013, among Gentiva Health Services, Inc., the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender

6.	Assigned Interest:

Assignor[s][1]	Assignee[s][2]	Facility Assigned[3]	Aggregate Amount of Commitment/Loans for all Lenders[4]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[5]		CUSIP Number
			$	$		%
			$	$		%
			$	$		%

[7.	Trade Date: ][6]

Effective Date:                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

[1]	List each Assignor, as appropriate.
[2]	List each Assignee, as appropriate.
[3]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment,” “Extended Revolving Credit Commitment,” “Additional Revolving Credit Commitment,” “Term B Commitment,” “Term C Commitment,” “Other Term Commitment,” “Additional Term B Commitment,” “Additional Term C Commitment,” etc.).
[4]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[5]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[6]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Exhibit E-1

Assignment and Assumption

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and][7] Accepted:

BARCLAYS BANK PLC, as Administrative Agent

By:
Name:
Title:

[Consented to:][8]

By:
Name:
Title:

[7]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[8]	To be added only if the consent of the Borrower and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

Exhibit E-1

Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, on the basis of which it has made such analysis and decision independently and without reliance upon the Administrative Agent or any other Lender, and (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal,

Exhibit E-1

Assignment and Assumption

interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions.

3.1 In accordance with Section 10.06 of the Credit Agreement, upon execution, delivery and acceptance of this Assignment and Assumption, from and after the Effective Date, [the][any] Assignor shall, to the extent of the Assigned Interest assigned pursuant to this Assignment and Assumption, be released from its obligations under the Credit Agreement (and, in the case that this Assignment and Assumption covers all of [the][any] Assignor’s rights and obligations under the Credit Agreement, [the][any] Assignor shall cease to be a party to the Credit Agreement but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 thereof with respect to facts and circumstances occurring prior to the effective date of this assignment).

3.2 This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption and all of said counterparts taken together shall be deemed to constitute one and the same instrument, governed by, and construed in accordance with, the laws of the State of New York.

Exhibit E-1

Assignment and Assumption

EXHIBIT E-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

FAX ALONG WITH COMMITMENT LETTER TO:
FAX #

I. Borrower Name:

	$	Type of Facility

II. Legal Name of Lender of Record for Signature Page:

• Signing Credit Agreement	YES	NO
• Coming in via Assignment	YES	NO

III. Type of Lender:
(Bank, Asset Manager, Broker/Dealer, CLO/CDO, Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other – please specify)

IV. Domestic Address:	V. Eurodollar Address:

VI. Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution’s compliance procedures and applicable laws, including Federal and State securities laws.

	Credit Contact	Primary Operations Contact	Secondary Operations Contact

Name:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

IntraLinks E-Mail Address:

Exhibit E-2

Form of Administrative Questionnaire

Does Secondary Operations Contact need copy of notices?          YES             NO

	Letter of Credit Contact	Draft Documentation Contact	Legal Counsel

Name:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

VII. Lender’s Letter of Credit and Bankers’ Acceptance Fed Wire Payment Instructions (if applicable):

Pay to:
(Bank Name)
(ABA #)
(Account #)
(Attention)

VIII. Lender’s Fed Wire Payment Instructions:

Pay to:

(Bank Name)

	(ABA#)	(City/State)

	(Account #)	(Account Name)

(Attention)

Exhibit E-2

Form of Administrative Questionnaire

IX. Organizational Structure and Tax Status

Please refer to the withholding tax instructions below and then complete this section accordingly:

Lender Taxpayer Identification Number (TIN):           -

Tax Withholding Form Delivered Barclays Bank PLC:

W-9

W-8BEN

W-8ECI

W-8EXP

W-8IMY

Tax Contact

Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address:

NON–U.S. LENDER INSTITUTIONS

1. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

Exhibit E-2

Form of Administrative Questionnaire

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form

W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we require an original form W-9.

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

X. Barclays Bank PLC Payment Instructions:

Pay to:	Barclays Bank PLC
	ABA # [	]
	[	]
Acct. # [ ]
	Attn: [	]
	Ref: [	]

Exhibit E-2

Form of Administrative Questionnaire

EXHIBIT F

FORM OF GUARANTY

[see attached]

Exhibit F

Form of Guaranty

EXHIBIT G

FORM OF SECURITY AGREEMENT

[see attached]

Exhibit G

Form of Security Agreement

EXHIBIT H-1

FORM OF PERFECTION CERTIFICATE

[see attached]

Exhibit H-1

Form of Perfection Certificate

PERFECTION CERTIFICATE

Reference is hereby made to (i) that certain Security Agreement dated as of [            ] (the “Security Agreement”), between Gentiva Health Services, Inc., a Delaware corporation (“Borrower”), the Guarantors party thereto (collectively, the “Guarantors”) and the Administrative Agent (as hereinafter defined) and (ii) that certain Credit Agreement dated as of [            ] (the “Credit Agreement”) among the Borrower, Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and the lenders from time to time party thereto. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

The undersigned hereby certify to the Administrative Agent as follows:

1. Names.

(a) The exact legal name of each Loan Party, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Loan Party is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Loan Party that is a registered organization, the Federal Taxpayer Identification Number of each Loan Party and the jurisdiction of formation of each Loan Party.

(b) Set forth in Schedule 1(b) hereto is a list of any other corporate or organizational names each Loan Party has had in the past five years, together with the date of the relevant change.

(c) Set forth in Schedule 1(c) is a list of all other names used by each Loan Party, or any other business or organization to which each Loan Party became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time within the five years preceding the date hereof. Except as set forth in Schedule 1(c), no Loan Party has changed its jurisdiction of organization at any time during the past four months.

2. Current Locations. The chief executive office of each Loan Party is located at the address set forth in Schedule 2 hereto.

3. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions within the past five years described in Schedule 3 attached hereto, all of the Collateral has been originated by each Loan Party in the ordinary course of business or consists of goods which have been acquired by such Loan Party in the ordinary course of business from a person in the business of selling goods of that kind.

4. File Search Reports. Attached hereto as Schedule 4 is a true and accurate summary of (A) file search reports from the Uniform Commercial Code filing offices, tax and judgment lien searches and bankruptcy searches or equivalent reports or searches (i) in each jurisdiction identified in Section 1(a) or Section 2 with respect to each legal name set forth in Section 1 and (ii) in each jurisdiction described in Schedule 1(c) or Schedule 3 relating to any of the transactions described in Schedule (1)(c) or Schedule 3 with respect to each legal name of the person or entity from which each Loan Party purchased or otherwise acquired any of the Collateral, (B) file search reports from the United States Patent and Trademark

Office (the “USPTO”) and United States Copyright Office (the “USCO”) and (C) file search reports from each filing officer in each real estate recording office identified in Schedule 7 with respect to real estate on which Collateral consisting of fixtures is or is to be located. A true copy of each financing statement, including judgment and tax liens, bankruptcy and pending lawsuits or other filing identified in such file search reports has been delivered to the Administrative Agent.

5. UCC Filings. The financing statements (duly authorized by each Loan Party constituting the debtor therein), including the indications of the collateral, attached as Schedule 5 relating to the Security Agreement or the applicable Mortgage, are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 6 hereof.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule of (i) the appropriate filing offices for the financing statements attached hereto as Schedule 5 , (ii) the appropriate filing offices for the filings described in Schedule 11(c), and (iii) any other actions required to create, preserve, protect and perfect the security interests in the Collateral granted to the Administrative Agent pursuant to the Collateral Documents. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Collateral granted to the Administrative Agent pursuant to the Collateral Documents.

7. Real Property. Attached hereto as Schedule 7(a) is a list of all (i) real property owned, all leased real property with annual aggregate base rental payments of $200,000 or greater or otherwise held by each Loan Party located in the United States as of the Closing Date, (ii) real property to be encumbered by a Mortgage and fixture filing, which real property includes all real property owned, leased or otherwise held by each Loan Party as of the Closing Date (such real property, the “Mortgaged Property”), (iii) common names, addresses and uses of each Mortgaged Property (stating improvements located thereon) and (iv) other information relating thereto required by such Schedule. Except as described in Schedule 7(b) attached hereto: no Loan Party has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property described in Schedule 7(a). Attached hereto as Schedule 7(c) is a true copy of the current Water Rights owned or used by any Loan Party in connection with the operation of any Mortgaged Property.

8. [Reserved].

9. Stock Ownership and Other Equity Interests. Attached hereto as Schedule 9(a) is a true and correct list of each of all of the authorized, and the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interest owned by a Loan Party and describing the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests setting forth the percentage of such equity interests pledged under the Security Agreement. Also set forth in Schedule 9(b) is each equity investment of any Loan Party in any entity that represents 50% or less of the equity of the entity in which such investment was made setting forth the percentage of such equity interests pledged under the Security Agreement.

10. Instruments and Tangible Chattel Paper. Attached hereto as Schedule 10 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Loan Party as of the date hereof, including all intercompany notes between or among any two or more Loan Parties or any of their Subsidiaries, stating if such instruments, chattel paper or other evidence of indebtedness is pledged under the Security Agreement.

11. Intellectual Property. (a) Attached hereto as Schedule 11(a) is a schedule setting forth all of each Loan Party’s Patents and Trademarks (each as defined in the Security Agreement) applied for or registered with the USPTO, and all other Patents and Trademarks (each as defined in the Security Agreement), including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each Patent or Trademark owned by each Loan Party.

(b) Attached hereto as Schedule 11(b) is a schedule setting forth all of each Loan Party’s United States Copyrights (each as defined in the Security Agreement), and all other Copyrights, including the name of the registered owner and the registration number of each Copyright owned by each Loan Party.

(c) Attached hereto as Schedule 11(c) is a schedule setting forth all Patent Licenses, Trademark Licenses and Copyright Licenses, whether or not recorded with the USPTO or USCO, as applicable, including, but not limited to, the relevant signatory parties to each license along with the date of execution thereof and, if applicable, a recordation number or other such evidence of recordation.

(d) Attached hereto as Schedule 11(d) in proper form for filing with the USPTO and USCO are the filings necessary to preserve, protect and perfect the security interests in the United States Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth in Schedule 11(a), Schedule 11(b), and Schedule 11(c), including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and the Copyright Security Agreement, as applicable on Schedule 11(d).

12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of all Commercial Tort Claims (as defined in the Security Agreement) held by each Loan Party, including a brief description thereof and stating if such commercial tort claims are required to be pledged under the Security Agreement.

13. Deposit Accounts, Securities Accounts and Commodity Accounts. Attached hereto as Schedule 13 is a true and complete list of all Deposit Accounts (including those that contain proceeds of Medicaid, Medicare and similar government programs), Securities Accounts and Commodity Accounts (each as defined in the Security Agreement) maintained by each Loan Party, including the name of each institution where each such account is held, the name of each such account, the name of each entity that holds each account, specifying if any such Deposit Account contains proceeds of Medicaid, Medicare or similar government programs and stating if such account is required to be subject to a control agreement pursuant to the Security Agreement and the reason for such account to be excluded from the control agreement requirement.

14. Letter-of-Credit Rights. Attached hereto as Schedule 14 is a true and correct list of all Letters of Credit issued in favor of each Loan Party, as beneficiary thereunder, stating if letter-of-credit rights with respect to such Letters of Credit are required to be subject to a control arrangement pursuant to the Security Agreement.

15. Insurance. Attached hereto as Schedule 15 is a true and correct list of all insurance policies of the Companies.1

16. Other Collateral. Attached hereto as Schedule 16 is a true and correct list of all of the following types of collateral, if any, owned or held by each Loan Party: (a) all agreements and contracts with any Governmental Authority, and (b) all aircraft and airplanes, stating in each case, if such types of collateral are required to be pledged pursuant to the Security Agreement.

[The Remainder of this Page has been intentionally left blank]

[1]	Evidence of flood insurance must be included with respect to each improved Mortgaged Property located in a Special Flood Hazard Area if flood insurance has been made available through the National Flood Insurance Program.

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of this      day of             , 2013.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

[GUARANTORS]

By:
Name:
Title:

EXHIBIT H-2

FORM OF PERFECTION CERTIFICATE SUPPLEMENT

[see attached]

Exhibit H-2

Form of Perfection Certificate Supplement

EXHIBIT I

[RESERVED]

Exhibit I

Opinion Matters - Counsel to Company

EXHIBIT J

FORM OF SOLVENCY CERTIFICATE

This Solvency Certificate (this “Certificate”) is delivered pursuant to Section 4.01(a)(xiii) of the Credit Agreement, dated as of [                    ], 2013 (as amended, supplemented, restated, replaced or otherwise modified from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

I hereby certify on behalf of the Loan Parties as follows:

1. I am the duly qualified and acting chief financial officer of the Borrower and in such capacity am a senior financial officer with responsibility for the management of the financial affairs of the Borrower and the preparation of consolidated financial statements of the Borrower and its Subsidiaries. I acted on behalf of the Borrower in connection with the negotiation and execution of the Credit Agreement, the other Loan Documents and each other document relating to the Transaction. In connection with the following certifications, I have reviewed the financial statements of the Borrower and its Subsidiaries.

2. I have carefully reviewed the contents of this Certificate, and I have conferred with counsel for the Borrower for the purpose of discussing the meaning of its contents and the purpose for which it is to be used. I have made such investigations and inquiries as I have deemed to be reasonably necessary and prudent, and have reviewed the Credit Agreement, the other Loan Documents and each other document relating to the Transaction. I am providing this certificate solely in my capacity as an officer of the Borrower and not individually.

3. The fair value of the assets of the Company (as used herein “Company” means the Borrower and its Subsidiaries (including the Acquired Business immediately after giving effect to the Transaction) on a consolidated basis) is not as of the date hereof, nor will it be after giving effect to the Transaction, less than the total amount of liabilities, including contingent liabilities, of the Company (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability).

4. On the date hereof, before and after giving effect to the Transaction, the present fair salable value of the assets of the Company is greater as of the date hereof than the total amount of liabilities, including contingent liabilities, of the Company (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability).

Exhibit J

Form of Solvency Certificate

5. The Company is not incurring, and does not intend to incur, debts or liabilities beyond the Company’s ability to pay such debts and liabilities as they mature.

6. The Company is not, and after giving effect to the Transaction will not be, left with property remaining in its hands constituting “unreasonably small capital.” I understand that “unreasonably small capital” depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted by the Company in light of the projected financial statements and available credit capacity.

[Signature Page Follows]

Exhibit J

Form of Solvency Certificate

IN WITNESS WHEREOF, I have hereunto set my hand on the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Exhibit J

Form of Solvency Certificate

EXHIBIT K

[Reserved]

Exhibit K

Form of HIPAA Business Associate Agreement

EXHIBIT L

FORM OF ACCEPTANCE AND PREPAYMENT NOTICE

Date:                     , 20

To: [Barclays Bank PLC], as Auction Agent

Ladies and Gentlemen:

This Acceptance and Prepayment Notice is delivered to you pursuant to (a) Section 2.05(a)(iv)(D) of that certain Credit Agreement, dated as of [                    ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto, and (b) that certain Solicited Discounted Prepayment Notice, dated                     , 20    , from the Borrower (the “Solicited Discounted Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement, the Borrower hereby irrevocably notifies you that it accepts offers delivered in response to the Solicited Discounted Prepayment Notice having an Offered Discount equal to or greater than [    ]% in respect of the [    ]1 Class of Term Loans (the “Acceptable Discount”) in an aggregate amount not to exceed the Solicited Discounted Prepayment Amount.

The Borrower expressly agrees that this Acceptance and Prepayment Notice shall be irrevocable and is subject to the provisions of Section 2.05(a)(iv)(D) of the Credit Agreement.

The Borrower hereby represents and warrants to the Auction Agent and each Term Lender of the [    ]2 Class of Term Loans as follows:

1. The Borrower will not use proceeds of Revolving Credit Loans or Swing Line Loans to fund this Discounted Term Loan Prepayment.

2. [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by a Borrower on the applicable Discounted Prepayment Effective Date.][At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of any Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]3

[1]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[2]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[3]	Insert applicable representation.

Exhibit L

Form of Acceptance and Prepayment Notice

3. The Borrower does not possess material non-public information (within the meaning of the United States and state securities laws) with respect to Borrower and its Subsidiaries or the securities of any of them that (A) have not been disclosed to the Term Lenders generally (other than Term Lenders who elect not to receive such information) and (B) could reasonably be expected to have a material effect upon or otherwise be material to a Lender’s decision to assign Loans.

4. No Default or Event of Default has occurred, is continuing or would result from the transactions contemplated by this notice.

The Borrower acknowledges that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with the acceptance of any prepayment made in connection with a Solicited Discounted Prepayment Offer.

The Borrower requests that the Auction Agent promptly notify each Term Lender party to the Credit Agreement of this Acceptance and Prepayment Notice.

[The remainder of this page is intentionally left blank.]

Exhibit L

Form of Acceptance and Prepayment Notice

IN WITNESS WHEREOF, the undersigned has executed this Acceptance and Prepayment Notice as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Exhibit L

Form of Acceptance and Prepayment Notice

EXHIBIT M

FORM OF DISCOUNT RANGE PREPAYMENT NOTICE

Date:                     , 20

To: [Barclays Bank PLC], as Auction Agent

Ladies and Gentlemen:

This Discount Range Prepayment Notice is delivered to you pursuant to Section 2.05(a)(iv)(C) of that certain Credit Agreement, dated as of [                    ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(iv)(C) of the Credit Agreement, the Borrower hereby requests that each Term Lender of the [    ]1 Class of Term Loans submit a Discount Range Prepayment Offer. Any Discounted Loan Term Prepayment made in connection with this solicitation shall be subject to the following terms:

1. This Borrower Solicitation of Discount Range Prepayment Offers is extended at the sole discretion of the Borrower to each Term Lender of the [    ]2 Class of Term Loans.

2. The maximum aggregate principal amount of the Discounted Term Loan Prepayment that will be made in connection with this solicitation is $[        ] of the [    ]3 Class of Term Loans (the “Discount Range Prepayment Amount”).4

3. The Borrower is willing to make Discount Loan Prepayments at a percentage discount to par value greater than or equal to [    ]% but less than or equal to [    ]% of the [    ]5 Class of Term Loans (the “Discount Range”).

[1]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[2]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[3]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[4]	Minimum of $10.0 million and whole increments of $1.0 million.
[5]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).

Exhibit M

Form of Discount Range Prepayment Notice

To make an offer in connection with this solicitation, you are required to deliver to the Auction Agent a Discount Range Prepayment Offer by no later than 5:00 p.m., New York time, on the date that is the third Business Day following the date of delivery of this notice pursuant to Section 2.05(a)(iv)(C) of the Credit Agreement.

The Borrower hereby represents and warrants to the Auction Agent and each Term Lender of the [    ]6 Class of Term Loans as follows:

1. The Borrower will not use proceeds of Revolving Credit Loans or Swing Line Loans to fund this Discounted Term Loan Prepayment.

2. [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.][At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]7

3. The Borrower does not possess material non-public information (within the meaning of the United States and state securities laws) with respect to Borrower and its Subsidiaries or the securities of any of them that (A) have not been disclosed to the Term Lenders generally (other than Term Lenders who elect not to receive such information) and (B) could reasonably be expected to have a material effect upon or otherwise be material to a Lender’s decision to assign Loans.

4. No Default or Event of Default has occurred, is continuing or would result from the transactions contemplated by this notice.

The Borrower acknowledges that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with any Discount Range Prepayment Offer made in response to this Discount Range Prepayment Notice and the acceptance of any prepayment made in connection with this Discount Range Prepayment Notice.

The Borrower requests that the Auction Agent promptly notify each relevant Term Lender party to the Credit Agreement of this Discount Range Prepayment Notice.

[The remainder of this page is intentionally left blank.]

[6]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[7]	Insert applicable representation.

Exhibit M

Form of Discount Range Prepayment Notice

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Notice as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Enclosure: Form of Discount Range Prepayment Offer

Exhibit M

Form of Discount Range Prepayment Notice

EXHIBIT N

FORM OF DISCOUNT RANGE PREPAYMENT OFFER

Date:             , 20

To: [Barclays Bank PLC], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) the Credit Agreement, dated as of [            ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto, and (b) the Discount Range Prepayment Notice, dated             , 20    , from the Borrower (the “Discount Range Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Discount Range Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(iv)(C) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1. This Discount Range Prepayment Offer is available only for prepayment on [            ]1 Class of Term Loans held by the undersigned.

2. The maximum aggregate principal amount of the Discounted Term Loan Prepayment that may be made in connection with this offer shall not exceed (the “Submitted Amount”):

[            ]2 Class of Term Loans - $[        ]

3. The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [    ]% in respect of the [            ]3 Class of Term Loans (the “Submitted Discount”).

[1]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[2]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[3]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).

Exhibit N

Form of Discount Range Prepayment Offer

The undersigned Lender hereby expressly and irrevocably consents and agrees to a prepayment of its [            ]4 Class of Term Loans indicated above pursuant to Section 2.05(a)(iv)(C) of the Credit Agreement at a price equal to the Applicable Discount and in an aggregate outstanding amount not to exceed the Submitted Amount, as such amount may be reduced in accordance with the Discount Range Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[The remainder of this page is intentionally left blank.]

[4]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).

Exhibit N

Form of Discount Range Prepayment Offer

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Offer as of the date first above written.

[NAME OF TERM LENDER]

By:
Name:
Title:

Exhibit N

Form of Discount Range Prepayment Offer

EXHIBIT O

FORM OF SOLICITED DISCOUNTED PREPAYMENT OFFER

Date:             , 20

To: [Barclays Bank PLC], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) the Credit Agreement, dated as of [            ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto, and (b) the Solicited Discounted Prepayment Notice, dated             , 20    , from the applicable Borrower (the “Solicited Discounted Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Solicited Discounted Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

To accept the offer set forth herein, you must submit an Acceptance and Prepayment Notice by or before no later than 5:00 p.m. New York time on the third Business Day following your receipt of this notice.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1. This Solicited Discounted Prepayment Offer is available only for prepayment on the of the [            ]1 Class of Term Loans held by the undersigned.

2. The maximum aggregate principal amount of the Discounted Term Loan Prepayment that may be made in connection with this offer shall not exceed (the “Offered Amount”):

[            ]2 Class of Term Loans - $[        ]

3. The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [    ]% in respect of the [            ]3 Class of Term Loans (the “Offered Discount”).

[1]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[2]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[3]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).

Exhibit O

Form of Solicited Discounted Prepayment Offer

The undersigned Term Lender hereby expressly and irrevocably consents and agrees to a prepayment of its [            ]4 Class of Term Loans pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement at a price equal to the Acceptable Discount and in an aggregate outstanding amount not to exceed such Term Lender’s Offered Amount as such amount may be reduced in accordance with the Solicited Discount Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[The remainder of this page is intentionally left blank.]

[4]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).

Exhibit O

Form of Solicited Discounted Prepayment Offer

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Offer as of the date first above written.

[NAME OF TERM LENDER]

By:
Name:
Title:

Exhibit O

Form of Solicited Discounted Prepayment Offer

EXHIBIT P

FORM OF SOLICITED DISCOUNTED PREPAYMENT NOTICE

Date:             , 20

To: [Barclays Bank PLC], as Auction Agent

Ladies and Gentlemen:

This Solicited Discounted Prepayment Notice is delivered to you pursuant to Section 2.05(a)(iv)(D) of that certain Credit Agreement, dated as of [            ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank, as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement, the Borrower hereby requests that each Term Lender of the [            ]1 Class of Term Loans submit a Solicited Discounted Prepayment Offer. Any Discounted Term Loan Prepayment made in connection with this solicitation shall be subject to the following terms:

1. This Borrower Solicitation of Discounted Prepayment Offers is extended at the sole discretion of the Borrower to each Term Lender of the [            ]2 Class of Term Loans.

2. The maximum aggregate amount of the Discounted Term Loan Prepayment that will be made in connection with this solicitation is (the “Solicited Discounted Prepayment Amount”):3

[            ]4 Class of Term Loans - $[        ]

To make an offer in connection with this solicitation, you are required to deliver to the Auction Agent a Solicited Discounted Prepayment Offer by no later than 5:00 p.m., New York time on the date that is the third Business Day following delivery of this notice pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement.

The Borrower requests that the Auction Agent promptly notify each Term Lender party to the Credit Agreement of this Solicited Discounted Prepayment Notice.

[1]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[2]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[3]	Minimum of $10.0 million and whole increments of $1.0 million.
[4]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).

Exhibit P

Form of Solicited Discounted Prepayment Offer

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Notice as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Enclosure: Form of Solicited Discounted Prepayment Offer

Exhibit P

Form of Solicited Discounted Prepayment Offer

EXHIBIT Q

FORM OF SPECIFIED DISCOUNT PREPAYMENT NOTICE

Date:             , 20

To: [Barclays Bank PLC], as Auction Agent

Ladies and Gentlemen:

This Specified Discount Prepayment Notice is delivered to you pursuant to Section 2.05(a)(iv)(B) of that certain Credit Agreement, dated as of [            ], 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(iv)(B) of the Credit Agreement, the Borrower hereby offers to make a Discounted Term Loan Prepayment to each Term Lender of the [            ]1 Class of Term Loans on the following terms:

1. This Borrower Offer of Specified Discount Prepayment is available only to each Term Lender of the [            ]2 Class of Term Loans.

2. The aggregate principal amount of the Discounted Term Loan Prepayment that will be made in connection with this offer shall not exceed $[        ] of the [            ]3 Class of Term Loans (the “Specified Discount Prepayment Amount”).4

3. The percentage discount to par value at which such Discounted Term Loan Prepayment will be made [    ]% in respect of the [            ]5 Class of Term Loans (the “Specified Discount”).

To accept this offer, you are required to submit to the Auction Agent a Specified Discount Prepayment Response by no later than 5:00 p.m., New York time, on the date that is the third Business Day following the date of delivery of this notice pursuant to Section 2.05(a)(iv)(B) of the Credit Agreement.

[1]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[2]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[3]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[4]	Minimum of $10.0 million and whole increments of $1.0 million.
[5]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).

Exhibit Q

Form of Specified Discounted Prepayment Notice

The Borrower hereby represents and warrants to the Auction Agent and each Term Lender of the of the [            ]6 Class of Term Loans as follows:

1. The Borrower will not use proceeds of Revolving Credit Loans or Swing Line Loans to fund this Discounted Term Loan Prepayment.

2. [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by a Borrower on the applicable Discounted Prepayment Effective Date.][At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]7

3. The Borrower does not possess material non-public information (within the meaning of the United States and state securities laws) with respect to Borrower and its Subsidiaries or the securities of any of them that (A) have not been disclosed to the Term Lenders generally (other than Term Lenders who elect not to receive such information) and (B) could reasonably be expected to have a material effect upon or otherwise be material to a Lender’s decision to assign Loans.

4. No Default or Event of Default has occurred, is continuing or would result from the transactions contemplated by this notice.

The Borrower acknowledges that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with their decision whether or not to accept the offer set forth in this Specified Discount Prepayment Notice and the acceptance of any prepayment made in connection with this Specified Discount Prepayment Notice.

The Borrower requests that the Auction Agent promptly notify each relevant Term Lender party to the Credit Agreement of this Specified Discount Prepayment Notice.

[The remainder of this page is intentionally left blank.]

[6]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[7]	Insert applicable representation.

Exhibit Q

Form of Specified Discounted Prepayment Notice

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Notice as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Enclosure: Form of Specified Discount Prepayment Response

Exhibit Q

Form of Specified Discounted Prepayment Notice

EXHIBIT R

FORM OF SPECIFIED DISCOUNT PREPAYMENT RESPONSE

Date:             , 20

To: [Barclays Bank PLC], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) the Credit Agreement, dated as of [        ] 17, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto, and (b) the Specified Discount Prepayment Notice, dated             , 20    , from the Borrower (the “Specified Discount Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Specified Discount Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(iv)(B) of the Credit Agreement, that it is willing to accept a prepayment of the following [            ]1Class of Term Loans - $[        ] held by such Term Lender at the Specified Discount in an aggregate outstanding amount as follows:

[            ]2 Class of Term Loans - $[        ]

The undersigned Term Lender hereby expressly and irrevocably consents and agrees to a prepayment of its [            ]3 Class of Term Loans pursuant to Section 2.05(a)(iv)(B) of the Credit Agreement at a price equal to the [applicable] Specified Discount in the aggregate outstanding amount not to exceed the amount set forth above, as such amount may be reduced in accordance with the Specified Discount Proration, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[The remainder of this page is intentionally left blank.]

[1]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[2]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).
[3]	List applicable Class(es) of Term Loans (e.g., Initial Term B Loans, Initial Term C Loans, Additional Term B Loans, Additional Term C Loans, Other Term Loans or Extended Term Loans).

Exhibit R

Form of Solicited Discounted Prepayment Response

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Response as of the date first above written.

[NAME OF TERM LENDER]

By:
Name:
Title:

Exhibit R

Form of Solicited Discounted Prepayment Response

EXHIBIT S

FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE

Exhibit S

Form of United States Tax Compliance Certificate

EXHIBIT   -1

FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of [            ], 2013 (as amended, supplemented or otherwise modified from time to time) (the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), and Barclays Bank PLC, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall furnish the Borrower and the Administrative Agent a properly completed and currently effective certificate in either the calendar year in which payment is to be made by the Borrower or the Administrative Agent to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

[Foreign Lender]

By:
Name:
Title:

[Address]

Dated:            , 20[    ]

EXHIBIT   -2

FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of [            ], 2013 (as amended, supplemented or otherwise modified from time to time) (the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), and Barclays Bank PLC, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) and IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

[Foreign Lender]

By:
Name:
Title:

[Address]

Dated:            , 20[    ]

EXHIBIT   -3

FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of [            ], 2013 (as amended, supplemented or otherwise modified from time to time) (the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), and Barclays Bank PLC, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 3.01(e) and Section 10.06(d) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

[Foreign Participant]

By:
Name:
Title:

[Address]

Dated:            , 20[    ]

EXHIBIT   -4

FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of [            ], 2013 (as amended, supplemented or otherwise modified from time to time) (the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), and Barclays Bank PLC, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 3.01(e) and Section 10.06(d) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) and IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

[Foreign Participant]

By:
Name:
Title:

[Address]

Dated:             , 20[    ]